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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[X]Filed by the Registrant
[_]Filed by a Party other than the Registrant

Check the appropriate box:

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_]Confidential, for use of the Commission only (as permitted by Rule
   14a-6(e)(2)

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                                  ("CRITEF")

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                                ("CRITEF III")
       ----------------------------------------------------------------
             (NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)
       ----------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[_]$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
   Item 22(a)(2) of Schedule 14A.
[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).
[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1)Title of each class of securities to which transaction applies:
     Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III
  2) Aggregate number of securities to which transaction applies:
     2,280,000 BACs in CRITEF, Series I 3,238,760 BACs in CRITEF, Series II 5,258,268 BACs in CRITEF III
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     $15.00 per BAC in CRITEF, Series I $14.68 per BAC in CRITEF, Series II $15.32 per BAC in CRITEF III
  4)Proposed maximum aggregate value of transaction: $162,301,663
  5)Total fee paid: $32,461

[_]Fee paid previously with preliminary materials.

[X]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)Amount previously paid: $32,461

  2)Form, Schedule or Registration Statement No.: Schedule 14A

  3)Filing parties: CRITEF and CRITEF III

  4)Date filed: March 18, 1996; August 26, 1996

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

    CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I
                             C/O THE CRI BUILDING
                             11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                        September 20, 1996

Dear BAC Holder:

  You are cordially invited to attend the special meeting of the holders ("BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 on October 29, 1996 at 9:00 a.m., local time. At the Special Meeting, BAC Holders will vote upon a series of proposals relating to the merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund I-II and certain related transactions.

  As a result of the Merger, all of the Series I BACs (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) will be redeemed for $14.82 per BAC net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

  In addition to and in connection with the vote on the proposed Merger, BAC Holders also are being asked to vote on a proposal (together with the Merger proposal, the "Transaction Proposals"), to approve (a) the sale of the 1.01% general partner interest in Fund I-II held by the General Partner to a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") for $500,000, and the substitution of CAPREIT GP as general partner in its stead, and (b) the issuance of limited partner interests in Fund I-II to CAPREIT or its designees in exchange for a contribution of real property or other assets, in each case to occur concurrently with the consummation of the Merger.

  THE GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS AND RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

  The Transaction Proposals are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund I-II and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

  BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs in Fund I-II voting as a single class will be necessary for the approval of each of the Transaction Proposals. The approval of each Transaction Proposal is a condition to the approval of the other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

  In considering the Transaction Proposals, BAC Holders should be aware that as a result of certain benefits to be realized by the General Partner and certain of its affiliates in connection with the Merger, the General Partner may have interests in conflict with those of the BAC Holders. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions" and "SPECIAL
FACTORS--Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statement.



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


  All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

  THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                       Very truly yours,

                                       CRITEF ASSOCIATES LIMITED PARTNERSHIP,
                                        General Partner

                                           By: C.R.I., Inc., its general
                                            partner

                                               /s/ William B. Dockser
                                                  William B. Dockser
                                        Chairman of the Board of C.R.I., Inc.

                                                         and

                                              /s/ H. William Willoughby
                                                H. William Willoughby
                                              President of C.R.I., Inc.

    CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES II
                             C/O THE CRI BUILDING
                             11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                        September 20, 1996

Dear BAC Holder:

  You are cordially invited to attend the special meeting of the holders ("BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 on October 29, 1996 at 9:00 a.m., local time. At the Special Meeting, BAC Holders will vote upon a series of proposals relating to the merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund I-II and certain related transactions.

  As a result of the Merger, all of the Series II BACs (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) will be redeemed for $14.50 per BAC net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

  In addition to and in connection with the vote on the proposed Merger, the BAC Holders also are being asked to vote on a proposal (together with the Merger proposal, the "Transaction Proposals") to approve (a) the sale of the 1.01% general partner interest in Fund I-II held by the General Partner to a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") for $500,000, and the substitution of CAPREIT GP as general partner in its stead, and (b) the issuance of limited partner interests in Fund I-II to CAPREIT or its designees in exchange for the contribution to Fund I-II of real property or other assets, in each case to occur concurrently with the consummation of the Merger.

  THE GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS AND RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

  The Transaction Proposals are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund I-II and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

  BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs in Fund I-II voting as a single class will be necessary for the approval of each of the Transaction Proposals. The approval of each Transaction Proposal is a condition to the approval of the other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

  In considering the Transaction Proposals, BAC Holders should be aware that as a result of certain benefits to be realized by the General Partner and certain of its affiliates in connection with the Merger, the General Partner may have interests in conflict with those of the BAC Holders. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions" and "SPECIAL
FACTORS--Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statement.
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


  All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

  THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                       Very truly yours,

                                       CRITEF ASSOCIATES LIMITED PARTNERSHIP,
                                        General Partner

                                         By: C.R.I., Inc., its general partner

                                                /s/ William B. Dockser

                                                  William B. Dockser
                                        Chairman of the Board of C.R.I., Inc.

                                                         and

                                             /s/ H. William Willoughby

                                                H. William Willoughby
                                              President of C.R.I., Inc.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                             C/O THE CRI BUILDING
                             11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                                        September 20, 1996

Dear BAC Holder:

  You are cordially invited to attend the special meeting of the holders ("BAC Holders") of Beneficial Assignee Certificates ("BACs") issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 on October 29, 1996 at 10:00 a.m., local time. At the Special Meeting, BAC Holders will vote upon a series of proposals relating to merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund III and certain related transactions.

  As a result of the Merger, all of the BACs (other than BACs held by CAPREIT or its affiliates or Fund III, if any) will be redeemed for $15.13 per BAC, net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

  In addition to and in connection with the vote on the proposed Merger, BAC Holders also are being asked to vote on a proposal (together with the Merger proposal, the "Transaction Proposals"), to approve (a) the sale of the 1.01% general partner interest in Fund III held by the General Partner to a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") for $500,000, and the substitution of CAPREIT GP as general partner in its stead, and (b) the issuance of limited partner interests in Fund III to CAPREIT or its designees in exchange for the contribution to Fund III of real property or other assets, in each case to occur concurrently with the consummation of the Merger.

  THE GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS AND RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

  The Transaction Proposals are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund III and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

  BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs in Fund III will be necessary for the approval of each of the Transaction Proposals. The approval of each Transaction Proposal is a condition to the approval of the other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund I-II. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

  In considering the Transaction Proposals, BAC Holders should be aware that as a result of certain benefits to be realized by the General Partner and certain of its affiliates in connection with the Merger, the General Partner may have interests in conflict with those of the BAC Holders. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions" and "SPECIAL
FACTORS--Certain Relationships and Related Transactions" in the accompanying Joint Proxy Statement.

  All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

  THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                       Very truly yours,

                                       CRITEF III ASSOCIATES LIMITED
                                        PARTNERSHIP, General Partner   By:
                                        C.R.I., Inc., its general partner

                                               /s/ William B. Dockser
                                                  William B. Dockser
                                        Chairman of the Board of C.R.I., Inc.

                                                         and

                                              /s/ H. William Willoughby
                                                H. William Willoughby
                                              President of C.R.I., Inc.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                               ----------------

                          NOTICE OF SPECIAL MEETINGS

                      TO BE HELD ON OCTOBER 29, 1996

  NOTICE IS HEREBY GIVEN that special meetings of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I- II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds"), will be held on October 29, 1996 at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 at 9:00 a.m. and 10:00 a.m., local time respectively.

  The purpose of the special meetings is to consider and vote upon:

    1. A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P. ("Merger Partnership"), a Delaware limited partnership affiliated with Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), and others, which provides for the Merger (the "Fund I-II Merger") of Merger Partnership into Fund I-II pursuant to which, among other things, each BAC (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) will be redeemed for cash in the amount of $14.82 per BAC net to the holder in cash, without interest, in the case of Series I and $14.50 per BAC net to the holder in cash, without interest, in the case of Series II, in each case subject to increase as described below, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund III Merger Agreement" and, together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP" and, together with Fund I-II GP, the "General Partners"), Watermark III Partners, L.P., ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships") a Delaware limited partnership affiliated with CAPREIT, and others, which provides for the Merger (the "Fund III Merger," and together with the Fund I-II Merger, the "Mergers," and individually, a "Merger") pursuant to which, among other things, each BAC (other than BACs held by CAPREIT or its affiliates or Fund III, if any) will be redeemed for cash in the amount of $15.13 per BAC net to the holder in cash, without interest, subject to increase as described below, and in each case, related amendments to the respective Agreement of Limited Partnership of each Fund to authorize expressly the Mergers and the Merger Agreements and the transactions contemplated thereby. In each case, the redemption price per BAC is subject to increase based upon the amount of Available Cash (as defined in the Merger Agreements) at closing as described in more detail in the accompanying Joint Proxy Statement;

    2. A proposal (the "New Partners Proposal", and together with the Merger Proposal, the "Transaction Proposals") with respect to each Fund, to approve in connection with a Merger (a) the sale of the 1.01% general partner interest held by such Fund's General Partner to CAPREIT GP, Inc., a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP") for $500,000, and the substitution of CAPREIT GP as general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, in each case to occur concurrently with the consummation of a Merger, and related amendments to the respective Agreement of Limited Partnership of each Fund to authorize expressly the foregoing;

    3. Any adjournments of the Special Meetings to allow for the additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals; and

    4. Such other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

  THE APPROVAL AND ADOPTION BY THE BAC HOLDERS OF EACH FUND OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONTINGENT UPON THE APPROVAL AND ADOPTION BY THE BAC HOLDERS OF SUCH FUND OF THE OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY ONE FUND IS A CONDITION TO THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY THE OTHER FUND, WHICH CONDITION MAY BE WAIVED BY CAPREIT IN ITS SOLE AND ABSOLUTE DISCRETION.

  The Transaction Proposals and certain related matters, including, without limitation, certain benefits to be realized by the General Partners and certain of their affiliates in connection therewith, are more fully described in the Joint Proxy Statement accompanying this notice.

  Only BAC Holders of record as of the close of business on September 19, 1996 are entitled to notice of and to vote at the Special Meeting of BAC Holders in the Fund in which they own BACs. Approval of each of the Transaction Proposals by each Fund will require the affirmative vote of the holders of a majority of such Fund's BACs voting together as a single class.

  Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed Proxy Card and mail it as soon as possible in the enclosed stamped, addressed return envelope to ensure that your BACs are voted at the Special Meeting. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

                                          By Order of the General Partners:

                                          CRITEF ASSOCIATES LIMITED
                                           PARTNERSHIP

                                          CRITEF III ASSOCIATES LIMITED
                                           PARTNERSHIP

Rockville, Maryland

September 20, 1996

  If you have any questions or need assistance in voting your BACs, please contact MacKenzie Partners, Inc. at the toll-free number listed below.

                              MACKENZIE PARTNERS
                              156 Fifth Avenue
                             New York, NY 10010
                        (212) 929-5500 (call collect)
                                      or
                        CALL TOLL FREE (800) 322-2885

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                              LIMITED PARTNERSHIP

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP
                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland 20852

                               ----------------

                             JOINT PROXY STATEMENT
                                      FOR
                        SPECIAL MEETINGS OF BAC HOLDERS
                                 TO BE HELD ON

                             October 29, 1996

                               ----------------

                               TABLE OF CONTENTS

SUMMARY.....................................................................   1
GENERAL INFORMATION.........................................................  12
  Purpose of the Special Meetings...........................................  12
  Adjournment of the Special Meetings and other Matters.....................  14
  Record Date; Required Vote................................................  14
  Voting Procedures and Proxies.............................................  15
  Solicitation of Proxies...................................................  16
SPECIAL FACTORS.............................................................  16
  Purpose and Effect of the Transactions....................................  16
  Background of the Mergers.................................................  17
  Recommendations of the General Partners...................................  26
  Fairness of the Transactions..............................................  27
  Alternatives to the Mergers...............................................  32
  Potential Adverse Consequences of the Mergers.............................  36
  Fairness Opinions of Oppenheimer & Co., Inc. .............................  36
  March 14, 1996 Fairness Opinions of Oppenheimer & Co., Inc. ..............  42
  Interests of Certain Persons in the Transactions..........................  42
  Certain Relationships and Related Transactions............................  44
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT......................  45
  Principal BAC Holders.....................................................  45
  Management................................................................  45
BACKGROUND OF THE FUNDS.....................................................  46
THE TRANSACTION PROPOSALS...................................................  47
  The Merger Proposal.......................................................  47
   The Mergers..............................................................  47
   The Merger Agreements....................................................  48
    Conditions to Consummation of the Mergers...............................  48
    Redemption Procedures...................................................  49
    Conduct of Business Pending the Mergers.................................  49
    Other Pre-Closing Covenants.............................................  50
    Post-Closing Covenants..................................................  50
    No Solicitation.........................................................  50
    Indemnification.........................................................  50
    Termination.............................................................  51
    Deposit.................................................................  51
    Fees and Expenses.......................................................  52
    Tax Treatment...........................................................  53
    Amendments to the Partnership Agreements................................  54
   No Dissenter's Rights....................................................  54
  New Partners Proposal.....................................................  54
  The Financing.............................................................  55
   Credit Enhancement.......................................................  56
   Collateral...............................................................  57
   Events of Default and Termination of Financing...........................  57
   Proposed Amendments to Mortgage Revenue Bonds............................  58
   Miscellaneous............................................................  58

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND RELATED
 TRANSACTIONS.............................................................   59
  Introduction............................................................   59
  General Principles Of Partnership Taxation..............................   59
  Certain Federal Income Tax Consequences of the Mergers..................   59
  Certain Federal Income Tax Consequences of the Financing................   60
  Overall Federal Income Tax Consequences to BAC Holders..................   60
CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS..........................   61
MARKET PRICE DATA FOR FUND I-II...........................................   62
MARKET PRICE DATA FOR FUND III............................................   64
SELECTED FINANCIAL DATA OF FUND I-II......................................   65
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS OF FUND I-II..................................................   68
  Business................................................................   68
  Financial Condition and Liquidity.......................................   72
  Results of Operations...................................................   77
SELECTED FINANCIAL DATA OF FUND III.......................................   82
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS OF FUND III...................................................   84
  Business................................................................   84
  Financial Condition and Liquidity.......................................   88
  Results of Operations...................................................   91
LITIGATION................................................................   95
MANAGEMENT OF THE FUNDS...................................................   99
THE MERGER PARTNERSHIPS AND CAPREIT GP....................................  100
MANAGEMENT OF THE MERGER PARTNERSHIPS AND CAPREIT GP......................  100
CERTAIN LEGAL MATTERS.....................................................  102
ACCOUNTANTS...............................................................  102
AVAILABLE INFORMATION.....................................................  102
INDEX TO FINANCIAL STATEMENTS.............................................  F-1

 Appendix A-1 Fourth Amended and Restated Agreement and Plan of Merger among
              Capital Realty Investors Tax Exempt Fund Limited Partnership,
              CRITEF Associates Limited Partnership, and Watermark Partners,
              L.P.
 Appendix A-2 Fourth Amended and Restated Agreement and Plan of Merger among
              Capital Realty Investors Tax Exempt Fund III Limited Partnership,
              CRITEF III Associates Limited Partnership, and Watermark III
              Partners, L.P.
 Appendix B-1 Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
              Realty Investors Tax Exempt Fund Limited Partnership Relating to the Holders of Beneficial Assignee Certificates of Series I
 Appendix B-2 Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
              Realty Investors Tax Exempt Fund Limited Partnership Relating to the Holders of Beneficial Assignee Certificates of Series II
 Appendix B-3 Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
              Realty Investors Tax Exempt Fund III Limited Partnership Relating to the Holders of its Beneficial Assignee Certificates
 Appendix C-1 Proposed Amendments to the Agreement of Limited Partnership of
              Capital Realty Investors Tax Exempt Fund Limited Partnership
 Appendix C-2 Proposed Amendments to the Agreement of Limited Partnership of
              Capital Realty Investors Tax Exempt Fund III Limited Partnership

                                    SUMMARY

  The following is a brief summary of information contained elsewhere in this Joint Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information contained elsewhere in this Joint Proxy Statement and the Appendices attached to this Joint Proxy Statement. BAC Holders are urged to review carefully the entire Joint Proxy Statement including the Appendices hereto.

  These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I- II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , in connection with the solicitation of proxies for use at the Special Meetings of BAC Holders in Fund I-II and Fund III to be held at 9:00 a.m. and 10:00 a.m. local time, respectively, on October 29, 1996 at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and at any adjournments or postponements thereof (the "Special Meetings"). Each BAC Holder is entitled to one vote for each BAC held of record by such BAC Holder at the close of business on September 19, 1996 (the "Record Date"), with respect to each of the proposals described in this Proxy Statement to be voted upon by such BAC Holder.

  This Proxy Statement is first being mailed to BAC Holders on or about September 23, 1996.

PURPOSE OF THE SPECIAL MEETINGS

  The purpose of the Special Meetings is to consider and vote upon the proposed mergers of affiliates of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each of the Funds and certain related transactions, as a result of which all of the BACs (other than BACs held by CAPREIT and its affiliates or such Fund, if any) will be redeemed for cash at the redemption prices set forth below and CAPREIT and its affiliates will own all of the partnership interests in the Funds.

  At each Special Meeting, the BAC Holders of a Fund will, with respect to such Fund, consider and vote upon:

  (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P., a Delaware limited partnership ("Merger Partnership"), and others, which provides for the merger (the "Fund I-II Merger") of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships"), and others, which provides for the merger (the "Fund III Merger," and together with the Fund I-II Merger, the "Mergers," and individually, a "Merger") of Merger Partnership III into Fund III, and certain amendments to the respective Agreement of Limited Partnership (the "Partnership Agreement") of each of the Funds to authorize expressly the foregoing.

  Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at a redemption price (the "Redemption Price") of (i) with respect to Fund I-II, $14.82 per BAC, net to the holder in cash, without interest, in the case of Series I and $14.50 per BAC, net to the holder in cash, without interest, in the case of Series II and (ii) with respect to Fund III, $15.13 per BAC, net to the holder in cash, without interest, in each case, subject to increase as described below, and the interests represented by such BACs will be canceled, (b) interests in each of the Funds held by the Assignor Limited Partner (the "Assignor Limited Partner") of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designees will remain outstanding, and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by such Fund, if any, will be canceled and no consideration will be paid therefor.

  The cash consideration to be paid to BAC Holders in the Mergers, in each case, may be increased by the amount (the "Adjustment Amount") by which Available Cash (as defined below) is greater than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $476,520 (or $0.2090 per BAC) in the case of Series I, and $676,901 (or $0.2090 per BAC) in the case of Series II, and, with respect to Fund III, $1,098,978 (or $0.2090 per BAC). For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds (as defined), including accrued real estate taxes and insurance); provided that all amounts held in tax and insurance escrows for all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash and, provided further, that Available Cash includes any addition to tax and insurance escrows for all of the properties securing the Mortgage Revenue Bonds and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business and consistent with past practice. See "THE TRANSACTION PROPOSALS--The Merger Proposals."

  Under the Merger Agreements, CAPREIT has offered BAC Holders, in the aggregate, $162.3 million, or $15.00 per BAC, in the case of Series I of Fund I-II, $14.68 per BAC, in the case of Series II of Fund I-II, and $15.32 per BAC, in the case of Fund III, in each case plus the Adjustment Amount, if any. In arriving at the Redemption Prices, the consideration to be paid to the BAC Holders in the Mergers under the Merger Agreements, in each case, has been reduced by the fees and expenses awarded by the court to counsel for the plaintiffs in certain class action litigation relating to the Mergers (see "SPECIAL FACTORS--Background of the Mergers" and "LITIGATION") of, assuming both Funds consummate the Mergers, $2 million in the aggregate. As a result of the foregoing, the consideration offered by CAPREIT in the Merger Agreements (assuming no Adjustment Amount) was reduced $0.18 per BAC, in the case of Series I of Fund I-II, $0.18 per BAC, in the case of Series II of Fund I-II, and $0.19 per BAC in the case of Fund III in arriving at the respective Redemption Prices;

  Presented below is a table depicting, on a per BAC basis, the gross amount of Merger consideration payable by CAPREIT, the amounts payable to counsel for the plaintiffs in certain litigation relating to the Mergers and the net amount of Merger consideration payable to BAC Holders, assuming no upward Adjustment Amount.

                                                 FUND I-II, FUND I-II,
                                                  SERIES I  SERIES II  FUND III
                                                 ---------- ---------- --------
                                                           (PER BAC)
   Gross Merger consideration...................   $15.00     $14.68    $15.32
   Amounts payable to plaintiffs' counsel.......     0.18       0.18      0.19
                                                   ------     ------    ------
      Net Merger consideration..................   $14.82     $14.50    $15.13
                                                   ======     ======    ======

  (ii) A proposal (the "New Partners Proposal", and together with the Merger Proposal, the "Transaction Proposals") to approve, with respect to each Fund,
(a) the sale of the 1.01% general partner interest by such Fund's General Partner to CAPREIT GP, Inc., a newly-formed, wholly-owned subsidiary of CAPREIT

("CAPREIT GP"), in exchange for $500,000, and the substitution of CAPREIT GP as a general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, in each case, to occur concurrently with the Mergers, and certain amendments to the respective Partnership Agreement of each of the Funds to authorize expressly the foregoing. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions" and "THE TRANSACTION PROPOSALS--New Partners Proposal";

  (iii) Any adjournments of the Special Meetings to allow for the additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals; and

  (iv) Such other business as may properly come before the Special Meetings or any adjournment or postponement thereof.

VOTE REQUIREMENTS AT THE SPECIAL MEETINGS

  Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Partnership Act") and the respective Partnership Agreement of each of the Funds, the approval and adoption of each of the proposals by a Fund will require the affirmative vote of the holders of a majority of such Fund's BACs entitled to vote at the Special Meeting. In that regard, holders of Series I BACs and Series II BACs in Fund I-II will vote together as a single class and the approval of each of the Transaction Proposals will require the affirmative vote of BAC Holders holding a majority of the combined BACs of Series I and Series II.

  The approval and adoption, by the BAC Holders of each Fund, of each Transaction Proposal to be voted upon by them is conditioned upon the approval and adoption by such BAC Holders of the other Transaction Proposal to be voted upon by them.

  In the event that the BAC Holders in one Fund approve each of the Transaction Proposals to be voted upon by them, but the BAC Holders in the other Fund do not approve each of the Transaction Proposals to be voted upon by them, the Merger Partnerships may elect, in their sole and absolute discretion, whether or not to consummate the Merger and the related transactions with the Fund whose BAC Holders have approved the Transaction Proposals and not with the other Fund.

THE FUNDS AND THE MERGER PARTNERSHIPS AND CAPREIT GP

  The Funds. Each of the Funds was originally formed to acquire a portfolio of tax-exempt mortgage revenue bonds (the "Mortgage Revenue Bonds") issued by various state or local governments or their agencies or instrumentalities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments. The Funds are Delaware limited partnerships with executive offices c/o C.R.I., Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

  The General Partner of Fund I-II is CRITEF Associates Limited Partnership ("Fund I-II GP"), the managing general partner of which is C.R.I., Inc. ("CRI"), and the other general partners of which are William B. Dockser and H. William Willoughby. The General Partner of Fund III is CRITEF III Associates Limited Partnership ("Fund III GP"), the general partner of which is CRI. Mr. Martin C. Schwartzberg, formerly a general partner of Fund I-II GP, formally withdrew as a general partner effective June 12, 1996. See "LITIGATION."

  The Merger Partnerships and CAPREIT GP. The Merger Partnerships are Delaware limited partnerships formed during August 1995 solely for the purpose of effecting the Mergers and have engaged in no other business or operations. CAPREIT GP is a Delaware corporation formed during September 1996 solely for the purpose of acquiring the general partner interests in the Funds and has engaged in no other business or operations. CAPREIT, the general partner of each of the Merger Partnerships and the owner of all of the outstanding capital stock of CAPREIT GP, is a self-managed, self-administered private real estate investment trust. CAPREIT currently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that CAPREIT owns, CAPREIT Residential Corporation, an indirect subsidiary of CAPREIT ("CAPREIT Residential"), manages another 8,942 apartments (including 14 of the properties securing the Mortgage Revenue Bonds and 16 other properties owned by CRI-related entities) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. Approximately 99.8% of the outstanding capital stock of CAPREIT is held by AP CAPREIT Partners, L.P. ("AP CAPREIT"), a Delaware limited partnership, substantially all of the interests of which are held by Apollo Real Estate Investment Fund, L.P., a private real estate investment fund, the general partner of which is Apollo Real Estate Advisors, L.P. ("Apollo"). CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of the Merger Partnerships. Except for CAPREIT Residential's management of 14 of the properties securing the Mortgage Revenue Bonds and 16 properties held by other CRI-related entities and CAPREIT's sublease of certain office space from CRI, neither CAPREIT nor any of its affiliates have any affiliation or other relationship with CRI or any of its partners or affiliates. See "SPECIAL FACTORS--Background of the Mergers" and "SPECIAL FACTORS--Certain Relationships And Related Transactions." The Merger Partnerships, CAPREIT and CAPREIT GP each has executive offices at 11200 Rockville Pike, Rockville, Maryland 20852. Apollo has executive offices at 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

THE MERGERS

  The Mergers will be effected pursuant to the terms of the Merger Agreements. Upon the consummation of the Mergers and by virtue thereof, each of the Merger Partnerships will be merged with and into the respective Funds. The Merger Partnerships will cease to exist and CAPREIT and its affiliates will own all of the interests in each of the Funds. In addition, (a) each BAC (other than any BACs held by CAPREIT or its affiliates or the respective Fund) will be canceled and extinguished and converted into the right to receive the Redemption Price in cash, without interest, (b) interests held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designees will remain outstanding, and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by such Fund, if any, will be canceled and no consideration will be paid therefor.

EFFECTIVE TIME OF THE MERGERS

  Pursuant to the Merger Agreements, a Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is currently anticipated that the Effective Date and Effective Time will occur as soon as practicable following the Special Meeting. At the Effective Time and as a result of a Merger, a Fund, as the surviving entity of the Merger, will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates, and each BAC (other than any BACs held by CAPREIT or its affiliates or such Fund) will be converted into the right to receive the Redemption Price and will cease to be outstanding. Upon consummation of a Merger, the BACs will be delisted and will no longer trade on the American Stock Exchange, Inc. (the "AMEX"), and the Fund will cease to be a reporting company under the Securities Exchange Act of 1934, as amended.

  The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

  A Merger Agreement may be terminated by a Fund or a Merger Partnership party thereto if the Effective Time does not occur by December 31, 1996 (so long as the terminating party has complied with all its covenants and agreements contained in such Merger Agreement). See "THE TRANSACTION PROPOSALS--The Merger Agreements--Termination".

REDEMPTION OF BACS

  At the Effective Time, CAPREIT will cause to be deposited the aggregate Redemption Price with a redemption agent to be selected jointly by the Funds and the Merger Partnerships (the "Redemption Agent"). As soon as practicable after the Effective Time, the Redemption Agent will mail to each record holder of a certificate that immediately prior to the Effective Time represented outstanding BACs (the "Certificates") a form of letter of transmittal and instructions for use in effecting the surrender of certificates for payment. BAC HOLDERS SHOULD NOT SURRENDER THEIR CERTIFICATES WITH THEIR PROXY CARDS FOR THE SPECIAL MEETINGS. Upon surrender to the Redemption Agent of a Certificate, together with such letter of transmittal, duly executed, and any other requested documents, and upon acceptance thereof by the Redemption Agent, the holder of such Certificate will be entitled to receive in exchange therefor cash in an amount equal to the product of the number of BACs represented by such Certificate multiplied by the Redemption Price, less any withholding taxes, and such Certificate will then be canceled. No interest will be paid or accrue on the cash payable upon the surrender of the Certificate. See "THE TRANSACTION PROPOSALS--The Merger Proposals--The Merger Agreements--Redemption Procedures."

RECOMMENDATIONS OF THE GENERAL PARTNERS; FAIRNESS OF THE MERGERS

  Each of the General Partners has determined, with respect to its Fund, that, in light of the totality of the factors described in detail under "SPECIAL FACTORS--Recommendations of the General Partners" and "SPECIAL FACTORS-- Fairness of the Transactions", the Transactions are fair to and in the best interests of the BAC Holders of its Fund and that the Redemption Prices payable to the BAC Holders of its Fund are fair to such BAC Holders.

  EACH OF THE GENERAL PARTNERS BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS OF ITS RESPECTIVE FUND AND THAT THE REDEMPTION PRICES PAYABLE TO THE BAC HOLDERS OF ITS RESPECTIVE FUND ARE FAIR TO SUCH BAC HOLDERS AND RECOMMENDS THAT BAC HOLDERS VOTE "FOR" APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

CONDITIONS TO CONSUMMATION OF A MERGER

  The obligation of a Fund and a Merger Partnership to consummate a Merger and related transactions is subject to satisfaction or waiver (where permissible), on or before the Effective Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority and the making of all filings and notices required for the consummation of such Merger and related transactions,
(iii) the approval of such Merger and related transactions by the BAC Holders of such Fund and (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions.

  The obligation of a Fund to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the applicable Merger Partnership.

  The obligation of a Merger Partnership to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the amount of Available Cash shall not be less than (a) prior to September 30, 1996, $2,448,830, with respect to Fund I-II, Series I, $3,634,800, with respect to Fund I-II, Series II, and $5,566,370, with respect to Fund III; (b) from October 1, 1996 through October 31, 1996, $2,375,260 with respect to Fund I-II, Series I, $3,525,600 with respect to Fund I-II, Series II and $5,399,140, with respect to Fund III, (c) from November 1, 1996, through November 30, 1996, $2,354,240 with respect to Fund I-II, Series I, $3,494,400 with respect to Fund I-II, Series II, and $5,351,360 with respect to Fund III, and (d) from December 1, 1996 through December 31, 1996, $2,333,220, with respect to Fund I-II, Series I, $3,463,200 with respect to Fund I-II, Series II, and $5,303,580, with respect to Fund III, (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith, (iii) the Financing (as defined) having been consummated in accordance with the terms of the Commitment (as defined), (iv) the absence of a material adverse change in the condition of such Fund or an applicable Owner Partnership, and (v) both Mergers being closed concurrently. See "THE TRANSACTION PROPOSALS--The Merger Proposals--The Merger Agreements--Conditions to Consummation of the Mergers."

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

  The Merger Agreements also provide that on the Effective Date CAPREIT or its designee will purchase certain accounts receivable consisting of the accrued mortgage servicing and administration fees (the "Accrued Fees") which are payable to CRI and CRIIMI MAE Services Limited Partnership ("CRIIMI"), affiliates of the General Partners, by certain partnerships affiliated with the General Partners. The properties securing 15 of the mortgage revenue bonds held by the Funds (the "Mortgage Revenue Bonds") had been assigned or transferred by deed in lieu of foreclosure or otherwise upon default by the original unaffiliated borrowers to such affiliated partnerships (the "Owner Partnerships"), which assumed the existing indebtedness. Except with respect to Observatory II and Royal Oaks in Fund I-II, Series I (with respect to which the mortgages and the Mortgage Revenue Bonds were modified, see "MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATION OF FUND I-II"), the related Mortgage Revenue Bonds were not amended in connection with the transfers of the properties, although each Owner Partnership advised the Funds that it would apply all available cash flow toward payment of base interest and accrued base interest on the mortgages and acknowledged that the acceptance of such cash flow payments by the Funds did not waive the Funds' right to declare an event of default at any time on account of the failure to pay full base interest.

  The Accrued Fees to be paid to CRI represent the Accrued Fees through June 30, 1995, and the Accrued Fees to be paid to CRIIMI, the general partner of which is a subsidiary of CRIIMI MAE Inc., a public company affiliated with the General Partners, represent the Accrued Fees from July 1, 1995 through the Effective Date. The consideration payable to CRI for its Accrued Fees is, with respect to Fund I-II, $511,680 in the case of Series I, and $770,835, in the case of Series II, and, with respect to Fund III, $667,485, which amounts represent, in the aggregate, approximately 42% of the Accrued Fees payable to CRI. The consideration payable to CRIIMI for its Accrued Fees is, with respect to Fund I-II, $332,460, in the case of Series I, and $489,120 in the case of Series II, and with respect to Fund III, $708,345, representing 100% of the Accrued Fees payable to CRIIMI through September 30, 1996. The amounts payable to CRIIMI will continue to increase by the amount of the estimated Accrued Fees for each month (or portion thereof) after September 30, 1996 through the Effective Date.

  The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest. As a result, it is possible that in the absence of the Mergers, CRI and CRIIMI would not get substantial payment from the properties on account of the Accrued Fees. Accordingly, the payment by CAPREIT to CRI and CRIIMI for the Accrued Fees, albeit on a substantially discounted basis to CRI, is a benefit of the proposed Merger to CRI and CRIIMI.

  William B. Dockser and H. William Willoughby are the sole shareholders, directors and Chairman of the Board and President, respectively, of CRI, and are 5.1% and 4.7% shareholders, respectively, directors and Chairman of the Board and President, respectively, of CRIIMI MAE Inc., the public company that owns CRIIMI.

  In connection with the Mergers, CAPREIT has agreed to pay the General Partner of each Fund $500,000 for its general partner interest. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately .01% of the $500,000 to be paid to the Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to the Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of certain current and former employees of CRI. The $500,000 payment to each of the General Partners in consideration for its general partner interest in its Fund represents substantially more than the General Partners would receive on account of their general partner interests in the event of the liquidation of its Fund. If the Funds were liquidated as of June 30, 1996, Fund I-II GP would have received only a nominal amount and Fund-III GP would have received nothing.

  Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the Owner Partnerships. The owners of the interests in each of the Owner Partnerships have agreed to either (a) sell, assign or transfer the partnership interest in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner of such Owner Partnership, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years of the Effective Date at the then fair market value thereof (based on the fair market value of the partnership property as encumbered by the mortgage loans). Although such interests currently have nominal value and, based on current market conditions, none of the General Partners or CAPREIT believes that such interests are likely to increase in value prior to the time CAPREIT exercises its options, if the fair market value of the partnership properties were to substantially increase prior to the time CAPREIT exercises its options, any such increase in the fair market value in excess of the indebtedness and accrued interest owing in respect thereof would benefit the current owners of the Owner Partnerships.

  The Owner Partnerships do not supply any services to the Funds or to any of the properties collateralizing the Mortgage Revenue Bonds. The Owner Partnerships currently do not receive, nor have they ever received, fees in any form for serving as holders of the properties. If the Mergers are consummated, the future fair market value of the Owner Partnership interests could be affected by CAPREIT's proposed financing. CAPREIT intends to attempt to amend relevant documents relating to the Mortgage Revenue Bonds to eliminate any remarketing features and establish new interest rates, among other changes. These amendments, which would require the consent of the issuers of the Mortgage Revenue Bonds which has not yet been obtained, would have the effect of reducing the debt obligations of the Owner Partnerships, which could increase the fair market value of the interests in such Owner Partnerships. Any change in the fair market value in the future would not benefit BAC Holders, but could potentially benefit the owners of any interests in the Owner Partnerships, which could include the current owners or CAPREIT or its designees.

  CAPREIT Residential is currently the property manager for 14 of the properties securing the Mortgage Revenue Bonds, all 14 of which are owned by the Owner Partnerships. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions" and "SPECIAL FACTORS--Certain Relationships and Related Transactions."

FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

  Oppenheimer & Co., Inc. has rendered its fairness opinions, dated the date of this Proxy Statement (the "Fairness Opinions"), to the effect that, as of such date and subject to the assumptions and limitations therein, the

Redemption Prices offered to the BAC Holders of each of Series I of Fund I-II, Series II of Fund I-II and Fund III in the Mergers are fair to such BAC Holders from a financial point of view.

  The discussion herein of the Fairness Opinions is qualified in its entirety by reference to the text of such Fairness Opinions, copies of which are attached hereto as Appendices B-1, B-2 and B-3, respectively, and which are incorporated herein by reference. See "SPECIAL CONSIDERATIONS--Fairness Opinions of Oppenheimer & Co., Inc."

CERTAIN EFFECTS OF THE MERGERS

  As a result of the Mergers, BAC Holders of Series I, Fund I-II will receive $14.82 per BAC, net to the holder in cash, without interest, BAC Holders of Series II, Fund I-II will receive $14.50 per BAC, net to the holder in cash, without interest, and BAC Holders of Fund III will receive $15.13 per BAC, net to the holder in cash, without interest, subject, in each case, to increase by the Adjustment Amount, if any, in exchange for their BACs and the Funds will become wholly owned by CAPREIT and its affiliates. Accordingly, as a result of the Mergers, BAC Holders will not have an opportunity to continue their interest in the Funds as an ongoing concern, and will no longer receive tax-exempt distributions from the Funds or share in any future appreciation (or depreciation) in the values of the Mortgage Revenue Bonds or the underlying properties. Under the Partnership Act and under the principles stated in a number of Delaware court cases, the approval of a Merger by BAC Holders may extinguish certain fiduciary duty claims, if any, that such BAC Holders might otherwise have been able to assert against the General Partners regarding their conduct in connection with the Transactions. See "SPECIAL FACTORS--Fairness of the Transactions" and "SPECIAL FACTORS--Potential Adverse Consequences of the Mergers."

TERMINATION OF A MERGER AGREEMENT

  A Merger Agreement may be terminated and the Merger and related transactions may be abandoned, at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if: (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by December 31, 1996 (the "Termination Date") (so long as the terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or (iii) the BAC Holders of such Fund do not approve and adopt such Merger and related transactions.

  A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Fund, if, among other things, a Merger Partnership fails to perform in all material respects its obligations under the Merger Agreement.

  A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and related transactions, by a Merger Partnership if: (i) a Fund or its General Partner shall have (a) withdrawn, amended or modified its recommendation of such Merger and related transactions, or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or such Owner Partnerships as defined, (iv) if such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated Actions") without the prior written consent of such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount, and (v) the representations and warranties of such Fund and such Owner Partnerships are not true and correct in all material respects at any time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date. See "THE TRANSACTION PROPOSALS--The Merger Proposals--The Merger Agreement--Termination."

  A Merger Agreement may be amended by the written agreement of each of the parties thereto before or after the BAC Holders have approved of a Merger and related transactions, provided that, after approval by such BAC Holders, no such amendment may adversely affect the interests of such BAC Holders unless such amendment is also approved by such BAC Holders.

DEPOSIT

  On the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow a deposit (each a "Deposit" and together, the "Deposits") of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which Deposits are being held in escrow by Signet Trust Company (the "Escrow Agent"), an independent third party, pursuant to the terms of escrow agreements. A Deposit will be paid to a Fund under certain circumstances in the event that a Merger Partnership fails to perform certain of its obligations under the applicable Merger Agreement.

FEES AND EXPENSES

  In the event a Merger Agreement is terminated or abandoned under the specified circumstances described in this Proxy Statement, a Fund may be liable for the payment of a fee equal to $2,250,000 with respect to such terminated or abandoned Merger Agreement if there is a Fiduciary Out Termination (as defined in a Merger Agreement), a Triggering Event (as defined in a Merger Agreement) or a Fund consummates an alternative transaction within 270 days from the date of termination or abandonment of such Merger Agreement.

  If a Merger Agreement is terminated or abandoned due to (i) a Fiduciary Out Termination, (ii) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties),
(iii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, or (iv) a termination of such Merger Agreement by such Merger Partnership because such Fund shall have settled Designated Actions for an amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, and its financing sources and consultants to the Merger Partnership and its affiliates) in connection with such Merger and related transactions and this Proxy Statement. If a closing shall occur under one, but not the other Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to such terminated Merger Agreement and for one-half of all expenses which cannot be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event, however, shall the amount paid to reimburse expenses under a Merger Agreement exceed $2,600,000.

  Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and the applicable Owner Partnerships are not true and correct in all material respects, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinions and the related legal and accounting fees, (ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of such Fund's General Partner and such General Partner's affiliates.

  In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear its own expenses.

  See "THE TRANSACTION PROPOSALS--The Merger Proposal--The Mergers" for a detailed discussion of the terms and conditions of the Merger Agreements.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  On an overall basis, taking into account the federal income tax consequences of the Mergers and the financing therefor, BAC Holders will, for federal income tax purposes, generally realize a net capital gain or loss as a result of the Mergers equal to the difference between their tax basis in the BACs and the Redemption Price they receive as a result of the Mergers. For federal income tax purposes, the transfer of the Mortgage Revenue Bonds in connection with the proposed financing for the Mergers will result in the Funds recognizing significant long term capital losses which will be allocated to BAC Holders. In addition, the payment of the Redemption Price to the BAC Holders will constitute, for federal income tax purposes, a redemption of the BAC Holders' interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended, and BAC Holders will recognize gain or loss on this redemption measured by the difference between the Redemption Price and their tax basis in the BACs (adjusted to reflect operations up to the Effective Date and the loss allocated to such BACs as a result of the financing for the Mergers).

  The income tax treatment of the Mergers as a redemption and the concurrent consummation of the proposed financing therefor, which will result in a tax loss being allocated to the BAC Holders, generally will result in a BAC Holder recognizing the same net gain or net loss for federal income tax purposes that such Holder would have recognized if such Holder sold his or her BACs for an amount of cash equal to the Redemption Price. A BAC Holder who acquired his or her BACs within 12 months of a Merger and has net long-term capital gains in the year of the Merger from other unrelated transactions and a taxable gain on the redemption of his or her BACs in the Merger, however, may have a larger overall tax liability. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND RELATED TRANSACTIONS".

NO DISSENTER'S RIGHTS

  If the Transaction Proposals are approved by a Fund's BAC Holders, such approval will bind all BAC Holders in such Fund including those who voted against such Proposals or who abstained or failed to return a completed proxy. BAC Holders will not have any dissenter's rights of appraisal in connection with the Transaction Proposals under the Funds' Partnership Agreements or applicable law.

THE FINANCING

  The funds required to pay for the redemption of the BACs in the Mergers and to pay related fees and expenses of the Mergers and certain related transactions in connection with the financing thereof will be provided primarily by the proceeds of financing to be arranged by CAPREIT. Additional funds will be provided by an equity contribution by CAPREIT and cash held by the Funds. In connection with the proposed financing, CAPREIT will cause to be sold certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds, following consummation of the Mergers, will cause the Mortgage Revenue Bonds to be contributed and to which an affiliate of CAPREIT will contribute an additional mortgage revenue bond issue. The interests in the Trusts will have the benefit of credit and liquidity support from third party financial institutions which is to be arranged and guaranteed in part by CAPREIT and certain of its affiliates. The obligations of CAPREIT and its affiliates with respect to such credit support will be secured by subordinate mortgages on the properties securing the Mortgage Revenue Bonds and on the additional bond property securing the additional mortgage revenue bond issue to be contributed to the Trusts by an affiliate of CAPREIT, as well as by mortgages on seven other properties owned by affiliates of CAPREIT and pledges by CAPREIT and its affiliates of the equity ownership interests in the properties securing the Mortgage Revenue Bonds and the residual interest in each Trust to be held by CAPREIT and its affiliates. See "THE TRANSACTION PROPOSALS--The Financing".

MARKET PRICE DATA

  The BACs are listed on the AMEX under the symbols CRA for Fund I-II, Series I, CRB for Fund I-II, Series II, and CRL for Fund III. On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing sales prices per BAC in Fund I-II, Series I, Fund I-II, Series II, and Fund III as reported on the AMEX Composite Tape were $11.75, $10.875 and $12.00, respectively. On January 31, 1996, the last full trading day prior to the public announcement of the increase in the Redemption Price, the closing sales prices per BAC in Fund I-II, Series I, Fund I-II, Series II, and Fund III as reported on the AMEX Composite Tape were $12.875, $12.625 and $13.375, respectively. On May 22, 1996, the last full trading day prior to the public announcement of the revised terms of the Merger Agreements providing for the elimination of any downward price adjustment and an increase in the upward adjustment in arriving at the Redemption Price, the closing sales prices per BAC in Fund I-II, Series I, Fund I-II, Series II, and Fund III as reported on the AMEX Composite Tape were $13.375, $13.25 and $13.875, respectively. On August 22, 1996, the last full trading day prior to the public announcement of the additional increase in the Redemption Price, the closing sales prices per BAC in Fund I-II, Series I, Fund I-II, Series II, and Fund III as reported on the AMEX Composite Tape were $13.625, $12.875 and $14.125, respectively. On September 19, 1996, the last full trading day prior to the date of this Proxy Statement, the closing sales prices per BAC in Fund I-II, Series I, Fund I-II, Series II, and Fund III as reported on the AMEX Composite Tape were $13.875, $13.50 and $14.125, respectively. See "MARKET PRICE DATA."

                              GENERAL INFORMATION

  These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I- II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds"), in connection with the solicitation of proxies for use at the Special Meetings of BAC Holders of each Fund to be held at 9:00 a.m. and 10:00 a.m., respectively, on October 29, 1996 at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, and at any adjournments or postponement thereof (the "Special Meetings").

  This Proxy Statement is first being mailed to BAC Holders on or about September 23, 1996.

PURPOSE OF THE SPECIAL MEETINGS

  The purpose of the Special Meetings is to consider and vote upon the proposed mergers of affiliates of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each Fund and certain related transactions, as a result of which all of the BACs (other than BACs held by CAPREIT and its affiliates or such Fund, if any) will be redeemed for cash at the redemption prices set forth below, the current General Partners of each Fund will cease to have any partnership interest in the Funds, and CAPREIT and its affiliates will own all of the partnership interests in the Funds.

  At each Special Meeting, the BAC Holders of a Fund will consider and vote upon:

  (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), and Watermark Partners, L.P., a Delaware limited partnership ("Merger Partnership"), and others, which provides for the merger (the "Fund I-II Merger") of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships"), and others, which provides for the merger (the "Fund III Merger" and together with the Fund I-II Merger, the "Mergers" and individually, a "Merger") of Merger Partnership III into Fund III and, in each case, certain amendments to the respective Agreement of Limited Partnership (the "Partnership Agreement") of each of the Funds to authorize expressly the foregoing.

  Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at a redemption price (the "Redemption Price") of (i) with respect to Fund I-II, $14.82 per BAC in the case of Series I and $14.50 per BAC in the case of Series II and (ii) with respect to Fund III, $15.13 per BAC, in each case subject to increase as described below, (b) interests in each of the Funds held by the Assignor Limited Partner (the "Assignor Limited Partner") of each of the Funds will be canceled and extinguished, (c) interests in each of the Funds held by CAPREIT or its designees will remain outstanding, and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by such Fund, if any, will be canceled and no consideration will be paid therefor.

  The cash consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased by the amount (the "Adjustment Amount") by which Available Cash is greater than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $476,520 (or $0.2090 per BAC) in the case of Series I and $676,901 (or $0.2090 per BAC) in the case of Series II, and, with respect to Fund III, $1,098,978 (or $0.2090 per BAC). For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the mortgage revenue bonds held by the Funds (the "Mortgage Revenue Bonds"), including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash. Available Cash shall include any additions to tax and insurance escrows for all of the mortgaged properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business consistent with past practice.

  Under the Merger Agreements, CAPREIT has offered the BAC Holders, in the aggregate $162.3 million, or $15.00 per BAC, in the case of Series I of Fund I-II, $14.68 per BAC, in the case of Series II of Fund I-II, and $15.32 per BAC, in the case of Fund III, plus, in each case, the Adjustment Amount, if any. In arriving at the Redemption Prices, the consideration to be paid to the BAC Holders in the Mergers, in each case, has been reduced by the amount of fees and expenses awarded by the court to counsel for the plaintiffs in certain litigation relating to the Mergers of, assuming both Funds consummate the Mergers, $2 million in the aggregate. As a result of the foregoing, the consideration offered by CAPREIT in the Merger Agreements (assuming no Adjustment Amount) was reduced $0.18 per BAC, in the case of Series I of Fund I-II, $0.18 per BAC, in the case of Series II of Fund I-II, and $0.19 per BAC in the case of Fund III in arriving at the respective Redemption Prices.

  Presented below is a table depicting, on a per BAC basis, the gross amount of Merger consideration payable by CAPREIT, the amounts payable to counsel for the plaintiffs in certain litigation relating to the Mergers and the net amount of Merger consideration payable to BAC Holders, assuming no upward Adjustment Amount.

                                                 FUND I-II, FUND I-II,
                                                  SERIES I  SERIES II  FUND III
                                                  --------  ---------- --------
                                                           (PER BAC)
   Gross Merger consideration...................   $15.00     $14.68    $15.32
   Amounts payable to plaintiffs' counsel.......     0.18       0.18      0.19
                                                   ------     ------    ------
        Net Merger consideration................   $14.82     $14.50    $15.13
                                                   ======     ======    ======

  For state law purposes, each Merger Partnership will merge with and into the Fund into which it is merging, and all assets and obligations of such Merger Partnership will be transferred by operation of law to the respective Fund as the surviving entity. In connection with and as consideration for the Mergers, each BAC Holder will have its BACs converted into the right to receive cash equal to the applicable Redemption Price.

  (ii) A proposal (the "New Partners Proposal", and together with the Merger Proposal, the "Transaction Proposals") to approve, with respect to each Fund,
(a) the sale of the 1.01% general partner interest held by such Fund's General Partner to a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP"), in exchange for $500,000 each, and the substitution of CAPREIT GP as general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, which sale of the general partner interests and issuance of limited partner interests (collectively with the Mergers, the "Transactions") shall occur concurrently with the Mergers, and certain amendments to the respective Partnership Agreements of each of the Funds to authorize expressly the foregoing. As a result of the sale of the general partner interest in each Fund by the respective General Partner and the substitution of CAPREIT GP as general partner in each of the Funds, the General Partners will cease to have any partnership interest in the Funds. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions;"

  (iii) Any adjournments of the Special Meetings to allow for the additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals; and

  (iv) Such other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

  THE APPROVAL AND ADOPTION BY THE BAC HOLDERS OF EACH FUND OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONDITIONED UPON THE APPROVAL AND ADOPTION BY SUCH BAC HOLDERS OF THE OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THUS, IF THE BAC HOLDERS OF A FUND WERE TO APPROVE THE MERGER PROPOSAL BUT VOTE AGAINST THE NEW PARTNERS PROPOSAL, OR WERE TO APPROVE THE NEW PARTNERS PROPOSAL BUT VOTE AGAINST THE MERGER PROPOSAL, NEITHER OF THE TRANSACTION PROPOSALS WOULD BE APPROVED AND ADOPTED AT THE SPECIAL MEETING. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

  IN THE EVENT THAT THE BAC HOLDERS IN ONE FUND APPROVE EACH OF THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE EACH OF THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, THE APPLICABLE MERGER PARTNERSHIP MAY ELECT, IN ITS SOLE AND ABSOLUTE DISCRETION, WHETHER OR NOT TO CONSUMMATE THE MERGER AND THE RELATED TRANSACTIONS WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE TRANSACTION PROPOSALS.

  EACH OF THE GENERAL PARTNERS HAS APPROVED THE TRANSACTION PROPOSALS WITH RESPECT TO ITS FUND AND HAS DETERMINED THAT THE TRANSACTIONS CONTEMPLATED THEREBY ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS OF ITS FUND AND THAT THE REDEMPTION PRICES PAYABLE TO THE BAC HOLDERS OF ITS FUNDS ARE FAIR TO SUCH BAC HOLDERS. ACCORDINGLY, EACH OF THE GENERAL PARTNERS RECOMMENDS THAT BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

ADJOURNMENT OF THE SPECIAL MEETINGS AND OTHER MATTERS

  A vote in person or by proxy by a BAC Holder in favor of a proposal to adjourn a Special Meeting to solicit additional votes would allow an additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals. In the event of a motion to adjourn the Special Meetings to solicit additional votes, the persons named in the enclosed form of proxy will vote as indicated on the last proposal on a properly signed proxy, or if no such vote is indicated, "FOR" such proposal. It is not likely to be in the interest of a BAC Holder who intends to vote against the Transaction Proposals to vote "for" a proposal to adjourn a Special Meeting to solicit additional votes.

  THE GENERAL PARTNERS RECOMMEND THAT BAC HOLDERS VOTE "FOR" THE PROPOSAL TO ADJOURN A SPECIAL MEETING TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE TRANSACTION PROPOSALS.

  It is not expected that any matter other than the approval and adoption of the Transaction Proposals will be brought before the Special Meetings. If, however, any other matters are properly presented at a Special Meeting including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place for a purpose other than soliciting additional votes, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

RECORD DATE; REQUIRED VOTE

  Only BAC Holders of record as of the close of business on September 19, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meetings. Each BAC Holder is entitled to one vote for each BAC owned of record by him or her. As of the Record Date, there were 2,280,000 Fund I-II, Series I BACs outstanding held by 1,720 BAC Holders of record, 3,238,760 Fund I-II, Series II BACs outstanding held by 2,447 BAC Holders of record, and 5,258,268 Fund III BACs outstanding held by 3,811 BAC Holders of record.

  Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Partnership Act") and the respective Partnership Agreement of each of the Funds, the approval and adoption of each proposal to be voted on by the BAC Holders of a Fund will require the affirmative vote of a majority of such Fund's limited partner interests. The Assignor Limited Partner of each Fund is the sole limited partner of such Fund. The BAC Holders of each Fund are entitled to direct the vote of the Assignor Limited Partner of such Fund and, accordingly, the approval and adoption of each proposal to be voted on by the BAC Holders of a Fund will require the affirmative vote of BAC Holders holding a majority of such Fund's BACs entitled to vote at the Special Meetings. In the case of Fund I-II, approval of each proposal will require the affirmative vote of the holders of a majority of the combined BACs of Series I and Series II voting together as a single class (i.e., at least 2,759,381 BACs in Fund I-II must be voted in favor of each proposal). Accordingly, if the holders of a majority of the BACs approve a proposal, such proposal will be deemed approved and adopted by Fund I-II irrespective of whether the holders of a majority of BACs in either Series I or Series II failed to vote for such proposal. Although not expressly structured as such, effectively, the approval of each of the proposals to be voted upon will require the approval of a majority of the BACs held by the unaffiliated BAC Holders, since CAPREIT does not own any BACs as of the Record Date and the General Partners and their affiliates own a de minimis number of BACs. See "SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT--Management".

VOTING PROCEDURES AND PROXIES

  Each BAC Holder of record on the Record Date is entitled to cast one vote per BAC in person or by proxy at the Special Meeting or any adjournment thereof. The persons named on the Proxy Card will vote as instructed by the BAC Holder with respect to each proposal to be voted on by such BAC Holder, and will have authority, as a result of holding such Proxy, to vote in their discretion as to any other matters that are properly presented at the Special Meetings .

  Each BAC Holder, whether voting in person or by proxy, must vote, with respect to all of such BAC Holder's BACs in a Fund, either "FOR," "AGAINST" or "ABSTAIN" as to each proposal to be voted upon. If a BAC Holder has BACs in more than one Fund or Series, however, such BAC Holder can vote the BACs held in one Fund or Series differently from how such BAC Holder votes the BACs held in the other Fund or Series. A signed Proxy Card which is returned without a vote will be voted "FOR" each of the proposals. The failure to return a signed Proxy Card or returning it with an "ABSTAIN" vote has the effect of, and is equivalent to, a vote against each proposal. In addition, broker non-votes (i.e., BACs not voted on a specific proposal by record holders due to the absence of specific voting instructions from the beneficial owner of the BACs) have the effect of, and are equivalent to, votes against the proposals.

  Any Proxy may be withdrawn or changed at any time prior to the date of the Special Meetings by completing, executing and returning a Proxy indicating the changed vote. Any such withdrawal will be effective when the appropriate Fund receives a signed Proxy bearing a later date. A BAC Holder may also revoke a previously delivered Proxy by voting in person at the Special Meeting (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy) or by giving notice of revocation of his or her Proxy at the Special Meeting. Unless revoked in the manner set forth above, Proxies in the form enclosed will be voted at the Special Meeting in accordance with the BAC Holder's instructions.

  Each BAC Holder is requested to complete and execute the Proxy Card in accordance with the instructions contained therein. For a Proxy to be effective, a BAC Holder must deliver his or her Proxy at any time prior to the Special Meeting of the Fund, or any adjournment thereof, addressed to Capital Realty Investors Tax Exempt Fund Limited Partnership or Capital Realty Investors Tax Exempt Fund III Limited Partnership, as applicable:

                          c/o Registrar and Transfer Company
                          10 Commerce DriveCranford, New Jersey 07016.

  A self-addressed, stamped envelope for return of the Proxy has been included with this Proxy Statement.

  THE GENERAL PARTNERS URGE EACH BAC HOLDER TO VOTE--YOUR VOTE IS IMPORTANT.

SOLICITATION OF PROXIES

  The expense of preparing, printing and mailing these proxy materials and the costs of the solicitation will be paid by CAPREIT. Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone, telegraph and similar means by the General Partners and their affiliates. In addition, CAPREIT, on behalf of the Funds, has retained MacKenzie Partners, Inc. to assist in the solicitation of the proxies for an estimated fee of $30,000 plus out-of-pocket expenses. CAPREIT will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of the BACs.

                                SPECIAL FACTORS

  The statements contained in this Proxy Statement which are not historical facts, including (without limitation) certain statements made below in this SPECIAL FACTORS section, are statements containing projections of revenues and income, statements of future economic performance and other forward-looking statements that are subject to important factors, including (without limitation) general business, market and economic conditions, supply and demand for rental properties in the areas the properties are located, future operating expenses and capital expenditure requirements for the properties, future occupancy rates, real estate tax rates, and changes in laws and interest rate levels, that could cause actual results to differ materially from those in such forward looking statements.

PURPOSE AND EFFECT OF THE TRANSACTIONS

  The principal purpose and effect of the Transactions is to cause CAPREIT and its affiliates to acquire the entire equity interest in each of the Funds and the Owner Partnerships. As a result of the Mergers, BAC Holders will receive the Redemption Price in cash in exchange for their interest in the Funds and will cease to have any continuing equity interest in the Funds or receive distributions therefrom and will not participate in any future losses or gains of the Funds. See "--Recommendations of the General Partners" and "--Fairness of the Transactions" below. As a result of the Transactions, the General Partners and their respective affiliates also will cease to have any continuing interest in the Funds.

  As a result of the Mergers, CAPREIT and its affiliates will own the entire equity interest in the Funds. Immediately following the Mergers, CAPREIT will cause the Funds to merge and the surviving entity of such merger will contribute the Mortgage Revenue Bonds together with certain other assets contributed by CAPREIT and its affiliates to one or more trusts to be formed by CAPREIT in connection with the financing for the Transactions (the "Financing"). In connection with the Financing, CAPREIT will cause beneficial ownership interests in the trusts to be sold to investors. The residual equity interest in the trusts will be retained by CAPREIT and its affiliates. See, "THE TRANSACTION PROPOSALS--The Mergers--The Financing".

  As a self-managed real estate investment trust, CAPREIT is in the business of owning and managing properties similar to the mortgaged properties underlying the Mortgage Revenue Bonds. By effecting the Mergers and the Financing and acquiring ownership of certain of the underlying properties which secure the Mortgage Revenue Bonds, which include 14 properties currently managed by an affiliate of CAPREIT under management contracts with the Owner Partnerships, CAPREIT is seeking to guarantee its continued management of the properties, strengthen its competitive position by integrating these properties with its current leasing portfolio which is located, for the most part, in the same geographic area as these properties, and replace existing indebtedness on certain properties owned by its affiliates with lower cost financing.

  Other than as set forth in this Proxy Statement, the General Partners have no reason for proposing and recommending the Transactions now (as opposed to any other time) and are unaware of any material development affecting the future value of the BACs which is not discussed in this Proxy Statement.

BACKGROUND OF THE MERGERS

  On January 12, 1995, Mr. Richard L. Kadish, President of CAPREIT, met with Mr. William B. Dockser, Chairman of the Board of C.R.I., Inc. ("CRI"), the managing general partner of Fund I-II GP and the sole general partner of Fund III GP, in Phoenix, Arizona, where each was attending a convention of the National Multi Housing Council. At the meeting, Mr. Kadish raised the possibility that CAPREIT acquire the Funds. Mr. Dockser indicated that he believed that the General Partners would be receptive to a proposal to acquire the Funds because Mr. Dockser believed that, absent a significant increase in the cash flows generated by, or the market values of, the properties securing the Mortgage Revenue Bonds, each of the General Partners anticipated that most of the Mortgage Revenue Bonds owned by their respective Funds would not be paid off at their face amount ($19.37 per BAC in Series I, Fund I-II, $19.33 per BAC in Series II, Fund I-II, and $19.11 per BAC in Fund III) when the associated mortgage loans matured at various times in 1998 through 2000. Nine of the 10 mortgage loans relating to the Mortgage Revenue Bonds owned by Fund I-II and 6 of the 8 mortgage loans relating to the Mortgage Revenue Bonds owned by Fund III had not been paying the full amount of base interest for some period of time and instead, the Funds had been receiving interest based on the cash flow of those 15 properties. In addition, interest had been accruing on the unpaid base interest at the base interest rate and there could be no assurance that the Funds would receive payments that would pay down materially the accrued interest. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II--Results of Operations" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III--Results of Operations". For the 15 non-performing loans to be paid in full at maturity and thereby avoid a default under the related Mortgage Revenue Bonds, the cash flows and values of the underlying properties would have to appreciate significantly in the next two to four years. Accordingly, Mr. Dockser believed that the General Partners would be interested in considering a proposal for the sale of their respective Funds.

  CAPREIT was initially formed in late 1993 by CRI for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties, and was acquired by AP CAPREIT Partners, L.P. ("AP CAPREIT"), an affiliate of Apollo Real Estate Advisors, L.P. ("Apollo") on January 31, 1994. In January 1995, when Mr. Kadish first approached Mr. Dockser regarding the possible acquisition of the Funds by CAPREIT, CAPREIT Residential Corp. ("CAPREIT Residential"), an indirect, wholly-owned subsidiary of CAPREIT, managed 13 of the properties underlying the Mortgage Revenue Bonds (and in February 1995 took over management of another property), CRI and certain of CRI's affiliates held up to a 22% residual profits limited partner interest (contingent on the occurrence of certain events and meeting certain hurdle rates) in AP CAPREIT, and Messrs. Dockser and Willoughby were two of the seven directors of CAPREIT. In addition, CRI and certain of its affiliates had retained the right to re-acquire the property management business it had contributed to CAPREIT Residential in 1994 at any time prior to June 30, 1995 at no cost. See "--Certain Relationships and Related Transactions" below.

  In late January, 1995, Mr. Kadish again approached Mr. Dockser and Mr. H. William Willoughby, President of CRI, about CAPREIT's proposed acquisition of the Funds. Mr. Kadish indicated that CAPREIT was studying the potential acquisition of the Funds through a tender offer for the BACs, although no tender prices were discussed at such time. As a result of such discussions, the Funds agreed to provide CAPREIT with additional information and to continue discussions with CAPREIT following the execution of appropriate confidentiality agreements. Messrs. Dockser and Willoughby did not consider establishing an independent committee to conduct negotiations with CAPREIT.

  On or about February 10, 1995, the Funds submitted draft Confidentiality and Non-Circumvention Agreements to CAPREIT, which, following certain modifications, were signed by CAPREIT on March 1, 1995 (the "Confidentiality Agreements"). Following execution of the Confidentiality Agreements, representatives of CAPREIT received and reviewed certain documents and other data concerning the Funds and studied potential acquisition structures.

  On March 22, 1995, Messrs. Dockser and Willoughby and their representatives, and Mr. Kadish and his representatives, including Mr. Ronald Kravit, then a director of CAPREIT and an associate of Apollo, met to discuss the structure of the proposed acquisition. At that time CAPREIT advised the General Partners that CAPREIT had determined that a merger of the Funds with affiliates of CAPREIT would be more beneficial to it for business planning and tax purposes than a tender offer and that since a merger transaction structure was more beneficial to CAPREIT than a tender offer or other acquisition structure, CAPREIT would be willing to offer a higher price per BAC in a merger than it would under a different acquisition structure. At the meeting, the General Partners expressed their initial resistance to a merger structure based upon their view that such a structure would not only require potential higher costs for the Funds than a tender offer, but also would require the Funds to make extensive representations and warranties. Subsequently, during the meeting, CAPREIT agreed to bear the bulk of the Funds' transaction costs (other than the cost of negotiating the Merger Agreements and the cost of obtaining any fairness opinions in connection therewith), including, but not limited to, the costs of preparing and mailing this Proxy Statement and conducting the proxy solicitation. The General Partners concluded the meeting by agreeing to continue to negotiate the acquisition of the Funds by CAPREIT in a merger transaction structure.

  During March 1995, Messrs. Dockser and Willoughby also had been discussing with representatives of AP CAPREIT the possible redemption of CRI's minority interest in AP CAPREIT which would result in the termination of the right of CRI and certain of its affiliates to reacquire, at no cost to them, the property management businesses they contributed to CAPREIT Residential upon its formation, which right was to expire on June 30, 1995. See "--Certain Relationships and Related Transactions" below. The proposed redemption was discussed at the meeting of March 22, 1995, although Messrs. Dockser and Willoughby insisted that the negotiations of the proposed redemption stay independent of and not be conditioned upon CAPREIT's proposed acquisition of the Funds.

  On April 5, 1995, Messrs. Dockser and Willoughby again met with Messrs. Kadish and Kravit to discuss the general terms of CAPREIT's acquisition proposal and the structure of an acquisition transaction. Messrs. Dockser and Willoughby reiterated that they were prepared to proceed in concept with the merger transaction structure, but only if the Funds would not incur greater costs or be subject to greater liability than under a tender offer structure. Representatives of CAPREIT highlighted a number of items to be discussed, including the scope of the representations and warranties to be made by the Funds and the Owner Partnerships to CAPREIT, the allocation of fees and expenses of the parties, a termination fee and the conditions precedent to each party's obligation to consummate the transaction. Both sides discussed these items generally, and the representatives of the General Partner stated that the Funds were not prepared to make any representations and warranties (and in particular any representations or warranties as to the tax-exempt status of the Mortgage Revenue Bonds) that would subject the Funds to any undue potential liability. Representatives of CAPREIT insisted that the Funds make certain representations and warranties regarding the Mortgage Revenue Bonds and the underlying properties. In addition, the representatives of CAPREIT and the General Partners at that meeting discussed the terms (but not the amount) of a termination fee that would be payable to CAPREIT in the event the Merger Agreements were terminated and the Funds were to engage in a merger or other sale transaction with a party other than CAPREIT that yielded greater proceeds to the BAC Holders within 270 days after such termination. See "THE TRANSACTION PROPOSALS--The Merger Proposal--The Merger Agreements--Fees and Expenses". After several hours of discussion, no agreements were reached on these points. At that time, the General Partners also advised CAPREIT that they needed to be satisfied that CAPREIT had the ability to secure financing for the transaction before they would continue discussions regarding the Mergers.

  Also at the April 15, 1995, meeting, Messrs. Dockser and Willoughby expressed their concern to CAPREIT that they wished to avoid even the appearance of a conflict of interest since CRI and its affiliates controlled the General Partners of the Funds and representatives of CRI and AP CAPREIT were in negotiations regarding the possible redemption of CRI's interests in AP CAPREIT and advised CAPREIT that they would suspend negotiations regarding the mergers of the Funds until CRI and its affiliates divested themselves of their limited partner interests in AP CAPREIT.

  Over the course of the next three months, while AP CAPREIT and CRI were negotiating the redemption of CRI's limited partner interests in AP CAPREIT, CAPREIT continued its due diligence with respect to the Funds and held discussions with potential financing sources. During this period, all negotiations between CRI and CAPREIT regarding the Funds and CAPREIT's potential acquisition thereof were suspended.

  On June 30, 1995, AP CAPREIT redeemed all of the interests of CRI and certain of its affiliates for an aggregate consideration of $4,750,000, subject to partial refunds ("Termination Refunds") of up to $3,900,000 if certain property management contracts are terminated under certain circumstances. At that time, CAPREIT and CRI also agreed, however, that the portion of the Termination Refunds relating to properties that secure certain Mortgage Revenue Bonds held by the Funds in the original aggregate amount of $1,313,864 (which amount decreased after June 30, 1996 to $1,149,631 and will continue to decrease after June 30 of each succeeding year) would not be due if the Mergers were consummated. See "--Interests of Certain Persons in the Transactions" and "--Certain Relationships and Related Transactions" below. Also on June 30, 1995, representatives of CAPREIT delivered initial drafts of Merger Agreements to the Funds.

  Messrs. Kadish and Kravit and other representatives of CAPREIT met with Messrs. Dockser and Willoughby and other representatives of the Funds on July 17, 1995 to discuss the terms of the draft Merger Agreements which CAPREIT had previously delivered to the Funds. At that meeting, Messrs. Dockser and Willoughby insisted that the Funds would only agree to make limited representations and warranties, would not agree to make any representations regarding the tax-exempt status of the Mortgage Revenue Bonds or the underlying properties and would not agree to be liable for any breaches of representations and warranties by the Funds. Representatives of CAPREIT, on the other hand, insisted on receiving certain representations and warranties about the Mortgage Revenue Bonds and the underlying properties. The General Partners also stated that their approval of the Mergers would be conditioned on the receipt of a favorable fairness opinion of an investment bank and insisted on preserving their ability to talk with other potential bidders whenever they believed they had a fiduciary duty to conduct such discussions. CAPREIT agreed to this point. The General Partners also demanded that CAPREIT post a non-refundable deposit against payment of the aggregate Redemption Price prior to the mailing of the Proxy Statement. Representatives of CAPREIT raised issues concerning the amount of cash which the Funds would have on hand at closing and insisted that the Funds seek CAPREIT's consent prior to settling certain litigation.

  During the course of the discussions, representatives of CAPREIT also insisted that CAPREIT's ability to obtain the requisite financing for the transactions be a condition to its obligation to consummate the Mergers. At that point, the General Partners declared that they did not wish to proceed with negotiations until CAPREIT could provide more details about the terms of the proposed financing.

  The following week CAPREIT delivered to the General Partners a draft financing term sheet prepared by a financial institution (which financial institution a few months later declined to proceed with the financing). After reviewing the term sheet, the General Partners believed that CAPREIT would likely be able to secure financing for its proposals and negotiations with CAPREIT concerning the terms of the Merger Agreements resumed in earnest.

  On August 18, 1995 representatives of the General Partners and representatives of CAPREIT conducted a telephone conference call to discuss a revised draft of the Merger Agreements. During that call, CAPREIT advised the General Partners that it would agree to their request to pay a deposit if the deposit would be returned to CAPREIT in the event of a breach of the Merger Agreement by a Fund or a breach of the commitment letter by the financial institution. Shortly following that call, Messrs. Dockser and Willoughby advised representatives of CAPREIT that the Funds would not make any representations and warranties regarding the properties underlying the Mortgage Revenue Bonds but that the Owner Partnerships would agree to make certain representations and warranties about the two properties owned by them that were at that time not managed by affiliates of CAPREIT, and CAPREIT concurred. Certain matters relating to the payment of expenses, the termination fee to be payable to CAPREIT in certain circumstances, and the amount of cash held by the Funds at closing, however, remained unresolved.

  On August 22, 1995, representatives of CAPREIT advised the General Partners that CAPREIT was willing to offer an aggregate of $145.0 million for all of the BACs. The General Partners rejected the offer as too low. Following further negotiations with the General Partners, CAPREIT and the General Partners agreed later that day upon an aggregate offering price of $150.0 million for all of the BACs (subject to the receipt of favorable fairness opinions and approval by the BAC Holders). Over the next two weeks the parties finalized the provisions of the Merger Agreements and reviewed revised proposals for CAPREIT's financing.

  On September 11, 1995, CAPREIT delivered an executed term sheet relating to its financing for the Mergers and the parties signed the initial Merger Agreements among them providing for the Mergers and related transactions discussed herein. On September 11, 1995, the Funds issued a press release announcing the signing of the Merger Agreements and the salient terms thereof.

  Also on September 11, 1995, the General Partners engaged Oppenheimer & Co., Inc. ("Oppenheimer") to render its fairness opinions in connection with the Mergers. During September and October 1995, Oppenheimer inspected each of the properties which secure the Mortgage Revenue Bonds and reviewed, among other things, audited financial statements of each Fund for the calendar years 1994, 1993 and 1992, and unaudited financial statements of each Fund for the six months ended June 30, 1995, 1994 and 1993; audited financial statements for each of the properties which secure the Mortgage Revenue Bonds (except for Observatory II whose unaudited financial statement for calendar years 1993 and 1994 were reviewed); and unaudited financial operating statements which included actual information for the eight months ended August 31, 1995 combined with the remaining four months based on the 1995 operating budgets for each property.

  In late October, representatives of Oppenheimer informally told the General Partners that, based on the information Oppenheimer had reviewed at that time, they believed that the aggregate Merger consideration of $150.0 million then being offered would not be likely to support a fairness opinion. In reaching this determination, Oppenheimer performed a preliminary analysis of Fund I-II, Series I and Series II, and Fund III utilizing valuation methodologies that are similar to the ones described below under "--Fairness Opinions of Oppenheimer & Co., Inc." Oppenheimer's initial observations did not constitute its fairness opinion nor did it provide any reports or documents in connection with these communications.

  On September 22, 1995, eleven days after the public announcement of the proposed Mergers, Irving Zakin commenced a putative class action on behalf of the BAC Holders against Messrs. Dockser and Willoughby, CRI, Fund I-II GP, Fund III GP, the Assignor Limited Partner of each of the Funds, and CAPREIT and each of the Funds in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14558; the "Zakin Action"). The complaint alleged, among other things, that the price being offered to the BAC Holders as announced by the Funds was inadequate and that the defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, and engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit sought to enjoin the Transactions, to obtain damages and to compel the defendants to maximize the price paid to the BAC Holders and consider alternatives to the Transaction Proposals.

  On October 5, 1995, David and Johanna Wingard commenced a second putative class action against the same defendants named in the Zakin Action in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14604; the "Wingard Action"). The allegations of the complaint in the Wingard Action were virtually identical to the allegations of the complaint filed in the Zakin Action described above and the complaint sought virtually identical relief.

  The defendants voluntarily provided documents to counsel for the plaintiffs in both actions during October 1995 and shortly thereafter initiated settlement discussions with such counsel. The plaintiffs' initial document review and the settlement discussions between the parties continued throughout November and December 1995.

  In January 1996, following plaintiffs' counsel's initial document review and other diligence efforts, the defendants and plaintiffs' counsel reached a tentative settlement of the Zakin and Wingard Actions. In connection therewith, representatives of CAPREIT and the General Partners held a conference call on January 28, 1996 to discuss the settlement offer and agreed that, consistent with the proposed terms of the settlement, (a) the aggregate cash consideration to be paid to the BAC Holders would be increased by $8.5 million from $150.0 million to $158.5 million (less the amount of fees and expenses payable to counsel for the plaintiffs as described below), subject to an upward adjustment in the event that Available Cash at closing exceeded $12.4 million and a downward adjustment in the event that Available Cash was less than $12.4 million, in each case, with the aggregate maximum adjustment amount being capped at $1.5 million, and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI would be reduced to no more than $1.95 million as compared to the $4.023 million contemplated by the original Merger Agreements. It was further agreed that plaintiffs' counsel could apply to the court for payment of their fees and expenses in an amount not to exceed 20% of the improvements negotiated by them over the initial Merger consideration which would be paid from the distributions to BAC Holders. See "LITIGATION".

  CAPREIT had continued discussions for several months through the fall of 1995 with the financial institution that prepared the July term sheet, but negotiations with such financial institution over the terms and structure of the financing reached an impasse over business and tax issues in December 1995. Thereafter, CAPREIT commenced negotiations with another financial institution that had expressed an interest in providing the financing for the Mergers.

  On January 31, 1996, the parties entered into amendments to the Merger Agreements providing for the improved merger terms negotiated by plaintiffs' counsel in the Zakin and Wingard Actions as described above. At the same time, the defendants and the plaintiffs and their respective attorneys entered into a Memorandum of Understanding setting forth the proposed settlement of the Zakin and Wingard Actions, including the complete discharge, settlement and release by the plaintiff class of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers and agreeing to use their best efforts to execute an appropriate Stipulation of Settlement and such other documents as might be required in order to obtain approval by the court of the settlement.

  During February 1996, the General Partners asked Oppenheimer to review the fairness of the transactions based on the improved Merger terms agreed to with plaintiffs' counsel in connection with the settlement of the Zakin and Wingard Actions as outlined above. At such time, Oppenheimer also reviewed the 1995 annual unaudited financial operating statements and certain other updated information.

  During the first two weeks of March 1996, following further review of the Redemption Prices being offered to the BAC Holders and certain information with respect to the properties underlying the Mortgage Revenue Bonds, the Funds and CAPREIT determined that as a result of their re-evaluation of certain deferred maintenance costs and contingent liabilities with respect to certain of the properties, it appeared that the portion of the aggregate Redemption Price that had theretofore been allocated to Fund I-II, Series II, was disproportionately low. As a result, representatives of Fund I-II GP held further discussions with CAPREIT which on March 13, 1996 resulted in a further increase in the aggregate consideration to be offered to the Series II BAC Holders in Fund I-II of approximately $260,000.

  On March 14, 1996, the General Partners entered into the First Amended and Restated Merger Agreements which restated in their entirety the Merger Agreements and the amendments entered into on January 31, 1996 and provided for an increase of approximately $260,000 in the aggregate consideration to be payable to the Series II BAC Holders and also provided for an increase of approximately $35,000 in the aggregate Merger consideration payable to all BAC Holders as a result of rounding the Redemption Prices up to two decimal places from four decimal places.

  On March 14, 1996, Oppenheimer delivered its initial fairness opinions to the Funds to the effect that, as of such date and subject to the assumptions and limitations therein, the redemption prices then being offered to the BAC Holders of each of Series I of Fund I-II, Series II of Fund I-II and Fund III in the Mergers of $14.28 per BAC, net to the holders in cash, $14.07 per BAC, net to the holders in cash and $15.02 per BAC, net to the holders in cash, respectively, were fair to such BAC Holders from a financial point of view. See "--March 14, 1996 Fairness Opinions of Oppenheimer & Co., Inc."

  During the period of February and March, 1996, CAPREIT continued its discussions with potential financing sources regarding the structure and terms of its proposed financing for the Transactions. Thereafter, on March 29, 1996, CAPREIT received a financing commitment letter (the "Commitment Letter") from CentRe Mortgage Capital, L.L.C. providing for certain credit and liquidity support for its proposed financing structure for the Mergers. See "THE TRANSACTION PROPOSALS--The Financing". On April 26, 1996, in satisfaction of a condition under the Merger Agreements, CAPREIT delivered a copy of the executed Commitment Letter to the Funds.

  In January 1996, Mr. Martin C. Schwartzberg, a former general partner of Fund I-II GP and other CRI related entities, made certain negative public statements about CRI and the General Partners and their affiliates, as well as the proposed Mergers. On February 16, 1996, the Funds, together with the General Partners, CRI and CAPREIT filled suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York, No. 96 Civ. 1186 (LAK) (the "New York Action") alleging that Mr. Schwartzberg engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued. On March 18, 1996, the Court enjoined Mr. Schwartzberg from (1) making any further solicitation of BAC Holders without complying with the provisions of Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act"), and (2) committing any violation of Rule 14A-9 promulgated under the Exchange Act (regarding false or misleading statements) in connection with any solicitation relating to the Funds.

  On March 18, 1996, Mr. Schwartzberg filed counterclaims in that action against the General Partners alleging that three press releases issued by the General Partners and the Funds were false and misleading and constituted solicitations in violation of the Exchange Act and on March 31, 1996 moved to enjoin the Funds from allegedly soliciting proxies in violation of the Exchange Act. The counter-defendants denied the allegations. On April 23, 1996, the Court denied Mr. Schwartzberg's motion for an injunction on the grounds that such an injunction would be unwarranted given the scope and extent of Mr. Schwartzberg's prospects for succeeding on the merits, and the fact he could show neither a sufficient threat of irreparable injury nor a balance in his favor of the hardships associated with granting or denying an injunction.

  Following extensive discovery by counsel for the plaintiffs and experts retained by them, including a review of voluminous quantities of documents (including drafts of this Proxy Statement) and depositions of representatives of the General Partners, CAPREIT and Oppenheimer, counsel for the plaintiffs in the Zakin and Wingard Actions satisfied themselves as to the terms of the Mergers and related Transactions and this Proxy Statement and executed a Stipulation of Settlement with the defendants as of May 13, 1996, which was filed with the Court on May 16, 1996 (the "Stipulation of Settlement"). A class action notice was first mailed to members of the putative class on or about May 20, 1996 for a fairness hearing on the proposed Settlement which was initially scheduled to be held on June 19, 1996. See "LITIGATION."

  As stated in the Stipulation of Settlement, in arriving at their decision to settle the Zakin and Wingard Actions, plaintiffs' counsel considered, among other things: their review and analysis of the relevant documents produced by the defendants and third parties and also publicly available documents; analyses and evaluations performed by an expert retained by the plaintiffs' counsel; their own discussions with the Dominium Group (as defined below) which had expressed an interest in acquiring the Funds; an informal review of the market undertaken by them in an effort to identify higher and better offers for the interests of the BAC Holders and the fact that no other bidder had emerged from the process or the publicity surrounding the proposed Merger with a higher and better offer; the deposition of certain of the defendants; the interview and deposition of Oppenheimer as to the basis for its Fairness Opinions; discussions with counsel for Mr. Schwartzberg; the substantial economic benefits which members of the putative class will receive from the improved Merger consideration; the risks and expenses associated with complex litigation, including delays in the process itself and appeals from the rulings of the trial level courts; and the "fiduciary out" provision allowing plaintiff's counsel to terminate the Settlement in the event that a bona fide purchaser comes forward with a superior proposal before entry of a final judgment in the Zakin and Wingard Actions.

  On May 18, 1996, representatives of the General Partners and CAPREIT conferred regarding the status of the Transactions. Such representatives discussed, among other things, the undue complexity in the terms of the Merger created by the adjustments in the cash consideration payable to the BAC Holders. The parties determined to amend the terms of the Merger Agreements to, among other things, eliminate the possible downward adjustment of the Redemption Price based on the amount of Available Cash and increase the maximum aggregate upward adjustment for Available Cash from $1.5 million to $2.25 million. The parties also agreed to extend the termination date thereof to November 30, 1996 from June 30, 1996 and, in connection therewith, increase the expense reimbursement payable to the Merger Partnerships in certain circumstances from $2 million to $2.5 million per Fund.

  On June 12, 1996, Mr. Schwartzberg entered into an agreement with Mr. Dockser, Mr. Willoughby and CRI resolving various disputes which they had involving their business relationships, including those relating to numerous businesses other than the Funds. As part of the June 12, 1996 agreement, Messrs. Schwartzberg, Dockser and Willoughby will continue their pre-dispute sharing of net disposition fees generated by certain properties which are not owned by or related to the Funds, but Mr. Schwartzberg will receive an advance against such fees in the amount of $125,000 semi-annually from 1997 to 2002. CAPREIT will be responsible for guaranteeing such advances from January 1, 2001, through June 30, 2002. If cumulative disposition fees exceed cumulative advances, the payor may retain from future fees an amount sufficient to recoup the advances. Further, Mr. Schwartzberg and CRI have agreed not to take any actions which might interfere with each other's business. Mr. Schwartzberg also has retracted any derogatory statements that he previously made about CRI and its principals and the Mergers and has promised not to make any similar statements in the future. Pursuant to such agreement, all pending litigation between Mr. Schwartzberg and CRI, Mr. Dockser and Mr. Willoughby was to be dismissed with prejudice. See "LITIGATION".

  Also as of June 12, 1996, Mr. Schwartzberg and CAPREIT and certain of their respective affiliates entered into an agreement pursuant to which the parties and the Funds agreed to dismiss the New York Action with prejudice and Mr. Schwartzberg agreed not to take certain actions or make any public statements in opposition to the Mergers. The agreement provides for the payment into escrow for the benefit of Mr. Schwartzberg's counsel and consultants an aggregate of $867,000 over a three year period, of which CAPREIT is responsible for payment of a maximum of $333,500. The remaining amount is to be paid by others to CAPREIT for deposit into the escrow account as follows:
$400,000 by CRI, $100,000 by plaintiffs' counsel in the Zakin and Wingard Actions, and $33,500 by Mr. Schwartzberg. Unless both of the Mergers have been consummated, only $300,000 of the maximum aggregate amount shall be payable into escrow ($116,500 by CAPREIT, $33,500 by Mr. Schwartzberg and $150,000 by CRI). See "LITIGATION" and "SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT".

  On July 15, 1996, CAPREIT and the General Partners executed the Third Amended and Restated Merger Agreements with each of the Funds, which amended the Second Amended and Restated Merger Agreements to reflect the agreement between the parties arrived at following further negotiations subsequent to the execution thereof in connection with the elimination of the previously proposed downward adjustment of the Redemption Prices under certain circumstances, to modify the minimum Available Cash condition to the Merger Partnerships' obligations in the event the Mergers are consummated prior to October 1, 1996, to provide that there be at least $11,650,000 (rather than $11,400,000 as previously provided) of Available Cash in the aggregate. The amended Merger Agreements also made certain technical changes to the agreement among the parties with respect to the sale of the General Partners' interest in the Funds to CAPREIT GP and the substitution of CAPREIT GP as general partner.

  During February 1996, the General Partners had received an inquiry concerning the possible acquisition of the Funds from a group of investors led by Mr. Terry McNellis and Mr. Gary Petrucci, of Piper Jaffrey Inc., and Mr. David Brierton and Mr. Jack Safar, of Dominium Management Services Inc. (collectively, the "Dominium Group"). The General Partners advised the Dominium Group that they would provide them with requested information concerning the Funds upon such individuals' execution of appropriate confidentiality agreements and sent to them Confidentiality and Non-Circumvention Agreements substantially in the form signed by CAPREIT.

Thereafter representatives of the Dominium Group and the Funds proceeded to negotiate such confidentiality agreements with respect to which the Dominium Group had requested substantial revisions. On March 20, 1996, following receipt of signed confidentiality agreements from certain of the principals of the Dominium Group, the Funds commenced providing the Dominium Group with the due diligence material that they had requested. By the beginning of April, 1996, the Funds had provided the Dominium Group with all of the due diligence materials they had requested. The Funds did not receive an executed confidentiality agreement from the remaining member of the Dominium Group until April 15, 1996. Thereafter, the General Partners did not hear from any representative of the Dominium Group until June 28, 1996, just days prior to the date scheduled for the fairness hearing to be held on the Stipulation of Settlement in the Zakin and Wingard Actions.

  On June 28, 1996, counsel to the plaintiffs in the Zakin and Wingard Actions and the Funds received a letter from Dominium Tax Exempt Fund L.L.P. ("Dominium"), which was signed by Mr. Safar of the Dominium Group, indicating an interest in entering into merger agreements with the Funds having similar terms as the Merger Agreements and purportedly offering the BAC Holders an aggregate merger consideration of approximately $168,230,000.

  After reviewing the Dominium letter, the General Partners determined that Dominium had not demonstrated any firm financing ability and that Dominium may have failed to account appropriately for certain deal costs and expenses and the posting of reserves for the properties. Notwithstanding such determination, the General Partners, in a letter dated July 3, 1996, notified Dominium that they would make documents available to Dominium for its due diligence, although they also cautioned Dominium that they would not jeopardize the Merger Agreements with CAPREIT by an unwarranted delay while Dominium and its potential lenders continued to study the Funds and the Mortgage Revenue Bonds and completed their due diligence. See "--Alternatives to the Mergers."

  During the weeks of July 8, July 22 and July 29, representatives of Dominium visited the principal offices of the Funds to continue their due diligence review. During that period, the General Partners also responded to numerous requests for copies of specific documents and coordinated site visits by Dominium, its two proposed potential lenders, and its engineering and environmental consultants to the 18 properties. On July 12, 1996, the Funds received copies of correspondence from Dominium to counsel for the plaintiffs in the Zakin and Wingard Actions, indicating that Dominium had received purported financing commitments, subject to its potential lenders' satisfactory completion of their due diligence during the succeeding 21 days and the payment by Dominium of an expense deposit of $75,000, a processing fee of $100,000 on July 23, 1999, and a commitment fee of in excess of $3,000,000 of which $500,000 was due at the end of the 21-day due diligence period. According to Dominium's letter, the net amount payable to BAC Holders under its adjusted proposal would be at least $165,305,000. By letter dated July 18, 1996, the General Partners requested that Dominium supply them with evidence that it had the financial capability to cover the costs of the transaction it proposed and to provide the equity that its potential lenders would require. The General Partners never received any evidence that the $500,000 portion of the loan commitment fee, the $100,000 processing fee or the $75,000 expense deposit was paid. The July 18 letters also requested that Dominium's counsel submit their suggested revisions to the existing Merger Agreements with CAPREIT to reflect the terms desired by Dominium. That request was reiterated by letter dated July 24, 1996. Copies of the existing Merger Agreements marked to reflect Dominium's proposed changes thereto were received on July 29, 1996. By letter dated July 31, 1996, the General Partners requested clarification of seven issues relating to Dominium's mark-up, but never received a response.

  On August 2, 1996, representatives of CAPREIT met with representatives of Dominium in New York City in an attempt to assess the credibility of Dominium's proposal and to discern its motivations with respect to the Fund, in view of CAPREIT's belief that Dominium's proposal, as described in its letters to the Funds, was not financeable and could not be accomplished as proposed. At that meeting and in a few subsequent phone conversations between a representative of CAPREIT and a representative of Dominium, certain aspects of CAPREIT's and Dominium's respective proposals were discussed. No agreements or understandings were reached between CAPREIT and Dominium as a result of the meeting or in any subsequent communications.

  Dominium had previously indicated to counsel for the plaintiffs in the Zakin and Wingard Actions that they would complete their due diligence and submit firm financing commitments for its proposal in order to satisfy such counsel's concerns about Dominium's ability to secure financing for a transaction with the Funds by August 5, 1996. No such commitment was submitted on August 5, 1996 or at any time thereafter. The General Partners did not receive any responses from Dominium to their subsequent inquiries as to whether Dominium did in fact receive a loan commitment from its lenders until August 13, 1996, when Dominium advised the Funds, by letter, that it was not in a position to provide evidence of its ability to finance or to finalize its proposals.

  During the period of time while the Funds and counsel to the plaintiffs in the Zakin and Wingard Actions continued to pursue a possible transaction with Dominium, the fairness hearing in the Zakin and Wingard Actions, initially scheduled to be held on June 19, 1996 and postponed by the parties until July 2, 1996, was further postponed on three occasions in order to accommodate Dominium's request for additional time to finalize its proposal. The hearing was ultimately scheduled to be held on August 14, 1996.

  On August 7, 1996, after not having received any word from Dominium by August 5, 1996, the date Dominium itself had selected as the deadline for the delivery of its definitive proposal and firm commitments for the financing thereof, counsel for the plaintiffs in the Zakin and Wingard Actions wrote to Dominium establishing a deadline of 12:00 noon, August 12, 1996 for their receipt from Dominium of a documented "firm offer economically superior to" the CAPREIT Mergers. No offer was received from Dominium by the August 12, 1996 deadline. CAPREIT, in order to bring finality to the process and to induce plaintiffs' counsel to proceed with the August 14, 1996 hearing date on the Stipulation of Settlement as scheduled rather than postponing it for the fifth time, agreed with plaintiffs' counsel to increase the consideration being offered by it to the BAC Holders by $2 million in the aggregate. Plaintiffs' counsel advised Dominium's counsel, by letter of August 12, 1996, that in light of Dominium's repeated failure to respond to their inquiries and to provide a firm offer for the acquisition of the Funds with financing commitments therefor, and in light of the agreement of CAPREIT to increase the aggregate consideration being offered by it in the Mergers by $2 million, such counsel intended to support the Stipulation of Settlement at the hearing to be held on August 14, 1996.

  Dominium responded in letters to the Funds and plaintiffs' counsel received on August 13, 1996 alleging that with more time and "disinterested general partners" it would be able to make a proposal superior to CAPREIT's. In light of the fact that Dominium had not been able to put together a firm offer in nearly six months since their initial expression of interest in February, 1996, the General Partners did not believe it to be in the best interests of the BAC Holders to delay any further proceeding with the Mergers with CAPREIT.

  On August 13, 1996, the parties in the Zakin and Wingard Actions entered into an Amendment to the Stipulation of Settlement which reflected CAPREIT's agreement to increase the consideration to be paid by it in the Mergers and plaintiffs' counsel agreement to support the Stipulation of Settlement, as improved, notwithstanding any actions Dominium had taken or would take in the future. The proposed Settlement, as amended, was presented to the Court for final hearing and approval on August 14, 1996.

  On August 14, 1996, at the fairness hearing on the Stipulation of Settlement, as amended, in the Zakin and Wingard Actions, the Delaware Court of Chancery certified the class of BAC Holders, found that the proposed settlement was fair, reasonable, adequate and in the best interests of the BAC Holders, approved the Stipulation of Settlement, awarded to plaintiffs' counsel fees in the amount of $2 million, and entered a final judgment dismissing the actions. The 30-day period to appeal the final judgment ended with no appeal being taken.

  Subsequent to the fairness hearing, the General Partners, based upon the performance of the properties underlying the Mortgage Revenue Bonds during the period since the Second Amended and Restated Merger Agreement was signed, sought to obtain CAPREIT's agreement to a further increase in the aggregate Merger consideration in addition to the $2 million increase agreed to in connection with the fairness hearing. In light of the delays in pursuing the Mergers and the fairness hearing occasioned by the efforts of the General Partner and plaintiffs' counsel to obtain an offer from Dominium, CAPREIT sought to extend the Termination Date and to increase the amount of expenses for which a Merger Partnership may be reimbursed pursuant to the

Merger Agreements. On August 21, 1996, CAPREIT agreed to increase the aggregate amount of Merger consideration by an additional $1.5 million, approximately, in consideration for the extension of the Termination Date from November 30, 1996 to December 31, 1996 and an increase from $2,500,000 to $2,600,000 per Merger Agreement of the maximum amount of expenses for which a Merger Partnership may be reimbursed under certain circumstances if a Merger Agreement is terminated.

  On that day, the Funds entered into the Merger Agreements with the Merger Partnerships and CAPREIT, to provide, among other things, for the increase in the consideration being offered by CAPREIT to the BAC Holders in the Mergers by $3.5 million to an aggregate of $162.3 million, the extension of the Termination Date from November 30, 1996 to December 31, 1996 and the $100,000 increase per Merger Agreement in the maximum amount of expense for which a Merger Partnership may seek reimbursement if a Merger Agreement is terminated under specified circumstances.

  By letter dated August 28, 1996, Dominium demanded that the Funds provide Dominium with a current list of the BAC Holders in each Fund, information from nominees containing the identity of brokerage and financial institutions holding BACS, and a list of Non-Objecting Beneficial Owners requested by the Funds within the past twelve months. The General Partners notified Dominium, by letter dated September 5, 1996, that they believed that, under applicable law, Dominium's demand was deficient in a number of respects and, accordingly, they could not make any decisions with respect to their request.

  By letter dated September 11, 1996, Dominium reiterated its request for a current list of BAC Holders and purported to cure the deficiencies cited in the September 5 letter from the General Partners. Dominium stated in its September 11, 1996 letter that its purposes were to solicit proxies to oppose the Transaction Proposals, to solicit proxies or consents to cause the removal of the General Partners, or to demand, if necessary, a meeting to be called, or a consent solicitation be commenced, to cause the removal of the General Partners. On September 16, 1996, the Funds advised Dominium that its renewed request was deficient in a number of respects and rejected Dominium's request.

  By letter dated September 17, 1996, Dominium repeated its previous requests although this time asserted that its only purpose in seeking the BAC Holder lists was to solicit proxies to oppose the Transaction Proposals. The Funds notified Dominium, on September 19, 1996, that they would provide Dominium with a current list of BAC Holders and related information.

  On September 20, 1996, Oppenheimer delivered its Fairness Opinions to the Funds to the effect that, as of such date and subject to the assumptions and limitations therein, the Redemption Prices of $14.82 per BAC with respect to Series I of Fund I-II, $14.50 per BAC with respect to Series II of Fund I-II and $15.13 per BAC with respect to Fund III, net to the holders in cash, respectively, are fair to such BAC Holders from a financial point of view. See "--Fairness Opinions of Oppenheimer & Co., Inc."

RECOMMENDATIONS OF THE GENERAL PARTNERS

  EACH OF THE GENERAL PARTNERS RECOMMENDS THAT BAC HOLDERS OF ITS FUND VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS TO BE VOTED ON BY SUCH BAC HOLDERS.

  Fund I-II GP, by the unanimous vote of its general partners, has approved the Fund I-II Merger Agreement, determined that the Transactions are fair to and in the best interests of the BAC Holders of each of Series I and Series II of Fund I-II and that the Redemption Prices payable to such BAC Holders are fair, and recommends that such BAC Holders vote "FOR" each of the Transaction Proposals.

  Fund III GP, by the vote of its sole general partner, has approved the Fund III Merger Agreement, determined that the Transactions are fair to and in the best interests of the BAC Holders of Fund III and that the Redemption Prices payable to such BAC Holders are fair, and recommends that all such BAC Holders vote "FOR" each of the Transaction Proposals.

  Before deciding whether to vote "FOR" the Transaction Proposals, BAC Holders are urged to consider carefully the basis for the General Partners' recommendation described below, as well as the factors described under "-- Interests of Certain Persons in the Transactions" and "--Certain Relationships and Related Transactions".

  The General Partners believe that there are sound reasons for consummating the Mergers and the related transactions. Foremost, BAC Holders will receive significantly more value in the Mergers than they would be able to obtain by selling their BACs in the public marketplace at the prices that prevailed immediately prior to the initial announcement of the Mergers.

  In addition, absent a significant increase in the cash flows generated by, or other market values of, the properties securing the Mortgage Revenue Bonds, the General Partners anticipate that most of the Mortgage Revenue Bonds will not be paid off at their face amount ($19.37 per BAC in Series I, Fund I-II, $19.33 per BAC in Series II, Fund I-II and $19.11 per BAC in Fund III) when the associated mortgage loans mature at various times in 1998 through 2000. The General Partners believe that none of the alternatives they considered are superior to the Mergers for the reasons described under the heading "-- Alternatives to the Mergers" below. In light of the foregoing, the receipt of the Fairness Opinions from Oppenheimer, the indicia of procedural fairness underlying the negotiation of the Transactions discussed under "--Fairness of the Transactions" below and their belief that the Transactions and the Redemption Prices are fair to the BAC Holders, the General Partners believe that approving the proposed Transactions provide the Funds the opportunity to achieve a result that is in the best interests of the BAC Holders.

  In recommending the Transaction Proposals, the General Partners note (i) that CAPREIT agreed to bear the bulk of the transaction costs, which costs are estimated to aggregate approximately $22.0 million (as estimated by CAPREIT);
(ii) CAPREIT will deposit into escrow on the date of this Proxy Statement a Deposit of $1 million for each Fund and such Deposits will not be returned to CAPREIT in the event the Mergers are not consummated except in certain limited circumstances (see "THE TRANSACTION PROPOSALS--The Merger Proposal--The Merger Agreements--Deposit"); (iii) consummation by CAPREIT of the Transactions contemplated by the Merger Agreements was subject to a limited due diligence condition, which may no longer be relied upon by CAPREIT; (iv) CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the Mortgage Revenue Bonds and the properties that secure them and its financial wherewithal and sophistication; and (v) CAPREIT's payment of non-refundable financing commitment fees of $1,282,500. All these factors indicate to the General Partners that the risks of the Mergers not being consummated, a risk inherent in all business combinations, is minimized under the Merger Agreements.

FAIRNESS OF THE TRANSACTIONS

  In determining that the applicable Transaction Proposals are fair to and in the best interests of the BAC Holders of its Fund and that the applicable Redemption Price payable to such BAC Holders is fair to such BAC Holders, and recommending that BAC Holders of its Fund vote for each of the Transaction Proposals to be voted upon by them, each of the General Partners gave considerable weight to the fact that the Redemption Prices payable to the BAC Holders in the Mergers represents a substantial premium of approximately 26.1%, in the case of Fund I-II, Series I, 33.3%, in the case of Fund I-II, Series II, and 26.1%, in the case of Fund III, over the market prices of the BACs as of September 8, 1995, the last trading day prior to the public announcement of the Mergers, and the fact that the Redemption Prices, in each case, are higher than the highest trading prices of the BACs since the BACs were listed on the American Stock Exchange, Inc. (the "AMEX") in 1993.

  Each of the General Partners, in arriving at its fairness determination, also gave considerable weight to and relied to a significant extent on the estimates of the range of values of the BACs developed by Oppenheimer in connection with its Fairness Opinions.

  The Redemption Prices represent the net amount payable to BAC Holders after payment of plaintiffs' counsels' fees in the Zakin and Wingard Actions. Notwithstanding that each of the Redemption Prices falls within the range of values developed by Oppenheimer and adopted by the General Partners, the General Partners felt it also was important in making their fairness determinations to consider the gross amount payable to BAC Holders (before payment of plaintiffs' counsels' fees). The General Partners were of the view that this interpretation is justified because the plaintiffs' counsel represent the BAC Holders and, pursuant to the Stipulation of Settlement, the plaintiffs' counsel are to be paid out of the consideration otherwise payable to the BAC Holders.

  Based on the quantitative and qualitative analyses prepared by Oppenheimer, Oppenheimer determined a range of values for the Funds. In each case, the Redemption Price payable to BAC Holders was within each such range of values. See "--Fairness Opinions of Oppenheimer & Co., Inc." below. Accordingly, Oppenheimer determined that, subject to the assumptions and limitations set forth therein, the Redemption Prices payable to the BAC Holders in the Mergers are fair to such BAC Holders from a financial point of view, and each of the General Partners has expressly adopted the conclusions and analyses of Oppenheimer as its own. As indicated below under "--Fairness Opinions of Oppenheimer & Co., Inc.", in connection with the Fairness Opinions, Oppenheimer developed estimates of the values of the BACs of each Fund using quantitative and qualitative analyses including the performance of the following: (a) capitalization rate valuation analysis (a liquidation analysis); (b) discounted cash flow analysis; (c) valuation of the Funds on a continuing basis; (d) valuation of the Mortgage Revenue Bonds; and (e) valuation of the non-performing Mortgage Revenue Bonds as if reissued.

  As indicated in the discussion of Oppenheimer's Fairness Opinions below, the Redemption Prices payable to the BAC Holders in the Mergers are within the range of values developed by Oppenheimer under each of the assumed valuation methodologies. The General Partners reviewed each one of the methodologies employed by Oppenheimer, and based on the over 20 years experience of each of the principals of the General Partners, believed each one of them to be reasonable and appropriate and considered such valuation estimates as supporting their fairness determinations. In addition, given Oppenheimer's reputation and expertise in valuing real estate backed securities, each of the General Partners believed it was appropriate to rely on and adopt as its own Oppenheimer's conclusions and analyses.

  During the negotiations over the terms and conditions of the Merger Agreements, the General Partners and CAPREIT discussed the aggregate amount payable to the BAC Holders of both Funds. Once the parties agreed as to the aggregate Merger consideration, the parties then agreed to an allocation between the Funds and between the series of Fund I-II. Such allocation was based on the cash flows generated by the properties underlying the Mortgage Revenue Bonds held by each Fund and series. The market prices for the BACs in each Fund and series were also taken into account. The General Partners believed that the allocation of the aggregate Redemption Price on the basis of cash flows of the properties was fair because most of the Mortgage Revenue Bonds have been paying interest solely out of the cash flows of the properties. As noted above, on March 14, 1996, the parties amended the Merger Agreements to, among other things, increase the aggregate consideration payable to the Series II BAC Holders. Such increase was necessitated because, following a further review, the parties realized that they had failed to take into account certain deferred maintenance charges with respect to certain of the properties and determined to revalue a contingent liability relating to James Street Crossing which had resulted in a lower allocation to Series II BAC Holders than otherwise would have been the case.

  In arriving at their fairness determinations, the General Partners noted that despite the fact that the Mergers were publicly announced more than one year ago, no potential bidder has come forward with a superior proposal. As discussed under the heading "--Background of the Mergers" Dominium ultimately failed to put together a superior proposal.

  In arriving at their fairness determinations, each of the General Partners also considered certain factors which militate against the Mergers being considered substantively fair. The General Partners considered that the cash flows generated by the properties securing the Mortgage Revenue Bonds have increased over the past year and if such cash flows were to continue to increase and were to increase significantly, in the absence of the Mergers, the BAC Holders might be able to realize a greater return on their investment. The General Partners, however, believe that it is reasonable to assume, as Oppenheimer did in arriving at its Fairness Opinions, that the income and expenses will increase by 3% to 4% per year through the maturity dates of the associated mortgage loans. See "--Fairness Opinions of Oppenheimer & Co., Inc." The General Partner also noted that as a result of the Mergers the BAC Holders will no longer have an interest in the Funds and will not participate in the appreciation, if any, in the value of the Mortgage Revenue Bonds and the underlying properties.

  The General Partners also weighed the possibility that the BAC Holders might not be able to reinvest the cash received by them at a yield similar to the yield they might be able to achieve if they continued to receive tax-exempt distributions for the originally contemplated terms of the Funds.

  The General Partners deemed the premium over market prices and the entire quantitative and qualitative analyses performed by Oppenheimer, which analyses were expressly adopted by each of the General Partners, to be of most importance and assigned the greatest weight to such factors in reaching their substantive fairness determinations.

  In view of the wide variety of other factors considered in connection with their evaluation of the Merger Agreements and the Mergers, the General Partners did not find it practicable to, and did not, quantify or otherwise assign relative weights to the other factors considered in reaching their determinations. In addition, the General Partners did not undertake to determine the degree to which the other factors were favorable or unfavorable. The General Partners concluded, however, that the positive factors set forth above substantially outweighed the negative factors and, accordingly, determined that the Transactions are fair to and in the best interests of the BAC Holders.

  The General Partners believe that, in view of the similarities between the two Funds in terms of their investment objectives and policies, as well as their Mortgage Revenue Bond portfolios, there are no material differences in the factors to be considered in their fairness determinations for each Fund.

  In arriving at their fairness determinations, the General Partners took into account the fact that they and certain of their affiliates are receiving various benefits in connection with the Mergers and related proposals and that such benefits may create a conflict of interest between the General Partners and the BAC Holders. Specifically, (i) each of the General Partners will receive $500,000 on account of its general partner interests (whereas Fund I-II GP would receive only a nominal amount and Fund III GP would receive nothing if the Funds were liquidated at this point in time), (ii) CRI and CRIIMI Mae Services Limited Partnership ("CRIIMI"), affiliates of the General Partners, will receive an aggregate amount of approximately $3.5 million as of September 30, 1996 increasing by approximately $102,000, in the aggregate, per month thereafter, on account of certain accrued fees (which in the absence of the Mergers would likely not have been recoverable by them in full and not at all until some years in the future), and (iii) if the Mergers are consummated, CRI and its affiliates will be relieved of certain contingent obligations which would currently be payable to CAPREIT Residential if the Owner Partnerships were to terminate it as manager of the properties, in the amount of $1,149,631 (which amount reduces each year that there is no termination). See "--Interests of Certain Persons in the Transactions" and "--Certain Relationships and Related Transactions" below.

  The General Partners also took into account that in connection with the redemption by AP CAPREIT on June 30, 1995 of certain limited partner interests held by CRI and certain of CRI's affiliates, CRI and its affiliates received an aggregate of $4,750,000, subject to the Termination Refund obligations in the aggregate amount of $3,900,000 (which includes the amount cited under clause (iii) in the preceding paragraph).

  In arriving at their fairness determination, the General Partners did not give any weight to any possible conflicts of interest that could arise from the fact that the General Partners are co-defendants in the Zakin and Wingard Actions, and therefore may have been potentially responsible for a portion of any damages or other amounts which may have been payable in such actions, including the legal fees in connection with the settlements thereof, which under the terms of the Stipulation of Settlement will be paid to plaintiffs' counsel out of the aggregate Merger consideration payable by CAPREIT.

  In order to address any conflict of interest, and to act in a matter consistent with the fiduciary duties the General Partners owe to the BAC Holders, the General Partners conditioned the Merger Agreements and their agreement to recommend the Transaction Proposals upon the receipt of favorable fairness opinions from a well-regarded investment bank.

  The General Partners noted that, under Delaware law, general partners must account to their partnerships for any profits derived by them without the consent of the other partners from any transaction connected with the formation, conduct, or liquidation of the partnerships, or from any use by them of the property of such partnerships. To the extent that some or all of the benefits realized by the General Partners as a result of the Transactions described above would constitute such profits, the approval by the BAC Holders of the Transaction Proposals should be deemed to provide the requisite consent, negating any potential liability. The General Partners further noted that a number of Delaware court cases indicate that the approval by fully informed BAC Holders of the Transaction Proposals may operate as a complete defense to any claims against the General Partners arising out of their conduct in connection with the Transactions.

  The General Partners did not give any consideration to the apparent conflicts of interest that may exist by reason of the fact that affiliates of the General Partners control the partnerships to which the properties securing 15 of the Mortgage Revenue Bonds were transferred (the "Owner Partnerships") by deed in lieu of foreclosure, or otherwise, when the original borrowers failed to pay full base interest on their respective mortgage loans. One of the main purposes for establishing the Owner Partnerships was to prevent the loss of tax-exempt interest on the Mortgage Revenue Bonds that would have resulted had the Funds acquired legal title to the properties following foreclosure on the properties that secure the Mortgage Revenue Bonds when the original, unaffiliated owners of the properties defaulted on their obligations. The Owner Partnerships, and their respective owners, have never received any material benefits, directly or indirectly, in connection with owning the properties that secure the Mortgage Revenue Bonds. See "--Interests of Certain Persons in the Transactions" below.

  In connection with the Mergers, each of the Owner Partnerships has agreed to either (a) sell, assign or transfer the partnership interests in, or the real property and other assets of, such Owner Partnership to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the Effective Date at the then fair market value (based on the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value and, based upon current market conditions, none of the General Partners or CAPREIT believes that it is likely that such interests will increase in value prior to the time CAPREIT exercises its options, if the fair market value of the partnership properties were to substantially increase prior to the time CAPREIT exercises its options, any such increase in value in excess of the indebtedness and accrued interest owing in respect of such properties may benefit the owners of the Owner Partnerships.

  As discussed above under "--Background of the Mergers", the General Partners postponed key negotiations over the price terms and material conditions of the Merger Agreements until after AP CAPREIT had redeemed the interests of CRI and its affiliates in AP CAPREIT. The terms of the Merger Agreements were reached through protracted arm's-length negotiations over several months between representatives of CAPREIT, on the one hand, and representatives of the Funds, on the other, and, as a result of such negotiations, among other things, (i) the consideration offered by CAPREIT to the BAC Holders was increased on four occasions; (ii) the Funds were not required to make substantial representations and warranties, including any representations regarding the tax-exempt status of the Mortgage Revenue Bonds; and (iii) the Merger Agreements were made contingent upon the receipt of favorable fairness opinions from an investment bank. In addition, the General Partners had retained the ability to negotiate with third parties who might express an interest in making a competing offer and, if appropriate, to terminate the Merger Agreements with CAPREIT in light of such competing offers upon payment to CAPREIT of certain fees and expenses described below. See "THE TRANSACTION PROPOSALS--The Merger Proposal--The Merger Agreements--No Solicitation".

  The General Partners did not retain an unaffiliated representative to act solely on behalf of the BAC Holders for the purpose of negotiating the Merger Agreements with CAPREIT. To enhance the procedural fairness underlying the determination of the terms of the Merger Agreement, the General Partners did, however, require that the Mergers be conditioned upon the receipt of favorable fairness opinions from an investment bank. As an additional assurance of procedural fairness, the General Partners note that counsel for the plaintiffs in the Zakin and Wingard Actions, unaffiliated third parties, reviewed the Merger Agreements and twice negotiated for the benefit of the BAC Holders an increase in the cash consideration payable to the BAC Holders.

  Although the General Partners recognize that adoption of the Merger Agreements does not expressly require the affirmative vote of a majority of the BACs held by BAC Holders of each Fund who are not affiliated with the General Partners or CAPREIT, the General Partners note that management and affiliates of the General Partners own only an inconsequential number of BACs (see "SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT--Management") and that CAPREIT does not own any BACs as of the Record Date. The General Partners believe that since all parties who could be deemed to be interested in the Transactions own such a de minimis amount of BACs their vote will have virtually no effect on the vote of the BAC Holders. Accordingly, for all practical purposes a majority of BACs held by unaffiliated BAC Holders of each Fund will have to be voted in favor of the Mergers. In the view of the General Partners, this was a substantial and meaningful requirement which, taken together with the other factors considered by the General Partners as set forth herein, supported their conclusion that the Mergers are fair even in the absence of an express provision requiring that the Merger Agreements be approved by an affirmative vote of a majority of BACs held by unaffiliated BAC Holders.

  The principal original objectives of the Funds were to preserve and protect capital and to provide periodic distributions of tax-exempt interest income. The Funds originally expected to hold the Mortgage Revenue Bond with respect to each property for approximately 10 years from the completion of construction or 13 years from the date of issuance of the Mortgage Revenue Bond. The General Partners realized that the Mergers would modify the original purposes of the Funds by accelerating the liquidity of the BAC Holders' interests and terminating any future distributions. However, in light of the determination by the General Partners that the Mergers are a fair alternative to holding the BACs and the requirement that BAC Holders vote on the Transactions, the General Partners believed that any modification to the original objectives of the Funds was not significant.

  The General Partners also noted that the BAC Holders are not entitled to appraisal rights in connection with the Mergers. Accordingly, BAC Holders of each of the Funds do not have the alternative of dissenting from the Merger and seeking a judicial determination of the fair value of their BACs in lieu of accepting the Redemption Price. While the lack of appraisal rights might be deemed to militate against procedural fairness, the General Partners believe this concern is mitigated somewhat by the fact that counsel for the plaintiffs in the Zakin and Wingard Actions reviewed the Merger Agreements and twice negotiated for the benefit of the BAC Holders an increase in the Redemption Price and that the General Partners negotiated a further increase in the Redemption Price prior to the execution of the Fourth Amended and Restated Merger Agreement.

  Pursuant to the Merger Agreements, CAPREIT is entitled to receive a fee in the amount of $2.25 million per Fund and reimbursement for its expenses of up to $2.6 million per Fund under specified circumstances if a Merger Agreement is terminated and a Fund pursues a transaction with another party which would yield higher proceeds to the BAC holders. See "THE TRANSACTION PROPOSALS--The Merger Proposal--The Merger Agreements--Fees and Expenses". The General Partners determined that the agreement to pay such fee and expense reimbursement was reasonable and necessary in light of the circumstances in order to induce CAPREIT to make an offer for the Funds; that the amount of such fee was reasonable in light of the aggregate Redemption Price; that such amount was not so great as to deter other serious bidders; and that the potential benefits obtained from entering into a Merger Agreement with CAPREIT outweighed any possible chilling effect the agreement to make such payments could have on potential bidders.

  The General Partners have considered the fact that, as a result of recently issued IRS regulations, effective September 24, 1996, it appears that the Financing may constitute a reissuance for federal income tax purposes, and as a result CAPREIT would need to secure the cooperation of the issuers of 15 of the Mortgage Revenue Bonds in, among other things, making certain filings with the Internal Revenue Service and effecting certain necessary amendments to such Mortgage Revenue Bonds in order to maintain the tax-exempt status of such Mortgage Revenue Bonds after the Financing or, if CAPREIT is unable to effect such amendments, to arrange for alternative financing. CAPREIT has commenced approaching the issuers of the Mortgage Revenue Bonds to obtain their consent under guidelines established by, and under the supervision of, the General Partners. See "THE TRANSACTION PROPOSALS--The Financing". The General Partners believe that since any such amendments to the Mortgage Revenue Bonds would be effective only upon the consummation of the Mergers, they do not create any risk for the BAC Holders.

  The General Partners noted that, as a consequence of the Mergers and the consummation of the Financing, BAC Holders will be allocated a significant tax loss which will reduce each BAC Holder's basis in his or her BACs. The General Partners did not give any consideration to this tax effect because such allocation of loss will be realized at the same time as, and will be offset by, the higher gain than such holder would otherwise receive (or added to the smaller loss such holder would otherwise have), generally resulting in such BAC Holder's recognizing the same net gain or net loss for federal income tax purposes as he or she would have recognized if such BAC Holder had sold his or her BACs for an amount of cash equal to the Redemption Price, except in certain limited circumstances described below under "CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND RELATED TRANSACTIONS--Certain Federal Income Tax Consequences of the Financing".

  Although the consummation of the Mergers is contingent upon the consummation of the Financing, the General Partners reviewed the executed Commitment Letter CAPREIT received from CentRe Mortgage Capital, L.L.C. and gave little weight to the risk that the Financing would not be consummated.

  The General Partners also are recommending that BAC Holders vote "FOR" the New Partners Proposal and the Adjournment Proposal to be voted upon by them because such proposals are reasonable and necessary in order to effectuate the consummation of the Mergers. Accordingly, for the same reasons set forth above, the General Partners recommend that BAC Holders vote for each Proposal to be voted upon by them. The General Partners further note that the approval and adoption of the Merger Proposal is contingent upon the approval and adoption of the New Partners Proposal.

  CAPREIT, the Merger Partnerships and Apollo. CAPREIT, the Merger Partnerships and Apollo have reviewed the factors considered by the General Partners in reaching their determination as to the fairness of the Mergers and believe that these factors provide a reasonable basis for CAPREIT, the Merger Partnerships and Apollo to conclude, as they do, that the Transactions are fair to the BAC Holders and that the applicable Redemption Prices payable to such BAC Holders are fair to such BAC Holders. This belief should not, however, be considered as a recommendation by CAPREIT, the Merger Partnerships or Apollo to the BAC Holders to vote to approve and adopt the Transaction Proposals. None of CAPREIT, the Merger Partnerships or Apollo has quantified or assigned specific relative weights to any of these factors. CAPREIT, the Merger Partnerships and Apollo have relied principally on, and have adopted as their own, the conclusions of the General Partners that the Transactions are fair to the BAC Holders and that the applicable Redemption Prices payable to such BAC Holders are fair to such BAC Holders for the reasons set forth above.

ALTERNATIVES TO THE MERGERS

  In late 1994 and in January 1995, the General Partners received indications of interest concerning possible acquisitions of the Funds from Oxford Tax Exempt Fund and from Tiger Real Estate Partners. After engaging in preliminary discussions, the Funds did not receive any formal offers, oral or written, from, and have not had further discussions with, either of such parties. Consequently, the General Partners have concluded that no transaction is likely with either such party.

  On February 19, 1996, the General Partners received an inquiry regarding possible acquisitions of the Funds from the Dominium Group. The Dominium Group had executed confidentiality agreements and the Funds provided it with the information regarding the Funds which it had requested in March and early April, 1996.

  Thereafter, the Funds did not receive any further communications from the Dominium Group until June 28, 1996, when the Funds received a letter from Dominium Tax Exempt Fund L.L.P. indicating an interest in entering into merger agreements with the Funds having generally the same terms as the Merger Agreements and purportedly offering the BAC Holders an aggregate Merger consideration in the amount of approximately $168,230,000 subject to, among other things, financing in such amount. After reviewing this letter, the General Partners noted that Dominium did not have a financing commitment and that its purported offer and any financing therefor was conditioned upon Dominium and its potential financing sources having satisfactorily completed a due diligence review and having significant additional time in which to complete such due diligence review. The General Partners also noted that Dominium might not have appropriately taken into account various fees and expenses payable in connection with the Mergers or amounts required to fund reserves for the underlying properties. Although for the reasons indicated above, the General Partners did not view the Dominium letter as a basis for terminating the Merger Agreements pursuant to their "fiduciary out" provisions, the General Partners, in a letter dated July 3, 1996, notified Dominium that the Funds would continue to make documents available to Dominium for its due diligence review. Representatives of Dominion came to the General Partners' offices on July 11, 12, 26, 29 and 30, 1996 to conduct such review. During that period, the General Partners also responded to numerous requests for copies of specific documents and coordinated site visits for Dominium, its two potential lenders, and its engineering and environmental consultants to the properties.

  Dominium had previously indicated to counsel for the plaintiffs in the Zakin and Wingard Actions that they would complete their due diligence and submit firm financing commitments for its proposal in order to satisfy such counsel's concerns about Dominium's ability to secure financing for a transaction with the Funds by August 5, 1996. No such commitment was submitted on August 5, 1996 or any time thereafter. The General Partners did not receive any responses from Dominium to their subsequent inquiries as to whether Dominium did in fact receive a loan commitment from its lenders until August 13, 1996, when Dominium advised the Funds, by letter, that it was not in a position to provide evidence of its ability to finance or finalize its proposals. See "-- Background of the Mergers".

  In light of the fact that Dominium had not been able to put together a firm offer in nearly six months since their initial expression or interest in February, 1996, the General Partners did not view Dominium's purported interest as an alternative to the Mergers.

  In the absence of the Mergers or other disposition of the assets of the Funds, the Mortgage Revenue Bonds would have to be remarketed when the underlying mortgage loans mature in 1998 through 2000 if the loans could not be extended at or before the time of the remarketing. A remarketing of a Mortgage Revenue Bond involves the sale of a Mortgage Revenue Bond pursuant to the terms of, and at the time specified in, the bond documentation for such Mortgage Revenue Bond, the proceeds of which sale are payable to the former bondholder. Absent a significant increase in the cash flows generated by, or the values of, the underlying properties, the General Partners do not expect that most of the Mortgage Revenue Bonds could be remarketed when required by the Mortgage Revenue Bond documents without restructuring the underlying mortgage loans. See "--Recommendations of the General Partners" and "-- Fairness of the Transactions".

  In view of the foregoing, the General Partners considered several alternatives in anticipation of the upcoming mandatory remarketing dates including the following: (i) holding the Mortgage Revenue Bonds until the mortgage loans mature, and then liquidating the properties securing the mortgage loans pursuant to foreclosures under the Mortgage Revenue Bond documents; (ii) seeking to extend the loan maturities and continuing to hold the Mortgage Revenue Bonds for extended periods; and (iii) liquidating the properties securing the mortgage loans pursuant to foreclosures under the Mortgage Revenue Bond documents prior to the mortgage loan maturities.

  The General Partners considered holding the Mortgage Revenue Bonds until the mortgage loans mature and then liquidating the underlying properties, thereby allowing the BAC Holders to continue to receive tax-exempt distributions over the next two to four years. If the cash flows generated by the properties improve significantly or there is a substantial improvement in the real estate market, the Funds and the BAC Holders would benefit from such improvements. The net proceeds from foreclosure sales liquidating the underlying properties would be distributed to the BAC Holders pursuant to the terms of each Fund's Partnership Agreement, which provides for liquidation proceeds to be distributed in the following order: (i) to the payment of the Fund's debt; (ii) to the General Partner and the BAC Holders in an amount equal to the positive balance in their capital accounts; (iii) to the BAC Holders in the amount of their adjusted capital contributions; (iv) to the General Partner in the amount of its adjusted capital contribution, (v) of the remainder, 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received a preferred cash flow return as provided in the Partnership Agreement; (vi) to an affiliate of the General Partner for a disposition fee, if any; and (vii) of the remainder, 90% to the BAC Holders and 10% to the General Partner. Although Oppenheimer did not render an opinion to this effect, in connection with its preparation of the Fairness Opinions, Oppenheimer did perform an evaluation of the Funds. See "--Fairness Opinions of Oppenheimer & Co., Inc.--Valuation of the Funds on a Continuing Basis." Based on the results of this analysis, the General Partners believe that the Redemption Prices payable to the BAC Holders in the Mergers would be within the range of net present values that the BAC Holders would receive if the Funds were to obtain ownership of those properties presently owned by the Owner Partnerships upon the date the individual loan was scheduled to mature and commenced an orderly liquidation of such properties immediately thereafter, plus the value of the three performing Mortgage Revenue Bonds and the other assets of the Funds.

  In addition, the sale of the underlying properties would most likely involve high transaction costs, including brokers' commissions and real estate transfer taxes, and ongoing overhead costs to the Funds, which overhead costs are likely to be disproportionately high for a diminishing portfolio if individual property sales are pursued. Also, this alternative involves risks inherent in any real estate disposition program, including the impossibility of determining the future prices at which properties could be sold or the amount of time necessary to complete those sales. Holding the Mortgage Revenue Bonds until maturity also entails the possibility that general or local economic conditions could worsen prior to the time the properties would be liquidated pursuant to foreclosures. Given that this alternative would not necessarily provide the BAC Holders with greater returns than the Redemption Prices payable in the Mergers and that such current payment of the Redemption Prices eliminates the uncertainties associated with holding the Mortgage Revenue Bonds for several more years, the General Partners rejected this alternative.

  Extending the maturity dates of the mortgage loans and making corresponding amendments to the Mortgage Revenue Bonds would allow the Funds to receive tax-exempt interest with respect to the underlying properties beyond the current loan maturity dates. If, during the extended period, the values of the underlying properties were to increase, BAC Holders might share in any such increase. The extension of the mortgage loan terms, however, requires BAC Holder consent because it would lengthen the investment horizon beyond the originally anticipated holding period as stated in the Funds' prospectuses. The extension also requires the consent of the issuers of the Mortgage Revenue Bonds. Such issuers may cooperate and consent to the modifications; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the properties. Recently issued IRS regulations indicate that extending the mortgage loans, together with other modifications that might be appropriate in connection with such an extension, would, if such modifications were made without the consent of the issuers, jeopardize the tax-exempt status of the Mortgage Revenue Bonds. The General Partners have not sought the consent of any such issuer with respect to extending the mortgage loan terms. See "CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS." Moreover, even with issuer consent, if the modifications were deemed to constitute a reissuance of the Mortgage Revenue Bonds, such modifications would result in the Funds relinquishing their rights to receive any of the accrued and unpaid base interest. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II--Results of Operations" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III--Results of Operations". In addition, the final regulations indicate that the terms could be extended only for a maximum of five years without causing a reissuance. The General Partners believe that the transaction costs that the Funds would incur in obtaining BAC Holder consent to amend the terms of the mortgage loans and in obtaining issuer consents to amend the Mortgage Revenue Bonds exceed the costs the

Funds bear in connection with the proposed Mergers since CAPREIT has agreed to bear the bulk of the transaction costs incurred by the Funds in connection with the Mergers. See "THE TRANSACTIONS PROPOSAL--The Merger Proposal--The Merger Agreements--Fees and Expenses". Accordingly, the costs, the uncertainties and the limitations of this alternative led the General Partners to reject it in favor of giving the BAC Holders the opportunity to redeem their investments now.

  The General Partners could seek to liquidate the 15 properties securing the non-performing Mortgage Revenue Bonds now, prior to the mortgage loan maturities, which would permit BAC Holders to continue to receive tax-exempt distributions for a limited time, although only until the properties are foreclosed upon and liquidated. This alternative would most likely involve the same high transaction costs and risks as described above if the General Partners were to seek to liquidate the properties after the mortgage loans mature. Also, the General Partners could not force the liquidation of the three properties that secure the performing Mortgage Revenue Bonds. Thus, the Funds would have to try to sell the debt on those properties or continue to hold those few assets until their loan maturities. Although Oppenheimer did not render an opinion to this effect, in connection with its preparation of the Fairness Opinions, Oppenheimer did perform an evaluation of the Funds under a capitalization rate valuation analysis and a discounted cash flow analysis, both of which assume an orderly liquidation of the Funds. See "-- Fairness Opinions of Oppenheimer & Co., Inc.--Capitalization Rate Valuation Analysis" and "--Fairness Opinions of Oppenheimer & Co., Inc.--Discounted Cash Flow Analysis." Based on the results of these analyses, the General Partners believe that the amounts the BAC Holders would receive upon an orderly liquidation of the Funds on a present value basis would be within the range of values established under these analyses performed by Oppenheimer, which have been adopted by the General Partners, given the uncertainties associated with liquidation, particularly as to the amount of time involved, the General Partners do not believe that this alternative would provide the BAC Holders with greater net present value proceeds than they would receive in the Mergers. Accordingly, the General Partners rejected the alternative.

  The General Partners have also considered, as alternatives to the Mergers,
(a) seeking to refund the Mortgage Revenue Bonds, or (b) borrowing funds for distributions to the BAC Holders based on a securitization of the Mortgage Revenue Bonds.

  The General Partners could seek BAC Holder consent to refund the Mortgage Revenue Bonds when the loans mature. A refunding is a refinancing through the issuance of new mortgage revenue bonds, the proceeds of which are used to retire the old Mortgage Revenue Bonds. The General Partners could also seek consent to amend the Mortgage Revenue Bonds to obtain the same result as a refunding. As a result of such refunding or amendment, the maturity dates of the underlying mortgage loans and the remarketing dates of the Mortgage Revenue Bonds could be extended beyond the present dates. If the mortgaged properties appreciate in value during the extended period, the BAC Holders might be able to realize a greater return on their investment. The issuers of the Mortgage Revenue Bonds would have to consent to such refundings or amendment and they could possibly impose additional income restrictions or requirements on the properties. A refunding or similar amendment would result in the Funds relinquishing their rights to receive any accrued and unpaid base interest on the existing mortgage loans. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II-- Results of Operations" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III--Results of Operations". In addition, bond refundings or similar amendments generally have significant transaction costs. In the Mergers, however, CAPREIT bears the bulk of the transaction costs and the risks associated with the refunding process. There can be no assurance that BAC Holder approval or issuer consent for any such refunding or amendment would be obtained. Even if the consent of the issuers was obtained, the Funds still run the risk of relinquishing their rights to receive any accrued and unpaid base interest on the Mortgage Revenue Bonds.

  While the Funds could seek to refinance the Mortgage Revenue Bonds, the General Partners believe that such refinancing would yield substantially lower total proceeds than the BAC Holders will receive as a result of the Mergers. A principal reason for the higher amount of the proceeds to be realized in the Financing is the additional collateral and security being supplied by CAPREIT. Investors should be willing to pay more for securities representing interests in the Mortgage Revenue Bonds because of the credit enhancement and liquidity support being furnished in connection with the Financing, which is in turn supported by the additional collateral furnished by CAPREIT. See "THE TRANSACTION PROPOSALS-- The Merger Proposal--The Financing". Since the Funds do not have significant assets other than the Mortgage Revenue Bonds, the Funds are not able to provide the type or extent of credit enhancement necessary to produce as great an amount of proceeds in a financing as the net consideration to be received by the BAC Holders in the Mergers.

  In light of the above, if the Merger transactions are not approved by the BAC Holders, the General Partners currently intend to continue the Funds' operations in their present form.

  In evaluating the possible alternatives to the Mergers, the General Partners of each of the Funds were faced with substantially similar issues and did not find it necessary to engage in different analyses. In addition, for the reasons set forth under "--Fairness of the Transactions", the General Partners did not give any consideration to the apparent conflicts of interest that may exist by reason of the fact that affiliates of the General Partners own the Owner Partnerships.

POTENTIAL ADVERSE CONSEQUENCES OF THE MERGERS

  As a result of the Mergers, the BACs will be redeemed upon payment of the Redemption Price to the BAC Holders. There can be no assurance that BAC Holders will be able to reinvest the cash received by them at a similar yield to the yield they might be able to achieve if they had continued to receive tax-exempt distributions on the BACs. In addition, as a result of the redemption of their BACs in the Mergers, BAC Holders will not realize any possible future appreciation (or depreciation) in the values of the Mortgage Revenue Bonds or of any of the properties securing the Mortgage Revenue Bonds. Additionally, depending upon the purchase price paid by a BAC Holder for such holder's BACs, such BAC Holder may be required to pay a capital gains tax of, generally, the positive difference between the cash received by such BAC Holder in the Mergers and such BAC Holder's adjusted basis in his or her BACs. In addition, under the Partnership Act and under the principles stated in a number of Delaware court cases, the approval of a Merger by BAC Holders may extinguish certain fiduciary duty claims, if any, that such BAC Holders might otherwise have been able to assert against the General Partners regarding their conduct in connection with the Transactions. See "--Fairness of the Transactions."

FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

  Fund I-II and Fund III retained Oppenheimer to render its opinions as to the fairness, from a financial point of view, of the Redemption Prices being offered to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III. The General Partners did not place any limitation on the scope of Oppenheimer's investigation or review. In connection with its engagement, Oppenheimer was not requested to serve as financial advisor to the General Partners, Fund I-II or Fund III or to assist the General Partners in the merger negotiations or in the negotiations of the related transactions involving the General Partners and their affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders of any of the Funds regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other expressions of interest to the General Partners by third parties with regard to any alternative transactions (see "SPECIAL FACTORS--Alternatives to the Mergers"), and Oppenheimer expresses no opinion on any such alternative transaction, including whether such alternative transaction may be superior for the BAC Holders to the transactions contemplated herein. Also, Oppenheimer was not requested to and did not analyze or give any effect to the impact of any federal, state or local income taxes to the BAC Holders arising out of the transactions contemplated herein. In determining the fairness of the Redemption Price, the General Partners did not request that Oppenheimer take into account the consideration to be paid to or other benefits to be received by the General Partners and their affiliates, including CRI or CRIIMI, in connection with the transactions contemplated herein and Oppenheimer expresses no opinion thereon.

  Oppenheimer, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. The General Partners issued requests for proposals concerning the fairness opinions to four investment banks. The selection of Oppenheimer was based on several factors, including price, experience and the presentation of its intended analyses.

  In rendering the Fairness Opinions which are dated the date of this Proxy Statement, and as the basis therefor, Oppenheimer, among other things, reviewed: the Merger Agreements, as amended; a draft of this proxy statement dated September 20, 1996; phase I environmental reports prepared for each property by both Law Engineering and Environmental Services, Inc.; engineering reports prepared for each property by both Law Engineering and Environmental Services, Inc. and Valcon Construction Consultants, Inc.; construction and site inspection reports for each property prepared by The Related Companies; audited financial statements of each Fund for calendar years 1992, 1993, 1994 and 1995; audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for calendar years 1992, 1993, 1994 and 1995 and unaudited statements for the twelve month period ended June 30, 1996 (except Observatory II whose unaudited financial statements for calendar years 1993, 1994 and 1995 were reviewed); documents relating to the Mortgage Revenue Bonds; 1995 reports on Form 10-K for each of the Funds, reports on Form 10-Q for the three month periods ended March 31, 1996 and June 30, 1996 for each of the Funds and certain financial and other information relating to Fund I-II and Fund III that was publicly available or furnished to Oppenheimer by the General Partners, including 1996 property operating budgets, 1995 annual audited financial operating statements, certain internal financial analyses, six-year financial forecasts of net operating income of properties underlying the non-performing Mortgage Revenue Bonds held by each of Fund I-II, Series I and Series II, and Fund III, and other information prepared by or with the approval of the General Partners or their representatives, or by CAPREIT Residential, which manages 14 of the 18 properties.

  The financial forecasts used by Oppenheimer were developed based on the actual financial results of the Funds for the twelve month period ended June 30, 1996 (the "Base Year"). The actual financial results of the Base Year were then adjusted as follows: (i) capital expenditures were assumed to be $275 per apartment unit per year; (ii) all extraordinary items were eliminated; (iii) occupancy of each property was adjusted to the lesser of the actual occupancy or 95% occupancy; and (iv) management fees charged to each property were increased from a historic 3.75% to 4% to more accurately reflect market rates. Utility expenses for the twelve month period ended June 30, 1996 were adjusted by adding 5% to the average utility expenses of the years 1992 through 1995 because utility expenses were unusually low in 1995. The forecasts were then derived by assuming that the income and expense items from the adjusted Base Year were increased by 4% per year for the twelve month periods ending June 30, 1997 and 1998 and 3% per twelve month period thereafter.

  The following table sets forth the estimated aggregate revenues, expenses and net operating income of the properties underlying the non-performing Mortgage Revenue Bonds held by each of Fund I-II, Series I and Series II, and Fund III, for each twelve month period ending June 30, 1996 through June 30, 2001 that were included in the financial forecasts used by Oppenheimer in connection with the preparation of the Fairness Opinions. Such amounts do not reflect any contribution from Mortgage Revenue Bonds that were considered performing as of the date of the Fairness Opinions.

                                           SERIES I OF FUND I-II
                                 ----------------------------------------------
                                              (IN THOUSANDS)
                                  1996    1997    1998    1999    2000    2001
                                 ------  ------  ------  ------  ------  ------
   Total Revenues...............  6,122   6,367   6,622   6,820   7,025   7,236
   Total Expenses............... (3,093) (3,209) (3,329) (3,422) (3,519) (3,618)
                                 ------  ------  ------  ------  ------  ------
   Net Operating Income.........  3,029   3,158   3,293   3,398   3,506   3,617
                                 ======  ======  ======  ======  ======  ======
                                          SERIES II OF FUND I-II
                                 ----------------------------------------------
                                              (IN THOUSANDS)
                                  1996    1997    1998    1999    2000    2001
                                 ------  ------  ------  ------  ------  ------
   Total Revenues...............  8,640   8,990   9,346   9,627   9,916  10,213
   Total Expenses............... (4,199) (4,354) (4,516) (4,641) (4,771) (4,905)
                                 ------  ------  ------  ------  ------  ------
   Net Operating Income.........  4,441   4,636   4,831   4,985   5,145   5,308
                                 ======  ======  ======  ======  ======  ======
                                                 FUND III
                                 ----------------------------------------------
                                              (IN THOUSANDS)
                                  1996    1997    1998    1999    2000    2001
                                 ------  ------  ------  ------  ------  ------
   Total Revenues............... 11,353  11,812  12,279  12,647  13,027  13,418
   Total Expenses............... (5,609) (5,819) (6,037) (6,208) (6,383) (6,564)
                                 ------  ------  ------  ------  ------  ------
   Net Operating Income.........  5,744   5,993   6,242   6,439   6,643   6,853
                                 ======  ======  ======  ======  ======  ======

  In rendering the Fairness Opinions, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analyses, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partners. With respect to the financial forecasts utilized by Oppenheimer, the General Partners represented to Oppenheimer that the assumptions underlying the forecasts are reasonable and that consequently there is a reasonable probability that the projections would prove to be substantially correct. However, BAC Holders should be aware that actual revenues, expenses and net operating income of the properties underlying the non-performing Mortgage Revenue Bonds of the Funds will depend to a large extent on a number of factors that cannot be predicted with certainty or which may be outside of the control of the General Partners, including general business, market and economic conditions, supply and demand for rental properties in the areas in which the properties are located, future operating expense and capital expenditure requirements for the properties, future occupancy rates, the ability of the General Partners and property managers for the properties to maintain the attractiveness of the properties to tenants, real estate tax rates, changes in tax laws and interest rate levels and other factors. As a result, actual results could differ significantly from the forecasted results.

  Oppenheimer has also reviewed a written analysis prepared by counsel to the Funds relating to those portions of the limited partnership agreements for Fund I-II and Fund III which govern the distribution of proceeds of the respective Funds upon the liquidation or sale of all or substantially all of their assets. In addition, Oppenheimer also held discussions with the General Partners and their representatives, including employees of CRI, inspected each of the properties which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located, conducted such other investigations, financial analyses and studies, and reviewed such other information and factors as it deemed appropriate for the purposes of the Fairness Opinions. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II or Fund III, nor was Oppenheimer furnished with any such evaluation or appraisal.

  In addition, Oppenheimer took into account that the consideration to be paid to the BAC Holders under the Merger Agreements will be reduced by the amount of the fees and expenses awarded to plaintiffs' counsel in the Zakin and Wingard Actions of $0.18, $0.18 and $0.19 in the case of the Series I BAC Holders in Fund I-II, the Series II BAC Holders in Fund I-II and the Fund III BAC Holders, respectively. The resulting Redemption Prices used by Oppenheimer in its analysis were $14.82, $14.50 and $15.13, respectively.

  The following paragraphs summarize the significant quantitative and qualitative analyses performed by Oppenheimer in arriving at the Fairness Opinions. Oppenheimer considered all such quantitative and qualitative analyses in connection with its valuation analysis, and no one method of analysis was given particular emphasis.

  Capitalization Rate Valuation Analysis. Oppenheimer assumed that each Fund obtained direct ownership of those properties presently owned by the Owner Partnerships which secure its Mortgage Revenue Bonds effective June 30, 1996 and commenced an orderly liquidation of the properties immediately thereafter. Oppenheimer applied capitalization rates ranging from 9.0% to 10.25% to the net operating income after capital expenditures ("Cash Flow") estimated for each such property for the twelve month period ended June 30, 1996 to determine a range of its capitalized values. Oppenheimer believes that a capitalization rate analysis provides a basis for estimating what a real estate investor would be willing to pay for a particular property. To the range of capitalized property values, Oppenheimer added the estimated value (as determined utilizing the methodology described below at "Valuation of the Performing Mortgage Revenue Bonds") of the Funds' remaining performing Mortgage Revenue Bonds, if any, and the estimated value, projected as of October 31, 1996, of the Funds' other assets consisting of cash balances, marketable securities and minimum required reserve balances less estimated accrued expenses and other liabilities, estimated distributions payable to BAC Holders and the estimated value, as of October 31, 1996, of the Owner Partnerships' other assets (together, the "Other Assets"), less a factor for cost of sale, to determine the total value of the Funds. Under this methodology, the implied equity values of Fund I-II, Series I, including the estimated value of its remaining Mortgage Revenue Bond and the estimated value of its Other Assets, was $14.323 to $15.677 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.82, the implied equity value of Fund I-II, Series II, including the estimated value of its Other Assets, was $14.051 to $15.449 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.50, and the implied equity value of Fund III, including the estimated value of its remaining performing Mortgage Revenue Bonds and the estimated value of its Other Assets, was $14.890 to $16.110 per BAC as compared to the estimated Redemption Price for Fund III of $15.13. Oppenheimer believes the capitalization rate analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, in the Mergers was within the range of values indicated by such analysis.

  Discounted Cash Flow Analysis. Oppenheimer performed a discounted cash flow analysis of (i) the present value of the forecasted Cash Flows from those properties owned by the Owner Partnerships from future operations, and (ii) the present value of the proceeds of sale of the property at the conclusion of the forecast period. In completing its analysis, Oppenheimer utilized financial and operating forecasts of each property's estimated Cash Flow for the twelve month periods ending June 30, 1996 to 2000 and applied discount rates of 11% to 12% to forecasted Cash Flow and to forecasted residual value which was based upon capitalizing forecasted Cash Flow for the year 2002 at 10% to 11.25%. Since its Discounted Cash Flow Analysis assumes the immediate sale of the properties to third parties who are not affected by the tax-exempt nature of the cash flows to the BAC Holders, Oppenheimer did not take into account the tax-exempt nature of the Cash Flow in its analysis. To the resulting range of values, Oppenheimer added the estimated value of the Funds' three remaining performing Mortgage Revenue Bonds, and the estimated value, projected as of October 31, 1996, of the Funds' Other Assets. Oppenheimer's analysis indicated a range of values for Fund I-II, Series I, of $14.491 to $15.712 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.82, a range of values for Fund I-II, Series II, of $14.216 to $15.474 per BAC as compared to the estimated Redemption Price for Fund

I-II, Series II of $14.50, and a range of values for Fund III, of $14.975 to $16.077 per BAC as compared to the estimated Redemption Price for Fund III of $15.13. Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within the range of values indicated by such analysis.

  Valuation of the Funds on a Continuing Basis. Oppenheimer performed a discounted cash flow analysis of the Funds assuming each Fund obtained ownership of those properties presently owned by the Owner Partnerships upon the date the individual loan was scheduled to mature and commenced an orderly liquidation of such properties immediately thereafter. Using the methodology described above (see "Discounted Cash Flow Analysis"), Oppenheimer estimated the future value of such properties, which it discounted to present value utilizing discount rates of 11% to 12%. To the resulting range of values, Oppenheimer added the estimated present value of the Fund's remaining performing Mortgage Revenue Bonds, if applicable, assuming the Mortgage Revenue Bonds were repaid in full by the borrower upon the scheduled maturity of the loan, and the present value of each Fund's Other Assets. Oppenheimer's analysis, which gave effect to the tax free nature of the interest payments to be made under the Mortgage Revenue Bonds through their maturity, indicated a range of implied present equity values for Fund I-II, Series I of $13.759 to $14.903 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.82, a range of implied present equity values for Fund I-II, Series II of $13.484 to $14.664 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.50, and a range of implied present equity values for Fund III of $14.618 to $15.676 per BAC as compared to the estimated Redemption Price of Fund III of $15.13. Oppenheimer believes this analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within or greater than the range of values indicated by such analysis.

  Valuation of the Performing Mortgage Revenue Bonds. Oppenheimer valued the Funds' three performing Mortgage Revenue Bonds by projecting the current interest and contingent interest to be received by the Funds from July 1, 1996 through the scheduled maturity of the loans securing such Mortgage Revenue Bonds. The current annual base interest and contingent interest on the Observatory II Mortgage Revenue Bond is projected to be $128,000 and $0, respectively. The current annual base interest and contingent interest on the Paces River 2 Mortgage Revenue Bond is $769,025 and $708,771, respectively. The current annual base interest and contingent interest on the Washington Ridge Mortgage Revenue Bond is $875,000 and $725,000, respectively. Oppenheimer then discounted the projected payments to present value utilizing discount rates of 6.5% to 9.5%, which Oppenheimer estimated to be the current yield for comparable mortgage revenue bonds having similar maturities and investment characteristics, including debt service coverage ratios. In addition, Oppenheimer discounted the estimated principal to be received by the Funds at the scheduled maturity of the Mortgage Revenue Bonds to present value at the above stated discount rates. This methodology was used to determine the values of the three performing Mortgage Revenue Bonds as applied in the analysis described above under "Capitalization Rate Analysis," "Discounted Cash Flow Analysis" and "Valuation of the Bonds as if Reissued."

  Valuation of the Non-Performing Bonds as if Reissued. Oppenheimer analyzed the potential economic benefits to be received by each Fund through the reissuance of its non-performing Mortgage Revenue Bonds. Based upon an analysis of the documentation underlying each Mortgage Revenue Bond, the Funds may seek to reissue the Mortgage Revenue Bonds by remarketing them, without restrictions as to purchasers, by having the Mortgage Revenue Bonds rated by a recognized rating agency and obtaining a AA or comparable rating and by providing each purchaser with an Official Statement. Alternatively, the Funds could seek to reissue the Mortgage Revenue Bonds without obtaining such rating by remarketing the Mortgage Revenue Bonds solely to institutional investors. Oppenheimer estimated the value of the Mortgage Revenue Bonds as if reissued by utilizing, to the extent possible, the rating and valuation methodology that would be employed by a rating agency in evaluating a similar mortgage revenue bond for the purpose of assigning a AA rating. Alternatively, Oppenheimer estimated the value of the Mortgage Revenue Bonds as if reissued by utilizing, to the extent possible, the valuation methodology that would be employed by an institutional investor in evaluating the purchase of a mortgage revenue bond having similar characteristics to the Mortgage Revenue Bonds. To the resulting value,

Oppenheimer added the estimated value of each Fund's remaining Mortgage Revenue Bonds, if applicable, the present value of the remaining cash flow after debt service on the reissued bonds calculated using discount rates of 12% to 14% and the value of each Fund's Other Assets. Oppenheimer analysis indicated a range of implied equity values for Fund I-II, Series I of $13.802 to $14.562 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.82, a range of implied equity values for Fund I-II, Series II of $13.669 to $14.439 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.50, and a range of implied equity values for Fund III of $14.504 to $15.124 per BAC as compared to the estimated Redemption Price for Fund III of $15.13. Oppenheimer believes application of this methodology supports its fairness determination because the Redemption Price for each Series or Fund, as the case may be, was greater than the range of values indicated by such analysis.

  Oppenheimer considered but did not conduct a comparative merger analysis as Oppenheimer did not believe this analytical methodology was appropriate. Oppenheimer's review of publicly available information on recent mergers and acquisitions indicated that there had been no similar acquisitions or mergers of entities having comparable investment objectives and business strategies announced or completed.

  Oppenheimer has analyzed, but did not give significant weight to, the trading history of each of the Funds' stock on the AMEX from January 1, 1995 through December 31, 1995 and noted that the Redemption Price to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III upon consummation of the Mergers represents a substantial premium over the market price of the BACs as of September 8, 1995, the last trading day prior to the public announcement of the Mergers.

  The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analyses or summary description. Accordingly, Oppenheimer believes its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Fairness Opinions. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less than as set forth herein. Also, analyses relating to the values of the properties or the Mortgage Revenue Bonds do not purport to be appraisals or to reflect the prices at which the properties or the Mortgage Revenue Bonds may actually be sold.

  In connection with the preparation of the Fairness Opinions, Oppenheimer also assumed, as set forth in the financial forecasts referred to above, that the actual Adjustment Amount for Series I and Series II of Fund I-II and for Fund III does not exceed the maximum Adjustment Amount for such Series or Fund, as the case may be.

  Oppenheimer's Fairness Opinions were based solely upon the information available to it and the economic market and other circumstances that existed as of the date of this Proxy Statement. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinions. Oppenheimer has not undertaken to reaffirm or revise the Fairness Opinions or otherwise comment upon any events occurring after the date hereof.

  As compensation for its Fairness Opinions with respect to the Mergers, Oppenheimer will receive an aggregate fee of $633,333 ($316,667 per Fund), consisting of an $83,333 retainer paid at the time of its engagement, $250,000 paid upon delivery of its fairness opinions, dated March 14, 1996, $150,000 paid upon delivery of the Fairness Opinions, dated the date of this Proxy Statement, and $150,000 payable upon consummation of the Mergers. The Funds have also agreed to reimburse Oppenheimer for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Oppenheimer against certain liabilities incurred in connection with its services, including certain liabilities under the federal securities laws.

  During late 1993, Oppenheimer and its affiliate, Oppenheimer International, Ltd., served as co-managers and co-underwriters of an unsuccessful public offering of CAPREIT, which at that time was an affiliate of the General Partners. Since such date, Oppenheimer has rendered no investment banking services to CAPREIT. The engagement terminated in January, 1994 prior to acquisition of CAPREIT by AP CAPREIT, the owner of 99.83% of the outstanding capital stock of CAPREIT. There is no active relationship between Oppenheimer and the Funds other than the engagement to render fairness opinions with respect to the Mergers.

MARCH 14, 1996 FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

  On March 14, 1996, Oppenheimer delivered is initial fairness opinions to the Funds to the effect that, as of such date and subject to the assumptions and limitations therein, the redemption prices then being offered to the BAC Holders of each of Series I of Fund I-II, Series II of Fund I-II and Fund III were fair to such BAC Holders from a financial point of view. The methodologies and assumptions underlying the initial fairness opinions were substantially the same methodologies and assumptions underlying the Fairness Opinions except that the Fairness Opinions reflect the enhanced performance of the properties securing the Mortgage Revenue Bonds owned by the Funds subsequent to Oppenheimer's initial fairness opinions dated March 14, 1996.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

  The Merger Agreements provide that on the Effective Date, CAPREIT or its designee will acquire the accrued mortgage servicing and administrative fees (the "Accrued Fees") payable by the Owner Partnerships to CRI, for fees accrued through June 30, 1995, and to CRIIMI Mae Services Limited Partnership ("CRIIMI"), whose general partner is a subsidiary of CRIIMI Mae Inc., a public company affiliated with the General Partners, for fees accrued from July 1, 1995 through the Effective Date. The consideration payable to CRI for such Accrued Fees is $511,680 in the case of Fund I-II, Series I and $770,835 in the case of Fund I-II, Series II, and $667,485 in the case of Fund III which represents, in the aggregate, approximately 42% of the total Accrued Fees payable to CRI. The consideration payable to CRIIMI for the Accrued Fees is, with respect to Fund I-II, $332,460 in the case of Series I, and $489,120 in the case of Series II, and, with respect to Fund III, $708,345, representing the full amount of such fees payable to CRIIMI through September 30, 1996, and in each case, will be increased to reflect the fees accrued for the account of CRIIMI after September 30, 1996, through the Closing Date, at the rate of, with respect to Fund I-II, $22,164 per month (or a pro rata portion thereof for any partial month) in the case of Series I, and $32,608 per month (or a pro rata portion thereof for any partial month) in the case of Series II, and with respect to Fund III, $47,223 per month (or a pro rata portion thereof for any partial month), estimated to be the full amount of the fees which will accrue after September 30, 1996.

  The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest. As a result, CRI or CRIIMI might not get a substantial payment from the properties on account of the Accrued Fees. Accordingly, the payments by CAPREIT to CRI, albeit on a substantially discounted basis, and CRIIMI for the Accrued Fees are a benefit of the proposed Merger to CRI and CRIIMI.

  William B. Dockser and H. William Willoughby are the sole shareholders and directors and Chairman of the Board and President, respectively, of CRI, and beneficially own 5.1% and 4.7%, respectively, and are directors and Chairman of the Board and President, respectively, of CRIIMI Mae Inc., a public company that owns CRIIMI.

  In connection with the Mergers, CAPREIT has agreed to pay the General Partners $500,000 for their general partner interests. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25%, and CRI will receive .01%, of the $500,000 to be paid to Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of current and former employees of CRI, including Richard L. Kadish, Chief Executive Officer, President and Director of CAPREIT, who holds a 23.23% general partner interest in a limited partner of Fund I-II GP and a 26.66% general partner interest in a limited partner of Fund III GP. Prior to joining CAPREIT in 1994, Mr. Kadish served as the Group Executive Vice President--Multifamily Acquisition of CRI.

  The $500,000 payment to each of the General Partners represents substantially more than the General Partners would receive on account of their general partner interests in the event of the liquidation of the Funds. If the Funds were liquidated as of June 30, 1996, the Fund I-II GP would have received only a nominal amount and the Fund III GP would have received nothing.

  Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the Owner Partnerships. Each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the Effective Date at the then fair market value (based on the fair market value of the property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, and based on current market conditions, none of the General Partners or CAPREIT believes that such interests are likely to increase in value prior to the time CAPREIT exercises its options, if the fair market value of the partnership properties were to substantially increase prior to the time CAPREIT exercises its option, any such increase in value in excess of the indebtedness and accrued interest owed with respect to such properties, may benefit the owners of the Owner Partnerships.

  One of the main purposes for establishing the Owner Partnerships was to prevent the loss of tax-exempt interest on the Mortgage Revenue Bonds that would have resulted had the Funds acquired legal title to the properties securing the Mortgage Revenue Bonds following foreclosure on such properties when the original, unaffiliated owners of the properties defaulted on their obligations. The Owner Partnerships do not supply any services to the Funds or to any of the properties collateralizing the mortgage loans. The Owner Partnerships, and the respective owners thereof, have never received fees in any form for serving as holders of the properties and do not receive, and have never received any material benefits, directly or indirectly, in connection with owning the properties. It is possible, however, that the owners of the Owner Partnerships could potentially receive a tax benefit from the eventual sale or transfer of the properties securing the Mortgage Revenue Bonds (whether in connection with the Transactions or from a future sale or transfer) to the extent that such owners have taxable ordinary income in the year of the sale or transfer and that ordinary income and capital gains are taxed at different rates, as a result of the tax rate differential between the previously suspended tax losses generated by the Owner Partnerships that would become deductible at ordinary tax rates upon such a sale or transfer and the gain from the sale or transfer that would be taxed at capital gains rates.

  If the Mergers are consummated, the future fair market value of the Owner Partnerships' interests could be affected by CAPREIT's proposed financing. CAPREIT intends to attempt to amend relevant documents relating to the Mortgage Revenue Bonds following consummation of the Mergers to eliminate any remarketing features and establish new interest rates, among other changes. These amendments would have the effect of reducing the debt obligations of the Owner Partnerships, which could increase the future fair market value of the interests in such Owner Partnerships. Any change in the fair market value in the future would not inure to the benefit of the BAC Holders, but would benefit the owners of any interests in the Owner Partnerships, which could include the current owners or CAPREIT or its designee.

  CAPREIT Residential is currently the property manager for 14 of the 18 properties securing the Mortgage Revenue Bonds, all of which 14 properties are owned by Owner Partnerships.

  As described in detail under "--Certain Relationships and Related Transactions" below, in June 1995, CRI and certain of its affiliates agreed to pay CAPREIT Residential up to a maximum aggregate amount of $3.9 million in Termination Refunds if certain of CAPREIT Residential's property management contracts, including the property management contracts for 14 of the properties securing the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005. If the Mergers are consummated, the parties have agreed that neither CRI nor any of its affiliates will owe any Termination Refunds to CAPREIT Residential with respect to the 14 properties it manages that secure Mortgage Revenues Bonds held by the Funds. The maximum amount of the Termination Refunds currently allocable to management contracts for the 14 properties is $1,149,631.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  CAPREIT was initially formed during 1993 by CRI, an affiliate of the General Partners, for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties. In order to obtain some of the funds necessary to acquire such properties, on January 31, 1994, CAPREIT issued all of its outstanding shares to AP CAPREIT, an affiliate of Apollo. In connection with such share issuance and CAPREIT's acquisition of 20 properties, CRI and certain other affiliates of the General Partners (the "CRI Affiliates") contributed property and asset management contracts relating to approximately 50 multi-family rental properties and other assets relating to its property management business (including the property management contracts for a majority of the properties securing the Mortgage Revenue Bonds) to CAPREIT Residential in 1994 for $6,053,000 in installment notes. CRI and the CRI Affiliates contributed the installment notes to AP CAPREIT in exchange for contingent limited partner residual profits interests of up to 22% in AP CAPREIT, assuming certain events occurred and hurdle rates were met. In connection with the contribution of the property management business to CAPREIT Residential, the CRI Affiliates had the right and the obligation under certain circumstances to reacquire the property management business at any time prior to June 30, 1995, at no cost to them. As of June 30, 1995, neither CRI nor the CRI Affiliates had received any distributions on account of their interests in AP CAPREIT.

  On June 30, 1995, in connection with the cancellation of the right to reacquire the property management business, AP CAPREIT redeemed the limited partner interests of CRI and the CRI Affiliates in AP CAPREIT for an aggregate of $4,750,000. Because the respective owner of each property covered by the property management contracts retains the right to terminate the contract and change the property management agent at any time, CRI and the CRI Affiliates agreed to pay CAPREIT Residential Termination Refunds in a maximum aggregate amount of up to $3,900,000 if certain property management contracts relating to the multi-family rental properties, including property management contracts for a majority of the properties which secure the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005. Even in the absence of the Mergers such Termination Refunds would not be payable unless CAPREIT Residential's future performance warranted termination. CAPREIT Residential currently manages 30 properties affiliated in some way with CRI. Fourteen of these 30 properties secure Mortgage Revenue Bonds held by the Funds, all of which 14 are owned by Owner Partnerships.

  If the Mergers are consummated, the parties have agreed that no Termination Refunds will be due with respect to the 14 properties securing Mortgage Revenue Bonds. The maximum amount of Termination Refunds allocable to the management contracts for these properties was $1,313,864 through June 30, 1996, which amount decreased to $1,149,631 from July 1, 1996 through June 30, 1997 (and which will continue to decrease annually thereafter effective July 1 of each year). The CRI Affiliates that own 14 of the 16 properties not related to the Funds but currently managed by CAPREIT Residential will continue to be liable to CAPREIT Residential for the contingent Termination Refunds with respect to those properties. The maximum amount of Termination Refunds allocable to those 14 properties was approximately $2.2 million through June 30, 1996, which amount decreased to approximately $1.9 million as of June 30, 1996 (and will continue to decrease annually on June 30 of each year). There are no Termination Refund obligations with respect to the remaining two properties affiliated with CRI and managed by CAPREIT Residential.

  During 1990 through 1995, 15 of the 18 original borrowers (none of which were affiliated with the General Partners or their affiliates) under the mortgage loans on the properties securing the Mortgage Revenue Bonds defaulted when the owners failed to pay full base interest on their respective mortgage loans. The properties securing the mortgage loans were assigned or transferred to the Owner Partnerships by deed in lieu of foreclosure or otherwise and the Owner Partnerships assumed the indebtedness.

  The aggregate amount of fees paid by Owner Partnerships to CAPREIT Residential in 1995 for the 14 properties it managed was $819,214. All such fees were paid pursuant to written property management agreements, which have a one year term and are automatically renewable unless earlier terminated on 30 days prior notice, and which provide for a monthly payment calculated as a percentage of gross revenues collected (generally 3.75%), not including interest income. The contracts also generally provide for an annual incentive management fee calculated as a percentage of annual gross revenues collected (generally 0.50%) if the property produced audited net operating income in an amount more than 5% greater than the prior year. The consummation or failure to consummate the Mergers will have no effect on the 16 properties owned by CRI Affiliates not affiliated with the Funds and managed by CAPREIT Residential pursuant to individual written property management agreements. The aggregate amount of fees paid by CRI Affiliates to CAPREIT Residential in 1995 for these 16 properties was $1,234,055.

  CAPREIT Residential has been owned since January 31, 1994 by Capital Apartment Properties Limited Partnership, an indirect subsidiary of CAPREIT, and neither of the General Partners of the Funds nor any entity currently affiliated with either of them has any ownership interest in or other affiliation with CAPREIT Residential. The consummation of the Mergers is not expected to change the number of properties managed by CAPREIT Residential.

  CRI is the managing general partner and William B. Dockser and H. William Willoughby are general partners of Fund I-II G.P. CRI is the sole general partner of Fund III G.P.

  Mr. Martin C. Schwartzberg formerly a general partner of Fund I-II GP, formally withdrew as a general partner of Fund I-II GP as of June 12, 1996 and converted his general partner interest in Fund I-II GP into a limited partner interest. Mr. Schwartzberg had retired from active participation in CRI and all its businesses, including the Funds, as of January 1, 1990, and had not performed any duties as a general partner of Fund I-II GP since then. See "LITIGATION".

            SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL BAC HOLDERS

  The Funds know of no person or "group" (as such term is used in Section 13(d) of the Exchange Act) who, as of the Record Date, beneficially owned more than 5% of the BACs outstanding in Fund I-II or Fund III.

MANAGEMENT

  The following table sets forth certain information concerning, to the knowledge of the Funds, all BACs beneficially owned, as of the Record Date, by the General Partners and each general partner of the General Partners, and by all directors and officers as a group of the corporate general partner of the General Partners. The voting and investment powers for the BACs listed are held solely by the named beneficial owner.

  The general partners of Fund I-II GP consist of C.R.I., Inc., a Delaware corporation ("CRI"), the managing general partner, and William B. Dockser and
H. William Willoughby. CRI is the sole general partner of Fund III GP. Messrs. Dockser and Willoughby are the sole stockholders, directors and Chairman of the Board and President, respectively, of CRI.

  NAME OF
 BENEFICIAL                         AMOUNT AND NATURE             % OF TOTAL
   OWNER                         OF BENEFICIAL OWNERSHIP       BACS OUTSTANDING
 ----------                      -----------------------       ----------------
CRITEF Associates.......... None
 Limited Partnership
CRITEF III Associates...... None
 Limited Partnership
William B. Dockser.........   500 BACs in Fund I-II, Series I        0.02%
                            2,500 BACs in Fund I-II, Series II       0.05%*
                              500 BACs in Fund III                   0.01%
H. William Willoughby...... None
All Directors and Officers    500 BACs in Fund I-II, Series I        0.02%
 as a Group (6 persons).... 2,500 BACs in Fund I-II, Series II       0.05%*
                              500 BACs in Fund III                   0.01%

- --------
* Includes 1,000 BACs in Series II, representing 0.03% of total BACs issued in Series II, owned by Saundra L. Dockser, Mr. Dockser's spouse.

  The Funds have been advised by Mr. Dockser, the only partner, director or officer of a General Partner who owns BACs, that he will vote his BACs in favor of each of the proposals.

  The Funds also have been advised that Mr. Martin C. Schwartzberg, formerly a general partner of Fund I-II GP, has agreed to vote the BACs beneficially owned by him (100 BACs in Series I and 200 BACs in Series II of Fund I-II and 200 BACs in Fund III, in each case, representing less than 0.01% of the total number of BACs outstanding in each such Fund) in favor of each of the Proposals to be voted upon by the BAC Holders of the Funds and has agreed to grant CAPREIT his proxy to vote such BACs. Mr. Schwartzberg formally withdrew as a general partner of Fund I-II GP as of June 12, 1996 and converted his general partner interest in Fund I-II GP into a limited partner interest. Prior thereto, Mr. Schwartzberg had retired from active participation in the business of the Funds and had not performed any duties as a general partner of Fund I-II GP since January 1, 1990. See "LITIGATION."

                            BACKGROUND OF THE FUNDS

  Fund I-II and Fund III were formed in August, 1986 and September, 1987, respectively, for the purpose of acquiring portfolios of tax-exempt bonds issued by various state or local governments or their agencies or instrumentalities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments. Since the formation of the Funds, 2,280,000 Fund I-II, Series I BACs were sold, representing total capital contributions of $157,000,000, 3,238,750 Fund I-II, Series II BACs were sold, representing total capital contributions of $80,969,000 and 5,258,208 Fund III BACs were sold, representing total capital contributions of $131,456,700.

  The original objectives of the Funds were to: (1) provide (semi-annual, in the case of Fund I-II, and quarterly, in the case of Fund III) cash distributions that would be exempt from regular federal income tax on base interest paid on the Mortgage Revenue Bonds; (2) provide additional cash distributions that would be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which would be determined (a) on the basis of the cash flow of the mortgaged properties, or
(b) to the extent that cash flow was not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either
(i) the net proceeds resulting from the sale of the mortgaged properties or repayment on the redemption or remarketing (i.e. sale) of the applicable Mortgage Revenue Bond or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the

Mortgage Revenue Bonds; and (3) preserve and protect each Fund's capital. Fund III had the additional objective to provide additional taxable cash distributions from payments of interest on its working capital loans.

  During 1990 through 1995, 15 of the 18 original borrowers (none of which were affiliated with the General Partners or their affiliates) under the mortgage loans on the properties securing the Mortgage Revenue Bonds defaulted when the owners failed to pay full base interest on their respective mortgage loans. The properties securing the mortgage loans were assigned or transferred to the Owner Partnerships, subject to the existing indebtedness, by deed in lieu of foreclosure or otherwise. In all but two cases, the related Mortgage Revenue Bonds were not amended in connection with the transfer of the properties, although each Owner Partnership agreed to pay the mortgage loan on a cash flow basis and to accrue interest on the unpaid base interest at the base interest rate. Although distributions from the Funds are lower than was originally anticipated at the time of issuance of the BACs because most of the properties are unable to pay full base interest, the Funds continue to treat the interest payments from the net cash flow of the properties as tax-exempt interest income. In connection with certain of the transfers the Funds obtained an opinion from their former independent accounting firm that a modification of a Mortgage Revenue Bond would not be deemed a reissuance of that Mortgage Revenue Bond. The Funds also received opinions from bond counsel that the transfers discussed above would not cause the Funds to be deemed "substantial users" and result in a loss of the tax-exempt status of these Mortgage Revenue Bonds. The General Partners do not believe that any of these transfers has resulted in the loss of the tax-exempt status of the Mortgage Revenue Bonds.

  In addition, a sixteenth mortgage loan, Observatory II in Fund I-II, Series I, went into default in 1989 and the property securing the Observatory II loan was transferred to an Owner Partnership in 1990. In 1992, the property was subsequently sold to an unaffiliated borrower for $2,050,000 (including $450,000 in cash) and the corresponding Mortgage Revenue Bond was reduced from $4,039,000 to $1,600,000. This mortgage loan is scheduled to mature on February 11, 1998. In connection with the foregoing, Fund I-II received an opinion from bond counsel that the transaction would not adversely affect the exclusion of interest on the Mortgage Revenue Bond from gross income for federal income tax purposes, in addition to obtaining a separate opinion regarding substantial user issues. A seventeenth mortgage loan, Paces River 2, failed to meet its obligations and the borrower and Fund III entered into a workout agreement pursuant to which the interest payments on the working capital loan were extended. The borrower fully performed its obligations under the workout agreement, which matured in March, 1996. No bond opinion was obtained with respect to Paces River 2 because the tax-exempt loan was not in default. The eighteenth mortgage loan, Washington Ridge, in Fund III, is currently paying full debt service from operations and is making quarterly contingent interest payments from available cash.

                           THE TRANSACTION PROPOSALS

THE MERGER PROPOSAL

  The following discussion sets forth the material terms of the Merger Agreements. This discussion is intended to be a summary only and is qualified in its entirety by reference to the full text of the Merger Agreements, copies of which are attached hereto (without schedules and exhibits) as Appendices A-1 and A-2, and incorporated herein by reference. BAC Holders are urged to read carefully the Merger Agreements.

 The Mergers

  The Mergers will be effected pursuant to the Merger Agreements, the material terms of which are described below. Upon the consummation of each of the Mergers and by virtue thereof, (a) all of the BACs in each of the Funds (except as provided below) will be redeemed in cash at the Redemption Price and the interests represented by such BACs will be canceled, (b) interests held by the Assignor Limited Partners of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT and its designees will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by such Fund, if any, will be canceled and no consideration will be paid therefor.

  Pursuant to the Merger Agreements, each Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is anticipated that the Effective Date and the Effective Time will occur as soon as practicable following the completion of the Special Meetings. Following the Effective Time and as a result of the Mergers, each of the Funds will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates. Upon consummation of the Mergers, the BACs will be delisted and will no longer trade on the AMEX, and the Funds, as the surviving entities in the Merger, will cease to be separate reporting companies under the Exchange Act.

  The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

 The Merger Agreements

  Below is a description of the material terms and provisions of the Merger Agreements. The two Merger Agreements are similar in all material respects, except for certain pricing related provisions. BAC Holders should note that the consummation of the transactions contemplated in one Merger Agreement is conditioned on the consummation of the transactions contemplated in the other Merger Agreement. This condition may be waived by the Merger Partnerships in their sole discretion.

 CONDITIONS TO CONSUMMATION OF THE MERGERS

  The respective obligations of a Fund and a Merger Partnership to consummate a Merger and the related transactions are subject to satisfaction or (where permissible, and other than clause (v) below) waiver, on or before the Effective Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority required for the consummation of such Merger and related transactions, (iii) the approval of such Merger and related transactions by the BAC Holders of such Fund, (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions, and (v) the final and non-appealable approval by a court of competent jurisdiction of the settlement of the Zakin and Wingard Actions on the terms set forth in the Stipulation of Settlement, dated as of May 13, 1996, as amended. The condition set forth in clause (v) in the preceding sentence has been satisfied.

  The obligation of a Fund to consummate a Merger and the related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the Merger Partnership.

  The obligation of a Merger Partnership to consummate a Merger and the related transactions is subject to certain conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the amount of Available Cash shall not be less than (a) prior to September 30, 1996, $2,448,830, with respect to Fund I-II, Series I, $3,634,800, with respect to Fund I-II, Series II, and $5,566,370, with respect to Fund III, (b) from October 1, 1996, $2,375,260 with respect to Fund I-II, Series I, $3,525,600 with respect to Fund I-II, Series II, and $5,399,140 with respect to Fund III, (c) from November 1, 1996 through November 30, 1996, $2,354,240 with respect to Fund I-II, Series I, $3,494,400 with respect to Fund I-II, Series II and $5,351,360 with respect to Fund III, and (d) from December 1, 1996 through December 31, 1996, $2,330,320, with respect to Fund I-II, Series I, $3,463,200 with respect to Fund I-II, Series II, and $5,303,580 with respect to Fund III; (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith;
(iii) the Financing (as defined) shall have been consummated in accordance with the terms of the Commitment Letter.

  Neither the Funds nor the Merger Partnerships currently intend to waive any of the conditions to their respective obligations under the Merger Agreements, except that the Merger Partnerships may waive the condition to their obligations that both Mergers be consummated concurrently. The General Partners do not believe that the waiver of such condition by the Merger Partnerships would have a material adverse impact on the BAC Holders in either the Fund which consummates a Merger or the Fund which does not, and the General Partners do not intend to resolicit the vote of the BAC Holders on the Transaction Proposals if such condition were to be waived. If the Funds were to waive a material condition to their obligations which could have a material adverse effect on BAC Holders, the General Partners currently intend to resolicit the vote of BAC Holders on the Transaction Proposals as so modified.

 REDEMPTION PROCEDURES

  Prior to the Effective Time, the Merger Partnerships and the Funds will designate a bank or trust company to act as redemption agent for the redemption of the BACs (the "Redemption Agent"). At the Effective Time, CAPREIT will cause to be deposited with the Redemption Agent proceeds from the Financing in an aggregate amount in cash sufficient to pay the aggregate Redemption Price.

  As soon as reasonably practicable after the Effective Time, the Redemption Agent will mail to each record holder of a certificate which immediately prior to the Effective Time represented BACs (a "Certificate") entitled to payment of the Redemption Price, a form of letter of transmittal for use in effecting the surrender of such Certificates for payment therefor. BAC HOLDERS SHOULD NOT SURRENDER THEIR CERTIFICATES WITH THEIR PROXY CARDS FOR THE SPECIAL MEETING. Upon surrender to the Redemption Agent of a Certificate, together with such letter of transmittal, duly executed, and any other required documents, and upon acceptance thereof by the Redemption Agent, the holder of such Certificate will be entitled to receive in exchange therefor cash in an amount equal to the product of the number of BACs represented by such Certificate multiplied by the Redemption Price less any withholding taxes, and such Certificate will then be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificate. If payment is to be made to a person other than the person in whose name the Certificate surrendered is registered, it will be a condition of payment that the Certificate so surrendered be properly endorsed, with the signature guaranteed, or otherwise in proper form for transfer, and that the person requesting such payment will pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Until so surrendered, each Certificate will represent for all purposes only the right to receive the Redemption Price in cash, without any interest thereon, less any required withholding taxes. Any funds remaining with the Redemption Agent six months following the Effective Time will be delivered to the Funds or their successor, after which time former holders of BACs, subject to applicable law, must look only to the Funds, as the surviving entity in the Mergers or their successor, for payment of their claims for the Redemption Price, without interest thereon, less any required withholding taxes, and will have no greater rights against the Funds or their successor than may be accorded to general creditors of the Funds under Delaware law.

 CONDUCT OF BUSINESS PENDING THE MERGERS

  During the period from September 11, 1995 through the Effective Date (the "Pre-Closing Period"), each Fund and the applicable Owner Partnerships have agreed to conduct their respective businesses only in the ordinary course of business and consistent with past practices. In that regard, except as otherwise contemplated by a Merger Agreement, such Fund and such Owner Partnerships agreed not to sell, dispose of, pledge or encumber any of their property, and if such property is material to such Fund or such Owner Partnership, such Fund and such Owner Partnerships will not take such actions even in the ordinary course of business; amend their respective organizational documents (other than the proposed amendments of the Partnership Agreement of each Fund as described in this Proxy Statement), tax returns, Mortgage Revenue Bonds or any notes, agreements, indentures or other instruments relating to the Mortgage Revenue Bonds; declare, set aside or make any distributions with respect to any partnership interests, except that Fund I-II may accrue, on a monthly basis, $.09417 per BAC for Series I, and $.09667 per BAC for Series II, and Fund III may accrue, on a monthly basis, $.10 per BAC for calendar 1996, and pay, on a quarterly or semi-annual basis, as applicable, such accrued amount to the holders of BACs; or redeem any BACs.

  In addition, each Fund and each applicable Owner Partnership has agreed not to issue, sell or dispose of any BACs; acquire other entities; incur debt for money borrowed other than short-term debt incurred in the ordinary course of business; materially change any agreement with or arrangement relating to any material license, lease, contract or other document other than in the ordinary course of business; or authorize or effect any change in their capitalization.

  With respect to tax matters, each Fund and each applicable Owner Partnership has agreed that pending consummation of a Merger it will not make any material tax elections, change any material tax accounting method or settle or compromise any material income tax liability.

 OTHER PRE-CLOSING COVENANTS

  The parties to a Merger Agreement have agreed, among other things, during the pre-closing period, to use all commercially reasonable efforts to take all actions and to do all things necessary to ensure that a Merger and the related transactions are consummated. In that regard, each Fund and any applicable Owner Partnerships have agreed to provide to each Merger Partnership and its representatives reasonable access to its offices, facilities, personnel, properties, books, records and contracts and, as soon as reasonably practicable after they become available, additional financial statements.

  In addition, each Fund has agreed to take all necessary action to convene a meeting of its limited partners as soon as practicable to consider and vote on and obtain the approval of such Fund's BAC Holders for the Merger and related transactions. With respect to such meeting, each Fund and the applicable Merger Partnership have agreed to jointly prepare and such Fund has agreed to file a proxy statement and form of proxy, the costs of which shall be advanced by such Merger Partnership.

 POST-CLOSING COVENANTS

  Each Merger Partnership and CAPREIT have agreed not to cause the partnership surviving a Merger to amend any portions of any tax return of a Fund for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds and to cause the surviving partnership to not otherwise amend any tax returns of such Fund for years ending prior to the Effective Time without the consent of such Fund's General Partner or its designee, which consent shall not be unreasonably withheld. In addition, the surviving partnership, CAPREIT and the General Partners have agreed to cooperate in filing tax returns for the tax year including the period ending on the Effective Date.

 NO SOLICITATION

  Each Fund and its General Partner have agreed not to solicit, initiate or invite the submission of offers from any person regarding a business combination or enter into discussions regarding the foregoing, during the period a Merger Agreement is in effect and have further agreed not to furnish information to, or otherwise cooperate with, any person seeking to do any of the foregoing.

  Notwithstanding the above, the General Partner of such Fund may, if it is so required because of its fiduciary duty obligations to the BAC Holders, respond to any unsolicited inquiry or proposal from a third party regarding a business combination; provided, however, that such General Partner agrees to notify the Merger Partnership of any such response or negotiations as well as afford to such Merger Partnership an opportunity to respond.

 INDEMNIFICATION

  Each Merger Partnership has agreed, for a period of three and one-half years after the Effective Time, to cause the Fund, as the surviving entity in the Merger, to continue in full force and effect for the benefit of the current General Partner of such Fund and the Assignor Limited Partner and their respective Affiliates (as defined in such Fund's Partnership Agreement) the provisions currently set forth in the Partnership Agreement of the Fund relating to indemnification of such General Partner and such Assignor Limited Partner and their respective Affiliates as if such General Partner and such Assignor Limited Partner continued to serve such Fund in their respective capacities. CAPREIT has agreed to guarantee the obligations of each of the surviving partnerships as if it were the indemnifying party, except that its obligations are not limited to the extent of the assets of a surviving partnership.

 TERMINATION

  A Merger Agreement may be terminated and a Merger and the related transactions may be abandoned at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if: (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by December 31, 1996 (the "Termination Date") (so long as a terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or (iii) the BAC Holders do not approve and adopt such Merger and related transactions.

  A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related Transactions, by a Fund, if a Merger Partnership fails to perform in all material respects its obligations under the Merger Agreement.

  A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related Transactions, by a Merger Partnership, if: (i) a Fund or its general partner shall have (a) withdrawn, amended or modified its recommendation of a Merger and the related Transactions or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or any such Owner Partnership; (iv) such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated Actions") without the prior written consent of the such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount, and (v) the representations and warranties of such Fund and such Owner Partnerships, irrespective of the knowledge of such Fund or such Owner Partnerships at the time of signing of such Merger Agreement regarding the truthfulness of the documents it supplied to the Merger Partnership, are not true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time.

  A Merger Agreement may be amended by the written agreement of each of the parties either before or after the BAC Holders have approved of a Merger and the related transactions, provided that, after approval by the BAC Holders, no such amendment may materially adversely affect the interests of such BAC Holders unless such amendment is also approved by the BAC Holders.

 DEPOSIT

  Pursuant to the terms of the Merger Agreements, on the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow the Deposits of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which amounts are being held in escrow for the benefit of each Fund by Signet Trust Company (the "Escrow Agent"), an independent third party, pursuant to the terms of the escrow agreements, the form of which agreements is attached as an appendix to the Merger Agreements. There are separate escrow agreements, with identical terms and conditions, with respect to each of the Merger Agreements.

  Pursuant to the terms of the Merger Agreements, the Escrow Agent will pay the Deposits and any interest earned thereon (the "Escrow Funds") as follows:
(i) if a Closing under a Merger Agreement shall occur, then the Escrow Funds held for the benefit of the applicable Fund shall be paid to CAPREIT or as CAPREIT shall direct; (ii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of such Closing to occur shall be due to: (a) the failure of any of a Merger Partnership's conditions to Closing (other than the condition that the Financing be consummated), (b) the termination of such Merger Agreement (other than where such Merger Agreement is terminated because the Effective Time has not occurred by the Termination Date or such Merger Partnership has not performed its obligations), (c) a breach of the Financing Commitment (as defined in the Merger Agreements) by the party issuing such Financing Commitment; or (d) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Escrow Fund shall be paid to CAPREIT or as CAPREIT shall direct; (iii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the Financing to be consummated, which failure occurred because of a failure of a condition to funding set forth in the Financing Commitment, then one-half of the Escrow Funds shall be paid to the Fund and one-half of the Escrow Funds shall be paid to CAPREIT or as CAPREIT shall direct; and (iv) if the Escrow Funds shall not be paid pursuant to (i), (ii) or (iii), then the Escrow Funds shall be paid to the Fund on the earlier of the Termination Date or the date on which such Merger Agreement was terminated.

  If the Escrow Funds are paid to a Fund, such payment shall be made to such Fund as liquidated damages in full satisfaction of all of a Merger Partnership's and CAPREIT's liabilities or obligations under a Merger Agreement, including, without limitation, the obligation to pay such Fund's expenses.

  The payment of Escrow Funds to one Fund does not necessarily mean that Escrow Funds are payable to the other Fund.

 FEES AND EXPENSES

  In the event a Merger Agreement is terminated or abandoned, and

    (i) such termination or abandonment resulted from the breach by a Fund of its covenant not to solicit or encourage third party offers regarding business combinations, the acceptance by such Fund's General Partner, pursuant to its fiduciary duties, of such third party offer (a "Fiduciary Out Termination"); or a willful and material breach by such Fund of any of its covenants and obligations (except its representations and warranties); or

    (ii) from the date of such Merger Agreement and prior to or concurrent with such termination or abandonment, (a) such Fund or its General Partner enters into any letter of intent or agreement with any person (including such Fund and its affiliates and excluding such Merger Partnership and its affiliates) or group (as defined in Section 13(d) of the Exchange Act) (collectively, the "Designated Persons") regarding a (1) tender offer or exchange offer for any class of such Fund's BACs at a per BAC price in excess of the price to be paid by such Merger Partnership or (2) a business combination with or involving such Fund or its affiliates, or any transaction involving the transfer of beneficial ownership of such Fund's BACs representing at least 10% of any class of outstanding BACs, (b) such Fund or its General Partner shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication (1) recommending, supporting or endorsing a proposal or plan by such Fund or a Designated Person to effect any of the foregoing transactions or (2) failing to support a Merger and the related transactions or (c) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of such Fund's outstanding BACs (the foregoing events being collectively referred to as "Triggering Events"); or

    (iii) within 270 days from the date of termination or abandonment of such Merger Agreement, a Triggering Event shall have resulted in the Fund or the holders of any class of such Fund's BACs receiving consideration (determined on a per BAC basis) in excess of the amount to be paid in such Merger;

then the Merger Partnership will be entitled to a payment of $2,250,000 plus its reasonable expenses up to a maximum of $2,600,000 per Merger Agreement.

  The payment of such fee and its reasonable expenses shall be the sole remedy available to such Merger Partnership for breach of such Merger Agreement by such Fund or such Owner Partnership and shall be made as liquidated damages in full satisfaction of such Fund's or such Owner Partnerships' liabilities or obligations under such Merger Agreement.

  If a Merger Agreement is terminated or abandoned due to (i) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties), (ii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, (iii) a Fiduciary Out Termination or (iv) a termination of such Merger Agreement by a Merger Partnership because such Fund shall have settled Designated Actions for an aggregate amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources and third party consultants to such Merger Partnership and its affiliates) in connection with a Merger and the related transactions and this Proxy Statement. If a closing shall occur under one, but not the other, Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to the Merger Agreement that did not close and for one-half of all expenses which can not be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event shall the amount paid to reimburse expenses exceed $2,600,000 per Merger Agreement.

  Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph, or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and any applicable Owner Partnerships are not true and correct in all material respects (and with respect to the representations and warranties regarding the truthfulness of disclosures made to such Merger Partnership, irrespective of the knowledge of such Fund or such Owner Partnership at the time of the signing of such Merger Agreement), at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinions and the related legal and accounting fees, (ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of the General Partner of such Fund and its affiliates.

  In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear their own expenses.

 TAX TREATMENT

  It is the intention of the Funds and the Merger Partnerships that the payment of the consideration to the BAC Holders will constitute, for income tax purposes, a redemption or liquidation of the BAC Holders limited partner interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the consummation of the transactions contemplated by the Merger Agreements will not result in a termination of the Funds pursuant to Section 708(b)(1)(B) of the Code.

 AMENDMENTS TO THE PARTNERSHIP AGREEMENTS

  As part of the Merger Proposal, the BAC Holders of each Fund are being asked to vote to approve and adopt an amendment to the respective Partnership Agreement of such Fund to authorize expressly the Mergers and the Merger Agreements. While the Partnership Act provides that a Delaware limited partnership may merge with another entity upon the approval of general partners and limited partners holding a majority of the outstanding limited partnership interests, the Partnership Agreements do not specifically authorize (or prohibit) a merger of the Funds. In light of the absence of any express provision in the Partnership Agreements governing a merger of the Funds, the General Partners determined that it would be prudent to amend the Partnership Agreements to authorize expressly the Mergers. The full text of the proposed amendments is set forth in Appendices C-1 and C-2 to this Proxy Statement and is incorporated herein by reference.

  The amendments to the Partnership Agreement of a Fund will only become effective if a Merger is consummated with such Fund. Approval of the amendments will not affect the rights of BAC Holders under the applicable Fund's Partnership Agreement. If the Transaction Proposals are approved by the requisite vote of the BAC Holders of a Fund and a Merger of such Fund is consummated, the BACs held by the BAC Holders of such Fund will be redeemed and, as a result, at the Effective Time such BAC Holders will cease to have any continuing interest in the Fund other than the right to receive the applicable Redemption Price for their BACs.

 No Dissenter's Rights

  If a Merger is approved by BAC Holders holding a simple majority of the outstanding BACs of such Fund, such approval will bind all BAC Holders in such Fund including those who voted against such Merger, abstained or failed to return a completed Proxy. BAC Holders will have no dissenter's rights of appraisal in connection with the Transaction Proposals under the Partnership Act or the Funds' Partnership Agreements. The Funds are Delaware limited partnerships and their respective Partnership Agreements provide that they are to be construed in accordance with and governed by the laws of the State of Delaware. The Funds are not aware of any provisions of Delaware law expressly providing rights to holders of interests in a Delaware limited partnership in lieu of appraisal rights. In cases involving corporations, courts applying Delaware law have held that a controlling stockholder of a corporation involved in a merger has a fiduciary duty to other stockholders that requires that the merger be fair to such other stockholders. In determining whether a merger is fair to minority stockholders of a corporation, these courts have considered, among other things, the type and amount of consideration to be received by stockholders and whether there was fair dealing among the parties. These courts have held that a damages remedy may be available in a merger which is the result of procedural unfairness, including fraud, misrepresentation or other misconduct.

NEW PARTNERS PROPOSAL

  In connection with the Mergers, the BAC Holders of each Fund also are being asked to consider and act upon a proposal to approve, with respect to each Fund, (a) the sale of the 1.01% general partner interest held by such Fund's General Partner to CAPREIT GP, a newly-formed, wholly-owned subsidiary of CAPREIT, for $500,000 each, and the substitution of CAPREIT GP as general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, which sale of the general partner interests and issuance of limited partner interests shall occur concurrently with the Mergers, and certain amendments to the respective Partnership Agreement of each of the Funds to authorize expressly the foregoing. See "SPECIAL FACTORS--Interests of Certain Persons in the Transactions".

  Section 6.01(a) of each Partnership Agreement provides that the General Partner may withdraw as general partner of a Fund and may sell, transfer and assign its general partner interest in such Fund with the consent of a majority in interest of the limited partners. Section 6.02(a) further provides that an additional or successor general partner may be admitted to a Fund if the following conditions are satisfied: (i) a majority in interest of the limited partners shall have consented to the admission of the additional or successor general partner, (ii) such person shall have accepted and agreed to be bound by the terms of the Partnership Agreement, (iii) such person shall have the authority to become a general partner, (iv) counsel to the Fund shall have rendered an opinion that the admission of such person is in accordance with the Partnership Act (which opinion shall be obtained prior to the Effective Date), and (iv) the interests of BAC Holders are not affected by such admission.

  In connection with the New Partners Proposal, BAC Holders of each Fund are being asked to vote to approve and adopt amendments to the respective Partnership Agreement of each Fund to authorize expressly the withdrawal of the General Partner of such Fund as general partner and the simultaneous admission of CAPREIT GP as the substitute general partner of the Fund, upon the sale by the General Partner, in accordance with Sections 6.01(a) and 6.02(a) of the Partnership Agreements, of its general partner interest in the Fund to CAPREIT GP. The General Partners determined that it would be prudent to authorize expressly the foregoing to avoid any risk that such actions could be deemed to result in a moment in time in which there would be no general partner of the Fund which would result in a technical dissolution of the Fund under the provisions of Section 8.01(a)(i) of the Partnership Agreements.

  In connection with the New Partners Proposal, the BAC Holders also are being asked to vote to approve and adopt an amendment to Section 5.04(o) thereof, which currently prohibits the issuance of partner interests for property other than cash, to permit the issuance by the Fund of limited partner interests to CAPREIT or its designees in exchange for real property or other assets.

  Such amendments to the Partnership Agreement of a Fund will only become effective if a Merger is consummated with such Fund and do not affect the rights of BAC Holders under the applicable Fund's Partnership Agreement. The full text of the proposed amendments is set forth in Appendices C-1 and C-2 to this Proxy Statement and is incorporated herein by reference.

  The approval and adoption, by the BAC Holders of each Fund, of the New Partners Proposal to be voted upon by them is conditioned upon the approval and adoption, by such BAC Holders, of the Merger Proposal to be voted upon by them and the approval and adoption by the BAC Holders of each Fund of the Merger Proposal to be voted on by them is conditioned upon the approval and adoption by such BAC Holders of the New Partners Proposal to be voted on by them.

THE FINANCING

  The funds required to pay the consideration payable to the BAC Holders in the Mergers and to pay related fees and expenses of the Mergers and the Financing (as defined below) are expected to be approximately $184.3 million. The funds required for the Mergers and certain related transactions in connection with the financing thereof will be provided by an equity contribution of approximately $16.5 million by CAPREIT, cash held by the Funds (estimated to be approximately $12.4 million) and the proceeds of the sale (the "Financing") of certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds will cause to be contributed, following consummation of the Mergers, the Mortgage Revenue Bonds and to which an affiliate of CAPREIT will contribute an additional mortgage revenue bond issue consisting of two series of bonds having an aggregate outstanding principal amount of approximately $12.6 million and maturing in 2019.

  In accordance with a Master Trust Agreement to be entered into between the successor entity to the Funds surviving a merger of the Funds immediately following the Effective Time (the "Surviving Fund Entity"), as trustor, and United States Trust Company of New York, as trustee (the "Master Trust Agreement"), each Trust will issue three classes of certificates evidencing the beneficial ownership interests in such Trust: (i) a class of floating rate certificates in a face amount of up to 99% of the market value of the Mortgage Revenue Bonds and additional bond issue held by such Trust (the "Floater Certificates"), (ii) a subordinate certificate entitled to certain income of the Trust based on the outstanding face amount of the Floater Certificates (the "Subordinate Certificate"), and (iii) an inverse floating rate certificate equal to the remaining market value of the Mortgage Revenue Bonds and additional bond issue held by such Trust (the "Residual Certificate"). The Floater Certificates are expected to be privately placed with investors by Bear, Stearns & Co., Inc. ("Bear, Stearns") for an anticipated aggregate cash consideration of approximately $228.0 million, which, together with the funds provided by CAPREIT and the cash held by the Funds, will be used to redeem the BACs and to pay fees, expenses and other items in connection with the Mergers and the related transactions and the Financing, including approximately $67.0 million in the aggregate which will be required to refinance existing debt on a portion of the collateral required to be pledged by CAPREIT and its affiliates and the additional bond issue to be contributed by an affiliate of CAPREIT to the Funds to obtain the Financing. See "--Collateral" below. Bear, Stearns has provisionally indicated to CAPREIT that, assuming normal market conditions, satisfactory completion of due diligence and appropriate documentation (including clean opinions regarding tax exemption), it would expect to be able to successfully place the Floater Certificates. The Subordinate Certificate for each Trust will be acquired by an entity that has arranged for the issuance of the Surety Bond (as defined below). See "--Credit Enhancement". The Residual Certificate for each Trust will be acquired by the Surviving Fund Entity.

  The Floater Certificates for each Trust will receive a portion of the interest distributed on the related Mortgage Revenue Bonds and any additional bond issue held by such Trust based on distribution rates on the Floater Certificates to be determined by Bear, Stearns, as remarketing agent, to be that rate that would enable such Certificates to be marketed at 100% of the outstanding face amount thereof consistent with market conditions prevailing from time to time. The Subordinate Certificate for each Trust will receive a distribution, out of the remaining interest distributed on the Mortgage Revenue Bonds and any additional bond issue held by such Trust, in an amount equal to 2 3/4% of the outstanding face amount of the Floater Certificates. The Residual Certificate for each Trust will receive the balance of the interest distributed on the Mortgage Revenue Bonds and any additional bond issue held by such Trust after distributions on the Floater Certificates and the Subordinate Certificate of such Trust.

 Credit Enhancement

  Pursuant to the Commitment Letter, dated March 29, 1996, between CentRe Mortgage Capital, L.L.C. ("CentRe") and CAPREIT, CentRe has committed to arrange for credit enhancement with respect to the Mortgage Revenue Bonds and the additional bond issue to be held by the Trusts and a liquidity facility with respect to the Floater Certificates of each Trust. The credit enhancement and liquidity facility are to consist of one or more four year irrevocable letters of credit, standby purchase agreements or similar instruments (the "Letter of Credit") issued by one or more financial institutions (the "Letter of Credit Banks") reasonably acceptable to CAPREIT and having long term debt ratings of "AA" or better by Standard & Poor's and short term ratings of "A-1+" or better by Standard & Poor's, respectively. The Letter of Credit will provide for drawings in such amounts and at such times as are required to pay amounts due from time to time with respect to the Mortgage Revenue Bonds and the additional bond issue in the Trusts, and to pay the purchase price of Floater Certificates in connection with certain tenders of the Floater Certificates. Pursuant to certain agreements (the "Bank Reimbursement Agreement") by and between the Letter of Credit Banks and the Owner Partnerships and the Surviving Fund Entity, among others, the Owner Partnerships and/or the Surviving Fund Entity will agree, on a limited recourse basis, to reimburse the Letter of Credit Banks for all drawings under the Letter of Credit and to pay certain other fees and expenses of the Letter of Credit Banks.

  In addition, CentRe has committed in the Commitment Letter to arrange for an insurance company (the "Surety") having a claims paying rating of at least "AA" by Standard & Poor's to issue one or more insurance surety bonds (the "Surety Bond") which will provide for the payment by the Surety to the Letter of Credit Banks of any amounts which are owing as a result of drawings under the Letter of Credit and which have not been paid under the Bank Reimbursement Agreement or otherwise. The Surety Bond will be issued pursuant to a master reimbursement and security agreement (the "Surety Reimbursement Agreement") by and among the Surety, CentRe, the Surviving Fund Entity, and the Owner Partnerships, pursuant to which the Surviving Fund Entity and the Owner Partnerships will agree, on a limited-recourse basis, jointly and severally, to reimburse the Surety for any amounts paid on the Surety Bond and to pay certain other fees and expenses of the Surety and CentRe.

  In addition, the Owner Partnerships and the Surviving Fund Entity, as the trustor of each Trust, are obligated to pay certain fees and expenses of the Letter of Credit Banks, the Surety, the Trustee and others in connection with the Financing. The Owner Partnerships and the Surviving Fund Entity will not receive any compensation in connection with the foregoing.

 Collateral

  As collateral security for their reimbursement and other obligations under the Bank Reimbursement Agreement and the Surety Reimbursement Agreement and certain other agreements relating thereto, the Owner Partnerships will grant or cause to be granted in favor of one or more of the Letter of Credit Banks, the Surety and CentRe and their agents liens on and security interests in (i) the properties securing the Mortgage Revenue Bonds (the "Bond Properties"), the additional property securing the bond issue having an aggregate outstanding principal amount of approximately $12.6 million to be contributed by an affiliate of CAPREIT (the "CAPREIT Bond Property") and seven additional multi-family properties having a fair market value of approximately $90.0 million (applying a capitalization rate of approximately 9.5% to the net operating income after capital expenditures estimated for such properties for the year commencing January 1, 1997), owned by affiliates of CAPREIT (the "CAPREIT Properties"); (ii) a pledge of the partnership interest of each partner of certain of the Owner Partnerships; (iii) a pledge of the interest of the holder of each Subordinate Certificate in such Subordinate Certificate and a pledge of the Surviving Fund Entity's interest in each Residual Certificate; (iv) a collateral assignment of the management contract for each of the Bond Properties, the CAPREIT Bond Property and the CAPREIT Properties; and (v) certain accounts to be created under the Surety Reimbursement Agreement. In addition to the foregoing, the Surety Reimbursement Agreement shall provide for (i) a lockbox arrangement for the collection of tenant rentals and a daily sweep arrangement under which all tenant rental collections during a portion of each month will be deposited into a central collection account from which all monthly payment obligations under the Master Trust Agreement, Surety Reimbursement Agreement and the Bank Reimbursement Agreement will be directed to the appropriate payees prior to any release of funds from the central collection account to the Owner Partnerships, (ii) indemnities by Apollo Real Estate Investment Fund, L.P. ("AREIF") and CAPREIT with respect to any losses, costs, and other liabilities arising from the Zakin and Wingard Actions or this Proxy Statement and the transactions described herein, and (iii) a limited guaranty by AREIF, capped at $15.0 million, of the indebtedness that becomes due and payable under the Surety Reimbursement Agreement upon the occurrence and during the continuance of an event of default thereunder, which guarantee will be reduced upon obtaining a certain percentage of the proposed amendments referred to in the last paragraph under "Proposed Amendments to Mortgage Revenue Bonds" below and shall be further reduced thereafter upon obtaining such amendments for each remaining issue of Mortgage Revenue Bonds. CAPREIT also has agreed to fund reserves of $4.5 million for capital expenditures on all of the properties as additional security under the Surety Reimbursement Agreement.

 Events of Default and Termination of Financing

  Under the Master Trust Agreement, if an issue of Mortgage Revenue Bonds is not amended or exchanged for a new issue of bonds by its scheduled remarketing date in order to eliminate any remarketing features, establish new interest rates, and make certain other changes, an amount of Floater Certificates corresponding to that issue of Mortgage Revenue Bonds will be required to be tendered and retired, that issue of Mortgage Revenue Bonds will be required to be sold out of the Trust, and, as a result, the Financing will terminate as to that issue of Mortgage Revenue Bonds. In addition, upon the occurrence of certain other events an amount of Floater Certificates corresponding to an issue of Mortgage Revenue Bonds (a "Certificate Series") will be required to be tendered and except in certain cases where the beneficial owners of such Floater Certificates shall have the right to elect to retain such Floater Certificates. If certain events occur with respect to the Letter of Credit Bank for a Trust, such as bankruptcy, the downgrading of its credit rating below investment grade, or its failure to make any payment under its credit enhancement facility which is not cured within five (5) days, then all Mortgage Revenue Bonds in that Trust must be sold or placed in a custody arrangement for later sale, and the Financing will terminate as to the issues of Mortgage Revenue Bonds in that Trust.

  Under the Surety Reimbursement Agreement an event of default will occur if certain conditions with respect to the Surviving Fund Entity, the Owner Partnerships or certain of their affiliates occur or upon certain failures of payment or performance by the Surviving Entity, the Owner Partnerships or certain of their affiliates. Upon an event of default, the Surety will have the right to cause a mandatory tender and subsequent retirement or remarketing of some or all Floater Certificates for one or more Trusts, as well as the right to pursue remedies against the properties owned by the Owner Partnerships and other collateral securing the indebtedness due under the Surety Reimbursement Agreement and other related payment obligations.

  Under the Bank Reimbursement Agreement, an event of default will occur if certain conditions with respect to the Surviving Fund Entity, the Owner Partnerships or the Surety or certain other parties involved in the Financing occur, or upon certain failures of payment or performance by the Surviving Fund Entity, the Owner Partnerships, or the Surety. Upon an event of default, the Letter of Credit Bank will have the right to cause a mandatory tender and retirement of all Floater Certificates for one or more Trusts, thereby terminating the Financing with respect to all issues of Mortgage Revenue Bonds in those Trusts. Upon an event of default, the Letter of Credit Bank may also have the right to pursue remedies against the properties owned by the Owner Partnerships and other collateral securing the indebtedness due under the Bank Reimbursement Agreement and other related payment obligations.

 Proposed Amendments to Mortgage Revenue Bonds

  Since the Mergers and the related Financing will not be consummated prior to September 24, 1996, it appears, based upon recently issued IRS regulations, that the Financing would constitute a reissuance of 15 of the 18 Mortgage Revenue Bonds for federal income tax purposes with the effect that the cooperation of the issuers of such Mortgage Revenue Bonds in, among other things, making certain filings with the Internal Revenue Service and amending such Mortgage Revenue Bonds to eliminate all accrued and unpaid base interest, would be required in order to maintain the tax-exempt status of such Mortgage Revenue Bonds after the Financing.

  CAPREIT, under the supervision of the General Partners, has commenced discussions with the issuers of the Mortgage Revenue Bonds to obtain their consent, contingent upon and to be effective concurrently with and only in the event of the consummation of the Mergers and the Financing, to amend the Mortgage Revenue Bonds to write off all accrued and unpaid base interest and to eliminate all or certain of the contingent interest. CAPREIT believes that it will be able to obtain the consent of the issuers to such amendments prior to the Effective Date. In the event that CAPREIT is unable to obtain such consents prior to the Effective Date, CAPREIT intends to obtain bridge financing in an amount sufficient to pay the aggregate Redemption Price in the Mergers and to pay related fees and expenses of the Mergers for such period of time as may be necessary for CAPREIT to obtain all the consents from issuers which would be required for it to complete the Financing. CAPREIT believes, based upon its discussions with CentRe that it will be able to obtain such bridge financing.

  It is also currently contemplated that, in connection with the Financing, CAPREIT and the Owner Partnerships will attempt to effect amendments to the relevant documents relating to the Mortgage Revenue Bonds and the additional mortgage revenue bond issue to be contributed by CAPREIT's affiliate to the Trusts in order to eliminate any remarketing features, to establish new interest rates and to make certain other changes affecting such Mortgage Revenue Bonds and the other mortgage revenue bond issue, including the possible extension of the scheduled maturity dates of the Mortgage Revenue Bonds and the additional bond issue. In connection therewith, CAPREIT also may approach the issuers of the Mortgage Revenue Bonds prior to the Effective Date of the Mergers, with the consent and under the supervision of the Funds, in order to obtain such issuers' consent, to be contingent upon and not to be effective prior to the consummation of the Mergers, to make some or all of such amendments. There is no assurance that any such amendments will be effected or that, if effected, such amendments will result in the Bond Properties and the CAPREIT Bond Property generating sufficient cash flow to fund timely payment of the principal of and interest on the Mortgage Revenue Bonds and the additional mortgage revenue bond issue.

 Miscellaneous

  In the event one Fund, but not the other, approves and adopts a Merger and the related transactions and CAPREIT elects to consummate the Merger with the Fund that approved the Merger, CAPREIT will still be able to consummate the Financing in the manner described above, with proportional reductions in the amount of proceeds and a reduction in the amount of collateral provided by CAPREIT. BAC Holders of the Fund which approved and adopted the Merger and the related transactions will receive the Redemption Price set forth in this Proxy Statement.

            CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS
                           AND RELATED TRANSACTIONS

INTRODUCTION

  The following discussion is intended to provide BAC Holders with a summary of certain federal income tax matters that should be considered in connection with the Mergers and the related transactions. The following discussion is based upon the advice of Arent Fox Kintner Plotkin & Kahn, counsel to the Funds. Although the material federal income tax aspects of general application to BAC Holders regarding the Mergers and related transactions are discussed herein, no attempt has been made to comment on all tax matters affecting the BAC Holders. Moreover, the tax consequences to a particular BAC Holder will depend, in part, on such BAC Holder's own tax circumstances. The following discussion may not be applicable to certain categories of BAC Holders including, without limitation, nonresident aliens, foreign corporations, certain domestic corporations, tax-exempt entities and dealers in securities. Also, the state and local income tax consequences of the Mergers and related transactions, which may vary among the BAC Holders based upon the jurisdiction in which they are subject to tax, have not been discussed. Accordingly, each BAC Holder should consult his or her own tax advisor about the federal, state, local, foreign and other tax consequences of the Mergers and related transactions with respect to his or her own particular circumstances.

GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

  The Funds have been treated as partnerships and the BAC Holders as partners for federal income tax purposes. A partnership is not subject to federal income tax. Instead, each partner of a partnership includes his or her allocable share of the partnership's items of taxable income, gain, loss, deduction and credit in determining his or her income tax. Although a partnership is not subject to federal income tax, it must file a federal information income tax return upon which it reports its income, gain, loss, deduction and credit for each taxable year.

  A partnership will allocate to each partner his or her share of the partnership's income and loss. Generally, each partner must treat partnership items on his or her return consistently with the treatment of those items on the partnership return. The partnership will also allocate to each partner his or her share of items of partnership expense. Due to the tax-exempt nature of the Funds' interest income in prior years, BAC Holders were not permitted in prior years to deduct certain items of Fund expense in calculating their income tax.

  Under the Code, a partner does not recognize gain upon receipt of a partnership distribution unless the distribution exceeds his or her adjusted tax basis for his or her interest in the partnership immediately prior to the distribution. A partner's adjusted tax basis for his or her interest in a partnership generally will be equal to the amount paid for the partnership interest, increased by his or her allocable share of partnership taxable income and tax-exempt income, and decreased by his or her allocable share of partnership distributions and his or her allocable share of partnership tax losses and deductions (including his or her allocable share of partnership expenditures which are not deductible in computing its taxable income and are not capital expenditures, such as the Partnership's expenses allocable to tax-exempt interest income).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

  The Mergers should be treated for federal income tax purposes as redemptions of the BAC Holders' interests in the Funds. The formation, transitory existence and merger of the Merger Partnerships should be disregarded for federal income tax purposes and the Mergers should be treated as redemptions of partnership interests since the funds to effect the Mergers are being generated from the transfer of the assets of the Funds rather than from CAPREIT or its affiliates. To the extent a portion of the merger consideration is viewed as having been provided by CAPREIT, either directly or indirectly, there is a risk that the Internal Revenue Service could assert that the Mergers should be treated as sales of a minority portion of the partnership interests in the Funds by the BAC Holders, although a characterization as a sale would not have an adverse impact on the federal income tax consequences of the Mergers to the BAC Holders. Pursuant to the Merger Agreement, the Funds and the General Partners have agreed to treat the Mergers consistently with their characterization as redemptions for income tax purposes.

  Generally, pursuant to Section 731(a) of the Code, each BAC Holder will recognize gain or loss upon receipt of cash in the Mergers in exchange for BACs. The amount of gain or loss recognized by a BAC Holder will be equal to the difference between (a) the amount of cash received in the Mergers and (b) such BAC Holder's adjusted tax basis in his or her BACs. Generally, if a BAC Holder holds his or her BACs as a capital asset, such gain or loss should be treated as capital gain or capital loss, and will generally constitute long term capital gain or loss if such BAC Holder has held his BACs for more than one year. A capital loss recognized by a BAC Holder in connection with the Mergers and related transactions may offset other capital gains of that BAC Holder, the excess of such BAC Holder's capital losses over capital gains may offset an individual BAC Holder's ordinary income, subject to an annual $3,000 limitation, and the remainder may be carried forward to subsequent years. In determining a BAC Holder's gain or loss on the receipt of cash in the Mergers, and consistent with the discussion above, a BAC Holder's adjusted tax basis in his or her BACs generally equals the amount paid for such BACs increased by his or her allocable share of partnership income (including all tax-exempt income) and decreased by his or her allocable share of partnership distributions and his or her allocable share of taxable losses and deductions (including his or her share of the tax loss resulting from the Financing, as discussed below, and his or her share of certain expenditures which are not deductible in computing taxable income and which are not capital expenditures, including certain expenses allocable to tax-exempt interest).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FINANCING

  As described in detail in "The Transaction Proposals--The Financing," the redemption of the BAC Holders' interests in the Funds through the Mergers is expected to be financed by the transfer of the Funds' portfolio of Mortgage Revenue Bonds to the Trusts and the receipt of cash in connection with the sale of interests in the Trusts in the amount of approximately $228 million. The Trusts will be treated as partnerships for federal income tax purposes. The Funds' aggregate tax basis in such Mortgage Revenue Bonds is currently approximately $240 million and the aggregate tax basis in the working capital loan is currently approximately $3 million. It is expected that the transfer of the Mortgage Revenue Bonds to the Trusts and the sale of interests in the Trusts will result in the Funds recognizing a substantial tax loss in an amount currently estimated to aggregate approximately $15 million. The Funds believe that this tax loss will constitute a long term capital loss and that such loss will be allocable, pursuant to the Funds' Partnership Agreements and relevant provisions of the Code and regulations dealing with the allocation of partnership income and losses, to the BAC Holders rather than to CAPREIT and its affiliates which will acquire limited partner interests in the Funds immediately prior to or concurrently with the consummation of the Mergers. The portion of such long term capital loss allocated to a BAC Holder will reduce such BAC Holder's tax basis in his or her BACs for the purpose of determining gain or loss on the receipt of cash in the Merger in redemption of his or her BACs. Such long term capital gain should be treated by the BAC Holder in the manner described above in "--Certain Federal Income Tax Consequences of the Mergers."

OVERALL FEDERAL INCOME TAX CONSEQUENCES TO BAC HOLDERS

  The income tax treatment of the Mergers as a redemption and the concurrent consummation of the Financing, which will result in a significant tax loss being allocated to the BAC Holders will, generally, result in a BAC Holder recognizing the same net gain or net loss for federal income tax purposes as he or she would have recognized if he or she had sold his or her BACs for an amount of cash equal to the Redemption Price. The allocation of a loss to a BAC Holder as a result of the Financing will reduce a BAC Holder's tax basis in his or her BACs, which will result in the BAC Holder recognizing a larger gain (or a smaller loss) on the redemption by an equivalent amount. Accordingly, on an aggregate basis, each BAC Holder's net gain or loss generally will be the same as such BAC Holder would have recognized on a sale of his or her BACs for an amount of cash equal to the Redemption Price, since each BAC Holder would offset the loss allocated to his or her BACs as a result of the Financing against the equivalent amount of additional gain recognized on the redemption of such BACs, or, in the case of a BAC Holder who recognizes a loss on the redemption, such BAC Holder would increase the loss recognized on the redemption by the loss allocated to him or her as a result of the Financing. Therefore, generally there will be no income tax benefit or detriment to a BAC Holder as a result of the structure of the Mergers and Financing when compared to the income tax consequences of that BAC Holder's direct sale of his or her BACs for an amount of cash equal to the Redemption Price. However, for a BAC Holder who acquired BACs within 12 months of the Effective Date, such BAC Holder's overall tax liability resulting from the Mergers and the Financing may be higher than if such BAC Holder had sold his or her BACs for cash in an amount equal to the Redemption Price if such BAC Holder had net long-term capital gains in the year of the Merger from other, unrelated transactions and had taxable gain on the redemption. The long-term loss allocable on the Financing would offset the unrelated long-term gain, resulting in such BAC Holder paying tax on short-term rather than long-term capital gain.

  BAC HOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM RESULTING FROM THE TRANSACTION, INCLUDING THE CONSEQUENCES UNDER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

               CERTAIN TAX MATTERS RELATING TO TAX-EXEMPT BONDS

  In 1991, the U.S. Supreme Court decided Cottage Savings Association v. Commissioner, which may affect then-existing authority addressing the modification of debt instruments. In response to this decision, on June 26, 1996, the IRS issued Final Regulations Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these regulations provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain future modifications of the mortgage loans which secure the Mortgage Revenue Bonds could be treated as a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the Mortgage Revenue Bonds. A reissuance with issuer consent could result in the Funds relinquishing any right to all accrued and unpaid base interest. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II--Results of Operations" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III--Results of Operations".

  Final Regulations Section 1.1001-3 are effective only with respect to modifications made on or after September 24, 1996. It is unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made to mortgage loans which secure the Mortgage Revenue Bonds or on modifications that might be made prior to September 24, 1996. The General Partners believe that the modifications which already have been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the Mortgage Revenue Bonds. However, there can be no assurance as to the tax-exempt status of the Mortgage Revenue Bonds at present. The consummation of the Mergers will have no effect on past modifications or failures to modify Mortgage Revenue Bonds. The effect of any determination made after the Mergers of loss of tax-exempt status on account of actions taken prior to consummation of the Mergers will not be eliminated or in any way affected by the Mergers.

                        MARKET PRICE DATA FOR FUND I-II

  On July 1, 1993, Fund I-II GP listed the BACs on the AMEX with a trading symbol of CRA for Series I and CRB for Series II. As of June 30, 1996, there were 2,280,000 and 3,238,760 BACs issued and outstanding for Series I and Series II, respectively. The following table sets forth the high and low closing sales price and the distributions per BAC for Series I and Series II during the periods indicated:

SERIES I

                                       SALES                       RETURN OF
                                       PRICE                      CAPITAL ON A
                                     ------------    DISTRIBUTION  GAAP BASIS
                                     HIGH    LOW       PER BAC      PER BAC
                                     ----    ----    ------------ ------------
   1996 Quarter Ended
    March 31........................ $13 5/8 $12 7/8    $0.2825      $0.00
    June 30.........................   14     13 1/8     0.2825       0.04
    September 30 (through September
     19)............................  14 1/8   13
   1995 Quarter Ended
    March 31........................ $12 3/8 $ 10       $0.27        $0.00
    June 30.........................  12 3/8  11 1/2     0.27         0.00
    September 30....................  13 1/8  11 1/4     0.27         0.00
    December 31.....................  13 1/2  12 5/8     0.27         0.00
                                                        -----
                                                        $1.08         0.00
                                                        =====
   1994 Quarter Ended
    March 31........................ $12 3/4 $11 3/8    $0.25        $0.25
    June 30.........................  12 1/2  11 1/4     0.25         0.00
    September 30....................   12     10 7/8     0.25         0.00
    December 31.....................  11 1/4   9 3/8     0.25         0.00
                                                        -----
                                                        $1.00         0.92
                                                        =====
   1993 Quarter Ended
    March 31........................   N/A     N/A      $0.25        $0.22
    June 30.........................   N/A     N/A       0.25         0.22
    September 30.................... $13 1/4 $ 11        0.25         0.25
    December 31.....................  13 1/4  11 5/8     0.25         0.09
                                                        -----
                                                        $1.00         0.80
                                                        =====

SERIES II

                                       SALES                       RETURN OF
                                       PRICE                      CAPITAL ON A
                                     ------------    DISTRIBUTION  GAAP BASIS
                                     HIGH    LOW       PER BAC      PER BAC
                                     ----    ----    ------------ ------------
   1996 Quarter Ended
    March 31........................ $13 3/8 $12 1/4    $0.29        $0.00
    June 30.........................  13 1/2   13        0.29         0.03
    September 30 (through September
     19)............................  13 3/4  12 7/8
   1995 Quarter Ended
    March 31........................ $11 3/8 $ 9 3/4    $0.27        $0.00
    June 30.........................  11 1/2   11        0.27         0.00
    September 30....................   13     10 7/8     0.27         0.00
    December 31.....................  12 7/8  12 1/8     0.27         0.00
                                                        -----
                                                        $1.08         0.00
                                                        =====
   1994 Quarter Ended
    March 31........................ $12 3/8 $11 3/8    $0.25        $0.25
    June 30.........................  12 1/8   11        0.25         0.00
    September 30....................  11 1/2   10        0.25         0.00
    December 31.....................  10 3/8   9 1/8     0.25         0.00
                                                        -----
                                                        $1.00         1.00
                                                        =====
   1993 Quarter Ended
    March 31........................   N/A     N/A      $0.25        $0.20
    June 30.........................   N/A     N/A       0.25         0.05
    September 30.................... $12 3/4 $ 9 1/2     0.25         0.25
    December 31.....................  12 5/8  10 3/8     0.25         0.00
                                                        -----
                                                        $1.00         0.50
                                                        =====

  On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing prices per BAC for Series I and Series II as reported on the AMEX Composite Tape were $11.75 and $10.875, respectively. On January 31, 1996, the last full trading day prior to the public announcement of the increase in the Redemption Price, the closing prices per BAC for Series I and Series II as reported on the AMEX Composite Tape were $12.875 and $12.625, respectively. On May 22, 1996, the last full trading day prior to the public announcement of the revised terms of the Merger Agreements providing for the elimination of the downward price adjustment and an increase in the aggregate amount of the upward adjustment in determining the Redemption Price, the closing prices per BAC for Series I and Series II as reported on the AMEX Composite Tape were $13.375 and $13.25, respectively. On August 22, 1996, the last full trading day prior to the public announcement of the additional increase in the Redemption Price, the closing prices per BAC for Series I and Series II as reported on the AMEX Composite Tape were $13.625 and $12.875, respectively. On September 19, 1996, the last full trading day prior to the date of this Proxy Statement, the closing prices per BAC for Series I and Series II as reported on the AMEX Composite Tape were $13.875 and $13.50, respectively.

  Fund I-II is a partnership and therefore the distributions paid to BAC Holders are not taxable. However, each year Fund I-II does report tax-exempt interest and any portfolio income to BAC Holders on IRS Form 1065, Schedule K-
1. For the years ended December 31, 1995, 1994, and 1993, Fund I-II, Series I reported tax-exempt interest income on a per BAC basis of $1.24, $1.15 and $1.03. Fund I-II, Series II reported tax-exempt income on a per BAC basis of $1.28, $1.14 and $1.03 for the years ended December 31, 1995, 1994 and 1993, respectively. On a per BAC basis, neither series reported any portfolio income for the years ended December 31, 1995, 1994 and 1993.

                        MARKET PRICE DATA FOR FUND III

  On July 1, 1993, Fund III GP listed the BACs on the AMEX with a trading symbol of CRL. As of June 30, 1996, there were 5,258,268 BACs issued and outstanding. The following table sets forth the high and low closing sales price and the distributions per BAC in Fund III during the periods indicated:

                                       SALES                       RETURN OF
                                       PRICE                      CAPITAL ON A
                                     ------------    DISTRIBUTION  GAAP BASIS
                                     HIGH    LOW      PER BAC(1)    PER BAC
                                     ----    ----    ------------ ------------
   1996 Quarter Ended
    March 31........................ $14 3/8 $13 3/8    $0.30        $0.00
    June 30.........................  14 1/2  13 5/8     0.30         0.00
    September 30 (through September
     19)............................  14 3/8  13 3/4
   1995 Quarter Ended
    March 31........................ $12 1/4 $10 1/4    $0.30        $0.00
    June 30.........................  12 3/4  11 3/4     0.30         0.00
    September 30....................   14     11 5/8     0.30         0.00
                                               13
    December 31.....................  13 3/4  1/8        0.30         0.00
                                                        -----
                                                        $1.20         0.00
                                                        =====
   1994 Quarter Ended
    March 31........................ $13 3/8 $11 1/4    $0.40        $0.40
    June 30.........................  12 3/4  11 3/4     0.41         0.10
    September 30....................  12 3/8  10 5/8     0.41         0.13
    December 31.....................  10 7/8   9 1/4     0.41         0.03
                                                        -----
                                                        $1.63         1.63
                                                        =====
   1993 Quarter Ended
    March 31........................   N/A     N/A      $0.40        $0.32
    June 30.........................   N/A     N/A       0.41         0.30
    September 30.................... $ 15    $11 1/2     0.41         0.29
    December 31.....................  13 1/2  11 3/8     0.41         0.23
                                                        -----
                                                        $1.63         1.14
                                                        =====

  On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing price per BAC as reported on the AMEX Composite Tape was $12.00. On January 31, 1996, the last full trading day prior to the public announcement of the increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $13.375. On May 22, 1996, the last full trading day prior to the public announcement of the revised terms of the Merger Agreements providing for the elimination of the downward price adjustment and an increase in the aggregate amount of the upward adjustment in determining the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $13.875. On August 22, 1996, the last full trading day prior to the public announcement of the additional increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $14.125. On September 19, 1996, the last full trading day prior to the date of this Proxy Statement, the closing price per BAC as reported on the AMEX Composite Tape was $14.125.

  Fund III is a partnership and therefore the distributions paid to the BAC Holders are not taxable. However, each year Fund III does report tax-exempt interest and portfolio income to BAC Holders on IRS Form 1065, Schedule K-1. For the years ended December 31, 1995, 1994 and 1993, Fund III reported on a per BAC basis tax-exempt income of $1.29, $1.28 and $1.30, respectively, and portfolio income of $.05 per BAC for each of the years ending December 31, 1995, 1994 and 1993.

                     SELECTED FINANCIAL DATA OF FUND I-II

  The following selected financial and other data for the years ended December 31, 1995, 1994, 1993, 1992, and 1991 are derived from the audited financial statement of Fund I-II. The remaining selected financial and other data are derived from the unaudited financial statements of Fund I-II. In the opinion of Fund I-II GP, the data for the six months ended June 30, 1996 and 1995 reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation. The data should be read in conjunction with the other financial information included elsewhere herein.

SERIES I

                            FOR THE SIX MONTHS
                              ENDED JUNE 30,                     FOR THE YEARS ENDED DECEMBER 31,
                          ------------------------  ---------------------------------------------------------------
                             1996         1995         1995         1994         1993         1992         1991
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Interest from mortgage
 revenue bonds..........  $ 1,577,436  $ 1,451,754  $ 3,103,783  $ 2,829,665  $   128,000  $   157,288  $       --
Net rental income(1)....          --           --           --           --       512,569      326,545      595,498
Other expenses..........     (301,824)     (78,563)    (291,067)    (170,934)    (189,188)    (200,956)    (369,287)
Valuation adjustment on
 investment in real
 estate(1)(2)...........          --           --           --           --           --           --      (405,071)
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before cumulative
 effect of accounting
 change.................  $ 1,275,612  $ 1,373,191  $ 2,812,716  $ 2,658,731  $   451,381  $   282,877  $  (178,860)
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds(1)...............          --           --           --    (2,475,448)         --           --           --
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income (loss).......  $ 1,275,612  $ 1,373,191  $ 2,812,716  $   183,283  $   451,381  $   282,877  $  (178,860)
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net income (loss)
 allocated to BAC
 Holders (98.99%).......  $ 1,262,728  $ 1,359,322  $ 2,784,308  $   181,432  $   446,822  $   280,020  $  (177,054)
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net income (loss) per
 BAC outstanding........  $      0.55  $      0.60  $      1.22  $      0.08  $      0.20  $      0.12  $     (0.08)
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds per BAC
 outstanding............  $       --   $       --   $       --   $     (1.07) $       --   $       --   $       --
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total cash distribution
 per BAC outstanding....  $     0.565  $      0.54  $      1.08  $      1.00  $      1.00  $      1.16  $      1.37
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Number of BACs
 outstanding............    2,280,000    2,280,000    2,280,000    2,280,000    2,280,000    2,280,000    2,280,000
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in mortgage
 revenue bonds(1)(2)....  $30,740,285  $30,740,285  $30,740,285  $30,740,285  $ 1,600,000  $ 1,600,000  $       --
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in real
 estate, before
 accumulated
 depreciation(1)........  $       --   $       --   $       --   $       --   $37,721,666  $37,721,666  $37,721,666
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in real
 estate, before
 accumulated
 depreciation, per BAC
 outstanding............  $       --   $       --   $       --   $       --   $     16.38  $     16.38  $     16.38
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Asset held for sale(2)..  $       --   $       --   $       --   $       --   $       --   $       --   $ 2,050,000
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total assets............  $33,554,318  $33,078,330  $33,421,019  $32,882,518  $37,124,695  $38,826,296  $40,943,991
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total assets per BAC
 outstanding............  $     14.57  $     14.36  $     14.51  $     14.28  $     16.12  $     16.86  $     17.78
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net assets..............  $31,953,112  $31,783,081  $31,978,844  $31,653,652  $33,773,632  $35,625,514  $38,011,429
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net assets per BAC
 outstanding............  $     13.87  $     13.80  $     13.88  $     13.74  $     14.66  $     15.47  $     16.50
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

SERIES II

                           FOR THE SIX MONTHS
                             ENDED JUNE 30,                     FOR THE YEARS ENDED DECEMBER 31,
                         ------------------------  ---------------------------------------------------------------
                            1996         1995         1995         1994         1993         1992         1991
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Interest from mortgage
 revenue bonds.......... $ 2,302,033  $ 2,097,833  $ 4,276,936  $ 3,824,910  $       --   $       --   $       --
Net rental income(1)....         --           --           --           --     1,511,870      428,325      737,795
Other expenses..........    (285,111)     (70,905)    (292,014)    (170,583)    (281,593)    (127,970)    (186,200)
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before
 extraordinary item and
 cumulative effect of
 accounting change...... $ 2,016,922  $ 2,026,928  $ 3,984,922  $ 3,654,327  $ 1,230,277  $   300,355  $   551,595
Extraordinary gain(3)...         --           --           --           --       416,432          --           --
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds(1)...............         --           --           --    (4,600,720)         --           --           --
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income (loss)....... $ 2,016,922  $ 2,026,928  $ 3,984,922  $  (946,393) $ 1,646,709  $   300,355  $   551,595
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net income (loss)
 allocated to BAC
 Holders (98.99%)....... $ 1,996,551  $ 2,006,456  $ 3,944,674  $  (936,834) $ 1,630,077  $   297,321  $   546,024
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net income (loss) per
 BAC outstanding........ $      0.62  $      0.62  $      1.22  $     (0.29) $      0.50  $      0.09  $      0.17
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds per BAC
 outstanding............ $       --   $       --   $       --   $     (1.41) $       --   $       --   $       --
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total cash distribution
 per BAC outstanding.... $      0.58  $      0.54  $      1.08  $      1.00  $      1.00  $      1.00  $      1.37
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Number of BACs
 outstanding............   3,238,760    3,238,760    3,238,760    3,238,760    3,238,760    3,238,760    3,238,760
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in mortgage
 revenue bonds(1)....... $43,793,252  $43,793,252  $43,793,252  $43,793,252  $       --   $       --   $       --
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in real
 estate, before
 accumulated
 depreciation(1)........ $       --   $       --   $       --   $       --   $56,382,005  $56,382,005  $56,382,005
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Investment in real
 estate, before
 accumulated
 depreciation, per BAC
 outstanding............ $       --   $       --   $       --   $       --   $     17.23  $     17.23  $     17.23
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total assets............ $48,085,140  $47,407,323  $47,738,900  $47,031,996  $53,638,123  $55,477,180  $57,453,236
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Total assets per BAC
 outstanding............ $     14.70  $     14.49  $     14.59  $     14.37  $     16.39  $     16.96  $     17.56
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net assets.............. $45,867,265  $45,556,772  $45,747,989  $45,296,618  $49,514,816  $51,139,913  $54,111,366
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net assets per BAC
 outstanding............ $     14.02  $     13.92  $     13.98  $     13.84  $     15.13  $     15.63  $     16.54
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========

- --------
(1) All properties collateralizing the Mortgage Revenue Bonds have been transferred by foreclosure or deed in lieu of foreclosure to the Owner Partnerships which assumed the existing indebtedness (Observatory II in Series I was subsequently sold, as discussed below). As a result, through December 31, 1993 Fund I-II accounted for these as investments in real estate for financial statement purposes. Fund I-II recorded valuation adjustments representing the lower of (a) the carrying value of the Mortgage Revenue Bond and related accrued interest or (b) the estimated fair value of the property and other net assets of the property acquired in settlement of loans or in-substance foreclosure (ISF) at the earlier of transfer of the deed or ISF.

   In May 1993, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale, and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Fund I-II implemented SFAS 115 in 1994 for its marketable securities. Following such adoption, Fund I-II (as did others in the industry) continued to account for its investments in Mortgage Revenue Bonds, except Observatory II, as investments in real estate based on consolidation of the Owner Partnerships in accordance with the Securities and Exchange Commission rules.

   In conjunction with the review of Fund I-II's 1995 financial statements by the Securities and Exchange Commission Staff, Fund I-II agreed that it would account for all of its investments in Mortgage Revenue Bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in Mortgage Revenue Bonds are classified and accounted for as held to maturity securities and carried at amortized cost because of Fund I-II's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994 is $792,315, $1,648,217 and
   $(830,356), respectively for Series I, and $983,047, $2,189,007 and
   $(2,321,946), respectively, for Series II. Income per BAC as previously reported was $0.25, $0.51 and $0.44 for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series I, and $0.32, $0.55 and $0.42, respectively, for Series II. Income (loss) per BAC as previously reported has been revised to $0.60, $1.22 and $0.08 per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series I and $0.62, $1.22 and $(0.29) per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series II. The impact on partners' capital of adopting SFAS 115 for 1995 and 1994 is $817,861 and $830,356,
   respectively, for Series I, and $132,939 and $2,321,946, respectively, for Series II.

(2) The Observatory II Mortgage Revenue Bond (Series I) was classified as an asset held for sale as of December 31, 1991 pursuant to a signed letter of intent from CRICO of Greenhaven, Inc., an Owner Partnership, to sell the property underlying the mortgage loan which secured the bond to an unrelated third party for $2,050,000, with Fund I-II providing tax-exempt mortgage revenue bond financing for $1,600,000. The valuation adjustment of $405,071 for the sale of the asset was recorded in the statement of operations for 1991. Subsequent to the sale of the property, which occurred on March 31, 1992, the $1,600,000 financing was classified as an investment in Mortgage Revenue Bond.

(3) In the fourth quarter of 1992, Fund I-II was planning to take a deed-in-lieu of foreclosure (which occurred in March 1993) on James Street Crossing (Series II), therefore Fund I-II evaluated the liabilities of the property. As such Fund I-II believed that the Owner Partnership was obligated for a $416,000 liability to the former general partner of James Street Crossing. This obligation was recorded at December 31, 1992. After the Owner Partnership took possession of the property in the first quarter of 1993 through a deed-in-lieu of foreclosure and sorted through the liabilities related to the real estate, Fund I-II concluded that the Owner Partnership would not be required to assume this liability. Therefore it was treated as a debt extinguishment under SFAS No. 4, "Reporting Gains and Losses for Extinguishment of Debt."

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF FUND I-II

BUSINESS

  Fund I-II's Management's Discussion and Analysis of Financial Condition and Results of Operations contains information that may be considered forward-looking. This information contains a number of risks and uncertainties, as discussed herein, that could cause actual results to differ materially.

  Fund I-II was organized on August 1, 1986 under the Partnership Act and will continue until December 31, 2016, unless dissolved earlier in accordance with its Agreement of Limited Partnership. Fund I-II was formed to acquire a portfolio of tax-exempt mortgage revenue bonds issued by various state or local governments or their agencies or authorities and collateralized by nonrecourse participating first mortgage loans on multifamily residential developments (the Observatory II bond, as modified in 1992, no longer has a participating loan feature).

  Fund I-II commenced a public offering of BACs representing assignments of limited partnership interests in October 1986 and completed the offering in October 1987. As provided in the original offering, Fund I-II issued BACs in two series.

  On July 1, 1993, the General Partner listed the BACs on the AMEX with a trading symbol of CRA for Series I and CRB for Series II. The General Partner believes that the benefits to the BAC Holders from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions, the General Partner annually invests in de minimis taxable investments for both Series I and Series II. In 1995, 1994 and 1993, Series I and Series II met the exceptions, and Fund I-II was not taxed as a corporation.

  Fund I-II accounts for each Series of BACs separately as though it held a separate and distinct pool of Mortgage Revenue Bonds secured by real estate and, if applicable, certain balances in Fund I-II's interest reserves. Organization and offering costs, Fund I-II's working capital reserves and certain general and administrative expenses of Fund I-II's have been allocated, unless specifically attributed to a Series, pro rata among the Series, based on the gross offering proceeds raised by each Series (except for costs relating to the proposed Merger, discussed below, which are allocated evenly between Series I and Series II). Deposits to Fund I-II's interest reserves and subsequent distributions from the interest reserves to BAC Holders are accounted for by Mortgage Revenue Bond investment by Series. The amounts and distributions of cash flow, residual proceeds, liquidation proceeds, profits and losses and all other priorities and allocations are separately determined for each Series of BACs.

  Fund I-II's objectives have been to: (1) provide semi-annual cash distributions that will be exempt from regular federal income tax; (2) provide additional cash distributions that will be exempt from regular federal income tax from payments of contingent interest on the mortgage revenue bonds which will be determined (a) on the basis of the cash flow of the mortgaged properties, or (b) to the extent that cash flow is not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either (i) the net proceeds resulting from the sale of the mortgaged properties or repayment on the redemption or remarketing of the applicable mortgage revenue bond or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the mortgage revenue bonds; and (3) preserve and protect Fund I-II's capital. Title to all of the properties securing the loans (except Observatory II in Series I, as discussed herein) has been taken by the Owner Partnerships from the original, unaffiliated borrowers through foreclosure or deed in lieu of foreclosure, with assumption of the existing indebtedness, which resulted in significant valuation adjustments to the carrying values of these investments, primarily during 1990. Although Fund I-II will use diligent efforts to recover its investment, it is probable that the full amount of BAC Holder invested capital, based on the original offering price of $25 per BAC, may not be recoverable on most of the bonds through net sale or refinancing proceeds as originally anticipated at the time of the BAC offerings. Consequently, in the absence of the proposed Merger it may be advisable, with BAC Holder consent, to extend the maturity dates of the mortgage loans, which currently mature from 1998-1999. Pursuant to recently issued IRS regulations, Fund I-II can only extend the mortgage loans for up to 5 years without triggering a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. An extension of the mortgage loan maturity dates beyond five years would be a deemed reissuance, and would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds.

  Base interest income on the mortgage loans is funded from property operations and reserves, if any, established at the time of closing on the acquisition of the Mortgage Revenue Bonds. Since base interest could not be paid in full, Fund I-II GP evaluated various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure, or foreclosure.

  Fund I-II GP pursued the option of conversion of certain Minnesota properties to cooperatives owned by the existing residents of the properties in order to qualify for favorable homestead property tax treatment. Fund I-II GP submitted a ruling request for the first such proposed transaction in 1991 to the IRS to ensure that the proposed transaction would not affect the tax-exempt nature of the Mortgage Revenue Bond interest. The IRS did not respond to this ruling request and the ruling request was withdrawn in February 1996, and Fund I-II GP has abandoned pursuit of this option.

  A description of the Mortgage Revenue Bonds held by Fund I-II is as follows:

  MORTGAGED                                                     LOAN   CARRYING
PROPERTY NAME               NO. OF    ORIGINATION FACE AMOUNT MATURITY  VALUE
 AND LOCATION            RENTAL UNITS    DATE       (000'S)     DATE   (000'S)
- -------------            ------------ ----------- ----------- -------- --------
Series I
OBSERVATORY II
 BURNSVILLE, MN.........       75       3/31/92     $ 1,600    2/11/98 $ 1,600
ROYAL OAKS
 EAGAN, MN..............      231      12/05/86      12,580    2/22/98   8,019
TRAILWAY POND I
 BURNSVILLE, MN.........       75       8/07/87       4,675    5/01/99   2,717
VALLEY CREEK
 WOODBURY, MN...........      225       3/23/87      12,815    2/01/99   9,487
WHITE BEAR WOODS
 WHITE BEAR LAKE, MN....      225       3/31/87      12,485    1/31/99   8,917
                            -----                   -------            -------
                              831                   $44,155            $30,740
                            =====                   =======            =======
Series II
ETHAN'S RIDGE AND
 ETHAN'S GLEN IIB                       5/29/87     $15,500    4/01/98 $12,612
 KANSAS CITY, MO........      364      10/26/88       2,300   12/15/99
FOUNTAIN PLACE I
 EDEN PRAIRIE, MN.......      332      12/23/87      20,900    7/01/99  13,643
JAMES STREET CROSSING
 KENT, WA...............      300       3/31/88      13,878   12/31/99  11,703
TRAILWAY POND II
 BURNSVILLE, MN.........      165       8/07/87      10,030    5/01/99   5,835
                            -----                   -------            -------
                            1,161                   $62,608            $43,793
                            =====                   =======            =======

  Prior to January 1, 1994, investments in Mortgage Revenue Bonds were accounted for as real estate on the earlier of the date of foreclosure, deed in lieu of foreclosure, or in-substance foreclosure, and were recorded as real estate at the lower of (a) the carrying value of the Mortgage Revenue Bonds and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties were the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. Fund I-II GP determined the estimated fair values of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than the carrying value, direct write-downs were recorded to establish a new cost basis for these assets.

  Subsequent to recording its investments as real estate, Fund I-II evaluated its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the American Institute of Certified Public Accountants (the "AICPA") Statement of Position 92-3 "Accounting for Foreclosed Assets". Fund I-II's net realizable value determination took into account Fund I-II's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If Fund I-II's determined that its estimated net realizable value was less than the recorded investment in the property, an additional valuation adjustment was recorded if the decline in value was considered permanent.

  In May 1993, the Financial Accounting Standards Board (the "FASB") issued its Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale, and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Fund I-II implemented SFAS 115 in 1994 for its marketable securities. Following such adoption, Fund I-II (as did others in the industry) continued to account for its investments in Mortgage Revenue Bonds, except Observatory II, as investments in real estate based on consolidation of the Owner Partnerships in accordance with the rules of the Securities and Exchange Commission (the "Commission").

  In conjunction with the review of Fund I-II's 1995 financial statements by the Commission, Fund I-II agreed that it would account for all of its investments in Mortgage Revenue Bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in Mortgage Revenue Bonds are classified and accounted for as held to maturity securities and carried at amortized cost because of Fund I-II's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994 is $792,315, $1,648,217 and $(830,356), respectively for Series I and $983,047, $2,189,007 and $(2,321,946), respectively, for Series II. Income per BAC as previously reported was $0.25, $0.51 and $0.44 for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series I and $0.32, $0.55 and $0.42 for 1995 and 1994, respectively, for Series II. Income
(loss) per BAC as previously reported has been revised to $0.60, $1.22 and $0.08 per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series I and $0.62, $1.22 and $(0.29) per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively, for Series II. The impact on partners' capital of adopting SFAS 115 for 1995 and 1994 is $817,861 and $830,356, respectively, for Series I and $132,939 and $2,321,946, respectively, for Series II.

  As discussed above, Fund I-II accounted for its investment in Mortgage Revenue Bonds as real estate until January 1, 1994, when the financial statements were restated to reflect implementation of SFAS 115. Net realizable value, prior to implementation of SFAS 115, was based on holding the assets for long-term income production--as such net realizable value only considered the recovery of Fund I-II's investments over time based on the properties' ability to generate sufficient cash flow to recover Fund I-II's investment over the long term. Based on the SEC's requirement that Fund I-II account for its Mortgage Revenue Bonds as debt securities, the implementation of SFAS 115 has a different accounting framework for evaluating realizability. In accordance with SFAS 115's provisions for held to maturity securities, Fund I-II evaluates the fair value of its Mortgage Revenue Bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. Since most of these Mortgage Revenue Bonds are in default, Fund I-II has concluded that permanent impairment has occurred. As such, the amount of permanent impairment is measured by Fund I-II's estimate of the Mortgage Revenue Bonds' fair value at January 1, 1994. Fund I-II has measured fair value as discussed below. This effect of adopting SFAS 115 is reflected as a cumulative effect of change in accounting for Mortgage Revenue Bonds in the statements of operations. On an ongoing basis, Fund I-II evaluates permanent impairment; however, subsequent to January 1, 1994, Fund I-II did not recognize any impairment losses.

  Since all of the Mortgage Revenue Bonds except Observatory II are in default, base interest and contingent interest on the Mortgage Revenue Bonds is recognized as revenue when collected.

 Series I

  As of February 12, 1987, 2,280,000 BACs had been sold, representing capital contributions of $57,000,000 and the completion of the offering of Series I.

  The five original Series I mortgage loans securing the Mortgage Revenue Bonds, with a current aggregate principal amount of $44,155,000, went into default, resulting in title transfer by actual foreclosures or deeds in lieu of foreclosure to Owner Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, Fund I-II obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). Fund I-II also obtained opinions from certain bond counsel that transfers of the properties to Owner Partnerships would not cause Fund I-II to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Observatory II, Royal Oaks, Trailway Pond and Valley Creek transfers.

  In conjunction with the transfer of the Royal Oaks deed to an Owner Partnership, the Royal Oaks mortgage revenue bond was modified. Fund I-II, based on information and advice from outside counsel, believes that the modification does not adversely affect the tax-exempt nature of the Royal Oaks bond interest. The modification complied with IRS guidelines in effect at that time. The IRS has since issued Final Regulations Section 1.1001-3, which applies only to modifications made on or after September 24, 1996. Fund I-II believes that the modification to the Royal Oaks Mortgage Revenue bond was consistent with the relevant tax authority which existed at the time of the modification and has, therefore, not jeopardized the tax-exempt status of the Royal Oaks Mortgage Revenue Bond. However, there can be no assurance as to the tax-exempt status of the Royal Oaks Mortgage Revenue Bond at present.

 Series II

  As of October 29, 1987, 3,238,760 BACs had been sold, representing capital contributions of $80,969,000 and the completion of the offering of Series II.

  The five original Series II mortgage loans securing the Mortgage Revenue Bonds with an aggregate principal amount of $62,608,001 went into default, resulting in deeds in lieu of foreclosure to Ownership Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, Fund I-II obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). Fund I-II also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause Fund I-II to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax exempt status.) The bond counsel opinions were obtained in connection with the Ethan's Ridge and Ethan's Glen IIB, Fountain Place and Trailway Pond II transfers.

 Series I and II

  In April 1991, the U.S. Supreme Court rendered a decision in the Cottage Savings case, which could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision, on June 26, 1996, the IRS issued Final Regulations Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these regulations provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain future modifications of the mortgage loans which secure the Mortgage Revenue Bonds could be treated as a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that would have an adverse impact on the Mortgage Revenue Bonds. Even if issuer consent were obtained, all accrued and unpaid base interest of the existing mortgage loans would have to be written off. The write-off of accrued and unpaid base interest would not be recoverable upon ultimate disposition or payoff of the Mortgage Revenue Bonds and would instead accrue to the benefit of the Owner Partnerships to the extent realized.

  Final Regulations Section 1.001-3 will become effective only with respect to modifications made on or after September 24, 1996. It is unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made to mortgage loans which secure the Mortgage Revenue Bonds. Fund I-II GP believes that the modifications which have already been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the Mortgage Revenue Bonds. However, there can be no assurance as to the tax-exempt status of the Mortgage Revenue Bonds at present.

  Fund I-II GP's ongoing strategy has been to continue holding the Mortgage Revenue Bonds until the loan maturity dates. If the Merger proposal is approved, the interests of the BAC Holders will be redeemed for cash. If the Merger proposal is not approved, in order to maximize the overall yield, Fund I-II GP may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the Mortgage Revenue Bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent Mortgage Revenue Bonds.

FINANCIAL CONDITION AND LIQUIDITY

  The primary sources of Fund I-II's future cash flows are expected to be from receipts of base interest on mortgage loans, which are dependent upon the net operating income of the properties. Therefore, Fund I-II's investment in the Mortgage Revenue Bonds is subject to the general risks inherent to the ownership of real property. These risks include reduction in rental income due to an inability to maintain occupancy levels, adverse changes in general economic conditions, and adverse changes in local conditions. Fund I-II GP expects that the properties transferred to Owner Partnerships will continue to generate sufficient cash flow to pay all operating expenses, meet escrow deposit requirements and pay some, but not all, of the base interest due to Fund I-II. Fund I-II has no material commitments for capital expenditures. However, in the event the Merger is terminated or abandoned under certain circumstances, Fund I-II will be liable for certain fees and expenses, as discussed in this Proxy Statement.

 Series I

  Series I expects to continue to make distributions to BAC Holders on a semi-annual basis. The Fund I-II Merger Agreement stipulates that 1996 distributions cannot exceed $0.09417 per BAC per month. There are no other legal restrictions on Series I's present or future ability to make cash distributions other than as set forth in the Fund I-II Merger Agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II), therefore, the distribution to BAC Holders may fluctuate from current levels. Fund I-II GP seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to Fund I-II from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of Series I, Fund I-II GP expects the 1996 distribution to approximate $1.13 per BAC, the maximum amount stipulated in the Fund I-II Merger Agreement.

  The following distributions were paid or accrued to Series I BAC Holders of record during the six months ended June 30, 1996 and 1995, and the years ended December 31, 1995, 1994 and 1993:

                                1996               1995               1994               1993
                          DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                            BAC HOLDERS        BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
                         ------------------ ------------------ ------------------ ------------------
SIX-MONTH PERIOD ENDED     TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
- ----------------------   ---------- ------- ---------- ------- ---------- ------- ---------- -------
June 30................. $1,288,200 $0.5650 $1,231,200  $0.54  $1,140,000  $0.50  $1,140,000  $0.50
December 31.............                     1,231,200   0.54   1,140,000   0.50   1,140,000   0.50
                                            ----------  -----  ----------  -----  ----------  -----
  Total.................                    $2,462,400  $1.08  $2,280,000  $1.00  $2,280,000  $1.00
                                            ==========  =====  ==========  =====  ==========  =====

  Distributions to Series I BAC Holders for the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993 were funded as follows:

                          FOR THE SIX MONTHS
                            ENDED JUNE 30,       FOR THE YEAR  ENDED DECEMBER 31,
                         ----------------------  ----------------------------------
                            1996        1995        1995        1994        1993
                         ----------  ----------  ----------  ----------  ----------
Cash flow(1)............ $1,363,630  $1,368,306  $2,850,265  $2,654,529  $2,382,906
Net deposits to working
 capital reserves.......    (62,286)   (124,544)   (362,741)   (351,266)    (79,643)
                         ----------  ----------  ----------  ----------  ----------
  Total cash available
   for distribution..... $1,301,344  $1,243,762  $2,487,524  $2,303,263  $2,303,263
                         ==========  ==========  ==========  ==========  ==========
Distribution to:
  General Partner
   (1.01%).............. $   13,144  $   12,562  $   25,124  $   23,263  $   23,263
                         ==========  ==========  ==========  ==========  ==========
  BAC Holders (98.99%).. $1,288,200  $1,231,200  $2,462,400  $2,280,000  $2,280,000
                         ==========  ==========  ==========  ==========  ==========

- --------

(1) Defined in the Partnership Agreement of Fund I-II as (a) all revenues received by Fund I-II during such period, plus (b) any amounts which the Fund I-II GP releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to Fund I-II from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of Fund I-II paid from reserves during the period, including any expenses paid to the Fund I-II GP, but not including such amounts paid from the Working Capital Reserve,
    (ii) all cash payments made from Revenues during such period to discharge Fund I-II's partnership indebtedness, and (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Partnership Agreement is not to be construed as an alternative to operating income in accordance with generally accepted accounting principles ("GAAP") as an indication of the Fund I-II's operating performance.

  Although distributions are paid on a semi-annual basis, in July 1993, Fund I-II began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Fund I-II GP expects the distribution to Series I BAC Holders for the six months ended December 31, 1996 to total approximately $0.565 per BAC payable on February 28, 1997 or possibly earlier depending on the Merger closing date, to Series I BAC Holders of record as of the last day in each month during this period.

  Fund I-II's working capital reserves are available for the payment of ongoing costs of operating and administering Fund I-II's business, for supplementing distributions to BAC Holders and for making working capital loans to borrowers. Working capital reserves invested in marketable securities for Series I were $1,346,956, $1,284,670 and $921,929 as of June 30, 1996 and
December 31, 1995 and 1994, respectively. None of the distributions made to BAC Holders during the six months ended June 30, 1996 or 1995 and the years ended December 31, 1995, 1994 and 1993 was funded from the working capital reserves. During the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993 working capital reserves were increased by $62,286 and $124,544 and $362,741, $351,266 and $79,643, respectively, from surplus operating cash.

  As of June 30, 1996, Series I had cash and cash equivalents of $91,841, unrestricted marketable securities of $1,353,070 and working capital reserves invested in marketable securities of $1,346,956. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. Fund I-II has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the six months ended June 30, 1996 or 1995 or the years ended December 31, 1995 and 1994 for Series as the cost for the tax-exempt municipal bonds approximated market value throughout the respective periods.

  As of December 31, 1995, Series I had aggregate investments in marketable securities with the following maturities:

              AMOUNT   MATURITY
              ------   --------
            $   99,852 Within one year
               100,000 Between one and five years
             2,400,000 After ten years
            ----------
            $2,599,852
            ==========

  In December 1991, the FASB issued Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("SFAS 107"). This statement requires the disclosure of fair value information about financial instruments for which it is practicable to estimate that value. Fund I-II implemented SFAS 107 in 1995. Fund I-II has determined that the carrying value of its cash and cash equivalents approximates fair value. The estimated fair value of marketable securities and working capital reserves invested in marketable securities are based on the quoted market prices of these instruments at December 31, 1995. The estimated fair value of the Mortgage Revenue Bonds is based upon the redemption amount relating to the Mortgage Revenue Bonds under the First Amended and Restated Fund I-II Merger Agreement.

  The following table presents information on Series I's financial instruments:

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                 000'S             000'S
                                           ----------------- -----------------
     Cash and cash equivalents............      $    59           $    59
     Marketable securities................        1,315             1,315
     Working capital reserves invested in
      marketable securities...............        1,285             1,285
     Mortgage revenue bonds...............       30,740            30,248

  Fund I-II closely monitors its cash flow and liquidity position for Series I in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Series I's net cash provided by operating activities, which consists primarily of receipt of base interest on mortgage loans, for the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994 was adequate to support operating, investing and financing requirements and the declared distributions to BAC Holders and Fund I-II GP. Cash and cash equivalents decreased in 1995 primarily as a result of deposits to the working capital reserves. Fund I-II estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses and make distributions to BAC Holders and Fund I-II GP.

 Series II

  Series II expects to continue to make distributions to BAC Holders on a semi-annual basis. The Fund I-II Merger Agreement stipulates that 1996 distributions cannot exceed $0.09667 per BAC per month. There are no other legal restrictions on Series II's present or future ability to make cash distributions other than as set forth in the Fund I-II Merger Agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest, therefore, the distribution to BAC Holders may fluctuate from current levels. Fund I-II GP seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to Fund I-II from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of Series II, Fund I-II GP expects the 1996 distribution to approximate $1.16 per BAC, the maximum amount stipulated in the Fund I-II Merger Agreement.

  The following distributions were paid or accrued to Series II BAC Holders of record during the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993:

                                1996               1995               1994               1993
                          DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                            BAC HOLDERS        BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
       SIX-MONTH         ------------------ ------------------ ------------------ ------------------
      PERIOD ENDED         TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
      ------------       ---------- ------- ---------- ------- ---------- ------- ---------- -------
June 30................. $1,878,480 $0.5800 $1,748,930  $0.54  $1,619,380  $0.50  $1,619,380  $0.50
December 31.............                     1,748,932   0.54   1,619,380   0.50  $1,619,380   0.50
                                            ----------  -----  ----------  -----  ----------  -----
  Total.................                    $3,497,862  $1.08  $3,238,760  $1.00  $3,238,760  $1.00
                                            ==========  =====  ==========  =====  ==========  =====

  Distributions to Series II BAC Holders for the six months ended June 30, 1996 and 1995 and years ended December 31, 1995, 1994 and 1993 were funded as follows:

                                                         FOR THE SIX MONTHS
                                                           ENDED JUNE 30,
                                                        ---------------------
                                                           1996       1995
                                                        ---------- ----------
Cash flow(1)........................................... $1,873,928 $2,065,830
Net withdrawals from (deposits to) working capital
 reserves..............................................     23,718   (299,056)
                                                        ---------- ----------
    Total cash available for distribution.............. $1,897,646 $1,766,774
                                                        ========== ==========
Distributions to:
  General Partner (1.01%).............................. $   19,166 $   17,844
                                                        ========== ==========
  BAC Holders (98.99%)................................. $1,878,480 $1,748,930
                                                        ========== ==========

                                           FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------
                                              1995        1994        1993
                                           ----------  ----------  ----------
Cash flow(1).............................. $4,194,190  $3,731,519  $3,310,726
Net deposits to working capital/interest
 reserves.................................   (660,639)   (459,714)    (38,920)
                                           ----------  ----------  ----------
    Total cash available for
     distribution......................... $3,533,551  $3,271,805  $3,271,806
                                           ==========  ==========  ==========
Distributions to:
  General Partner (1.01%)................. $   35,689  $   33,045  $   33,046
                                           ==========  ==========  ==========
  BAC Holders (98.99%).................... $3,497,862  $3,238,760  $3,238,760
                                           ==========  ==========  ==========

- --------

(1) Defined in the Partnership Agreement of Fund I-II as (a) all revenues received by the Fund I-II during such period, plus (b) any amounts which the Fund I-II GP releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to Fund I-II from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of Fund I-II paid from reserves during the period, including any expenses paid to Fund I-II GP, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from revenues during such period to discharge Fund I-II's partnership indebtedness, and (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of Fund I-II's operating performance.

  Although distributions are paid on a semi-annual basis, in July 1993, Fund I-II began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Fund I-II GP expects the distribution to Series II BAC Holders for the six months ending December 31, 1996 to total approximately $0.58 per BAC, payable on February 28, 1997, or possibly earlier depending on the Merger closing date, to Series II BAC Holders of record as of the last day in each month during this period.

  Working capital reserves for Series II were $2,283,667, $2,307,385 and $1,646,746 as of June 30, 1996 and December 31, 1995 and 1994, respectively. Of the total distributions made to BAC Holders during the six months ended June 30, 1996, $23,718 was funded from the working capital reserves. None of the distributions to BAC Holders during the six months ended June 30, 1995 and the years ended December 31, 1995, 1994 and 1993 was funded from working capital reserves. During the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993 working capital reserves were increased by $0, $299,056, $660,639, $459,714 and $55,859, respectively from surplus operating cash.

  As of June 30, 1996, Series II had cash and cash equivalents of $70,264, unrestricted marketable securities of $1,881,213, and working capital reserves invested in marketable securities of $2,283,667. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. Fund I-II has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the six months ended June 30, 1996 or 1995 or the years ended December 31, 1995 and 1994 for Series II as the cost for the tax-exempt Mortgage Revenue Bonds approximated market value throughout these periods.

  As of December 31, 1995, Series II had aggregate investments in marketable securities with the following maturities:

              AMOUNT   MATURITY
              ------   --------
            $  417,379 Within one year
               630,917 Between one and five years
               200,000 Between five and ten years
             2,571,370 After ten years
            ----------
            $3,819,666
            ==========

  Fund I-II implemented SFAS 107 in 1995. Fund I-II has determined that the carrying value of its cash and cash equivalents approximates fair value. The estimated fair value of marketable securities and working capital reserves invested in marketable securities are based on the quoted market prices of these instruments at December 31, 1995. The estimated fair value of the Mortgage Revenue Bonds is based upon the redemption amount relating to the Mortgage Revenue Bonds under the First Amended and Restated Merger Agreement.

  The following table presents information on Series II's financial instruments:

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                 000'S             000'S
                                           ----------------- -----------------
     Cash and cash equivalents............      $    89           $    89
     Marketable securities................        1,512             1,508
     Working capital reserves invested in
      marketable securities...............        2,307             2,301
     Mortgage revenue bonds...............       43,793            42,251

  Fund I-II closely monitors its cash flow and liquidity position for Series II in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Series II's net cash provided by operating activities for the six months ended June 30, 1996, which consists primarily of receipt of base interest on mortgage loans was supplemented by withdrawals from the working capital reserves to support operating, investing and financing requirements and the payment of declared distributions to BAC Holders and Fund I-II GP. Series II's net cash provided by operating activities, as described above, for the years ended December 31, 1995 and 1994 was adequate to support operating, investing and financing requirements and the payment of declared distributions to BAC Holders and Fund I-II GP. Cash and cash equivalents decreased in 1995 primarily due to deposits to the working capital reserves. Fund I-II estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses and make distributions to BAC Holders and Fund I-II GP.

RESULTS OF OPERATIONS

 Series I

  Fund I-II's Series I net income for the six months ended June 30, 1996, decreased approximately $98,000, or 7%, from the corresponding period in 1995 primarily due to Merger related expenses of approximately $234,000 incurred during the six months ended June 30, 1996. Partially offsetting the decrease in net income was an increase in interest from mortgage revenue bonds during the six months ended June 30, 1996 of approximately $126,000, resulting principally from an increase in rental rates at all of the underlying properties. There were no material increases or decreases in Series I's remaining income or expenses for the six months ended June 30, 1996.

  Fund I-II's Series I net income for 1995 increased $2.6 million from 1994 primarily due to the cumulative effect of change in accounting for Mortgage Revenue Bonds of $2.5 million in 1994, as discussed above. Contributing to the increase in net income was an increase in interest from Mortgage Revenue Bonds of approximately $274,000 resulting principally from an increase in occupancy and rental rates at all of the underlying properties. Also contributing to the increase in net income was an increase of approximately $29,000 in interest and other income as a result of larger investment balances and higher yields on investments. Partially offsetting the increase in net income were 1995 Merger related expenses of approximately $169,000, including fees incurred by Fund I-II for an independent fairness opinion in connection with the consideration to be received by BAC Holders in the proposed Merger, as previously discussed. There were no material increases or decreases in Series I's remaining income or expenses.

  Fund I-II's Series I net income for 1994 decreased approximately $268,000 from 1993 primarily due to the cumulative effect of change in accounting for Mortgage Revenue Bonds of $2.5 million in 1994, as discussed above. Partially offsetting the decrease in net income was an increase in income from investments of $2.2 million due to the reclassification of all of its Mortgage Revenue Bonds from real estate to securities, as discussed above. The 1993 income from investments, except Observatory II, was limited to the underlying properties' net rental income. Actual interest received by Series I from the borrowers increased approximately $292,000 in 1994 from 1993 primarily due to an increase in rental rates at the underlying properties. There were no material increases or decreases in Series I's remaining income or expenses.

 Series II

  Fund I-II's Series II net income for the six months ended June 30, 1996 decreased approximately $10,000 or 0.5% from the corresponding period in 1995 primarily due to Merger related expenses of approximately $234,000 incurred during 1996. Partially offsetting the decrease in net income was an increase in interest from mortgage revenue bonds of approximately $204,000 resulting principally from the release of $140,500 in excess tax and insurance reserves relating to three of the underlying properties. Contributing to the increase in interest from mortgage revenue bonds was an increase in rental rates and occupancy at all of the underlying properties. There were no material increases or decreases in Series II's remaining income or expenses for the six months ending June 30, 1996.

  Fund I-II's Series II net income for 1995 increased $4.9 million from 1994 primarily due to the cumulative effect of change in accounting for Mortgage Revenue Bonds of $4.6 million in 1994, as discussed above. Contributing to the increase in net income was an increase in interest from Mortgage Revenue Bonds of approximately $452,000 resulting principally from an increase in occupancy and rental rates at all of the underlying properties. Also contributing to the increase in net income was an increase of approximately $34,000 in interest and other income as a result of larger investment balances and higher yields on investments. Partially offsetting the increase in net income were 1995 Merger-related expenses of approximately $169,000, including fees incurred by Fund I-II for an independent fairness opinion in connection with the consideration to be received by BAC Holders in the proposed Merger, as previously discussed. There were no material increases or decreases in Series II's remaining income or expenses.

  Fund I-II's Series II net loss for 1994 increased $2.6 million from 1993 primarily due to the cumulative effect of change in accounting for mortgage revenue bonds of $4.6 million in 1994, as discussed above. Contributing to the increase in net loss was an extraordinary gain on debt reduction of approximately $416,000 recognized in 1993, as discussed below. Partially offsetting the increase in net loss was an increase in income from investments of $2.3 million due to the reclassification of all of its Mortgage Revenue Bonds from real estate to securities, as discussed above. The 1993 income from investments was limited to the underlying properties' net rental income. Actual interest received by Series II from the borrowers increased approximately $190,000 in 1994 from 1993 primarily due to an increase in rental rates at the underlying properties. Also offsetting the increase in net loss was a decrease in general and administrative expenses of approximately $86,000 due to the 1993 transfer of the deed of James Street Crossing to an Owner Partnership. There were no material increases or decreases in Series II's remaining income or expenses.

  In the fourth quarter of 1992, Fund I-II was planning to take a deed-in-lieu of foreclosure (which occurred in March 1993) on James Street Crossing, therefore Fund I-II evaluated the liabilities of the property. As such Fund I-II believed that the Owner Partnership was obligated for a $416,000 liability to the former general partner of James Street Crossing. This obligation was recorded at December 31, 1992. After the Owner Partnership took possession of the property in the first quarter of 1993 through a deed-in-lieu of foreclosure, and sorted through the liabilities related to the real estate, Fund I-II concluded that the Owner Partnership would not be required to assume this liability. Therefore it was treated as a debt extinguishment under SFAS No. 4, "Reporting Gains and Losses for Extinguishment of Debt."

  Presented below is a summary of base interest payments for the six months ended June 30, 1996 and 1995 and years ended December 31, 1995, 1994 and 1993 that are due to Fund I-II from the borrowers.

SERIES I

                                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Observatory II..........   $   64,000        $   64,000      $      --    $      --
Royal Oaks..............      534,648           449,712          84,936    1,678,180
Trailway Pond I.........      230,244           120,264         109,980      962,452
Valley Creek I..........      663,176           471,557         191,619    2,942,800
White Bear Woods........      655,463           471,903         183,560    2,184,311
                           ----------        ----------      ----------   ----------
                           $2,147,531        $1,577,436      $  570,095   $7,767,743
                           ==========        ==========      ==========   ==========
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Observatory II..........   $   64,000        $   64,000      $      --    $      --
Royal Oaks..............      534,648           391,387         143,261    1,505,734
Trailway Pond I.........      230,244           124,374         105,870      742,702
Valley Creek I..........      663,176           446,584         216,592    2,585,899
White Bear Woods........      655,463           425,409         230,054    1,867,811
                           ----------        ----------      ----------   ----------
                           $2,147,531        $1,451,754      $  695,777   $6,702,146
                           ==========        ==========      ==========   ==========
                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Observatory II..........   $  128,000        $  128,000      $      --    $      --
Royal Oaks..............    1,069,296           838,525         230,771    1,593,244
Trailway Pond I.........      460,488           244,848         215,640      852,472
Valley Creek I..........    1,326,353           944,479         381,874    2,751,181
White Bear Woods........    1,310,925           947,931         362,994    2,000,751
                           ----------        ----------      ----------   ----------
                           $4,295,062        $3,103,783      $1,191,279   $7,197,648
                           ==========        ==========      ==========   ==========
                                     FOR THE YEAR ENDED DECEMBER 31, 1994
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Observatory II..........   $  128,000        $  128,000      $      --    $      --
Royal Oaks..............    1,069,296           754,518         314,778    1,362,473
Trailway Pond I.........      460,488           252,168         208,320      636,832
Valley Creek I..........    1,326,353           821,503         504,850    2,369,307
White Bear Woods........    1,310,925           873,476         437,449    1,637,757
                           ----------        ----------      ----------   ----------
                           $4,295,062        $2,829,665      $1,465,397   $6,006,369
                           ==========        ==========      ==========   ==========

                                     FOR THE YEAR ENDED DECEMBER 31, 1993
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Observatory II..........   $  128,000        $  128,000      $      --    $      --
Royal Oaks..............    1,069,296           679,224         390,072    1,047,695
Trailway Pond I.........      460,488           210,360         250,128      428,512
Valley Creek I..........    1,326,353           728,818         597,535    1,864,457
White Bear Woods........    1,310,925           791,512         519,413    1,200,308
                           ----------        ----------      ----------   ----------
                           $4,295,062        $2,537,914      $1,757,148   $4,540,972
                           ==========        ==========      ==========   ==========

- --------
(1) Fund I-II charges the borrowers interest on unpaid base interest, which totaled $464,087 and $366,455 for the six months ended June 30, 1996 and 1995, respectively, and $783,685, $584,856 and $370,558 for the years ended December 31, 1995, 1994 and 1993, respectively.

SERIES II

                                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)   OPERATIONS(3)      NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Ethan's Ridge and
 Ethan's Glen IIB.......   $  759,375        $  758,194       $  1,181    $ 2,003,374
Fountain Place I........      992,750           806,373        186,377      5,249,875
James Street Crossing...      667,879           470,000        197,879      1,893,050
Trailway Pond II........      501,500           267,465        234,035      2,802,741
                           ----------        ----------       --------    -----------
                           $2,921,504        $2,302,032       $619,472    $11,949,040
                           ==========        ==========       ========    ===========
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         -------------------------------------------------------------
                                         BASE INTEREST PAID CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'    INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS       NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------ -------------
Ethan's Ridge and
 Ethan's Glen IIB.......   $  759,375        $  612,239       $147,136    $ 1,845,660
Fountain Place I........      992,750           681,787        310,963      4,805,330
James Street Crossing...      667,879           520,548        147,331      1,577,060
Trailway Pond II........      501,500           283,259        218,241      2,359,117
                           ----------        ----------       --------    -----------
                           $2,921,504        $2,097,833       $823,671    $10,587,167
                           ==========        ==========       ========    ===========

                                            FOR THE YEAR ENDED DECEMBER 31, 1995
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST    UNPAID FULL
                         INTEREST DUE(1)   OPERATIONS(3)     SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750        $1,215,081        $   --      $  303,669   $ 2,002,193
Fountain Place I........    1,985,500         1,416,369            --         569,131     5,063,498
James Street Crossing...    1,335,758         1,070,316            --         265,442     1,695,171
Trailway Pond II........    1,003,000           575,170            --         427,830     2,568,706
                           ----------        ----------        -------     ----------   -----------
                           $5,843,008        $4,276,936        $   --      $1,566,072   $11,329,568
                           ==========        ==========        =======     ==========   ===========

                                            FOR THE YEAR ENDED DECEMBER 31, 1994
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS      SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750        $1,185,957        $27,500     $  305,293   $1,698,524
Fountain Place..........    1,985,500         1,271,575            --         713,925    4,494,367
James Street Crossing...    1,335,758           879,491            --         456,267    1,429,729
Trailway Pond II........    1,003,000           460,387            --         542,613    2,140,876
                           ----------        ----------        -------     ----------   ----------
                           $5,843,008        $3,797,410        $27,500     $2,018,098   $9,763,496
                           ==========        ==========        =======     ==========   ==========
                                            FOR THE YEAR ENDED DECEMBER 31, 1993
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST    UNPAID FULL
                         INTEREST DUE(1)     OPERATIONS      SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750        $1,051,763        $   --      $  466,987   $1,393,231
Fountain Place..........    1,985,500         1,343,102            --         642,398    3,780,442
James Street Crossing...    1,335,758           767,321         23,288        545,149      973,462
Trailway Pond II........    1,003,000           449,564            --         553,436    1,598,263
                           ----------        ----------        -------     ----------   ----------
                           $5,843,008        $3,611,750        $23,288     $2,207,970   $7,745,398
                           ==========        ==========        =======     ==========   ==========

- --------
(1) Fund I-II charges the borrowers interest on unpaid base interest, which, not including current base interest due, totaled $690,400 and $567,098 for the six months ended June 30, 1996 and 1995, respectively, and $1,197,825, $932,242 and $582,804 for the years ended December 31, 1995, 1994 and 1993, respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or from the general partners of the borrowers.
(3) Amounts received by Fund I-II in January 1996 from the release of excess tax and insurance reserves relating to 1995 are included in base interest paid from properties operations for the six months ended June 30, 1996. Such amounts received from Ethan's Ridge and Ethan's Glen IIB, Fountain Place and James Street Crossing totaled $107,000, $25,700 and $7,800, respectively.

                      SELECTED FINANCIAL DATA OF FUND III

  The following selected financial and other data for the years ended December 31, 1995, 1994, 1993, 1992, and 1991 are derived from the audited financial statement of Fund III. The remaining selected financial and other data are derived from the unaudited financial statements of Fund III. In the opinion of Fund III GP, the data for the six months ended June 30, 1996 and 1995 reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation. The data should be read in conjunction with the other financial information included elsewhere herein.

                            FOR THE SIX MONTHS
                              ENDED JUNE 30,                      FOR THE YEARS ENDED DECEMBER 31,
                          ------------------------  ----------------------------------------------------------------
                             1996         1995         1995          1994         1993         1992         1991
                          -----------  -----------  -----------  ------------  -----------  ----------- ------------
Interest from mortgage
 revenue bonds and
 working capital
 loans(1)...............  $ 4,012,400  $ 3,519,662  $ 7,064,848  $  6,906,896  $       --   $       --  $    769,025
Net rental income(1)....          --           --           --            --     2,822,609    2,198,325    1,067,970
Income from investment
 in mortgage revenue
 bonds and working
 capital loan...........          --           --           --            --           --           --       989,152
Other income
 (expenses).............     (536,559)    (126,766)    (541,312)     (173,586)    (230,847)      50,411      (19,760)
Valuation adjustment on
 investment in real
 estate(1)..............          --           --           --            --           --           --      (373,637)
                          -----------  -----------  -----------  ------------  -----------  ----------- ------------
Income before cumulative
 effect of accounting
 change.................    3,475,841    3,392,896    6,523,536     6,733,310    2,591,762    2,248,736    2,432,750
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds(1)...............          --           --           --    (10,155,671)         --           --           --
                          -----------  -----------  -----------  ------------  -----------  ----------- ------------
Net income (loss).......  $ 3,475,841  $ 3,392,896  $ 6,523,536  $ (3,422,361) $ 2,591,762  $ 2,248,736 $  2,432,750
                          ===========  ===========  ===========  ============  ===========  =========== ============
Net income (loss)
 allocated to BAC
 Holders (98.99%).......  $ 3,440,735  $ 3,358,628  $ 6,457,648  $ (3,387,795) $ 2,565,585  $ 2,226,024 $  2,408,179
                          ===========  ===========  ===========  ============  ===========  =========== ============
Net income (loss) per
 BAC outstanding........  $      0.65  $      0.64  $      1.23  $      (0.64) $      0.49  $      0.42 $       0.46
                          ===========  ===========  ===========  ============  ===========  =========== ============
Cumulative effect of
 change in accounting
 for mortgage revenue
 bonds per BAC
 outstanding............  $       --   $       --   $       --   $      (1.91) $       --   $       --  $        --
                          ===========  ===========  ===========  ============  ===========  =========== ============
Total cash distribution
 per BAC outstanding....  $      0.60  $      0.60  $      1.20  $       1.63  $      1.63  $      1.63 $       1.87
                          ===========  ===========  ===========  ============  ===========  =========== ============
Number of BACs
 outstanding............    5,258,268    5,258,268    5,258,268     5,258,268    5,258,268    5,258,268    5,258,268
                          ===========  ===========  ===========  ============  ===========  =========== ============
Investment in mortgage
 revenue bonds and
 working capital
 loans(1)...............  $70,951,947  $70,951,947  $70,951,947  $ 70,951,947  $       --   $       --  $        --
                          ===========  ===========  ===========  ============  ===========  =========== ============
Investment in real
 estate, before
 accumulated
 depreciation(1)........  $       --   $       --   $       --   $        --   $91,576,714  $91,576,714 $ 91,576,714
                          ===========  ===========  ===========  ============  ===========  =========== ============
Investment in real
 estate, before
 accumulated
 depreciation, per BAC
 outstanding............  $       --   $       --   $       --   $        --   $     17.24  $     17.24 $      17.24
                          ===========  ===========  ===========  ============  ===========  =========== ============
Total assets............  $77,409,362  $76,715,167  $76,933,879  $ 77,121,563  $92,296,205  $97,929,180 $102,798,278
                          ===========  ===========  ===========  ============  ===========  =========== ============
Total assets per BAC
 outstanding............  $     14.57  $     14.44  $     14.48  $      14.52  $     17.38  $     18.44 $      19.35
                          ===========  ===========  ===========  ============  ===========  =========== ============
Net assets..............  $75,235,648  $75,003,469  $74,946,957  $ 74,797,723  $86,878,511  $92,918,617 $ 99,301,738
                          ===========  ===========  ===========  ============  ===========  =========== ============
Net assets per BAC
 outstanding............  $     14.16  $     14.12  $     14.11  $      14.08  $     16.36  $     17.49 $      18.69
                          ===========  ===========  ===========  ============  ===========  =========== ============

- --------
(1) Certain properties collateralizing the Mortgage Revenue Bonds have been transferred by deed in lieu of foreclosure to the Owner Partnerships, which assumed the existing indebtedness, or considered in-substance foreclosed (ISF), generally as a result of defaults of the borrowers. As a result, through December 31, 1993, Fund III has accounted for these investments as investments in real estate for financial statement purposes. Fund III recorded valuation adjustments representing the lower of (a) the carrying value of the Mortgage Revenue Bond and related accrued interest or (b) the estimated fair value of the property and other net assets of the property acquired in settlement of loans or in-substance foreclosed at the earlier of acquisition, development or construction
    (ADC) determination, transfer of the deed or when considered ISF.

   In May 1993, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale, and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Following such adoption, Fund III (as did others in the industry) continued to account for its investments in Mortgage Revenue Bonds as investments in real estate based on ADC determination or consolidation of the Owner Partnerships in accordance with the Commission's rules.

   In conjunction with the review of Fund III's 1995 financial statements by the Commission, Fund III agreed that it would account for all of its investments in Mortgage Revenue Bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in Mortgage Revenue Bonds are classified and accounted for as held to maturity securities and are carried at amortized cost because of Fund III's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994 is $1,455,253, $2,795,175 and
   $(6,678,675), respectively. Income per BAC as previously reported was $0.36, $0.70 and $0.61 for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively. Income (loss) per BAC as previously reported has been revised to $0.64, $1.23 and $(0.64) per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively. The impact on partners capital of adopting SFAS 115 for 1995 and 1994 is $(3,883,500) and $(6,678,675), respectively.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                     AND RESULTS OF OPERATIONS OF FUND III

BUSINESS

  Fund III's Management's Discussion and Analysis of Financial Condition and Results of Operations contains information that may be considered forward-looking. This information contains a number of risks and uncertainties, as discussed herein, that could cause actual results to differ materially.

  Fund III was organized on September 1, 1987 under the Partnership Act and will continue until December 31, 2017, unless dissolved earlier in accordance with the Agreement of Limited Partnership. Fund III was formed to acquire a portfolio of tax-exempt Mortgage Revenue Bonds, issued by various state or local governments or their agencies or authorities and collateralized by non-recourse participating first mortgage loans on multifamily residential developments. Additionally, Fund III was permitted to use up to 5% of its gross offering proceeds to make taxable working capital loans to borrowers to cover certain expenses which could not be financed from the proceeds of the Mortgage Revenue Bonds.

  Fund III commenced a public offering of Series A BACs representing assignment of limited partnership interests in February 1988. As provided in the original offering, Fund III could issue BACs in additional series at the discretion of Fund III GP. As of June 30, 1996, 5,258,268 Series A BACs had been sold, representing total capital contributions of $131,456,700.

  On July 1, 1993, Fund III GP listed the BACs on the AMEX with a trading symbol of CRL. Fund III GP believes that the benefits to BAC Holders from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. In 1995, 1994 and 1993, Fund III met these exceptions and was not taxed as a corporation.

  Fund III 's objectives have been to: (1) provide quarterly cash distributions that will be exempt from regular federal income tax from base interest on the Mortgage Revenue Bonds; (2) provide additional cash distributions that will be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which will be determined (a) on the basis of the cash flow of the mortgaged properties, or
(b) to the extent that cash flow is not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either
(i) the net proceeds resulting from the sale of the mortgaged properties or redemption or remarketing of the applicable Mortgage Revenue Bond or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the Mortgage Revenue Bonds; (3) in certain circumstances, provide additional taxable cash distributions from payments of interest on the working capital loans; and (4) preserve and protect Fund III capital. As of June 30, 1996, six of the eight properties securing the loans have been taken control of by Owner Partnerships through deed in lieu of foreclosure or through transfer of partnership interests of the borrower (in the case of Geary Courtyard), with the Owner Partnerships assuming the existing indebtedness, which resulted in significant valuation adjustments to the carrying values of these investments during 1991 and 1990. Although Fund III will use diligent efforts to recover its investment, it is probable that the full amount of BAC Holder invested capital, based on the original offering price of $25 per BAC, may not be recoverable on most of the bonds through net sale or refinancing proceeds as originally anticipated at the time of the BAC offerings. Consequently, in the absence of the proposed Merger, it may be advisable, with BAC Holder consent, to extend the maturity dates of the mortgage loans, which currently mature from 1999 through 2000. Pursuant to recently issued IRS regulations, Fund III can only extend mortgage loans for up to five years without triggering a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. An extension of the mortgage loan maturity dates beyond five years would be a deemed reissuance, and would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds.

  Base interest income on the mortgage loans is funded from property operations, certain borrowers' operating deficit guarantees, and reserves, if any, established at the time of closing on the acquisition of the Mortgage

Revenue Bonds. If base interest payments cannot be fully satisfied, Fund III GP evaluates various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure or foreclosure.

  Fund III invested in eight Federally tax-exempt Mortgage Revenue Bonds with an aggregate principal amount of $97,101,000 and made three working capital loans with an aggregate principal amount of $3,409,604. A description of the Mortgage Revenue Bonds and working capital loans held by Fund III is as follows:

                                                    PERMANENT
  MORTGAGED                              LOAN     LOAN MATURITY           CARRYING
PROPERTY NAME               NO. OF    ORIGINATION  FACE AMOUNT  MATURITY   VALUE
 AND LOCATION            RENTAL UNITS    DATE        (000'S)      DATE    (000'S)
- -------------            ------------ ----------- ------------- --------- --------
ETHAN'S GLEN IIA
 KANSAS CITY, MO........      242       8/18/88     $ 10,525    3/31/2000 $ 8,840
GEARY COURTYARD
 SAN FRANCISCO, CA (1)..      164       8/18/88       18,900    9/01/2000   8,706
OCEAN WALK
 KEY WEST, FL...........      296       1/27/89       19,826    4/01/2000  16,084
PACES RIVER 2
 ROCK HILL, SC (1)......      230       7/28/88        9,600    2/02/2000   7,842
REGENCY WOODS
 WEST DES MOINES, IA
  (1)...................      200       1/29/90        7,560    2/01/2000   4,812
VALLEY CREEK II
 WOODBURY, MN...........      177       2/21/89       10,100    7/01/2000   6,508
WASHINGTON RIDGE
 KNOXVILLE, TN..........      248      12/14/88       10,000    7/01/2000   7,642
WOODLANE PLACE
 WOODBURY, MN...........      216       9/16/88       14,000    1/01/1999  10,518
                            -----                   --------              -------
                            1,773                   $100,511              $70,952
                            =====                   ========              =======

- --------
(1) The amount listed under face amount of mortgage includes both the first lien tax-exempt loan and the second lien working capital loan.

  Prior to January 1, 1994, Fund III accounted for its investment in Mortgage Revenue Bonds in accordance with the American Institute of Certified Public Accountants (the "AICPA") "Notice to Practitioners--ADC Arrangements" (the "Notice"). Under the Notice, loans qualifying as ADC arrangements follow real estate or joint venture accounting policies if the lender effectively has the risks and rewards of an owner or investor in real estate. Generally, the lender has the same risks and rewards as an owner or investor if the borrower has little or no equity in the project and if the lender expects to participate in residual profits (as defined in the Notice) of the project. Further, if the lender is expected to receive over 50 percent of the expected residual profits from a project, the lender should account for the arrangement as real estate. As such, the Ocean Walk, Regency Woods, Valley Creek II, and Washington Ridge investments originally qualified as ADC arrangements and followed real estate accounting policies. However, Owner Partnerships received deeds in lieu of foreclosure on all of these investments, except Washington Ridge, from 1993 through 1995 and assumed the existing indebtedness.

  Also prior to January 1, 1994, investments in Mortgage Revenue Bonds and working capital loans were accounted for as real estate on the earlier of the date of ADC determination, deed in lieu of foreclosure, transfer of partnership interests, or in-substance foreclosure, and were recorded at the lower of (a) the carrying value of the Mortgage Revenue Bonds and working capital loans and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties were the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. Fund III GP determined the estimated fair value of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than carrying value, direct write-downs were recorded to establish a new basis for these assets.

Since the working capital loans are subordinate to the first mortgage loan on the properties, write-downs were first applied against the working capital loans and then against the Mortgage Revenue Bonds. As of January 1, 1994, Fund III's investment in working capital loans had been written down to zero.

  Subsequent to the recording of its investment as real estate, Fund III evaluated its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the AICPA Statement of Position 92-3 "Accounting for Foreclosed Assets". Fund III's net realizable value determination took into account the partnership's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If Fund III determined that its estimated net realizable value was less than the recorded investment in the property, an additional valuation adjustment was recorded if the decline was considered permanent.

  In May 1993, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale, and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Following such adoption, Fund III (as did others in the industry) continued to account for its investments in Mortgage Revenue Bonds as investments in real estate based on ADC determination or consolidation of the Owner Partnerships in accordance with the Commission's rules.

  In conjunction with the review of Fund III's 1995 financial statements by the Commission, Fund III agreed that it would account for all of its investments in Mortgage Revenue Bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in Mortgage Revenue Bonds are classified and accounted for as held to maturity securities and are carried at amortized cost because of Fund III's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994 is $1,455,253, $2,795,175 and $(6,678,675), respectively. Income per BAC as previously reported was $0.36, $0.70 and $0.61 for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively. Income (loss) per BAC as previously reported has been revised to $0.64, $1.23 and $(0.64) per BAC for the six months ended June 30, 1995 and the years ended December 31, 1995 and 1994, respectively. The impact on partners capital of adopting SFAS 115 for 1995 and 1994 is $(3,883,500) and $(6,678,675), respectively.

  As discussed above, Fund III accounted for its investment in Mortgage Revenue Bonds and working capital loans as real estate, until January 1, 1994, when the financial statements were restated to reflect implementation of SFAS
115. Net realizable value, prior to implementation of SFAS 115, was based on holding the assets for long-term income production--as such net realizable value only considered the recovery of Fund III's investments over time based on the properties' ability to generate sufficient cash flow to recover Fund III's investment over the long term. Based on the Commission's requirement that Fund III account for its Mortgage Revenue Bonds as debt securities, the implementation of SFAS 115 has a different accounting framework for evaluating realizability. In accordance with SFAS 115's provisions for held to maturity securities, Fund III evaluates the fair value of its Mortgage Revenue Bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. Since most of these bonds are in default, Fund III has concluded that permanent impairment has occurred. As such, the amount of permanent impairment is measured by Fund III's estimate of the Mortgage Revenue Bonds' fair value at January 1, 1994. Fund III has measured fair value as discussed below. This effect of adopting SFAS 115 is reflected as a cumulative effect of change in accounting for Mortgage Revenue Bonds in the statements of operations. On an ongoing basis, Fund III evaluates the permanent impairment; however, subsequent to January 1, 1994, Fund III did not recognize any impairment losses.

  Since all the underlying mortgage loans that secure the bonds are either in default or have been previously written down due to impairment, base interest and contingent interest on the Mortgage Revenue Bonds is recognized as revenue when collected.

  As of June 30, 1996, six properties collateralizing certain of the Mortgage Revenue Bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to Owner Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, Fund III obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). Fund III also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause Fund III to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Glen IIA and Ocean Walk transfers.

  In April 1991, the U.S. Supreme Court rendered a decision in the Cottage Savings case which could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision, on June 26, 1996, the IRS issued Final Regulations Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these regulations provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain future modifications of the mortgage loans which secure the Mortgage Revenue Bonds could be treated as a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that would have an adverse impact on the Mortgage Revenue Bonds. Even if issuer consents were obtained, all accrued and unpaid base interest on the existing mortgage loans would have to be written off. The write-off of accrued and unpaid base interest would not be recoverable upon ultimate disposition or payoff of the Mortgage Revenue Bond and the amounts written off would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Final Regulations Section 1.001-3 will become effective only with respect to modifications made on or after September 24, 1996. It is unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made to mortgage loans which secure the Mortgage Revenue Bonds. Fund III GP believes that the modifications which have already been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the Mortgage Revenue Bonds. However, there can be no assurance as to the tax-exempt status of the Mortgage Revenue Bonds.

  In March 1995, Fund III was notified by the Paces River 2 borrower that the property may not have been in compliance with the low to moderate income requirements under the tax-exempt bonds. The borrower had applied tenant certification criteria consistent with that used by state authorities. Further, state authorities had reviewed and approved the compliance on an annual basis. However, the borrower believed that certain technical aspects of the tenant certification criteria may not have been appropriately applied. The borrower met with the state authorities and determined the appropriate criteria. As of December 31, 1995, the borrower was in compliance with the requirements for tax-exempt status.

  Fund III GP's ongoing strategy has been to continue holding the Mortgage Revenue Bonds until the loan maturity dates. If the Merger proposal, as discussed below, is approved, the interests of the BAC Holders will be redeemed for cash. If the Merger proposal is not approved, in order to maximize the overall yield, Fund III GP may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the Mortgage Revenue Bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent Mortgage Revenue Bonds.

FINANCIAL CONDITION AND LIQUIDITY

  The primary sources of Fund III's future cash flows are expected to be from receipts of base interest on mortgage loans, which are dependent upon the net operating income of the properties. Therefore, Fund III's investment in the Mortgage Revenue Bonds and working capital loans is subject to the general risks inherent to the ownership of real property. These risks include reduction in rental income due to an inability to maintain occupancy levels, adverse changes in general economic conditions, and adverse changes in local conditions. Fund III GP expects that the properties transferred to Owner Partnerships will continue to generate sufficient cash flow to pay all operating expenses, meet escrow deposit requirements and pay some, but not all, of the base interest due to Fund III. Fund III has no material commitments for capital expenditures. However, in the event the Merger is terminated or abandoned under certain circumstances, Fund III will be liable for certain fees and expenses, as discussed in this Proxy Statement.

  Fund III expects to continue to make distributions to BAC Holders on a quarterly basis. The Fund III Merger Agreement stipulates that 1996 distributions cannot exceed ten cents per BAC per month. There are no other legal restrictions on Fund III's present or future ability to make cash distributions other than as set forth in the Fund III Merger Agreement. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of Fund III, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees were depleted during the first quarter of 1995, it is expected that distributions will be based primarily on cash flow from Fund III's operations. Cash flow from Fund III's operations consists of cash flow from six of the properties, plus specified interest payments from two properties and contingent interest from one property, supplemented by any available property reserves/borrower guarantees, less Fund III expenses. Fund III GP seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to Fund III from the borrowers operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of Fund III, Fund III GP expects the 1996 distribution to approximate $1.20 per BAC, the maximum amount stipulated in the Fund III Merger Agreement.

  The following distributions were paid or accrued to BAC Holders of record during the six months ended June 30, 1996 and 1995, and the years ended December 31, 1995, 1994 and 1993:

                                1996               1995               1994               1993
                          DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                            BAC HOLDERS        BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
                         ------------------ ------------------ ------------------ ------------------
QUARTER ENDED              TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
- -------------            ---------- ------- ---------- ------- ---------- ------- ---------- -------
March 31................ $1,577,480  $0.30  $1,577,480  $0.30  $2,103,307  $0.40  $2,106,988  $0.40
June 30.................  1,577,480   0.30   1,577,480   0.30   2,155,890   0.41   2,135,908   0.41
September 30............                     1,577,480   0.30   2,155,890   0.41   2,141,693   0.41
December 31.............                     1,577,482   0.30   2,155,890   0.41   2,160,097   0.41
                                            ----------  -----  ----------  -----  ----------  -----
  Total.................                    $6,309,922  $1.20  $8,570,977  $1.63  $8,544,686  $1.63
                                            ==========  =====  ==========  =====  ==========  =====

  Distributions to BAC Holders for the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993 were funded as follows:

                                                          FOR THE SIX MONTHS
                                                            ENDED JUNE 30,
                                                         ----------------------
                                                            1996        1995
                                                         ----------  ----------
Cash flow(1)............................................ $3,423,451  $3,378,151
Deposits to working capital/interest reserves...........   (236,301)   (191,001)
                                                         ----------  ----------
    Total cash available for distribution............... $3,187,150  $3,187,150
                                                         ==========  ==========
Distribution to:
  General Partner (1.01%)............................... $   32,190  $   32,190
                                                         ==========  ==========
  BAC Holders (98.99%).................................. $3,154,960  $3,154,960
                                                         ==========  ==========

                                          FOR THE YEARS ENDED DECEMBER 31,
                                          ---------------------------------
                                             1995        1994       1993
                                          ----------  ---------- ----------
Cash flow(1)............................. $6,647,350  $6,740,474 $7,132,542
Net (deposits to) withdrawals from
 working capital/interests reserves......   (273,048)  1,917,953  1,499,326(2)
                                          ----------  ---------- ----------
    Total cash available for distribu-
     tion................................ $6,374,302  $8,658,427 $8,631,868
                                          ==========  ========== ==========
Distributions to:
  General Partner (1.01%)................ $   64,380  $   87,450 $   87,182
                                          ==========  ========== ==========
  BAC Holders (98.99%)................... $6,309,922  $8,570,977 $8,544,686
                                          ==========  ========== ==========

- --------

(1) Defined in the Partnership Agreement of Fund III as (a) all revenues received by Fund III during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to Fund III from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of Fund III paid from reserves during the period, including any expenses paid to Fund III GP, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from Revenues during such period to discharge Fund III's partnership indebtedness, and (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Partnership Agreement is not to be construed as an alternative to operating income in accordance with generally accepted accounting principles (GAAP) as an indication of Fund III's operating performance.

(2) Excludes working capital loan advances and repayments of $153,000 and $83,939, respectively.

  Although distributions are paid on a quarterly basis, in July 1993, Fund III began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Fund III GP expects the distribution for the quarter ending September 30, 1996, to be approximately $0.30 per BAC, payable on November 14, 1996, or possibly earlier depending on the Merger closing date, to BAC Holders of record as of the last day in each month.

  Fund III's working capital reserves may be available for the ongoing costs of operating Fund III, for supplementing distributions to investors and for making working capital loans to the borrowers. As of June 30, 1996 and December 31, 1995 and 1994, the working capital reserves were $4,471,445, $4,235,144 and $3,846,520, respectively, both of which exceed Fund III's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by the Fund III GP. The surplus working capital reserve balance of approximately $753,000 as of June 30, 1996 may be used to supplement distributions to BAC Holders. Of the total distributions made during the six months ended June 30, 1996, and the years ended December 31, 1995, 1994 and 1993, $0, $0, $0, 1,917,953 and $1,499,326, respectively, were funded from the surplus working capital reserves.

  Fund III established interest reserves which represent Fund III GP's estimate of the total base interest on the investment in Mortgage Revenue Bonds and working capital loans to be deferred during the deferral period (generally, the project construction period), as defined by the respective loan agreements. The interest reserves also included debt service reserves established by Fund III for six mortgage loans. Funds in the interest reserves are invested in tax-exempt municipal bonds with terms similar to Fund III's marketable securities and are stated at their approximate market value. The interest reserves may be used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid to Fund III during the deferral period. Interest reserves were $298,750, $298,750 and $414,326 as of June 30, 1996 and December 31, 1995 and 1994, respectively. There were no interest reserves established during the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 or 1993. During the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993, amounts of $0, $115,576, $0 and $15,000, respectively, were transferred to working capital reserves to fund distributions to BAC Holders from the debt service reserve or used to fund distributions to BAC Holders from the deferred interest reserve.

  As of June 30, 1996, Fund III had cash and cash equivalents of $54,677, and unrestricted marketable securities of $1,552,569 and working capital invested in marketable securities of $4,471,445 and interest reserves invested in marketable securities of $298,750. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. Fund III has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the six months ended June 30, 1996 or 1995 and the years ended December 31, 1995 and 1994 as the cost for the tax-exempt municipal bonds approximated fair value throughout the respective periods.

  As of December 31, 1995, Fund III had aggregate investments in marketable securities (including those held in working capital and interest reserves) with the following maturities:

              AMOUNT   MATURITY
              ------   --------
            $  900,632 Within one year
             1,030,711 Between one and five years
               690,000 Between five and ten years
             3,126,123 After ten years
            ----------
            $5,747,466
            ==========

  In December 1991, the FASB issued Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (SFAS 107). This statement requires the disclosure of fair value information about financial instruments for which it is practicable to estimate that value. Fund III implemented SFAS 107 in 1995. Fund III has determined that the carrying amount of its cash and cash equivalents approximate fair value. The estimated fair value of marketable securities and working capital/interest reserves invested in marketable securities are based on the quoted market prices of these instruments at December 31, 1995. The estimated fair value of the Mortgage Revenue Bonds is based upon the redemption amount relating to the Mortgage Revenue Bonds under the First Amended and Restated Fund III Merger Agreement.

  The following table presents information on Fund III's financial instruments:

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                (000'S)           (000'S)
                                           ----------------- -----------------
     Cash and cash equivalents............      $   188           $   188
     Marketable securities................        1,214             1,211
     Working capital reserves invested in
      marketable securities...............        4,235             4,228
     Interest reserves invested in
      marketable securities...............          299               298
     Mortgage revenue bonds...............       70,952            73,896

  Fund III closely monitors its cash flow and liquidity position in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Fund III's net cash provided by operating activities, which consisted primarily of receipt of base interest on mortgage loans for the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994, was adequate to support operating, investing and financing requirements and declared distributions to BAC Holders and Fund III GP. Cash and cash equivalents decreased during the six months ended June 30, 1996 due to deposits to working capital reserves. Fund III estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses and make distributions to BAC Holders and Fund III GP. Distributions to BAC Holders may be supplemented by withdrawals from working capital and interest reserves, as discussed above.

RESULTS OF OPERATIONS

  Fund III's net income for the six months ended June 30, 1996 increased approximately $83,000 or 2% from the corresponding period in 1995 primarily due to an increase in interest from Mortgage Revenue Bonds of approximately $493,000, resulting principally from the receipt of interest due to the release of $105,000 in excess tax and insurance reserves relating to three of the underlying properties during the first quarter of 1996. Also contributing to the increase in interest from mortgage revenue bonds was an increase in rental rates and occupancy levels at most of the underlying properties, as discussed above. Contributing to the increase in net income was a decrease in general and administrative expenses of approximately $58,000 primarily due to decreased payroll costs during 1996 and foreclosure expenses incurred during the three months ended June 30, 1995. Partially offsetting the increase in net income was an increase in Merger related expenses of $468,000 as discussed above. There were no material increases or decreases in the Fund III's remaining income or expenses for the six months ended June 30, 1996.

  Fund III's net income for 1995 increased approximately $9.9 million from 1994 primarily due to the cumulative effect of change in accounting for Mortgage Revenue Bonds of approximately $10.2 million in 1994, as discussed above. Contributing to the increase in net income was an increase in interest from Mortgage Revenue Bonds and working capital loans of approximately $158,000 resulting principally from an increase in occupancy and rental rates at certain of the underlying properties. Partially offsetting the increase in interest from Mortgage Revenue Bonds and working capital loans was a decrease in interest from Regency Woods due to the borrower's default on the working capital loan, as discussed below. Partially offsetting the increase in net income were 1995 Merger related expenses of approximately $339,000, including fees incurred by Fund III for an independent fairness opinion in connection with the consideration to be received by BAC Holders in the proposed Merger, as previously discussed. There were no material increases or decreases in Fund III's remaining income or expenses.

  Fund III's net loss for 1994 increased approximately $6.0 million from 1993 primarily due to the cumulative effect of change in accounting for Mortgage Revenue Bonds of approximately $10.2 million in 1994, as discussed above. Contributing to the increase in net loss was a decrease in other interest income of approximately $131,000 resulting from less cash available for short-term investments. Partially offsetting the increase in net loss was an increase in income from investments of $4.1 million due to the reclassification of all of the Mortgage Revenue Bonds and working capital loans from real estate to securities and loans, respectively, as discussed above. The 1993 income from investments was limited to the underlying properties' net rental income. Actual interest received by Fund III from the borrowers decreased approximately $379,000 in 1994 from 1993 primarily due to an increase in non-recurring repairs and maintenance, payroll expense and marketing fees at certain underlying properties. Also partially offsetting the increase in net loss was a decrease in general and administrative expenses and professional fees of approximately $170,000 primarily related to loan workout negotiations in 1993 concerning Paces River 2 and the transfer of the deed of Ocean Walk. There were no material increases or decreases in Fund III's remaining income or expenses.

  In March 1993, Fund III finalized a three-year workout agreement (the "Workout") with Paces River 2. The balance of the borrower's guarantee amount has been paid in full. The Workout required the borrower to pay the base interest on the tax-exempt loan in full on a monthly basis, while allowing all or a portion of the interest on the working capital loan to accrue (the amount adjusted annually). Upon the occurrence of a monetary default during the term of the Workout, Fund III could direct the release of the deed currently held in escrow to be recorded in lieu of foreclosure. The borrower has complied with the terms of the Workout, which expired in March 1996. Effective April 1996, Paces River 2 is required to pay full base interest on both the tax-exempt loan and the working capital loan.

  Shortfalls in interest payments from Regency Woods were being paid from draws on a $250,000 irrevocable letter of credit. Fund III drew down the full amount remaining under the letter of credit in January 1995, resulting in the default by the borrower on the working capital loan. The borrower transferred the property by deed in lieu of foreclosure to an Owner Partnership as of February 28, 1995.

  In the fourth quarter of 1994, Washington Ridge informed Fund III that the debt service coverage requirement had been met. Upon review of documentation from the borrower's independent accounting firm, Fund III GP released the operating deficit guarantee on March 30, 1995. Contingent interest is being paid on a quarterly basis.

  In March 1994, Fund III was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The Owner Partnerships hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the costs associated with the correction of the drainage problem are expected to be at least $600,000, and will not be covered by the property's insurance carrier. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these capital improvements may be provided from the borrowers existing replacement reserves, future property cash flow, and/or a loan to the borrower from the working capital reserves of Fund III. Fund III has joined with the borrower's insurance carrier in a lawsuit against the original architect and general contractor of Woodlane Place. Fund III has joined on a contingent basis, with no legal fees being incurred unless Fund III receives a settlement or judgment, and with other legal expenses estimated to be less than $20,000. All depositions have been taken, and the lawsuit is currently in discovery mode. There is no assurance that Fund III will receive any funds as a result of this lawsuit.

  Presented below is a summary of base interest payments for the six months ended June 30, 1996 and 1995 and the years ended December 31, 1995, 1994 and 1993 that are due to Fund III from the borrowers.

                                           FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST      UNPAID
                         INTEREST DUE(1)   OPERATIONS(3)     SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Glen IIA........   $  460,469        $  507,164        $    --     $  (46,695)  $   274,567
Geary Courtyard.........      870,300           452,000             --        418,300     6,140,803
Ocean Walk..............      887,214           882,120             --          5,094     1,471,510
Paces River 2...........      384,513           472,876             --        (88,363)      108,996
Regency Woods...........      346,730           259,600             --         87,130       357,180
Valley Creek II.........      459,550           378,598             --         80,952       788,295
Washington Ridge........      437,500           437,500             --             --        72,917
Woodlane Place..........      703,500           622,542             --         80,958     2,743,366
                           ----------        ----------        -------     ----------   -----------
                           $4,549,776        $4,012,400        $    --     $  537,376   $11,957,634
                           ==========        ==========        =======     ==========   ===========
                                           FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST      UNPAID
                         INTEREST DUE(1)   OPERATIONS(4)     SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Glen IIA........   $  460,469        $  391,352        $    --     $   69,117   $   224,342
Geary Courtyard.........      870,300           347,000             --        523,300     5,267,203
Ocean Walk..............      887,214           871,546             --         15,668     1,356,497
Paces River 2...........      384,513           420,147             --        (35,634)      188,222
Regency Woods...........      346,730           203,762         17,834        125,134       182,922
Valley Creek II.........      459,550           340,940             --        118,610       629,216
Washington Ridge........      437,500           437,500             --             --        72,917
Woodlane Place..........      703,500           442,834             --        260,666     2,470,552
                           ----------        ----------        -------     ----------   -----------
                           $4,549,776        $3,455,081        $17,834     $1,076,861   $10,391,871
                           ==========        ==========        =======     ==========   ===========

                                            FOR THE YEAR ENDED DECEMBER 31, 1995
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST      UNPAID
                         INTEREST DUE(1)  OPERATIONS(3,4)    SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Glen IIA........   $  920,937        $  754,900       $     --     $  166,037   $   321,262
Geary Courtyard.........    1,740,600           762,000             --        978,600     5,722,503
Ocean Walk..............    1,774,427         1,648,840             --        125,587     1,466,416
Paces River 2...........      769,025           795,522             --        (26,497)      197,359
Regency Woods...........      693,458           463,362         17,834        212,262       270,050
Valley Creek II.........      919,100           722,363             --        196,737       707,343
Washington Ridge........      875,000           875,000             --             --        72,917
Woodlane Place..........    1,407,000           954,478             --        452,522     2,662,408
                           ----------        ----------       --------     ----------   -----------
                           $9,099,547        $6,976,465       $ 17,834     $2,105,248   $11,420,258
                           ==========        ==========       ========     ==========   ===========
                                            FOR THE YEAR ENDED DECEMBER 31, 1994
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST      UNPAID
                         INTEREST DUE(1)     OPERATIONS      SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Glen IIA........   $  920,937        $  776,803       $ 16,053     $  128,081   $   155,225
Geary Courtyard.........    1,740,600           601,329             --      1,139,271     4,743,903
Ocean Walk..............    1,774,427         1,571,022         35,838        167,567     1,340,829
Paces River 2...........      769,025           743,314             --         25,711       223,856
Regency Woods...........      693,458           544,268        149,190             --        57,788
Valley Creek II.........      919,100           614,332             --        304,768       510,606
Washington Ridge........      875,000           875,000             --             --        72,917
Woodlane Place..........    1,407,000           979,747             --        427,253     2,209,886
                           ----------        ----------       --------     ----------   -----------
                           $9,099,547        $6,705,815       $201,081     $2,192,651   $ 9,315,010
                           ==========        ==========       ========     ==========   ===========
                                            FOR THE YEAR ENDED DECEMBER 31, 1993
                         ---------------------------------------------------------------------------
                                                            BASE INTEREST
                                         BASE INTEREST PAID   PAID FROM   CURRENT BASE  CUMULATIVE
                          CURRENT BASE    FROM PROPERTIES'  NON-OPERATING   INTEREST      UNPAID
                         INTEREST DUE(1)     OPERATIONS      SOURCES(2)     NOT PAID   BASE INTEREST
                         --------------- ------------------ ------------- ------------ -------------
Ethan's Glen IIA........   $  920,937        $  811,075       $159,463     $  (49,601)  $    27,144
Geary Courtyard.........    1,740,600           687,267             --      1,053,333     3,604,632
Ocean Walk..............    1,774,427         1,560,048             --        214,379     1,173,262
Paces River 2...........      769,025           706,634        142,848        (80,457)      198,145
Regency Woods...........      673,303           538,836        134,467             --        57,788
Valley Creek II.........      919,100           554,970        234,883        129,247       205,838
Washington Ridge........      875,000           875,000             --             --        72,917
Woodlane Place..........    1,407,000           880,463             --        526,537     1,782,633
                           ----------        ----------       --------     ----------   -----------
                           $9,079,392        $6,614,293       $671,661     $1,793,438   $ 7,122,359
                           ==========        ==========       ========     ==========   ===========

- --------
(1) Fund III charges the borrowers interest on unpaid base interest, which, totaled $616,961 and $492,361 for the six months ended June 30, 1996 and 1995, respectively, and $1,050,137, $803,279 and $518,381 for the years ended December 31, 1995, 1994 and 1993, respectively.

(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or funds from the general partners of the borrowers.

(3) Amounts received by Fund III in January 1996 from the release of excess tax and insurance reserves relating to 1995 are included in base interest paid from properties operations for the six months ended June 30, 1996. Such amounts received from Ethan's Glen IIA, Paces River 2 and Woodlane Place totaled $70,000, $12,000 and $23,000, respectively.

(4) Excludes contingent interest of $46,747 and $70,549 received by Fund III from Washington Ridge during the six months ended June 30, 1995, and the year ended December 31, 1995, respectively.

  Contingent interest is payable quarterly on an estimated basis, in arrears but only to the extent of available net cash flow, if any, and is recognized as revenue when collected. Contingent interest due as of June 30, 1996 and December 31, 1995 amounted to $41,067,109 and $37,635,033, respectively. Fund III received contingent interest of $46,747 from Washington Ridge during the six months ended June 30, 1995. No contingent interest was received during six months ended June 30, 1996.

                                  LITIGATION

  On September 22, 1995, Irving Zakin commenced the Zakin Action as a putative class action against Messrs. William Dockser and, H. William Willoughby, CRI, the General Partners, the Assignor Limited Partners, CAPREIT and each of the Funds (collectively, the "Defendants") in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14558). The complaint alleges, among other things, that the price offered to the BAC Holders in the Mergers at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit seeks to enjoin the Transaction Proposals, damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the price paid to the BAC Holders and consider unspecified alternatives to the Transaction Proposals.

  On October 5, 1995, David and Johanna Wingard commenced (the "Wingard Action"), a second putative class action, against the Defendants in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

  The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders.

  On January 31, 1996, the defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the Zakin and Wingard Actions memorialized in the Memorandum of Understanding, dated as of such date. In accordance with the Memorandum, the Merger Agreements were amended on January 31, 1996, to provide that (a) the aggregate cash consideration to be paid to the BAC Holders was increased by $8.5 million from $150.0 million to $158.5 million (subject to adjustment up or down based upon available cash), and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI was reduced to no more than $2,000,000 as compared with $4,023,000 provided for in the original Merger Agreements. The defendants also agreed that they would not object to an application for attorneys' fees and reimbursement of out-of-pocket expenses of plaintiffs' counsel for up to 20% of the improved Merger consideration negotiated by them with such fees and expenses as are awarded by the Court to plaintiffs' counsel to be paid from the improved Merger consideration negotiated by them. Counsel for the plaintiffs and experts retained by them have reviewed voluminous documents relating to the Mergers, including this Preliminary Proxy Statement, and have taken depositions of representatives of the General Partners and CAPREIT and Oppenheimer.

  On May 16, 1996, the defendants and the plaintiffs filed the Stipulation and Agreement of Settlement with the Chancery Court, and sought preliminary approval of the putative classes (the "Class") and approval of a form of notice to the Class of the proposed Settlement. The Stipulation of Settlement contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers. The Stipulation of Settlement also permits plaintiffs to terminate the proposed Settlement if, in their opinion, a superior financial offer is presented for the Funds.

  On August 13, 1996, following further negotiations between counsel for the plaintiffs and the defendants and the failure of Dominium to come forward with a firmly committed acquisition proposal superior to CAPREIT's by the dates specified by Dominium itself for delivery of an offer, CAPREIT agreed with plaintiffs' counsel to increase the aggregate Redemption Prices being offered by it to the BAC Holders by $2,000,000 and the parties entered into an amendment to the Stipulation of Settlement pursuant to which CAPREIT agreed to so increase the Redemption Prices and plaintiffs' counsel agreed to support the Stipulation of Settlement, as improved by the amendment, notwithstanding any actions Dominium has taken or in the future may take.

  On August 14, 1996, at the fairness hearing on the Stipulation of Settlement, as amended, in the Zakin and Wingard Actions, the Delaware Court of Chancery certified the class of BAC Holders, found that the proposed settlement was fair, reasonable, adequate and in the best interests of the BAC Holders, approved the Stipulation of Settlement, awarded to plaintiffs' counsel fees in the amount of $2 million and entered a final judgment dismissing the actions. The 30-day period to appeal the final judgment expired with no appeal being taken.

  Martin C. Schwartzberg, formerly a general partner of Fund I-II GP, is a former shareholder and executive officer of CRI who retired from CRI as of January 1, 1990. In connection therewith, he relinquished his general partner duties for all CRI-sponsored partnerships, including those of Fund I-II GP. In the fall of 1995, Mr. Schwartzberg publicly stated that he would oppose the Mergers until the Funds made their financial statements and the financial statements of the Owner Partnerships publicly available. The financial statements of the Funds are included in this Proxy Statement. The financial statements of the Owner Partnerships were filed as exhibits to Current Reports on Form 8-K, filed with the Commission by each of the Funds on March 25, 1996. As discussed below, Mr. Schwartzberg has since reviewed the requested information and has determined to support the Mergers and vote his BACs in favor of the Transaction Proposals. See "SECURITY OWNERSHIP OF BENEFICIAL HOLDERS AND MANAGEMENT".

  On November 9, 1995, CRI filed a complaint seeking declaratory relief in the Circuit Court for Montgomery County, Maryland against Capital Management Strategies, Inc. ("CMS"), a company controlled by Mr. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an Asset Management Agreement. CMS answered the complaint on January 10, 1996, but asserted no counterclaims. Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of 125 private partnerships sponsored by CRI.

  On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Circuit Court for Montgomery County, Maryland, against CRI and Messrs. Dockser and Willoughby alleging, among other things, (i) that CRI and Messrs. Dockser and Willoughby have breached an Asset Management Agreement pursuant to which Mr. Schwartzberg's company, CMS, agreed to perform limited functions related to property-level issues for a portion of CRI's subsidized housing portfolio (but not properties securing the Mortgage Revenue Bonds) by reducing the proposed budget for 1996, (ii) that the actions of CRI and Messrs. Dockser and Willoughby in connection with the Mergers involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg, and (iii) that the actions in connection with the merger of CRIIMI Mae Inc. in June 1995 involved self-interest and led in part to the proposed reduction of the Asset Management Agreement budget. Neither of the Funds nor the General Partners was named as a defendant in this action, and Mr. Schwartzberg did not allege that he was a BAC Holder. Messrs. Dockser and Willoughby entered an answer denying all of Mr. Schwartzberg's claims and moved to dismiss or strike the allegations concerning the Funds and CRIIMI Mae Inc. Messrs. Dockser and Willoughby publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

  On February 8, 1996, CRI and Messrs. Dockser and Willoughby filed an Amended Complaint for Injunctive, Declaratory and Other Relief and Payment of Damages against Mr. Schwartzberg and CMS. In addition to claims for damages and declaratory relief, CRI and Messrs. Dockser and Willoughby also sought preliminary and permanent injunctive relief against Mr. Schwartzberg and CMS requiring them to turn over books and records relating to the Asset Management Agreement, prohibiting them from interfering in the transfer of asset management duties from CMS to another entity, prohibiting the disclosure of confidential information of CRI, prohibiting them from making false and misleading statements to investors and prohibiting the further solicitation of consents from investors.

  On February 12, 1996, the Montgomery County Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from using or disclosing information made confidential under the Asset Management Agreement. Despite the Court's injunction, Mr. Schwartzberg made use of confidential information gained through CMS's participation as a party under the Asset Management Agreement. As a result, CRI petitioned the Circuit Court for an Order to Show Cause why Mr. Schwartzberg and CMS should not be held in contempt of the Court's February 12, 1996 Order. A hearing was held on April 3, 1996, and on April 19, 1996, the Court issued an opinion and order which found Mr. Schwartzberg and CMS in contempt. The Court ordered

Mr. Schwartzberg and CMS to desist from any further use of investor lists in their possession and to surrender the investor lists to CRI forthwith. The Court also fined CMS $5,000 for violating its order. Pursuant to the resolution of disputes with Mr. Schwartzberg described below, on motion by CMS and Mr. Schwartzberg, without opposition by CRI, the Court vacated its order for the payment of a $5,000 fine. All parties were enjoined from referring to the order or the rulings of the court as supporting the position of any party in any communication to investors relating to the solicitation of votes establishing the identity of the managing general partner of such partnerships.

  Mr. Schwartzberg and CMS appealed the Court's April 19, 1996 order to the Maryland Court of Special Appeals. Contemporaneously with filing their appeal, Mr. Schwartzberg and CMS moved for a stay of the April 19, 1996 order. On April 30, 1996, the Court of Special Appeals issued an order which stayed the April 19, 1996 order, but only as it related to the $5,000 fine and turning over the investor lists. The Court of Special Appeals did not stay the prohibition against using the investor list pending appeal.

  In response to Mr. Schwartzberg's consent solicitations, CRI filed 27 actions regarding different CHP partnerships in the District of Columbia Superior Court. The first seven actions were filed as Complaints for Declaratory Relief in response to Mr. Schwartzberg's claims that he had the requisite number of consents necessary to become Managing General Partner of those 27 CHPs. In one of the declaratory judgment actions, the Court granted Mr. Schwartzberg's request for injunctive relief enjoining CRI from interfering with Mr. Schwartzberg's actions as Managing General Partner of the partnership and required CRI to turn over the books and records of the partnership to Mr. Schwartzberg. Subsequently, the Court at CRI's request compelled arbitration with respect to 19 of the CHPs.

  On February 15, 1996, Mr. Schwartzberg filed suit in the New Castle County, Delaware Chancery Court against the General Partners (No. 14837) alleging that he had made demands upon the General Partners, in his capacity as a general and limited partner of Fund I-II GP and as a limited partner of Fund III GP, to inspect and obtain copies of the BAC Holder lists and other documents and that his demands were rejected. On February 23, 1996, the General Partners answered the complaint, admitting that his demands have been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. Following a hearing on March 6 and 7, 1996, on June 7, 1996, the Chancery Court denied Mr. Schwartzberg's request for relief, holding that Mr. Schwartzberg's request was for an "improper purpose" under Delaware law.

  On February 16, 1996, the Funds, together with the General Partners, CRI, and CAPREIT filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York, No. 96 Civ. 1186 (LAK). The complaint alleged that Mr. Schwartzberg is engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued. On March 18, 1996, the District Court enjoined Mr. Schwartzberg from (1) making any further solicitation of BAC Holders within the meaning of Section 14(a) of the Exchange Act without complying with Regulation 14A under the Exchange Act, and
(2) committing any violation of Rule 14a-9 promulgated under the Exchange Act (regarding false or misleading statements) in connection with any solicitation relating to the Funds.

  On March 18, 1996, Mr. Schwartzberg filed a counterclaim against the General Partners alleging that three press releases issued by the General Partners and the Funds constituted solicitations in violation of the Exchange Act and that they were false and misleading. The counter-defendants denied the allegations. On April 23, 1996, the Court denied Mr. Schwartzberg's motion for an injunction. The Court held that an injunction was unwarranted, given the scope and extent of Mr. Schwartzberg's prospects for succeeding on the merits, and the fact he could show neither a sufficient threat of irreparable injury nor a balance in his favor of the hardships associated with granting or denying an injunction.

  Pursuant to the resolution of the various disputes between Mr. Schwartzberg, and CRI and its affiliates, the actions in the United States District Court for the Southern District of New York were dismissed with prejudice and the injunction against Mr. Schwartzberg was dissolved on August 8, 1996. All other pending litigation between Mr. Schwartzberg and CRI, Mr. Dockser, and Mr. Willoughby is to be dismissed.

  After extensive review of the Merger Agreements, the Funds' financial statements and other materials and pursuant to the terms of the agreement between CAPREIT and Mr. Schwartzberg and CMS (the "CAPREIT Agreement"), Mr. Schwartzberg has advised CAPREIT, the General Partners and the Funds that he and his family members and entities under his control (the "Schwartzberg Entities") will vote their BACs in favor of each of the Transaction Proposals and in accordance with the recommendations of the General Partners. In connection therewith, the Schwartzberg Entities have agreed to grant to CAPREIT an irrevocable proxy to vote their interests in the Funds. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

  The Schwartzberg Entities have agreed not to attempt to (i) dispose of or acquire any interest in the Funds or join or participate with any group seeking to do the same, (ii) solicit proxies or participate in a solicitation in opposition to the Mergers, in opposition to the recommendations of the General Partners with respect to the Mergers, or to remove the General Partners or seek have himself or his designee become a general partner of the Funds, (iii) make any public statements in opposition to the Mergers, (iv) make any public statements with respect to, or offer, solicit, or submit a proposal relating to any acquisition of all or part of the assets of the Funds, any merger, consolidation or combination with the Funds, or the admission of new general partners into the Funds.

  In addition, Mr. Schwartzberg disclosed that he has had discussions with Lennar Corp. regarding the terms of the offer and the submission of a competing bid. Lennar Corp. declined to submit a competing offer to the Funds and has entered into a confidentiality and standstill agreement with CAPREIT regarding the Mergers and the Funds.

  Provided that the Schwartzberg Entities comply with the terms of the CAPREIT Agreement, CAPREIT is obligated to cause to be paid into escrow the aggregate amount of $867,000 in four installments over a three year period. These funds will be used for the partial payment of Mr. Schwartzberg's counsel and consultants in connection with their review of the Merger Agreements, drafts of this Proxy Statement, financial information of the Funds, Fund partnership documents, Delaware-related claims, and other documents. CRI will provide CAPREIT with $400,000 in respect of CAPREIT's obligations under the CAPREIT Agreement, counsel for the plaintiffs in the Zakin and Wingard Actions will provide $100,000 in respect of such payments and Mr. Schwartzberg will provide $33,500 of such payments. No such payments other than the first installment will be paid into escrow until the Mergers have been consummated and each of the payments is contingent upon there having been no defaults on the part of the Schwartzberg Entities or under the third party standstills in respect thereof.

  The Schwartzberg Entities are personally liable to CAPREIT for any breaches occasioned by them of the CAPREIT Agreement. Mr. Schwartzberg has covenanted to CAPREIT that he will maintain a net worth of at least $3.5 million through December 31, 2002. In the event that the Schwartzberg Entities are in default under the CAPREIT Agreement as a result of a violation of a third party standstill agreement, Mr. Schwartzberg shall pay CAPREIT liquidated damages in accordance with the terms of the CAPREIT Agreement.

  The agreement between Mr. Schwartzberg, CMS and CRI (the "CRI Agreement"), in addition to providing that Mr. Schwartzberg will not oppose the Mergers, also provides for a settlement of all disputes between CRI and Schwartzberg, including, but not limited to, the disputes involving the CHPs. As part of the CRI Agreement, Mr. Schwartzberg will be designated as managing general partner of 12 of the CHPs and CRI will remain the managing general partner of the remainder of 113 CHPs. Messrs. Dockser, Willoughby and Schwartzberg will each equally share in any residuals and disposition fees generated by the assisted housing portfolio (properties which are not owned by or related to the Funds) with Schwartzberg to receive a guaranteed share of disposition fees of $125,000 semi-annually from 1997 to 2002. CAPREIT will be responsible for guaranteeing some of these fees from January 1, 2001 through June 30, 2002.

  As part of the CRI Agreement, Schwartzberg and CRI, have all agreed not to take any actions which might interfere with each others' businesses. Schwartzberg has also retracted any derogatory statements that he previously made about CRI and its principals and the Mergers and has promised not to make any similar statements in the future. As security for these agreements, Schwartzberg assigned certain of his partnership interests to CRI and pledged the distributions, residuals and other fees that he receives from other partnerships to CRI. Additionally, CRI agreed to cause the partnerships that own property covered by certain property management agreements to keep their management agreements in force until June 30, 2002 and to pay Schwartzberg certain amounts if such management agreements are terminated prior to that date under certain conditions. CAPREIT has also agreed to make certain payments (not to exceed $100,000) to Schwartzberg in the event that those management agreements are terminated. Although the CRI Agreement provides that it is legally binding, that agreement contemplates execution of a more detailed agreement (referred to as the Definitive Agreement) and the exchange of full general releases between Mr. Schwartzberg and CRI, and Messrs. Dockser and Willoughby.

                            MANAGEMENT OF THE FUNDS

  The Funds have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and current executive officers of CRI, the corporate general partner of the General Partners. The business address of each of the persons listed below is CRI, Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

  William B. Dockser, 59, Chairman of the Board and Treasurer of CRI and a Director since 1974. Prior to forming CRI, he served as President of Kaufman and Broad Asset Management, Inc., an affiliate of Kaufman and Broad, Inc., which managed a number of publicly held limited partnerships created to invest in low and moderate income multifamily apartment complexes. For a period of 2 1/2 years prior to joining Kaufman and Broad, he served in various positions at HUD, culminating in the post of Deputy FHA Commissioner and Deputy Assistant Secretary for Housing Production and Mortgage Credit, where he was responsible for all federally insured housing production programs. Before coming to Washington, Mr. Dockser was a practicing attorney in Boston and also was a special Assistant Attorney General for the Commonwealth of Massachusetts. He holds a Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree, cum laude, from Harvard University. He is also Chairman of the Board of CRIIMI Mae Inc., CRIIMI, Inc., and CRI Liquidating REIT, Inc.

  H. William Willoughby, 50, President, Secretary and a Director of CRI since January 1990 and Senior Executive Vice President, Secretary and a Director of CRI from 1974 to 1989. He is principally responsible for the financial management of CRI and its associated partnerships. Prior to joining CRI in 1974, he was Vice President of Shelter Corporation of America and a number of its subsidiaries dealing principally with real estate development and equity financing. Before joining Shelter Corporation, he was a Senior Tax Accountant with Arthur Andersen & Co. He holds a Juris Doctorate degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota. He is also a Director and executive officer of CRIIMI Mae Inc., CRIIMI, Inc. and CRI Liquidating REIT, Inc.

  Ronald W. Thompson, 49, Group Executive Vice President-Hotel Asset Management. Prior to joining CRI in 1985, he was employed at the Hyatt Organization where he most recently served as the General Manager of the Hyatt Regency in Flint, Michigan. During his nine year tenure with Hyatt, he held senior management positions with the Hyatt Regency in Dearborn, Michigan, the Hyatt in Richmond, Virginia, the Hyatt in Winston-Salem, North Carolina and the Hyatt Regency in Atlanta, Georgia. Before joining Hyatt, Mr. Thompson worked in London, England for the English Tourist Board as well as holding management positions in Europe, Australia, and New Zealand in the hotel industry. Mr. Thompson received his education in England where he received a business degree in Hotel Administration from Winston College.

  Susan R. Campbell, 37, Senior Vice President-CRI Realty Services. Prior to joining CRI in March 1985, she was a budget analyst for the B.F. Saul Advisory Company. She holds a Bachelor of Science degree in business from the University of Maryland.

  Melissa Cecil Lackey, 40, Senior Vice President and General Counsel. Prior to joining CRI in 1990, she was associated with the firms of Zuckerman, Spaeder, Goldstein, Taylor & Kolker in Washington, D.C. and Hirsch & Westheimer in Houston, Texas. She holds a Juris Doctorate from the University of Virginia School of Law and a Bachelor of Arts degree from the College of William & Mary.

                    THE MERGER PARTNERSHIPS AND CAPREIT GP

  The Merger Partnerships are Delaware limited partnerships which were created during August 1995 solely for the purpose of effecting the Mergers. CAPREIT GP is a Delaware corporation formed during September 1996 for the sole purpose of acquiring the general partner interest of each of the General Partners and serving as the general partner of the Funds and conducts no other business. CAPREIT, the general partner of the Merger Partnerships and the owner of all of the outstanding capital stock of CAPREIT GP, is a self-managed, self-administered private real estate investment trust incorporated under the laws of Maryland. It currently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that it owns, CAPREIT manages another 8,942 apartments (including most of the apartments owned by the Owner Partnerships) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of each of the Merger Partnerships.

  The Merger Partnerships, CAPREIT and CAPREIT GP each has executive offices at 11200 Rockville Pike, Rockville, Maryland 20852.

  AP CAPREIT, a Delaware limited partnership, holds 99.83% of the outstanding capital stock of CAPREIT. Substantially all of the interests in AP CAPREIT are held by AREIF, a private real estate investment fund, the general partner of which is Apollo. Apollo has executive offices at 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  By effecting the Mergers and the Financing and acquiring ownership of certain of the underlying properties which secure the Mortgage Revenue Bonds, which include 14 properties currently managed by CAPREIT Residential under management contracts with the Owner Partnerships, CAPREIT is seeking to guarantee its continued management of such properties, strengthen its competitive position by integrating these properties with its current housing portfolio which is located, for the most part, in the same geographic areas as these properties, and replace existing indebtedness on certain of the properties owned by its affiliates with lower cost financing.

  None of CAPREIT, CAPREIT GP, the Merger Partnerships or Apollo own any BACs. Except as otherwise disclosed in this Proxy Statement, none of CAPREIT, CAPREIT GP, the Merger Partnerships or Apollo entered into, or was within the past year a party to, any contract, arrangement or understanding with any person with respect to any of the securities of the Funds. Except for certain property management contracts between CAPREIT Residential and certain CRI-related entities, none of CAPREIT, CAPREIT GP, the Merger Partnerships or Apollo have any arrangement or understanding with any person with respect to any future employment by the Funds or their affiliates or with respect to any future transactions to which the Funds or any of their affiliates will or may be a party.

             MANAGEMENT OF THE MERGER PARTNERSHIPS AND CAPREIT GP

  The Merger Partnerships have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and senior executive officers of CAPREIT, the general partner of the Merger Partnerships and the owner of all of the outstanding capital stock of CAPREIT GP. The business address of each of the persons listed below is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852, unless otherwise indicated.

  Richard L. Kadish, 52, President, Chief Executive Officer and a Director of CAPREIT and CAPREIT GP. Mr. Kadish oversees and directs all business affairs of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Kadish was Group Executive Vice President--Multifamily Acquisitions for CRI where he had served in various positions since 1978. See "SPECIAL FACTORS--Certain Relationships and Related Transactions". Prior to 1978, he served as a Deputy Attorney General of the State of New Jersey, where he was counsel to the Division of Local Finance and Housing and Urban Renewal. He then served as counsel to the New Jersey Housing Finance Agency (now New Jersey Housing and Mortgage Finance Agency) and later was appointed as the Deputy Executive Director of the New Jersey Housing Finance Agency. Mr. Kadish is a member of the American Bar Association and the New Jersey Bar Association and is a director of both the National Housing & Rehabilitation Association and the National Multi Housing Council. He holds Juris Doctorate and Master of Arts degrees from Rutgers University and a Bachelor of Arts degree from the University of Pennsylvania.

  Bruce A. Esposito, 41, Chief Financial Officer and a Senior Vice President of CAPREIT and CAPREIT GP. As CFO, Mr. Esposito is principally responsible for the administration of all financial affairs of CAPREIT. Prior to joining CAPREIT in April, 1994, Mr. Esposito was a Senior Engagement Manager with Coopers & Lybrand, dealing principally with clients in the real estate industry with concentrations in real estate investment trusts, SEC reporting matters and initial public offerings. Mr. Esposito holds a Master of Business Administration degree and Bachelor of Science degree from the University of Maryland and is a Certified Public Accountant.

  Jeffrey A. Goldshine, 43, Director of Management Operations and a Senior Vice President of CAPREIT and a Senior Vice President of CAPREIT GP. Mr. Goldshine is principally responsible for directing the property management affairs of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Goldshine was President and Chief Operating Officer of Artery Property Management, Inc., where he was responsible for all operations of a portfolio of 30 properties of 12,000 apartments. Prior to joining Artery in 1984, Mr. Goldshine held supervisory positions in property management with Kay Management Company, Inc., Charles E. Smith Management, Inc. and Arlen Realty, Inc. Mr. Goldshine is a Certified Property Manager (CPM) affiliated with the Institute of Real Estate Management (IREM). Mr. Goldshine holds a Bachelor of Arts degree from George Washington University.

  Ernest L. Heymann, 34, Director of Acquisitions and Strategic Planning and Senior Vice President of CAPREIT and CAPREIT GP. Mr. Heymann is the chief financial underwriter for all acquisitions and developments of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Heymann was Vice President-- Multifamily Acquisitions of CRI where he was responsible for the financial underwriting of multifamily properties. Prior to 1987, Mr. Heymann served as a project finance officer with Oxford Mortgage and Investment Corporation where he assisted in the structuring and placement of equity and debt for multifamily properties. He holds a Master of Business Administration (Finance) degree from George Washington University and a Bachelor of Science degree in finance from Gannon University.

  Michael D. Weiner, 43, Director of CAPREIT. Mr. Weiner became a Director of CAPREIT in January, 1994. Mr. Weiner has been an officer since 1992 of the general partner of Apollo Advisors, L.P., which, together with its affiliates, serves as the managing general partner of Apollo Investment Fund, L.P., Apollo Investment Fund II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and since 1993 an officer of the general partner of Apollo, which serves as the managing general partner of AREIF, a private real estate investment fund. Prior to 1992, Mr. Weiner was a partner of the national law firm of Morgan, Lewis & Bockius. Mr. Weiner is also a director of Applause, Inc., Continental Graphics Holdings, Inc., The Florsheim Shoe Company, Inc. and Furniture Brands International, Inc. Mr. Weiner's business address is Apollo Advisors, L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90052.

  W. Edward Scheetz, 31, a Director of CAPREIT. Mr. Scheetz became a Director of CAPREIT in January, 1994. Mr. Scheetz has been a principal of Apollo since May 1993 directing Apollo Real Estate Investment

AREIF's investment program since that time. Prior to joining Apollo, Mr. Scheetz was a principal of Trammel Crow Ventures, a national real estate investment firm. Mr. Scheetz is also a director of Crocker Realty Trust, Inc. and Roland International. Mr. Scheetz's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  Lee S. Neibart, 45, a Director of CAPREIT. Mr. Neibart became a director of CAPREIT in January, 1994. Mr. Neibart has been an associate of Apollo since December 1993. Since October 1994, Mr. Neibart has been a Director of Deforest Capital, Deforest Capital I, NPI and NPI Equity. Prior to 1993, Mr. Neibart also served as Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm based in Westchester County, New York. Mr. Neibart is also a director of Crocker Realty Trust, Inc. and Roland International, Inc. Mr. Neibart's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  Jay Sugarman, 33, a Director of CAPREIT. Mr. Sugarman became a Director of CAPREIT in December, 1994. Mr. Sugarman is President of Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), a $220 million partnership dedicated to investing in junior and participating mortgages, subordinated CMBS, and other real estate related debt. Starwood Mezzanine focuses on creating and structuring subordinated debt investments which provide superior returns on a risk-adjusted basis. Prior to forming Starwood Mezzanine, Mr. Sugarman managed a diversified investment fund on behalf of the Burden family, a branch of the Vanderbilts, and the Ziff family, former owners of Ziff-Davis Communications. While in that position, he was responsible for negotiating and structuring the formation of Starwood Capital Group on behalf of the Burden and Ziff families and for reviewing all real estate investments for both families. Earlier in his career, Mr. Sugarman worked in the merger and acquisition department of the First Boston Corporation and the commodity and derivatives trading area of Goldman Sachs & Co. Mr. Sugarman graduated summa cum laude from Princeton University, where he was nominated for valedictorian and received the Paul Volcker Award in Economics. He is also a graduate of the Harvard Business School, receiving Baker Scholar Honors. Mr. Sugarman's business address is Starwood Mezzanine Investors, L.P., Three Pickwick Plaza, Suite 250, Greenwich, CT 06830.

                             CERTAIN LEGAL MATTERS

  Except as set forth in this Proxy Statement, the General Partners are not aware of any filings, approvals or other action by any domestic or foreign governmental agency that would be required prior to the consummation of the Mergers and the related transactions. As noted above, the making of such filings, the obtaining of such approvals and the taking of such other action is a condition to the consummation of the Mergers and the related transactions.

  The General Partners believe that the Mergers and the related Transactions are exempt from the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, pursuant to the exemptions therefrom for acquisitions of real estate and interests in real estate by a real estate investment trust.

                                  ACCOUNTANTS

  Representatives of Arthur Andersen, LLP, the independent public accountants for each of the Funds, will be present at the Special Meetings and will be available to respond to questions.

                             AVAILABLE INFORMATION

  Pursuant to Rule 13e-3 of the General Rules and Regulations under the Exchange Act, the Funds, the General Partners, Apollo, CAPREIT and the Merger Partnerships, have filed with the Commission a Rule 13e-3 Transaction Statement on Schedule 13E-3 (including any amendments thereto, the "Schedule 13E-3"), together with exhibits thereto, furnishing certain additional information with respect to the Mergers and related transactions. This Proxy Statement does not contain all the information contained in the Schedule 13E-3 and the exhibits thereto, certain portions of which are omitted as permitted by the rules and regulations of the Commission.

  The Funds are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports, proxy statements and other information with the Commission. The Schedule 13E-3 and the respective exhibits thereto, as well as such reports, proxy statements and other information filed by the Funds with the Commission, can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the public reference facilities maintained by the Commission at 7 World Trade Center, Suite 1300, New York, New York, 10048 and at Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Schedule 13E-3 and the respective exhibits thereto, as well as recent reports and proxy statements of the Funds, have been filed through the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system and are publicly available through the Commission's Web site (http://www.sec.gov). The BACs are listed for trading on the AMEX. Copies of documents filed by the Funds can also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

  All reports and opinions from outside parties filed as exhibits to the
Schedule 13E-3 filed with the Commission in connection with the Transactions also will be made available for inspection and copying at the principal executive offices of the Funds during their regular business hours by any interested BAC Holder or representative thereof who has been so designated in writing.

                         INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements of Capital Realty Investors Tax Exempt Fund
 Limited Partnership as of December 31, 1995 and 1994 and for the Years
 Ended December 31, 1995, 1994 and 1993
  Report of Independent Public Accountants...............................   F-2
  Balance Sheet..........................................................   F-3
  Statements of Operations...............................................   F-4
  Statements of Changes in Partners' Capital (Deficit)...................   F-6
  Statements of Cash Flows...............................................   F-8
  Notes to Financial Statements..........................................  F-10
Unaudited Interim Financial Statements of Capital Realty Investors Tax
 Exempt Fund Limited Partnership as of June 30, 1996 and December 31,
 1995 and for the Three and Six Months Ended June 30, 1996 and 1995
  Balance Sheets.........................................................  F-39
  Statements of Income...................................................  F-40
  Statement of Changes in Partner Capital (Deficit)......................  F-42
  Statements of Cash Flows...............................................  F-43
  Notes to Financial Statements (Unaudited)..............................  F-45
Audited Financial Statements of Capital Realty Investors Tax Exempt Fund
 III Limited Partnership as of December 31, 1995 and 1994 and for the
 Years Ended December 31, 1995, 1994 and 1993
  Report of Independent Public Accountants...............................  F-62
  Balance Sheet..........................................................  F-63
  Statements of Operations...............................................  F-64
  Statements of Changes in Partners' Capital (Deficit)...................  F-65
  Statements of Cash Flows...............................................  F-66
  Notes to Financial Statements..........................................  F-67
Unaudited Interim Financial Statements of Capital Realty Investors Tax
 Exempt Fund III Limited Partnership as of June 30, 1996 and December 31,
 1995 and for the Three and Six Months Ended June 30, 1996 and 1995
  Balance Sheets.........................................................  F-90
  Statements of Income...................................................  F-91
  Statement of Changes in Partners' Capital (Deficit)....................  F-92
  Statements of Cash Flows...............................................  F-93
  Notes to Financial Statements (Unaudited)..............................  F-94

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Series I and Series II Partners and Beneficial Assignee Certificate
 Holders of Capital Realty Investors Tax Exempt Fund Limited Partnership:

  We have audited the accompanying balance sheets of Series I and Series II of Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership, a Delaware limited partnership) as of December 31, 1995 and 1994, the related statements of operations, changes in partners' capital (deficit) and cash flows for the years ended December 31, 1995 and 1994 and the related consolidated statements of operations, changes in partners' capital (deficit) and cash flows for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As discussed in Note 2 to the financial statements, the Partnership's 1994 and 1995 financial statements have been restated to account for its investments in mortgage revenue bonds as debt securities.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Series I and Series II of Capital Realty Investors Tax Exempt Fund Limited Partnership as of December 31, 1995 and 1994, and the results of operations and cash flows of Series I and Series II for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.

                                             /s/ Arthur Andersen LLP

Washington, D.C.
May 8, 1996

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                 BALANCE SHEETS

                                    SERIES I                  SERIES II
                             ------------------------  ------------------------
                               AS OF DECEMBER 31,        AS OF DECEMBER 31,
                                1995         1994         1995         1994
                             -----------  -----------  -----------  -----------
          ASSETS
Investment in mortgage
 revenue bonds.............  $30,740,285  $30,740,285  $43,793,252  $43,793,252
Cash and cash equivalents..       58,924      103,864       88,986      101,283
Marketable securities......    1,315,182    1,089,522    1,512,281    1,447,843
Working capital reserves
 invested in marketable
 securities................    1,284,670      921,929    2,307,385    1,646,746
Receivables and other
 assets....................       21,958       26,918       36,996       42,872
                             -----------  -----------  -----------  -----------
    Total assets...........  $33,421,019  $32,882,518  $47,738,900  $47,031,996
                             ===========  ===========  ===========  ===========
   LIABILITIES AND PARTNERS' CAPITAL
               (DEFICIT)
Distributions payable......  $ 1,243,762  $ 1,151,631  $ 1,766,776  $ 1,635,903
Accounts payable and
 accrued expenses..........      198,413       77,235      224,135       99,475
                             -----------  -----------  -----------  -----------
    Total liabilities......    1,442,175    1,228,866    1,990,911    1,735,378
                             -----------  -----------  -----------  -----------
Partners' capital
 (deficit):
  General Partner..........     (214,083)    (217,367)    (289,808)    (294,367)
  Beneficial Assignee
   Certificates (BACs)--
   issued and outstanding,
   2,280,000 of Series I
   BACs and 3,238,760 of
   Series II BACs..........   32,192,927   31,871,019   46,037,797   45,590,985
                             -----------  -----------  -----------  -----------
    Total partners'
     capital...............   31,978,844   31,653,652   45,747,989   45,296,618
                             -----------  -----------  -----------  -----------
    Total liabilities and
     partners' capital.....  $33,421,019  $32,882,518  $47,738,900  $47,031,996
                             ===========  ===========  ===========  ===========


   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS

                                                       SERIES I
                                          ------------------------------------
                                           FOR THE YEARS ENDED DECEMBER 31,
                                             1995        1994         1993
                                          ----------  -----------  -----------
Interest from mortgage revenue bonds....  $3,103,783  $ 2,829,665  $   128,000
                                          ----------  -----------  -----------
Income from investments in real estate:
  Rental revenues.......................         --           --     5,612,280
  Rental expenses.......................         --           --    (3,358,479)
  Depreciation..........................         --           --    (1,741,232)
                                          ----------  -----------  -----------
  Net rental income.....................         --           --       512,569
                                          ----------  -----------  -----------
                                           3,103,783    2,829,665      640,569
                                          ----------  -----------  -----------
Other income (expenses):
  Other interest income.................      75,750       46,713       47,738
  Merger-related expenses...............    (169,157)         --           --
  General and administrative............    (155,396)    (169,257)    (185,885)
  Professional fees.....................     (42,264)     (48,390)     (34,063)
  AMEX Listing..........................         --           --       (16,978)
                                          ----------  -----------  -----------
                                            (291,067)    (170,934)    (189,188)
                                          ----------  -----------  -----------
Income before cumulative effect of
 accounting change......................   2,812,716    2,658,731      451,381
Cumulative effect of change in
 accounting for mortgage revenue bonds..         --    (2,475,448)         --
                                          ----------  -----------  -----------
  Net income............................  $2,812,716  $   183,283  $   451,381
                                          ==========  ===========  ===========
Net income allocated to General Partner
 (1.01%)................................  $   28,408  $     1,851  $     4,559
                                          ==========  ===========  ===========
Net income allocated to BAC Holders
 (98.99%)...............................  $2,784,308  $   181,432  $   446,822
                                          ==========  ===========  ===========
Per BAC data:
Income before cumulative effect of
 accounting change......................  $     1.22  $      1.15  $      0.20
Cumulative effect of change in
 accounting for mortgage revenue bonds..         --         (1.07)         --
                                          ----------  -----------  -----------
Net income per BAC......................  $     1.22  $      0.08  $      0.20
                                          ==========  ===========  ===========
BACs outstanding........................   2,280,000    2,280,000    2,280,000
                                          ==========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS

                                                      SERIES II
                                          ------------------------------------
                                           FOR THE YEARS ENDED DECEMBER 31,
                                             1995        1994         1993
                                          ----------  -----------  -----------
Interest from mortgage revenue bonds....  $4,276,936  $ 3,824,910  $       --
                                          ----------  -----------  -----------
Income from investments in real estate:
  Rental revenues.......................         --           --     7,950,088
  Rental expenses.......................         --           --    (4,291,557)
  Depreciation..........................         --           --    (2,146,661)
                                          ----------  -----------  -----------
Net rental income.......................         --           --     1,511,870
                                          ----------  -----------  -----------
                                           4,276,936    3,824,910    1,511,870
                                          ----------  -----------  -----------
Other income (expenses):
  Other interest income.................     126,506       92,536       73,571
  Merger-related expenses...............    (169,462)         --           --
  General and administrative............    (191,711)    (203,936)    (290,178)
  Professional fees.....................     (57,347)     (59,183)     (43,402)
  AMEX listing..........................         --           --       (21,584)
                                          ----------  -----------  -----------
                                            (292,014)    (170,583)    (281,593)
                                          ----------  -----------  -----------
Income before extraordinary item and
 cumulative effect of accounting
 change.................................   3,984,922    3,654,327    1,230,277
Extraordinary item--gain on debt
 reduction..............................         --           --       416,432
Cumulative effect of change in
 accounting for mortgage revenue bonds..         --    (4,600,720)         --
                                          ----------  -----------  -----------
Net income (loss).......................  $3,984,922  $  (946,393) $ 1,646,709
                                          ==========  ===========  ===========
Net income (loss) allocated to General
 Partner (1.01%)........................  $   40,248  $    (9,559) $    16,632
                                          ==========  ===========  ===========
Net income (loss) allocated to BAC
 Holders (98.99%).......................  $3,944,674  $  (936,834) $ 1,630,077
                                          ==========  ===========  ===========
Per BAC data:
Income before extraordinary item and
 cumulative effect of accounting
 change.................................  $     1.22  $      1.12  $      0.37
Extraordinary gain......................         --           --          0.13
Cumulative effect of change in
 accounting for mortgage revenue bonds..         --         (1.41)         --
                                          ----------  -----------  -----------
  Net income (loss) per BAC.............  $     1.22  $     (0.29) $      0.50
                                          ==========  ===========  ===========
BACs outstanding........................   3,238,760    3,238,760    3,238,760
                                          ==========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

              STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                       SERIES I
                                           -----------------------------------
                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1992................ $35,802,765  $(177,251) $35,625,514
  Net income..............................     446,822      4,559      451,381
  Distributions of $1.00 per BAC
   (including return of capital of $0.80
   per BAC)...............................  (2,280,000)   (23,263)  (2,303,263)
                                           -----------  ---------  -----------
Balance, December 31, 1993................  33,969,587   (195,955)  33,773,632
  Net income..............................     181,432      1,851      183,283
  Distributions of $1.00 per BAC
   (including return of capital of $0.92
   per BAC)...............................  (2,280,000)   (23,263)  (2,303,263)
                                           -----------  ---------  -----------
Balance, December 31, 1994................  31,871,019   (217,367)  31,653,652
  Net income..............................   2,784,308     28,408    2,812,716
  Distributions of $1.08 per BAC (none of
   which is return of capital)............  (2,462,400)   (25,124)  (2,487,524)
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $32,192,927  $(214,083) $31,978,844
                                           ===========  =========  ===========


   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

              STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                       SERIES II
                                           -----------------------------------
                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1992................ $51,375,262  $(235,349) $51,139,913
  Net income..............................   1,630,077     16,632    1,646,709
  Distributions of $1.00 per BAC
   (including return of capital of $0.50
   per BAC)...............................  (3,238,760)   (33,046)  (3,271,806)
                                           -----------  ---------  -----------
Balance, December 31, 1993................  49,766,579   (251,763)  49,514,816
  Net loss................................    (936,834)    (9,559)    (946,393)
  Distributions of $1.00 per BAC (all of
   which is return of capital)............  (3,238,760)   (33,045)  (3,271,805)
                                           -----------  ---------  -----------
Balance, December 31, 1994................  45,590,985   (294,367)  45,296,618
  Net income..............................   3,944,674     40,248    3,984,922
  Distributions of $1.08 per BAC (none of
   which is return of capital)............  (3,497,862)   (35,689)  (3,533,551)
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $46,037,797  $(289,808) $45,747,989
                                           ===========  =========  ===========


   The accompanying notes are an integral part of these financial statements

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                                       SERIES I
                                          -------------------------------------
                                           FOR THE YEARS ENDED DECEMBER 31,
                                             1995         1994         1993
                                          -----------  -----------  -----------
Cash flows from operating activities:
  Net income............................  $ 2,812,716  $   183,283  $   451,381
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation........................          --           --     1,741,232
    Cumulative effect of accounting
     change.............................          --     2,475,448          --
    Changes in assets and liabilities:
      Increase in restricted cash and
       cash equivalents.................          --           --        (9,584)
      Decrease (increase) in receivables
       and other assets.................        4,960        6,938       (2,424)
      Increase in accrued mortgage
       administration and servicing fees
       due to related parties...........          --           --       265,968
      Decrease in other liabilities
       related to real estate
       operations.......................          --           --       (96,940)
      Increase (decrease) in accounts
       payable and accrued expenses.....      121,178       (6,922)     (12,528)
                                          -----------  -----------  -----------
    Net cash provided by operating
     activities.........................    2,938,854    2,658,747    2,337,105
                                          -----------  -----------  -----------
Cash flows from investing activities:
  Sale of marketable securities.........    2,612,435    3,177,612    2,966,087
  Purchase of marketable securities.....   (2,838,095)  (3,111,515)  (2,883,255)
  Deposits to working capital reserves
   invested in marketable securities....     (362,741)    (351,266)     (79,643)
                                          -----------  -----------  -----------
    Net cash (used in) provided by
     investing activities...............     (588,401)    (285,169)       3,189
                                          -----------  -----------  -----------
Cash flows from financing activities:
  Distributions to BAC Holders and
   General Partner......................   (2,395,393)  (2,303,263)  (2,309,482)
                                          -----------  -----------  -----------
Net (decrease) increase in cash and cash
 equivalents............................      (44,940)      70,315       30,812
Cash and cash equivalents, beginning of
 year...................................      103,864       33,549        2,737
                                          -----------  -----------  -----------
Cash and cash equivalents, end of year..  $    58,924  $   103,864  $    33,549
                                          ===========  ===========  ===========



   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                                       SERIES II
                                          -------------------------------------
                                           FOR THE YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1995         1994         1993
                                          -----------  -----------  -----------
Cash flows from operating activities:
  Net income (loss).....................  $ 3,984,922  $  (946,393) $ 1,646,709
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation........................          --           --     2,146,661
    Cumulative effect of accounting
     change.............................          --     4,600,720          --
    Changes in assets and liabilities:
      Increase in restricted cash and
       cash equivalents.................          --           --      (312,337)
      Decrease (increase) in receivables
       and other assets.................        5,876       (6,253)      68,391
      Increase in accrued mortgage
       administration and servicing fees
       due to related parties...........          --           --       391,297
      Decrease in other liabilities
       related to real estate
       operations.......................          --           --      (587,414)
      Increase (decrease) in accounts
       payable and accrued expenses.....      124,660       (6,100)      (9,007)
                                          -----------  -----------  -----------
      Net cash provided by operating
       activities.......................    4,115,458    3,641,974    3,344,300
                                          -----------  -----------  -----------
Cash flows from investing activities:
  Sale of marketable securities.........    7,528,134    5,874,674    6,590,743
  Purchase of marketable securities.....   (7,592,572)  (5,886,656)  (6,459,193)
  Deposits to working capital reserves
   invested in marketable securities....     (660,639)    (459,714)     (75,409)
  Withdrawals from interest reserves
   invested in marketable securities....          --           --        16,939
  Withdrawals from working capital
   reserves invested in marketable
   securities...........................          --           --        19,550
                                          -----------  -----------  -----------
      Net cash (used in) provided by
       investing activities.............     (725,077)    (471,696)      92,630
                                          -----------  -----------  -----------
Cash flows from financing activities:
  Distributions to BAC Holders and
   General Partner......................   (3,402,678)  (3,271,805)  (3,280,642)
                                          -----------  -----------  -----------
Net (decrease) increase in cash and cash
 equivalents............................      (12,297)    (101,527)     156,288
Cash and cash equivalents, beginning of
 year...................................      101,283      202,810       46,522
                                          -----------  -----------  -----------
Cash and cash equivalents, end of year..  $    88,986  $   101,283  $   202,810
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership) was organized on August 1, 1986 under the Delaware Revised Uniform Limited Partnership Act and will continue until December 31, 2016, unless dissolved earlier in accordance with its Agreement of Limited Partnership. The Partnership was formed to acquire a portfolio of tax-exempt mortgage revenue bonds issued by various state or local governments or their agencies or authorities and collateralized by nonrecourse participating first mortgage loans on multifamily residential developments (the Observatory II bond, as modified in 1992, no longer has a participating loan feature).

  The Partnership received initial capital contributions from the General Partner and the Assignor Limited Partner. The General Partner is CRITEF Associates Limited Partnership (CRITEF Associates) whose general partners include C.R.I., Inc. (CRI) and the shareholders of CRI. The limited partners of CRITEF Associates are the shareholders of CRI, a general partnership consisting of certain current and former employees of CRI and others. The Assignor Limited Partner is CRITEF, Inc., whose outstanding shares of stock are owned by the shareholders of CRI.

  The Assignor Limited Partner has assigned certain of the ownership attributes of its limited partnership interests (including rights to a percentage of the income, gains, losses, deductions and distributions of the Partnership) to the purchasers of Beneficial Assignee Certificates (BACs) on the basis of one unit of limited partnership interest for one BAC.

  A Form S-11 Registration Statement was filed with the Securities and Exchange Commission (SEC) and became effective October 29, 1986 for a maximum offering of 12,000,000 BACs at $25 per BAC (the public offering). The Registration Statement provided, as was allowed for in the Limited Partnership Agreement, that the BACs could be issued in series at the discretion of the General Partner. On February 12, 1987, the Partnership completed offering BACs in Series I after raising $57,000,000 from the sale of 2,280,000 BACs, and on October 29, 1987, the Partnership completed offering BACs in Series II after raising $80,969,000 from the sale of 3,238,760 BACs. The public offering terminated on October 29, 1987.

  On July 1, 1993, the General Partner listed the BACs on the American Stock Exchange (AMEX) with a trading symbol of CRA for Series I and CRB for Series
II. The General Partner believes that the benefits from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions, the General Partner annually invests in de minimus taxable investments for both Series I and Series II. In 1995, 1994 and 1993 Series I and Series II met the exceptions, and the Partnership was not taxed as a corporation.

  The Partnership accounts for each Series of BACs separately as though it held a separate and distinct pool of mortgage revenue bonds secured by real estate and, if applicable, certain balances in the Partnership's interest reserves. Organization and offering costs, the Partnership's working capital reserves and certain general and administrative expenses of the Partnership have been allocated, unless specifically attributed to a Series, pro rata among the Series, based on the gross offering proceeds raised by each Series (except for costs relating to the proposed merger, discussed in Note 7, which are allocated evenly between Series I and Series II.) Deposits to the Partnership's interest reserves and subsequent distributions from the interest reserves to BAC Holders are accounted for by mortgage revenue bond investment by Series. The amounts and distributions of cash flow, residual proceeds, liquidation proceeds, profits and losses and all other priorities and allocations are separately determined for each Series of BACs.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 a. Method of accounting

  The financial statements of each Series of the Partnership are prepared in accordance with generally accepted accounting principles (GAAP).

 b. Use of estimates

  In preparing financial statements in conformity with GAAP, the Partnership is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

 c. Investment in mortgage revenue bonds

  Prior to January 1, 1994, investments in mortgage revenue bonds were accounted for as real estate on the earlier of the date of foreclosure, deed in lieu of foreclosure, or in-substance foreclosure, and were recorded as real estate at the lower of (a) the carrying value of the mortgage revenue bonds and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties were the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. The General Partner determined the estimated fair values of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than the carrying value, direct write-downs were recorded to establish a new cost basis for these assets.

  Subsequent to recording its investments as real estate, the Partnership evaluated its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the American Institute of Certified Public Accountants (AICPA) Statement of Position 92-3 "Accounting for Foreclosed Assets". The Partnership's net realizable value determination took into account the Partnership's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If the Partnership determined that its estimated net realizable value was less than the recorded investment in the property, an additional valuation adjustment was recorded if the decline in value was considered permanent.

  In May 1993, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. The Partnership implemented SFAS 115 in 1994 for its marketable securities. Following such adoption, the Partnership (as did others in the industry) continued to account for its investments in mortgage revenue bonds, except Observatory II, as investments in real estate based on consolidation of the affiliates of the Partnership formed to take title to the properties (Owner Partnerships) in accordance with the SEC rules.

  In conjunction with the review of the Partnership's 1995 financial statements by the Securities and Exchange Commission (SEC) Staff the Partnership agreed that it would account for all of its investments in mortgage revenue bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in mortgage revenue bonds are classified and accounted for as held to maturity securities and carried at amortized cost because of the Partnership's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for 1995 and 1994 is $1,648,217 and $(830,356), respectively for Series I and $2,189,007 and $(2,321,946), respectively for Series II. Income per BAC as previously reported was $0.51 and $0.44 for 1995 and 1994, respectively for Series I and $0.55 and $0.42 for 1995 and 1994, respectively for Series II. Income(loss) per BAC as previously reported has been revised to $1.22 and $0.08 per BAC for 1995 and 1994, respectively for Series I and $1.22 and $(0.29) per BAC for 1995 and 1994, respectively for Series II. The impact on partners capital of adopting SFAS 115 for 1995 and 1994 is $817,861 and $830,356, respectively for Series I and $132,939 and $2,321,946, respectively for Series II.

  As discussed above, the Partnership accounted for its investment in mortgage revenue bonds as real estate, until January 1, 1994, when the financial statements were restated to reflect implementation of SFAS 115. Net realizable value, prior to implementation of SFAS 115, was based on holding the assets for long-term income production--as such net realizable value only considered the recovery of the Partnership's investments over time based on the properties' ability to generate sufficient cash flow to recover the Partnership's investment over the long term. Based on the SEC's requirement that the Partnership account for its mortgage revenue bonds as debt securities, the implementation of SFAS 115 has a different accounting framework for evaluating realizability. In accordance with SFAS 115's provisions for held to maturity securities, the Partnership evaluates the fair value of its mortgage revenue bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. Since most of these bonds are in default, the Partnership has concluded that permanent impairment has occurred. As such, the amount of permanent impairment is measured by the Partnership's estimate of the mortgage revenue bonds' fair value at January 1, 1994. The Partnership has measured fair value as discussed below. This effect of adopting SFAS 115 is reflected as a cumulative effect of change in accounting for mortgage revenue bonds in the statements of operations. On an ongoing basis, the Partnership evaluates permanent impairment; however, subsequent to January 1, 1994, the Partnership did not recognize any impairment losses.

 Interest Income Recognition

  Since all of the mortgage revenue bonds, except Observatory II, are in default, base interest and contingent interest on the mortgage revenue bonds is recognized as revenue when collected.

 d. Depreciation

  Through December 31, 1993, depreciation of real estate was based on the estimated useful lives of the properties, which consist of 27.5 years for buildings and 7 years for personal property. The straight-line method was used for buildings, and the double declining-balance method was used for personal property.

 e. Cash and cash equivalents

  Cash and cash equivalents consist of tax-exempt money market funds with original maturities of three months or less.

 f. Marketable securities

  Marketable securities, consisting of tax-exempt municipal bonds with carrying amounts as of December 31, 1995 and 1994 of $1,315,182 and $1,089,522, respectively, for Series I, and $1,512,281 and $1,447,843, respectively, for Series II, are stated at their approximate market value. The Partnership has the option to resell

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

certain bonds to the seller on seven days' notice at the bonds' par value. Proceeds from the sale of marketable securities totalled $2,612,435, $3,177,612 and $2,966,087 for the years ended December 31, 1995, 1994 and
1993, respectively, for Series I. Proceeds from the sale of marketable securities totalled $7,528,134, $5,874,674 and $6,590,743 for the years ended December 31, 1995, 1994 and 1993, respectively, for Series II. Realized gains and losses on these sales were determined on a specific identification basis. The interest rate on the bonds is generally adjusted weekly.

  The Partnership has classified its investments in marketable securities into the Available for Sale category under SFAS 115. There were no net unrealized holding gains or losses recognized during 1995 and 1994 for Series I or Series II as the cost for the tax-exempt municipal bonds approximated fair value throughout 1995 and 1994.

  As of December 31, 1995, the Partnership had aggregate investments in marketable securities (including those held in working capital reserves, as discussed below) with the following maturities:

                                   SERIES I

       AMOUNT      MATURITY
       ------      --------
       $   99,852  Within one year
          100,000  Between one and five years
        2,400,000  After ten years
       ----------
       $2,599,852
       ==========

                                   SERIES II

       AMOUNT      MATURITY
       ------      --------
       $  417,379  Within one year
          630,917  Between one and five years
          200,000  Between five and ten years
        2,571,370  After ten years
       ----------
       $3,819,666
       ==========

 g. Working capital reserves

  The Partnership established working capital reserves for each Series from the offering proceeds. The working capital reserves may be increased or reduced by the General Partner as it deems advisable under the circumstances. The funds held in the working capital reserves are invested in tax-exempt municipal bonds with terms similar to the Partnership's marketable securities and are stated at cost, which generally represents par value and approximates market value. The reserves are available for the payment of ongoing costs of operating and administering the Partnership's business, for supplementing distributions to BAC Holders and for making working capital loans to borrowers.

                                   SERIES I

  Working capital reserves were $1,284,670 and $921,929 as of December 31, 1995 and 1994, respectively. None of the distributions made to BAC Holders during 1995, 1994 and 1993 were funded from the working

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

capital reserves. During 1995, 1994 and 1993, working capital reserves were increased by $362,741, $351,266 and $79,643, respectively, from surplus operating cash.

                                   SERIES II

  Working capital reserves were $2,307,385 and $1,646,746 as of December 31, 1995 and 1994, respectively. None of the distributions made to BAC Holders during 1995, 1994 and 1993 were funded from the working capital reserves. During 1995, 1994 and 1993, $660,639, $459,714 and $55,859, respectively, were added to the working capital reserves from the interest reserves or surplus operating cash.

 h. Interest reserves

  The Partnership established interest reserves for each Series which represented the General Partner's estimate of the total base interest on the mortgage revenue bonds to be deferred during the deferral period (generally the project construction period) for the loans of that Series, as defined by the respective loan agreements. The interest reserves also included debt service reserves established by the Partnership for three mortgage loans. The interest reserves have been used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid during the deferral period.

                                   SERIES I

  Interest reserves were depleted during 1990.

                                   SERIES II

  Interest reserves were depleted during 1993. Of the total distributions made to BAC Holders during 1995, 1994 and 1993, $0, $0 and $16,939, respectively, were funded from the interest reserves.

 i. Fair value of financial instruments

  In December 1991, the FASB issued Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (SFAS 107). This statement requires the disclosure of fair value information about financial instruments for which it is practicable to estimate that value. The Partnership implemented SFAS 107 in 1995. The Partnership has determined that the carrying value of its cash and cash equivalents approximates fair value. The estimated fair value of marketable securities and working capital reserves invested in marketable securities are based on the quoted market prices of these instruments at December 31, 1995. The estimated fair value of the mortgage revenue bonds is based upon the redemption amount relating to the mortgage revenue bonds under the amended merger agreement.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  The following tables present information on the Partnership's financial instruments:

                                   SERIES I

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                 000'S             000'S
                                           ----------------- -----------------
   Cash and cash equivalents..............      $    59           $    59
   Marketable securities..................        1,315             1,315
   Working capital reserves invested in
    marketable securities.................        1,285             1,285
   Mortgage revenue bonds.................       30,740            30,248

                                   SERIES II

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                 000'S             000'S
                                           ----------------- -----------------
   Cash and cash equivalents..............      $    89           $    89
   Marketable securities..................        1,512             1,508
   Working capital reserves invested in
    marketable securities.................        2,307             2,301
   Mortgage revenue bonds.................       43,793            42,251

 j. Statements of Cash Flows

  The statements of cash flows are intended to reflect only cash receipt and cash payment activity; therefore, the statements do not reflect non-cash investing and financing activities that affect the balance sheets.

 k. Income taxes

  No provision has been made for federal, state or local income taxes in the financial statements for each Series of the Partnership since the General Partner and the BAC Holders are required to report on their individual tax returns their allocable share of taxable income, gains, losses, deductions and credits of the Partnership. For federal income tax purposes, the Partnership's investment in mortgage revenue bonds is carried at cost in the aggregate amount of $44,155,000 for Series I and $62,608,001 for Series II as of both December 31, 1995 and 1994. Interest income from the mortgage revenue bonds is exempt from regular federal income tax, as discussed in Notes 5 and 6.

 l. Net income (loss) and distributions per BAC

  Net income (loss) and distributions per BAC represent 98.99% of net income and distributions declared, respectively, divided by the number of BACs outstanding during the year.

 m. Reclassifications

  Certain amounts in the financial statements for the year ended December 31, 1993 and 1994 have been reclassified to conform with the 1995 presentation.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS

  The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership.

                                   SERIES I

  Expense reimbursements to an affiliate of the General Partner for 1995, 1994 and 1993 were $113,124, $118,266 and $108,374, respectively, and are included in general and administrative expense and merger-related expenses in the statements of operations.

  CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI MAE Services Limited Partnership (CRIIMI), an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by CRI, a general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI, and mortgage administration and servicing fees are payable to that entity. The merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

  The following unpaid fees were due to CRI/CRICO Mortgage and CRIIMI from the borrowers as of December 31, 1995 and 1994:

                                                            AS OF DECEMBER 31,
                                                           ---------------------
                                                              1995       1994
                                                           ---------- ----------
   CRI/CRICO Mortgage..................................... $1,225,393 $1,093,242
   CRIIMI.................................................    133,817        --
                                                           ---------- ----------
     Total................................................ $1,359,210 $1,093,242
                                                           ========== ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first.

  In connection with the amended merger agreement entered into by the Partnership, as discussed in Note 7, unpaid fees accrued through June 30, 1995 will be purchased by Capital Apartment Properties, Inc. (CAPREIT) from CRI for the discounted amount of $511,680, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by CAPREIT from CRIIMI for $265,968, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. The proposed purchase price for CRIIMI's portion remains in effect until June 30, 1996. If the proposed merger is not consummated by such date, the purchase price of CRIIMI's portion of the accrued servicing fees will be adjusted upward at a rate of $22,164 per month.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  Fees paid by the borrowers to CRI/CRICO Mortgage and CRIIMI for the years ended December 31, 1995, 1994 and 1993 were as follows:

                                                FOR THE YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                   1995       1994       1993
                                                ---------- ---------- ----------
   CRI/CRICO Mortgage.......................... $    5,000 $   10,000 $   10,000
   CRIIMI......................................      5,000        --         --
                                                ---------- ---------- ----------
     Total..................................... $   10,000 $   10,000 $   10,000
                                                ========== ========== ==========

  CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed property management responsibilities for White Bear Woods on October 1, 1991 and for Trailway Pond and Royal Oak on January 1, 1992. The General Partner engaged CRICO Management of Minnesota , Inc. (CRICO Minnesota), another affiliate of the General Partner, as management agent for Valley Creek on July 1, 1992. Effective August 1, 1992, CRICO transferred its property management responsibilities for White Bear Woods, Trailway Pond and Royal Oak to CRICO Minnesota. Management fees of $16,916 were paid or accrued to this affiliate of the General Partner by the properties for the month ended January 31, 1994. Management fees of $209,057 were paid or accrued during 1993. The amount paid under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of 0.50% payable only if certain performance standards were met.

  On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT Residential Corporation (Residential). Residential was formed by CRI, but on February 1, 1994, Residential was sold to A.P. CAPREIT Limited Partnership, which is not currently owned or controlled by CRI and/or its affiliates, although CRI and several affiliates held up to an aggregate 22% residual profit interest until June 30, 1995, when the interests were redeemed. This change did not result in any increase in property management fees.

  Owner Partnerships formed to take title to properties, subject to the existing indebtedness, are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the Owner Partnerships or their principals in connection with the transfers of ownership.

  In connection with the amended merger agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS--(CONTINUED)

                                   SERIES II

  Expense reimbursements to an affiliate of the General Partner for 1995, 1994 and 1993 were $131,437, $134,468 and $130,050, respectively, and are included in general and administrative expense and merger-related expenses in the statement of operations.

  CRICO Mortgage, a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI, an affiliate of the REIT. The REIT was originally sponsored by CRI, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI and mortgage administration and servicing fees are payable to that entity. This merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

  The following unpaid fees were due CRI/CRICO Mortgage and CRIIMI from the borrowers as of December 31, 1995 and 1994:

                                                            AS OF DECEMBER 31,
                                                           ---------------------
                                                              1995       1994
                                                           ---------- ----------
   CRI/CRICO Mortgage..................................... $1,847,496 $1,670,426
   CRIIMI.................................................    195,648        --
                                                           ---------- ----------
     Total................................................ $2,043,144 $1,670,426
                                                           ========== ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first. During the years ended December 31, 1995, 1994 and 1993, no fees were paid by the borrowers.

  In connection with the amended merger agreement entered into by the Partnership, as discussed in Note 7, the unpaid fees accrued through June 30, 1995 will be purchased from CRI for the discounted amount of $770,835, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by CAPREIT from CRIIMI for $391,296, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. The proposed purchase price for CRIIMI's portion remains in effect until June 30, 1996. If the proposed merger is not consummated by such date, the purchase price of CRIIMI's portion will be adjusted upward at a rate of $32,608 per month.

  CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed property management responsibilities for Trailway Pond II on January 1, 1992 and for Ethan's Ridge and Ethan's Glen IIB on June 1, 1992. Effective August 1, 1992, CRICO transferred its property management responsibilities for these properties to CRICO Management of Minnesota, another affiliate of the General Partner. CRICO Management Northwest, Inc., another affiliate of the General Partner, assumed management responsibilities for James Street Crossing effective May 1, 1993. Management fees of $15,446 were paid or accrued to these

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS--(CONTINUED)

affiliates of the General Partner by the properties for the month ended January 31, 1994. In addition, 1993 incentive management fees of $8,927 and $1,356 relating to Ethan's Ridge and Ethan's Glen IIB, respectively, were paid to CRICO Minnesota in December 1994. Management fees of $173,849 were paid or accrued during 1993. The amount paid under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of 0.50% payable only if certain performance standards were met.

  On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT Residential Corporation (Residential). Residential was formed by CRI, but on February 1, 1994, Residential was sold to A.P. CAPREIT Limited Partnership, which is not currently owned or controlled by CRI and/or its affiliates, although CRI and several affiliates held up to an aggregate 22% residual profit interest until June 30, 1995, when the interests were redeemed. This change did not result in any increase in property management fees.

  Owner Partnerships formed to take title to properties, subject to existing indebtedness, are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Ridge and Ethan's Glen IIB prior to March 14, 1996, as discussed below) and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the Owner Partnerships in connection with the transfers of ownership.

  In connection with the amended merger agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS

  Cash available for distribution (defined below) is distributed within 60 days after the end of each six-month period ending June 30 and December 31 for both Series I and Series II. Each year, cash available for distribution is distributed 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders receive a noncumulative return equal to 10% of their adjusted capital contribution (adjusted for any return of capital contributions and any distribution of residual or liquidation proceeds from the sale of a mortgaged property or the dissolution of the Partnership, described below). Thereafter, during such year, the balance of all such cash available for distribution will be distributed 90% to the BAC Holders and 10% to the General Partner.

  Cash available for distribution, as defined in the Partnership Agreement, is as follows:

    (1) all revenues received by the Partnership, plus

    (2) any amounts released by the General Partner from the working capital reserves, plus

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

    (3) any amounts released from the interest reserves after completion of any applicable interest deferral period with respect to the mortgage loan in connection with such mortgaged property, less:

      (i) payments from revenues of operating expenses and Partnership indebtedness, and

      (ii) any amounts set aside for deposit into the working capital reserves.

  All cash receipts of the Partnership arising from a sale or other disposition of a mortgaged property or the repayment of the principal and the payment of interest, if any, payable upon the redemption or remarketing of the applicable mortgage revenue bond (residual proceeds) will be distributed as follows:

    (1) to pay all debts and obligations of the Partnership and add to the working capital reserves as the General Partner deems necessary;

    (2) to the General Partner and BAC Holders in an amount equal to the positive balance in their respective capital accounts as of the date of sale or repayment adjusted for operations and distributions to that date but prior to any allocation of profit from such sale or repayment;

    (3) to the BAC Holders in the amount of their adjusted capital contributions;

    (4) to the General Partner in the amount of its adjusted capital contributions;

    (5) 98.99% to the BAC Holders and 1.01% to the General Partners until the BAC Holders have received any unpaid portion of the preferred cash flow return (i.e., an annual noncompounded return of 10% on their adjusted capital contribution); provided, however, that the distribution to the General Partner pursuant to this subsection will be deferred until the BAC Holders have received any unpaid portion of the preferred cash flow return;

    (6) to the extent applicable by reason of foreclosure of a mortgage loan, payment to an affiliate of the General Partner of a disposition fee not to exceed 2% of the gross sales proceeds from the mortgaged property; and,

    (7) the remainder, 90% to the BAC Holders and 10% to the General Partner. All cash receipts other than residual proceeds arising from the dissolution of the Partnership and the liquidation of the Partnership's assets less the amounts utilized to pay the expenses of such liquidation (liquidation proceeds) will be allocated in the same order as residual proceeds.

  All profits and losses not arising from a sale of a mortgaged property or repayment of a mortgage loan shall be allocated 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received any unpaid portion of the preferred cash flow return. Thereafter, such profits and losses shall be allocated 90% to the BAC Holders and 10% to the General Partner.

  Gains arising from a sale of a mortgaged property or repayment of a mortgage loan will be allocated to the General Partner and BAC Holders as follows: first, in proportion to the negative balances in their capital accounts, if any, to bring such negative balances in their capital accounts to zero; and second, in proportion to their share of residual proceeds from steps (5) and
(7) as described above. Losses from such a sale or repayment will be allocated to the General Partner and BAC Holders as follows: first, in an amount equal to the amount by which the total of all capital accounts exceeds the total capital contributions in the ratio that each Partner's and BAC Holder's excess balance bears to the aggregate excess balances; second, to the General Partner and BAC Holders until their capital accounts are reduced to zero; and third, any remaining losses 1.01% to the General Partner and 98.99% to the BAC Holders. No proceeds were received in connection with any transfer of properties to Owner Partnerships.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

  The Partnership expects to continue to make distributions to BAC Holders on a semi-annual basis. The amended merger agreement stipulates that 1996 distributions cannot exceed $0.09417 and $0.09667 per BAC per month for Series I and Series II, respectively. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions other than as set forth in the amended merger agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II in Series I), therefore, the distribution to BAC Holders may fluctuate from current levels. The General Partner seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to the Partnership from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables.

  The following distributions were paid or accrued to BAC Holders of record during 1995, 1994 and 1993:

                                   SERIES I

                               1995               1994               1993
                         DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                           BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
                        ------------------ ------------------ ------------------
SIX-MONTH PERIOD ENDED    TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
- ----------------------  ---------- ------- ---------- ------- ---------- -------
June 30...............  $1,231,200  $0.54  $1,140,000 $ 0.50  $1,140,000  $0.50
December 31...........   1,231,200   0.54   1,140,000   0.50   1,140,000   0.50
                        ----------  -----  ---------- ------  ----------  -----
  Total...............  $2,462,400  $1.08  $2,280,000 $ 1.00  $2,280,000  $1.00
                        ==========  =====  ========== ======  ==========  =====

  Distributions to Series I BAC Holders for the years ended December 31, 1995, 1994 and 1993 were funded as follows:

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                             ----------------------------------
                                                1995        1994        1993
                                             ----------  ----------  ----------
Cash Flow (1)............................... $2,850,265  $2,654,529  $2,382,906
Net deposits to working capital reserves....   (362,741)   (351,266)    (79,643)
                                             ----------  ----------  ----------
    Total cash available for distribution... $2,487,524  $2,303,263  $2,303,263
                                             ==========  ==========  ==========
Distributions to:
  General Partner (1.01%)................... $   25,124  $   23,263  $   23,263
                                             ==========  ==========  ==========
  BAC Holders (98.99%)...................... $2,462,400  $2,280,000  $2,280,000
                                             ==========  ==========  ==========

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of the Partnership's operating performance.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

  Although distributions are paid on a semi-annual basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $858,808 or $0.37667 per BAC were declared payable for the four months ending April 30, 1996 to BAC Holders of record as of the last day of each month.

                                   SERIES II

                               1995               1994               1993
                         DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                           BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
                        ------------------ ------------------ ------------------
SIX-MONTH PERIOD ENDED    TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
- ----------------------  ---------- ------- ---------- ------- ---------- -------
June 30...............  $1,748,930  $0.54  $1,619,380  $0.50  $1,619,380  $0.50
December 31...........   1,748,932   0.54   1,619,380   0.50   1,619,380   0.50
                        ----------  -----  ----------  -----  ----------  -----
  Total...............  $3,497,862  $1.08  $3,238,760  $1.00  $3,238,760  $1.00
                        ==========  =====  ==========  =====  ==========  =====

  Distributions to Series II BAC Holders for the years ended December 31, 1995, 1994 and 1993 were funded as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                           ----------------------------------
                                              1995        1994        1993
                                           ----------  ----------  ----------
Cash Flow(1).............................. $4,194,190  $3,731,519  $3,310,726
Net deposits to working capital/interest
 reserves.................................   (660,639)   (459,714)    (38,920)
                                           ----------  ----------  ----------
    Total cash available for distribu-
     tion................................. $3,533,551  $3,271,805  $3,271,806
                                           ==========  ==========  ==========
Distributions to:
  General Partner (1.01%)................. $   35,689  $   33,045  $   33,046
                                           ==========  ==========  ==========
  BAC Holders (98.99%).................... $3,497,862  $3,238,760  $3,238,760
                                           ==========  ==========  ==========

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of the Partnership's operating performance.

  Although distributions are paid on a semi-annual basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $1,252,331 or $0.38667 per BAC were declared payable for the four months ending April 30, 1996 to BAC Holders of record as of the last day of each month.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS

 Description of the portfolios

  The Partnership acquired a portfolio of ten tax-exempt mortgage revenue bonds issued by various state and local governments or their agencies or authorities. The proceeds from the mortgage revenue bonds were used by the issuers to make nonrecourse participating mortgage loans to finance construction and ownership of multifamily residential developments (the Observatory II loan in Series I no longer has a participation feature, as discussed previously). The mortgage revenue bond with respect to each mortgaged property is payable only from payments made on the corresponding mortgage loan. None of the mortgage revenue bonds constitutes a general obligation of any state or local government agency or authority and no such government agency or authority is liable for the mortgage revenue bonds.

  A description of the mortgage revenue bonds held by the Partnership is as follows:

                                   SERIES I

                                         LOAN                   LOAN   CARRYING
   MORTGAGED PROPERTY       NO. OF    ORIGINATION FACE AMOUNT MATURITY  VALUE
   NAME AND LOCATION     RENTAL UNITS    DATE       (000'S)     DATE   (000'S)
   ------------------    ------------ ----------- ----------- -------- --------
OBSERVATORY II BURNS-
 VILLE, MN..............      75        3/31/92     $ 1,600   2/11/98  $ 1,600
ROYAL OAKS EAGAN, MN....     231       12/05/86      12,580   2/22/98    8,019
TRAILWAY POND BURNS-
 VILLE, MN..............      75        8/07/87       4,675   5/01/99    2,717
VALLEY CREEK WOODBURY,
 MN.....................     225        3/23/87      12,815   2/01/99    9,487
WHITE BEAR WOODS WHITE
 BEAR LAKE, MN..........     225        3/31/87      12,485   1/31/99    8,917
                             ---                    -------            -------
                             831                    $44,155            $30,740
                             ===                    =======            =======

                                   SERIES II

                                         LOAN                   LOAN   CARRYING
   MORTGAGED PROPERTY       NO. OF    ORIGINATION FACE AMOUNT MATURITY  VALUE
   NAME AND LOCATION     RENTAL UNITS    DATE       (000'S)     DATE   (000'S)
   ------------------    ------------ ----------- ----------- -------- --------
ETHAN'S RIDGE AND
 ETHAN'S GLEN IIB                       5/29/87     $15,500    4/01/98 $12,612
 KANSAS CITY, MO........      364      10/26/88       2,300   12/15/99
FOUNTAIN PLACE EDEN
 PRAIRIE, MN............      332      12/23/87      20,900    7/01/99  13,643
JAMES STREET CROSSING
 KENT, WA...............      300       3/31/88      13,878   12/31/99  11,703
TRAILWAY POND II BURNS-
 VILLE, MN..............      165       8/07/87      10,030    5/01/99   5,835
                            -----                   -------            -------
                            1,161                   $62,608            $43,793
                            =====                   =======            =======

 Collateral

  The mortgage revenue bonds are secured by mortgage loans which are collateralized by first mortgages on the properties and by assignments of existing and future rents and security agreements with respect to personal property evidenced by the filing of Uniform Commercial Code (UCC) financing statements. Additionally, the Partnership required the borrowers to establish operating reserves, tax and insurance escrows, replacement reserves and debt service reserves and provide operating deficit guarantees. As a result of various circumstances, including, but not limited to, slow rent-up of the properties, unstable operations and depletion of the properties' operating and debt service reserves, Owner Partnerships had received the title to nine of the ten properties as of December 31, 1995 through deeds in lieu of foreclosure and one property via foreclosure (Observatory II, which was ultimately sold to an independent purchaser subject to a modified mortgage held by the Partnership.)

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

                                   SERIES I

  The five original Series I mortgage loans securing the mortgage revenue bonds, with a current aggregate principal amount of $44,155,000, went into default, resulting in title transfer by actual foreclosures or deeds in lieu of foreclosure to Owner Partnerships subject to the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the Code) (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Observatory II, Royal Oaks, Trailway Pond and Valley Creek transfers.

  In April 1991, the U.S. Supreme Court decided a case, Cottage Savings Association V. Commissioner (Cottage Savings) that could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision in December 1992 the Internal Revenue Service issued Proposed Regulation Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these proposed regulations, if they become effective in their current form, would provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result of this treatment, modifications of the mortgage loans which secure the mortgage revenue bonds could be treated as a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that would have an adverse impact on the properties.

  Even if issuer consent were obtained, if the modifications are considered material, the debt would have to be re-examined to determine whether it would still be considered debt for tax purposes. This could result in a write-down of principal, would most likely result in a write-off of all accrued and unpaid past due interest and could change the contingent interest feature of the existing mortgage loans. The write down of principal and unpaid interest would not be recoverable upon ultimate disposition or payoff of the mortgage revenue bond and would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Proposed Regulation Section 1.001-3 will become effective only with respect to modifications made on or after the date that is 30 days after the publication of final regulations in the Federal Register. It is uncertain at this time when this proposed regulation will be finalized and whether it will be finalized in its current form. It is also unclear at this time what effect the Cottage Savings decision may have on modifications that have been made to mortgage loans which secure the mortgage revenue bonds or on modifications that might be appropriate in the future. The General Partner believes that the modifications which have been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the mortgage revenue bonds. However, there can be no assurance as to the tax-exempt status of the mortgage revenue bonds.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

  The General Partner's ongoing strategy has been to continue holding the mortgage revenue bonds until the loan maturity dates. If the merger proposal, discussed in Note 7, is approved, the interests of the BAC Holders will be redeemed for cash. If the merger proposal is not approved, in order to maximize the overall yield, the General Partner may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the mortgage revenue bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange for related amendments to the pertinent mortgage revenue bonds, as needed.

  In conjunction with the transfer of the Royal Oaks deed to an Owner Partnership, the Royal Oaks mortgage revenue bond was modified. The Partnership, based on information and advice from outside counsel, believes that the modification does not adversely affect the tax-exempt nature of the Royal Oaks bond interest. The modification complied with IRS guidelines in effect at that time. The IRS has since issued proposed regulations which could be interpreted as adversely affecting the tax-exempt nature of the modified mortgage revenue bond. However, the IRS has stated that the regulations will apply only to modifications made on or after 30 days from the final publication of the regulations in the Federal Register. As of April 23, 1996, the regulations have not been finalized and no changes to these positions have been announced by the IRS. The Partnership believes the interest on the Royal Oaks bond should continue to be tax-exempt. However, there can be no assurance that interest from the Royal Oaks bond will remain tax-exempt.

                                   SERIES II

  The five original Series II mortgage loans securing the mortgage revenue bonds with an aggregate principal amount of $62,608,001 went into default, resulting in deeds in lieu of foreclosure, subject to the existing indebtedness, to Ownership Partnerships. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status.) The bond counsel opinions were obtained in connection with the Ethan's Ridge and Ethan's Glen IIB, Fountain Place and Trailway Pond II transfers.

  In April 1991, the U.S. Supreme Court decided a case, Cottage Savings Association V. Commissioner (Cottage Savings) that could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision in December 1992 the Internal Revenue Service issued Proposed Regulation Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these proposed regulations, if they become effective in their current form, would provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result of this treatment, modifications of the mortgage loans which secure the mortgage revenue bonds could be treated as a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that would have an adverse impact on the properties.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

  Even if issuer consent were obtained, if the modifications are considered material, the debt would have to be re-examined to determine whether it would still be considered debt for tax purposes. This could result in a write-down of principal, would most likely result in a write-off of all accrued and unpaid past due interest and could change the contingent interest feature of the existing mortgage loans. The write-down of principal and unpaid interest would not be recoverable upon ultimate disposition or payoff of the mortgage revenue bond and would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Proposed Regulation Section 1.001-3 will become effective only with respect to modifications made on or after the date that is 30 days after the publication of final regulations in the Federal Register. It is uncertain at this time when this proposed regulation will be finalized and whether it will be finalized in its current form. It is also unclear at this time what effect the Cottage Savings decision may have on modifications that have been made to mortgage loans which secure the mortgage revenue bonds or on modifications that might be appropriate in the future. The General Partner believes that the modifications which have been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the mortgage revenue bonds. However, there can be no assurance as to the tax-exempt status of the mortgage revenue bonds.

  The General Partner's ongoing strategy has been to continue holding the mortgage revenue bonds until the loan maturity dates. If the merger proposal, discussed in Note 7, is approved, the interests of the BAC Holders will be redeemed for cash. If the merger proposal is not approved, in order to maximize the overall yield, the General Partner may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the mortgage revenue bonds, for investor approval extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent mortgage revenue bonds.

 Interest

  The mortgage loans, and accordingly the mortgage revenue bonds, bear interest at a base interest rate and provide for contingent interest, payable as described below, in an amount equal to the difference between the base mortgage interest rate and an annual noncompounding rate of return to the Partnership of 16% per annum. The mortgage loans provide for base mortgage interest which is unconditional and payable monthly, in arrears. However, due to depletion of the properties' reserves, the payment of base mortgage interest is solely from cash flow from these properties' operations. The unpaid base mortgage interest bears interest at the base mortgage interest rate and is to be repaid prior to contingent interest.

  Contingent interest will be equal to the sum of (i) 100% of the project cash flow for each year up to an amount which provides the Partnership a noncompounded interest rate between 1.5% and 2.0% over the base mortgage interest rate in effect, and (ii) 50% to 60% of remaining cash flow (subject to certain priority payments) to provide the Partnership a total return of 16% per annum. Contingent interest is payable quarterly on an estimated basis, in arrears, but only to the extent of available net cash flow, if any. Contingent interest is recognized as revenue when collected. No contingent interest was received or accrued by either Series I or Series II during these years. Contingent interest due for Series I as of December 31, 1995, 1994 and 1993 amounted to $20,083,162, $17,441,428 and $14,799,693, respectively. Contingent interest due for Series II as of December 31, 1995, 1994 and 1993 amounted to $27,897,543, $23,723,272 and $19,548,999, respectively.

  To the extent that the aggregate of all interest payments, including contingent interest, for any period after completion of construction does not equal 16% per annum, the difference will be deferred (without interest on contingent interest) until the mortgaged property is sold or the mortgage loan is otherwise repaid and will only be payable if sufficient proceeds exist. The amount of deferred contingent interest payable in such event will

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

equal the sum of (i) 100% of the sale or repayment proceeds (after certain priority payments) up to the amount necessary for the Partnership to achieve a noncompounded return at a rate 1.5% to 2.0% over the base mortgage interest rate and (ii) 50% to 60% of any excess sale or repayment proceeds for the Partnership to achieve a total return of 16% per annum. Consequently, the ability of the Partnership to collect all contingent interest will be dependent upon the mortgaged property's operating performance and the sale or repayment proceeds. Because the Partnership may not be able ultimately to collect contingent interest, the Partnership has not recorded any contingent interest since inception of the Partnership.

  Presented below is a summary of base interest payments for the years ended December 31, 1995, 1994 and 1993 that are due to the Partnership from the borrowers:

                                   SERIES I

                                   FOR THE YEAR ENDED DECEMBER 31, 1995
                           -----------------------------------------------------
                                           BASE INTEREST              CUMULATIVE
                                             PAID FROM   CURRENT BASE   UNPAID
                            CURRENT BASE    PROPERTIES'    INTEREST   FULL BASE
                           INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                           --------------- ------------- ------------ ----------
Observatory II............   $  128,000     $  128,000    $      --   $      --
Royal Oaks................    1,069,296        838,525       230,771   1,593,244
Trailway Pond.............      460,488        244,848       215,640     852,472
Valley Creek..............    1,326,353        944,479       381,874   2,751,181
White Bear Woods..........    1,310,925        947,931       362,994   2,000,751
                             ----------     ----------    ----------  ----------
                             $4,295,062     $3,103,783    $1,191,279  $7,197,648
                             ==========     ==========    ==========  ==========
                                   FOR THE YEAR ENDED DECEMBER 31, 1994
                           -----------------------------------------------------
                                           BASE INTEREST              CUMULATIVE
                                             PAID FROM   CURRENT BASE   UNPAID
                            CURRENT BASE    PROPERTIES'    INTEREST   FULL BASE
                           INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                           --------------- ------------- ------------ ----------
Observatory II............   $  128,000     $  128,000    $      --   $      --
Royal Oaks................    1,069,296        754,518       314,778   1,362,473
Trailway Pond.............      460,488        252,168       208,320     636,832
Valley Creek..............    1,326,353        821,503       504,850   2,369,307
White Bear Woods..........    1,310,925        873,476       437,449   1,637,757
                             ----------     ----------    ----------  ----------
                             $4,295,062     $2,829,665    $1,465,397  $6,006,369
                             ==========     ==========    ==========  ==========
                                   FOR THE YEAR ENDED DECEMBER 31, 1993
                           -----------------------------------------------------
                                           BASE INTEREST              CUMULATIVE
                                             PAID FROM   CURRENT BASE   UNPAID
                            CURRENT BASE    PROPERTIES'    INTEREST   FULL BASE
                           INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                           --------------- ------------- ------------ ----------
Observatory II............   $  128,000     $  128,000    $      --   $      --
Royal Oaks................    1,069,296        679,224       390,072   1,047,695
Trailway Pond.............      460,488        210,360       250,128     428,512
Valley Creek..............    1,326,353        728,818       597,535   1,864,457
White Bear Woods..........    1,310,925        791,512       519,413   1,200,308
                             ----------     ----------    ----------  ----------
                             $4,295,062     $2,537,914    $1,757,148  $4,540,972
                             ==========     ==========    ==========  ==========

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest, which totalled $783,685, $584,856 and $370,558 for 1995, 1994 and 1993,
    respectively.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

                                   SERIES II

                                         FOR THE YEAR ENDED DECEMBER 31, 1995
                         --------------------------------------------------------------------
                                         BASE INTEREST BASE INTEREST              CUMULATIVE
                                           PAID FROM     PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'  NON OPERATING   INTEREST    FULL BASE
                         INTEREST DUE(1) OPERATIONS(3)  SOURCES(2)     NOT PAID    INTEREST
                         --------------- ------------- ------------- ------------ -----------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750     $1,215,081      $   --      $  303,669  $ 2,002,193
Fountain Place..........    1,985,500      1,416,369          --         569,131    5,063,498
James Street Crossing...    1,335,758      1,070,316          --         265,442    1,695,171
Trailway Pond II........    1,003,000        575,170          --         427,830    2,568,706
                           ----------     ----------      -------     ----------  -----------
                           $5,843,008     $4,276,936      $   --      $1,566,072  $11,329,568
                           ==========     ==========      =======     ==========  ===========
                                         FOR THE YEAR ENDED DECEMBER 31, 1994
                         --------------------------------------------------------------------
                                         BASE INTEREST BASE INTEREST              CUMULATIVE
                                           PAID FROM     PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'  NON-OPERATING   INTEREST    FULL BASE
                         INTEREST DUE(1)  OPERATIONS    SOURCES(2)     NOT PAID    INTEREST
                         --------------- ------------- ------------- ------------ -----------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750     $1,185,957      $27,500     $  305,293  $ 1,698,524
Fountain Place..........    1,985,500      1,271,575          --         713,925    4,494,367
James Street Crossing...    1,335,758        879,491          --         456,267    1,429,729
Trailway Pond II........    1,003,000        460,387          --         542,613    2,140,876
                           ----------     ----------      -------     ----------  -----------
                           $5,843,008     $3,797,410      $27,500     $2,018,098  $ 9,763,496
                           ==========     ==========      =======     ==========  ===========
                                         FOR THE YEAR ENDED DECEMBER 31, 1993
                         --------------------------------------------------------------------
                                         BASE INTEREST BASE INTEREST              CUMULATIVE
                                           PAID FROM     PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'  NON-OPERATING   INTEREST    FULL BASE
                         INTEREST DUE(1)  OPERATIONS    SOURCES(2)     NOT PAID    INTEREST
                         --------------- ------------- ------------- ------------ -----------
Ethan's Ridge and
 Ethan's Glen IIB.......   $1,518,750     $1,051,763      $   --      $  466,987  $ 1,393,231
Fountain Place..........    1,985,500      1,343,102          --         642,398    3,780,442
James Street Crossing...    1,335,758        767,321       23,288        545,149      973,462
Trailway Pond II........    1,003,000        449,564          --         553,436    1,598,263
                           ----------     ----------      -------     ----------  -----------
                           $5,843,008     $3,611,750      $23,288     $2,207,970  $ 7,745,398
                           ==========     ==========      =======     ==========  ===========

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest, which, not including current base interest due, totaled $1,197,825, $932,242 and $582,804 for 1995, 1994 and 1993, respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or from the general partners of the borrowers.
(3) Excludes amounts received by the Partnership in January 1996 from the release of excess tax and insurance reserves relating to 1995. Such amounts received from Ethan's Ridge and Ethan's Glen IIB, Fountain Place and James Street Crossing totalled $107,000, $25,700 and $7,800, respectively.

 Terms

  In general, the terms of the mortgage loans extend for 10 years after the completion of construction. The corresponding bonds contain provisions requiring payment or redemption of the bonds upon maturity of the related loan. The Partnership may seek authority from investors and the issuers of the mortgage revenue bonds to hold the mortgage loans with respect to the mortgaged properties through longer periods within the mortgage revenue bond terms, as described above, if necessary, in an effort to maximize overall yields and

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

residual proceeds upon the sale or refinancing of the underlying properties. There can be no assurance that the investors or the issuers will consent to such extensions.

  The principal of the mortgage revenue bonds will not be amortized during the term of the bond and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan may require. Each mortgage loan is non-assumable and due on sale of the mortgaged property. Prepayment and sale of the mortgaged property is prohibited during the first seven years of the mortgage loan following the completion of construction. Thereafter, prepayment in full is permitted under the mortgage loan subject to the payment to the Partnership of:

    (1) the contingent interest payable from 100% of project cash flow accrued to the date of prepayment; and

    (2) additional interest in an amount equal to the highest total amount of contingent interest paid in any of the three years preceding the date of prepayment, compounded at the base mortgage interest rate then in effect.

  The Partnership may require prepayment upon the occurrence of an "event of taxability" which would include, among others, any act or event which presents significant risk that interest on the mortgage revenue bonds would be subjected to federal taxation. As of December 31, 1995, the Partnership is aware of no "event of taxability" which has occurred.

6. INCOME TAXES

  For income tax purposes, base interest income is accrued when earned. The accrual of base interest is discontinued when, at the time of accrual, ultimate collectibility of the base interest due is considered unlikely. Once a loan has been placed in a non-accrual status, income is recorded only as cash payments are received from the borrower until such time as the uncertainty of collection of unpaid base interest is eliminated. All loans except Observatory II were on non-accrual status throughout 1995, 1994 and 1993; therefore, for income tax purposes, income was recognized to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected. No contingent interest was recognized for the years ended December 31, 1995, 1994 or 1993.

  For federal income tax purposes, the investments in all of the mortgage revenue bonds are treated as loans, interest on which is exempt from regular federal income tax. A reconciliation of the primary differences between the financial statement net income (loss) and municipal income for tax purposes is as follows:

                                   SERIES I

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                               1995       1994        1993
                                            ---------- ----------  ----------
Financial statement net income............. $2,812,716 $  183,283  $  451,381
Municipal interest income not recog-
 nized(1)..................................        --         --    2,444,174
Rental income, net(2)......................        --         --     (512,569)
Expenses not allowed for tax purposes......        757      2,703         633
Adjustment for timing of municipal income
 recognition...............................     37,550     (4,202)        --
Cumulative effect of accounting change.....        --   2,475,448         --
                                            ---------- ----------  ----------
Municipal income, net for tax purposes..... $2,851,023 $2,657,232  $2,383,619
                                            ========== ==========  ==========
Municipal income per BAC outstanding....... $     1.24 $     1.15  $     1.03
                                            ========== ==========  ==========

- --------
(1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
(2) Represents net income from investments accounted for as real estate.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

6. INCOME TAXES--(CONTINUED)

                                   SERIES II

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                           ----------------------------------
                                              1995       1994        1993
                                           ---------- ----------  -----------
Financial statement net income (loss)..... $3,984,922 $ (946,393) $ 1,646,709
Municipal interest income not recog-
 nized(1).................................                          3,657,305
Rental income, net(2).....................        --         --    (1,511,870)
Expenses not allowed for tax purposes.....      1,279      3,401          863
Adjustment for timing of municipal income
 recognition..............................    209,264     77,192          --
Cumulative effect of accounting change....        --   4,600,720     (416,432)
                                           ---------- ----------  -----------
Municipal income, net for tax purposes.... $4,195,465 $3,734,920  $ 3,376,575
                                           ========== ==========  ===========
Municipal income per BAC outstanding...... $     1.28 $     1.14  $      1.03
                                           ========== ==========  ===========

- --------
(1) Represents the adjustment for interest income received during the period, which was previously eliminated from net income for financial statement purposes.
(2) Represents net income from investments accounted for as real estate.

7. MERGER PROPOSAL

  On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of CAPREIT, a private real estate investment trust. An affiliate of CAPREIT is the property manager for four of the five properties securing the bonds held by Series I, and all five properties securing the bonds in Series II. All nine properties managed by an affiliate of CAPREIT are presently in default with respect to their mortgage loans held by the Partnership. If the merger proposal is approved by a majority vote of BAC Holders, all of the BACs in both Series I and Series II will be redeemed for cash and the interests represented by such BACs will be canceled. On January 31, 1996, the agreement for the proposed merger was modified for the first time to improve the terms of the original proposal. Under the original proposal, the redemption amount per BAC was to be $13.761 and $13.313 for Series I and Series II, respectively. Under the first modified agreement, the redemption amount per BAC for Series I was to be $14.4096, subject to adjustment but not less than $14.2713 or greater than $14.5479. The modified redemption amount per BAC for Series II was to be $14.1597, subject to adjustment but not less than $14.0152 or greater than $14.3042. On March 14, 1996, the merger agreement was modified for the second time to round the expected redemption amount per BAC for Series I from $14.4096 to $14.41. The redemption amount per BAC for Series I is subject to adjustment for available cash as defined in the amended merger agreement, but not less than $14.27 or greater than $14.55. The merger agreement was also modified to improve the redemption amount per BAC for Series II from $14.1597 to $14.24, subject to adjustment for available cash, but not less than $14.10 or greater than $14.38. In addition, the redemption amounts for Series I and Series II will be reduced by the amount of court approved legal fees and expenses awarded to counsel of the plaintiffs in the putative class action suits naming the Partnership and others, as described below. Such legal fees and expenses are not expected to exceed $0.16 and $0.20 per BAC for Series I and Series II, respectively.

  The BAC Holders will also vote upon the removal of the Partnership's General Partner immediately prior to consummation of the proposed merger and the election in its stead of a newly-formed wholly-owned subsidiary of CAPREIT. CAPREIT has agreed to pay the General Partner $500,000 in consideration for its 1.01% general partner interest in the Partnership.

  CAPREIT and/or its designee will also acquire accounts receivables held by CRI and CRIIMI, for the accrued mortgage servicing and administration fees on certain property mortgage loans of both Series I and

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

7. MERGER PROPOSAL--(CONTINUED)

Series II. The general partner of CRIIMI is a subsidiary of CRIIMI MAE Inc., a publicly-traded company affiliated with the General Partners. Under the second modified agreement, CAPREIT will pay the discounted amount of $511,680 and $770,835 to CRI for the fees of Series I and Series II, respectively, accrued through June 30, 1996. The amounts to be paid to CRI represent approximately 42% of the total accrued fees owed to CRI. Also, CAPREIT will pay $265,968 and $391,296 to CRIIMI for the fees of Series I and Series II, respectively, accrued from July 1, 1995 through June 30, 1996 which represents 100% of the fees which are expected to be owed to CRIIMI for that period. If the closing of the proposed merger does not occur by June 30, 1996, the amounts to be paid by CAPREIT to CRIIMI will increase, to reflect additional amounts currently being accrued for mortgage servicing and administration fees, at a rate of $22,164 and $32,608 per month for Series I and Series II, respectively.

  Each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value thereof (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans). Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnership. This feature is required by CAPREIT as a condition of their merger.

  Consummation of the merger is contingent upon the approval of a majority of combined Series I and Series II BAC Holders, voting together as one class. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption amount to BAC Holders from a financial point of view. Favorable opinions from an independent investment banking firm were issued on March 14, 1996. A proxy statement is expected to be issued to BAC Holders after it is filed with and clearance is received by the SEC. A preliminary proxy statement was filed with the SEC on March 18, 1996. The definitive proxy materials include a full description of the proposed merger and the independent fairness opinion.

8. LITIGATION

  On September 22, 1995, Irving Zakin commenced a putative class action (the Zakin Action) against the Partnership, its general partner (CRITEF Associates Limited Partnership), its Assignor Limited Partner (CRITEF, Inc.), CRI, William B. Dockser, H. William Willoughby, Capital Realty Investors Tax Exempt Fund III Limited Partnership, CRITEF III Associates Limited Partnership, CRITEF III, Inc., and CAPREIT (collectively, the Defendants) in the court of Chancery of the State of Delaware in New Castle County (the Chancery Court) (C.A. No. 14558). The complaint alleges, among other things, that the amount offered to the BAC Holders in the proposed merger at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the proposed merger. The suit seeks to enjoin the proposed merger, to obtain damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the amount paid to the BAC Holders and consider unspecified alternatives to the proposed merger.

  On October 5, 1995, David and Johanna Wingard (the Wingard Action) commenced a second putative class action against the Defendants in the Chancery Court (C.A. No 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Chancery Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

8. LITIGATION--CONTINUED

  On January 31, 1996, the Defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the purported class actions which is memorialized in a Memorandum of Understanding (the Memorandum), dated as of such date. The proposed settlement must be approved by the Chancery Court. The Memorandum contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the proposed merger. The parties to the Memorandum will use their best efforts to execute an appropriate Stipulation of Settlement (the Stipulation) and such other documents as may be required in order to obtain approval by the Chancery Court of the settlement.

  The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders. The Defendants have entered into the Memorandum solely because the proposed settlement would eliminate the burden and expense of further litigation and would facilitate the consummation of the proposed merger, which the General Partner believes to be in the best interest of the BAC Holders.

  In accordance with the Memorandum, the agreements for the proposed merger were amended to provide for the revised merger terms, as previously discussed above. Pursuant to the Memorandum, the plaintiffs' counsel will be entitled to apply to the Chancery Court for an award of reasonable attorneys' fees and expenses. Such expenses are not expected to exceed $0.16 and $0.20 per BAC for Series I and Series II, respectively. These fees will reduce the redemption amounts to BAC Holders in connection with the proposed merger, as discussed. In the event that the proposed merger is not consummated, these fees will not be borne by the Partnership. As such, the Partnership's financial statements do not include any adjustment for these fees.

  Counsel for the plaintiffs have reviewed certain documents relating to the proposed mergers, and will have the opportunity to review and take depositions of representatives of the General Partner and CAPREIT. After such review, counsel for the plaintiffs shall have the right to terminate the settlement contemplated in the Memorandum, based on material information not presently available to them.

  After the Stipulation is executed, the parties will seek preliminary approval of the settlement by the Chancery Court and will then mail notice of the proposed settlement to members of the putative class. As soon as practicable following completion of the discovery described in the preceding paragraph and after class members have had a period of time to review the notice of proposed settlement, the parties will use their best efforts to obtain final Chancery Court approval of the settlement and the dismissal of the class actions as to all of the claims.

  On November 9, 1995, CRI filed a complaint against Capital Management Strategies, Inc. (CMS), a company controlled by Martin C. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an asset management agreement. CMS answered on January 10, 1996, but asserted no counterclaims.

  Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of approximately 125 private partnerships sponsored by CRI. Mr. Schwartzberg is a former shareholder and executive officer of CRI who decided to leave the company as of January 1, 1990. In connection with his departure, he relinquished his general partner duties for all CRI-sponsored partnerships, including those of the General Partner. On March 28, 1996, Mr. Schwartzberg filed a preliminary proxy statement with the SEC opposing the proposed merger.

  On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Circuit Court of Montgomery County, Maryland (the Circuit Court), against CRI and Messrs. Dockser and Willoughby alleging, among other

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

8. LITIGATION--(CONTINUED)

things, (i) that CRI and Messrs. Dockser and Willoughby have breached an asset management agreement pursuant to which Mr. Schwartzberg's company, CMS, agreed to perform limited functions related to property-level issues for a portion of CRI's subsidized housing portfolio (but not properties securing the mortgage revenue bonds) by reducing the proposed budget for 1996, (ii) that the actions of CRI and Messrs. Dockser and Willoughby in connection with the proposed merger involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg, and (iii) that the actions in connection with the merger of CRIIMI MAE Inc. in June, 1995 involved self-interest and led in part to the proposed reduction of the asset management agreement budget. Neither of the Partnership nor the General Partner was named as a defendant in this action, and Mr. Schwartzberg does not allege that he is a BAC Holder. Messrs. Dockser and Willoughby have entered an answer denying all of Mr. Schwartzberg's claims and moving to strike the allegations concerning the Partnership and CRIIMI MAE Inc. and dismiss the related counts for failure to state a claim upon which relief can be granted. Messrs. Dockser and Willoughby have publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

  On February 12, 1996, the County Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from disclosing information made confidential under the asset management agreement.

  On February 15, 1996, Mr. Schwartzberg filed suit in the Chancery Court against the General Partner and CRITEF III Associates Limited Partnership (No. 14837). He alleges that he has made demands upon the General Partner and CRITEF III Associates Limited Partnership, in his capacity as a general and limited partner of the General Partner and as a limited partner of CRITEF III Associates Limited Partnership, to inspect and obtain copies of a current list of the BAC holders and other documents. He further alleges that his demands were rejected. On February 23, 1996, the General Partner and CRITEF III Associates Limited Partnership answered the complaint, admitting that his demands have been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. A hearing was held on March 6 and 7, 1996 and it is expected that the Chancery Court will render a decision following submission of briefs by the parties.

  On February 16, 1996, the Partnership, together with the General Partner, Capital Realty Investors Tax Exempt Fund III Limited Partnership and its general partner, CRI, and CAPREIT (collectively, the Plaintiffs) filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York (the District Court), No. 96 Civ. 1186 (LAK) (the New York Action). The complaint alleges that Mr. Schwartzberg is engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued in violation of the federal securities laws and rules promulgated by the SEC requiring definitive proxy materials to be filed with the SEC and delivered to the BAC Holders. The complaint also alleges that Mr. Schwartzberg has made false and misleading statements in the solicitations concerning the terms of the proposed merger and the availability of certain financial information, and has falsely imputed base motives to the principals of the General Partner. On February 23, 1996, the District Court, without making a finding of fact, issued a temporary restraining order barring Mr. Schwartzberg from making any solicitation of the BAC Holders without first complying with the SEC rules pending a hearing on a proposed preliminary injunction. The District Court held a hearing on March 5, 1996, on the motion of preliminary injunction, and, pending a decision, continued the temporary restraining order.

  On March 18, 1996, the District Court issued its Opinion enjoining Mr. Schwartzberg from (1) making any further solicitation of BAC Holders without complying with the provisions of Regulation 14A under the Securities Exchange Act of 1934, and (2) committing any violation of Rule 14a-9 (regarding false or misleading statements) in connection with any solicitation relating to the Partnerships. The injunction was based on the District Court's findings of fact and conclusions of law, in which it stated that the Plaintiffs (including the

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

8. LITIGATION--(CONTINUED)

Partnership) have established a strong likelihood of success on their claim that the press releases constitute a proxy solicitation in violation of securities laws and that the Plaintiffs are likely to establish that Mr. Schwartzberg acted with the requisite culpability with respect to at least some of the false statements made in his press releases. Also on March 18, 1996, Mr. Schwartzberg filed his answer to the complaint in the New York Action, coupled with counterclaims against the General Partner alleging that three press releases issued by the General Partner of the Partnership constituted solicitations in violation of the same provisions of the Securities Exchange Act and that they were false and misleading. The counter-defendants deny the allegations. The counterclaims sought a temporary restraining order against the General Partners regarding further alleged solicitations and false and misleading statements. The District Court denied the injunction request by order on April 23, 1996. On April 16, 1996, Mr. Schwartzberg also filed a Notice of Appeal with respect to the injunction against him with the U. S. Court of Appeals for the Second Circuit.

  The Partnership Agreement provides for the indemnification of the General Partners and its affiliates for acts or omissions by the General Partner in good faith and in the best interest of the Partnership. Such indemnification does not extend to a finding of liability for conduct which constitutes fraud, bad faith, misconduct, breach of fiduciary duties, or violation of state or federal securities laws. At this time, there is no estimate as to the timing or amount, if any, of the outcome of the New York Action, but the General Partners do not anticipate that the litigation will have a material adverse affect on the Partnership.

9. SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  The following is a summary of unaudited quarterly results of operations for the years ended December 31, 1995, 1994 and 1993:

                                   SERIES I

                                              1995 QUARTER ENDED
                                ------------------------------------------------
                                 MARCH 31     JUNE 30   SEPTEMBER 30 DECEMBER 31
                                -----------  ---------- ------------ -----------
Income (principally interest
 from mortgage revenue
 bonds).......................  $   805,519  $  679,950  $  815,140  $  878,924
Net income....................      743,533     629,658     627,707     811,818
Net income per BAC............         0.32        0.28        0.27        0.35
                                              1994 QUARTER ENDED
                                ------------------------------------------------
                                 MARCH 31     JUNE 30   SEPTEMBER 30 DECEMBER 31
                                -----------  ---------- ------------ -----------
Income (principally interest
 from mortgage revenue
 bonds).......................  $   604,146  $  750,688  $  682,547  $  838,997
Cumulative effect of change in
 accounting for mortgage
 revenue bonds................   (2,475,448)        --          --          --
Net (loss) income.............   (1,927,277)    686,847     641,981     781,732
Cumulative effect of change in
 accounting for mortgage
 revenue bonds per BAC........        (1.07)        --          --          --
Net (loss) income per BAC.....        (0.84)       0.30        0.28        0.34
                                              1993 QUARTER ENDED
                                ------------------------------------------------
                                 MARCH 31     JUNE 30   SEPTEMBER 30 DECEMBER 31
                                -----------  ---------- ------------ -----------
Income (principally rental in-
 come)........................  $ 1,425,443  $1,463,408  $1,438,179  $1,460,988
Net income (loss).............       73,083      66,601     (58,967)    370,664
Net income (loss) per BAC.....         0.03        0.03       (0.03)       0.17

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

9. SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)--(CONTINUED)

                                   SERIES II

                                               1995 QUARTER ENDED
                                 ----------------------------------------------
                                  MARCH 31   JUNE 30   SEPTEMBER 30 DECEMBER 31
                                 ---------- ---------- ------------ -----------
Income (principally interest
 from mortgage revenue bonds)..  $1,073,540 $1,090,173  $1,100,554  $1,139,175
Net income.....................     998,483  1,028,445     902,752   1,055,242
Net income per BAC.............        0.31       0.31        0.28        0.32

                                               1994 QUARTER ENDED
                                  ----------------------------------------------
                                   MARCH 31    JUNE 30  SEPTEMBER 30 DECEMBER 31
                                  -----------  -------- ------------ -----------
Income (principally interest
 from mortgage revenue bonds)...  $   939,700  $927,046   $969,760   $1,080,940
Cumulative effect of change in
 accounting for mortgage revenue
 bonds..........................   (4,600,720)      --         --           --
Net (loss) income...............   (3,737,817)  839,633    930,506    1,021,285
Cumulative effect of change in
 accounting for mortgage revenue
 bonds per BAC..................        (1.41)      --         --           --
Net (loss) income per BAC.......        (1.14)     0.26       0.28         0.31

                                               1993 QUARTER ENDED
                                 ----------------------------------------------
                                  MARCH 31   JUNE 30   SEPTEMBER 30 DECEMBER 31
                                 ---------- ---------- ------------ -----------
Income (principally rental in-
 come).........................  $1,895,782 $2,035,177  $1,972,908  $2,119,792
Extraordinary item gain on debt
 reduction.....................         --     416,432         --          --
Net income.....................     147,276    668,394       2,379     828,660
Net income per BAC.............        0.05       0.20         --         0.25

10. CONDENSED FINANCIAL INFORMATION

  Condensed combined financial information on a GAAP basis for the years ended December 31, 1995 and 1994 for all of the borrowers is as follows:

                                    SERIES I

                                             AS OF DECEMBER 31, 1995
                                     -----------------------------------------
                                     INVESTMENTS-- INVESTMENTS--
                                     LESS THAN 20% GREATER THAN
                                       OF TOTAL    20% OF TOTAL
                                        ASSETS        ASSETS         TOTAL
                                     ------------- -------------  ------------
Rental property, net of accumulated
 depreciation......................   $ 4,628,842  $ 26,401,608   $ 31,030,450
Other assets.......................       280,870     1,520,366      1,801,236
                                      -----------  ------------   ------------
  Total Assets.....................   $ 4,909,712  $ 27,921,974   $ 32,831,686
                                      ===========  ============   ============
Mortgage loans payable.............   $ 6,275,000  $ 37,880,000   $ 44,155,000
Accrued interest payable...........     1,246,519     6,545,421      7,791,940
Other liabilities..................       241,100     1,856,082      2,097,182
                                      -----------  ------------   ------------
  Total liabilities................     7,762,619    46,281,503     54,044,122
Partners' capital..................    (2,852,907)  (18,359,529)   (21,212,436)
                                      -----------  ------------   ------------
  Total liabilities and partners'
   capital.........................   $ 4,909,712  $ 27,921,974   $ 32,831,686
                                      ===========  ============   ============

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

10. CONDENSED FINANCIAL INFORMATION--CONTINUED

                                              AS OF DECEMBER 31, 1994
                                      ---------------------------------------
                                      INVESTMENTS-- INVESTMENTS--
                                      LESS THAN 20% GREATER THAN
                                        OF TOTAL    20% OF TOTAL
                                         ASSETS        ASSETS        TOTAL
                                      ------------- ------------- -----------
Rental property, net of accumulated
 depreciation........................  $4,875,671    $27,720,971  $32,596,642
Other assets.........................     233,315      1,471,162    1,704,477
                                       ----------    -----------  -----------
  Total Assets.......................  $5,108,986    $29,192,133  $34,301,119
                                       ==========    ===========  ===========
Mortgage loans payable...............  $6,275,000    $37,880,000  $44,155,000
Accrued interest payable.............   1,033,136      5,369,778    6,402,914
Other liabilities....................     198,003      1,620,989    1,818,992
                                       ----------    -----------  -----------
  Total liabilities..................   7,506,139     44,870,767   52,376,906
Partners' capital....................  (2,397,153)   (15,678,634) (18,075,787)
                                       ----------    -----------  -----------
  Total liabilities and partners'
   capital...........................  $5,108,986    $29,192,133  $34,301,119
                                       ==========    ===========  ===========
                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                                      ---------------------------------------
                                      INVESTMENTS-- INVESTMENTS--
                                      LESS THAN 20% GREATER THAN
                                        OF TOTAL    20% OF TOTAL
                                         ASSETS        ASSETS        TOTAL
                                      ------------- ------------- -----------
Rental Income........................  $1,165,842    $ 5,658,218  $ 6,824,060
Rental Expenses......................    (539,141)    (3,113,172)  (3,652,313)
Interest Expense.....................    (588,488)    (3,706,578)  (4,295,066)
Depreciation.........................    (248,472)    (2,150,155)  (2,398,627)
                                       ----------    -----------  -----------
Net Loss.............................  $ (210,259)   $(3,311,687) $(3,521,946)
                                       ==========    ===========  ===========
                                       FOR THE YEAR ENDED DECEMBER 31, 1994
                                      ---------------------------------------
                                      INVESTMENTS-- INVESTMENTS--
                                      LESS THAN 20% GREATER THAN
                                        OF TOTAL    20% OF TOTAL
                                         ASSETS        ASSETS        TOTAL
                                      ------------- ------------- -----------
Rental Income........................  $1,122,732    $ 5,417,697  $ 6,540,429
Rental Expenses......................    (509,819)    (2,991,871)  (3,501,690)
Interest Expense.....................    (593,732)    (3,676,167)  (4,269,899)
Depreciation.........................    (277,071)    (2,217,138)  (2,494,209)
                                       ----------    -----------  -----------
Net Loss.............................  $ (257,890)   $(3,467,479) $(3,725,369)
                                       ==========    ===========  ===========

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

10. CONDENSED FINANCIAL INFORMATION--CONTINUED

                                   SERIES II

                                             AS OF DECEMBER 31, 1995
                                     -----------------------------------------
                                     INVESTMENTS-- INVESTMENTS--
                                     LESS THAN 20% GREATER THAN
                                       OF TOTAL    20% OF TOTAL
                                        ASSETS        ASSETS         TOTAL
                                     ------------- -------------  ------------
Rental property, net of accumulated
 depreciation......................   $ 6,274,228  $ 38,631,510   $ 44,905,738
Other assets.......................       399,032     1,912,388      2,311,420
                                      -----------  ------------   ------------
  Total Assets.....................   $ 6,673,260  $ 40,543,898   $ 47,217,158
                                      ===========  ============   ============
Mortgage loans payable.............   $10,030,000  $ 52,578,001   $ 62,608,001
Accrued interest payable...........     3,927,065     9,579,202     13,506,267
Other liabilities..................       430,970     2,265,812      2,696,782
                                      -----------  ------------   ------------
  Total liabilities................    14,388,035    64,423,015     78,811,050
Partners' capital..................    (7,714,775)  (23,879,117)   (31,593,892)
                                      -----------  ------------   ------------
  Total liabilities and partners'
   capital.........................   $ 6,673,260  $ 40,543,898   $ 47,217,158
                                      ===========  ============   ============
                                             AS OF DECEMBER 31, 1994
                                     -----------------------------------------
                                     INVESTMENTS-- INVESTMENTS--
                                     LESS THAN 20% GREATER THAN
                                       OF TOTAL    20% OF TOTAL
                                        ASSETS        ASSETS         TOTAL
                                     ------------- -------------  ------------
Rental property, net of accumulated
 depreciation......................   $ 6,572,222  $ 40,328,194   $ 46,900,416
Other assets.......................       358,439     1,582,286      1,940,725
                                      -----------  ------------   ------------
  Total Assets.....................   $ 6,930,661  $ 41,910,480   $ 48,841,141
                                      ===========  ============   ============
Mortgage loans payable.............   $10,030,000  $ 52,578,001   $ 62,608,001
Accrued interest payable...........     3,499,235     8,440,961     11,940,196
Other liabilities..................       336,193     1,795,565      2,131,758
                                      -----------  ------------   ------------
  Total liabilities................    13,865,428    62,814,527     76,679,955
Partners' capital..................    (6,934,767)  (20,904,047)   (27,838,814)
                                      -----------  ------------   ------------
  Total liabilities and partners'
   capital.........................   $ 6,930,661  $ 41,910,480   $ 48,841,141
                                      ===========  ============   ============
                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                                     -----------------------------------------
                                     INVESTMENTS-- INVESTMENTS--
                                     LESS THAN 20% GREATER THAN
                                       OF TOTAL    20% OF TOTAL
                                        ASSETS        ASSETS         TOTAL
                                     ------------- -------------  ------------
Rental Income......................   $ 1,318,441  $  7,441,433   $  8,759,874
Rental Expenses....................      (797,458)   (3,887,812)    (4,685,270)
Interest Expense...................    (1,003,000)   (4,840,007)    (5,843,007)
Depreciation.......................      (297,994)   (1,696,594)    (1,994,588)
                                      -----------  ------------   ------------
Net Income.........................   $  (780,011) $ (2,982,980)  $ (3,762,991)
                                      ===========  ============   ============

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

10. CONDENSED FINANCIAL INFORMATION--CONTINUED

                                         FOR THE YEAR ENDED DECEMBER 31, 1994
                                        ---------------------------------------
                                        INVESTMENTS-- INVESTMENTS--
                                        LESS THAN 20% GREATER THAN
                                          OF TOTAL    20% OF TOTAL
                                           ASSETS        ASSETS        TOTAL
                                        ------------- ------------- -----------
Rental Income..........................  $ 1,239,068   $ 7,021,646  $ 8,260,714
Rental Expenses........................     (793,170)   (3,868,054)  (4,661,224)
Interest Expense.......................   (1,003,000)   (4,769,113)  (5,772,113)
Depreciation...........................     (321,160)   (1,722,133)  (2,043,293)
                                         -----------   -----------  -----------
Net Income.............................  $  (878,262)  $(3,337,654) $(4,215,916)
                                         ===========   ===========  ===========

  In accordance with Staff Accounting Bulletin 71, complete financial statements for all borrowers in which the Partnership investment in mortgage revenue bond is 20% or more of the total assets of the Partnership at December 31, 1995 and 1994 are included as an exhibit to the Partnership's financial statements. The borrowers' financial statements are prepared on an income tax basis, which differs from GAAP. The principal differences between income tax basis and GAAP are (i) for income tax purposes the apartment properties are not valued at the lower of cost or net realizable value and a write down to fair value at deed-in-lieu of foreclosure was not taken, (ii) an intangible asset was recognized for tax purposes representing the value to the borrower of its favorable financing when the properties were transferred to Owner Partnerships and (iii) depreciable life and method.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                 BALANCE SHEETS
                                  (UNAUDITED)

                                     ASSETS

                                     SERIES I                  SERIES II
                             -------------------------  -------------------------
                                AS OF                      AS OF
                              JUNE 30,       AS OF       JUNE 30,       AS OF
                                1996      DECEMBER 31,     1996      DECEMBER 31,
                             (UNAUDITED)      1995      UNAUDITED)       1995
                             -----------  ------------  -----------  ------------
Investment in mortgage rev-
 enue bonds................  $30,740,285  $30,740,285   $43,793,252  $43,793,252
Cash and cash equivalents..       91,841       58,924        70,264       88,986
Marketable securities......    1,353,070    1,315,182     1,881,213    1,512,281
Working capital reserves
 invested in marketable se-
 curities..................    1,346,956    1,284,670     2,283,667    2,307,385
Receivables and other as-
 sets......................       22,166       21,958        56,744       36,996
                             -----------  -----------   -----------  -----------
    Total assets...........  $33,554,318  $33,421,019   $48,085,140  $47,738,900
                             ===========  ===========   ===========  ===========

                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Distributions payable......  $ 1,301,344  $ 1,243,762   $ 1,897,646  $ 1,766,776
Accounts payable and ac-
 crued expenses............      299,862      198,413       320,229      224,135
                             -----------  -----------   -----------  -----------
    Total liabilities......    1,601,206    1,442,175     2,217,875    1,990,911
                             -----------  -----------   -----------  -----------
Partners' capital (defi-
 cit):
  General Partner..........     (214,343)    (214,083)     (288,603)    (289,808)
  Beneficial Assignee
   Certificates (BACs)--
   issued and outstanding,
   2,280,000 of Series I
   BACs and 3,238,760 of
   Series II BACs..........   32,167,455   32,192,927    46,155,868   46,037,797
                             -----------  -----------   -----------  -----------
    Total partners' capi-
     tal...................   31,953,112   31,978,844    45,867,265   45,747,989
                             -----------  -----------   -----------  -----------
    Total liabilities and
     partners' capital.....  $33,554,318  $33,421,019   $48,085,140  $47,738,900
                             ===========  ===========   ===========  ===========


   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                              STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                SERIES I
                          --------------------------------------------------------
                          FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                   JUNE 30,                     JUNE 30,
                          ----------------------------  --------------------------
                              1996           1995           1996          1995
                          -------------  -------------  ------------  ------------
Interest from mortgage
 revenue bonds..........  $     746,334  $     658,558  $  1,577,436  $  1,451,754
                          -------------  -------------  ------------  ------------
Other income (expenses):
  Other interest in-
   come.................         23,435         21,392        45,281        33,715
  Merger-related ex-
   penses...............       (158,087)           --       (234,126)          --
  General and adminis-
   trative..............        (42,962)       (42,711)      (77,225)      (93,337)
  Professional fees.....        (13,463)        (7,581)      (35,754)      (18,941)
                          -------------  -------------  ------------  ------------
                               (191,077)       (28,900)     (301,824)      (78,563)
                          -------------  -------------  ------------  ------------
Net income..............  $     555,257  $     629,658  $  1,275,612  $  1,373,191
                          =============  =============  ============  ============
Net income allocated to
 General Partner
 (1.01%)................  $       5,608  $       6,359  $     12,884  $     13,869
                          =============  =============  ============  ============
Net income allocated to
 BAC Holders (98.99%)...  $     549,649  $     623,299  $  1,262,728  $  1,359,322
                          =============  =============  ============  ============
Net income per BAC......  $        0.24  $        0.28  $       0.55  $       0.60
                          =============  =============  ============  ============
BACs outstanding........      2,280,000      2,280,000     2,280,000     2,280,000
                          =============  =============  ============  ============


   The accompanying notes are an integral part of these financial statements.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                              STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                SERIES II
                          --------------------------------------------------------
                          FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                   JUNE 30,                     JUNE 30,
                          ----------------------------  --------------------------
                              1996           1995           1996          1995
                          -------------  -------------  ------------  ------------
Interest from mortgage
 revenue bonds..........  $   1,032,970  $   1,047,325  $  2,302,033  $  2,097,833
                          -------------  -------------  ------------  ------------
Other income (expenses):
  Other interest in-
   come.................         41,287         42,848        82,320        65,880
  Merger-related ex-
   penses...............       (157,772)           --       (233,811)          --
  General and adminis-
   trative..............        (46,679)       (49,600)      (85,631)     (110,562)
  Professional fees.....        (17,456)       (12,128)      (47,989)      (26,223)
                          -------------  -------------  ------------  ------------
                               (180,620)       (18,880)     (285,111)      (70,905)
                          -------------  -------------  ------------  ------------
Net income..............  $     852,350  $   1,028,445  $  2,016,922  $  2,026,928
                          =============  =============  ============  ============
Net income allocated to
 General Partner
 (1.01%)................  $       8,609  $      10,387  $     20,371  $     20,472
                          =============  =============  ============  ============
Net income allocated to
 BAC Holders (98.99%)...  $     843,741  $   1,018,058  $  1,996,551  $  2,006,456
                          =============  =============  ============  ============
Net income per BAC......  $        0.26  $        0.31  $       0.62  $       0.62
                          =============  =============  ============  ============
BACs outstanding........      3,238,760      3,238,760     3,238,760     3,238,760
                          =============  =============  ============  ============


     The accompanying notes are integral part of these financial statements

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

              STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)

                                                       SERIES I
                                           -----------------------------------
                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $32,192,927  $(214,083) $31,978,844
  Net income..............................   1,262,728     12,884    1,275,612
  Distributions paid or accrued of $0.565
   per BAC (including return of capital of
   $0.01 per BAC).........................  (1,288,200)   (13,144)  (1,301,344)
                                           -----------  ---------  -----------
Balance, June 30, 1996.................... $32,167,455  $(214,343) $31,953,112
                                           ===========  =========  ===========
                                                       SERIES II
                                           -----------------------------------
                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $46,037,797  $(289,808) $45,747,989
  Net income..............................   1,996,551     20,371    2,016,922
  Distributions paid or accrued of $0.58
   per BAC (none of which is return on
   capital)...............................  (1,878,480)   (19,166)  (1,897,646)
                                           -----------  ---------  -----------
Balance, June 30, 1996.................... $46,155,868  $(288,603) $45,867,265
                                           ===========  =========  ===========


   The accompanying notes are an integral part of these financial statements

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                             SERIES I
                                                     --------------------------
                                                     FOR THE SIX MONTHS ENDED
                                                             JUNE 30,
                                                     --------------------------
                                                         1996          1995
                                                     ------------  ------------
Cash flows from operating activities:
 Net income........................................  $  1,275,612  $  1,373,191
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  (Increase) decrease in receivables and other
   assets..........................................          (208)        4,868
  Increase (decrease) in accounts payable and
   accrued expenses................................       101,449       (25,748)
                                                     ------------  ------------
    Net cash provided by operating activities......     1,376,853     1,352,311
                                                     ------------  ------------
Cash flows from investing activities:
 Sale of marketable securities.....................       962,286     1,211,451
 Purchase of marketable securities.................    (1,000,174)   (1,376,371)
 Deposits to working capital reserves invested in
  marketable securities............................       (62,286)     (124,544)
                                                     ------------  ------------
    Net cash used in investing activities..........      (100,174)     (289,464)
                                                     ------------  ------------
Cash flows from financing activities:
 Distributions to BAC Holders and General Partner..    (1,243,762)   (1,151,631)
                                                     ------------  ------------
Net increase (decrease) in cash and cash
 equivalents.......................................        32,917       (88,784)
Cash and cash equivalents, beginning of period.....        58,924       103,864
                                                     ------------  ------------
Cash and cash equivalents, end of period...........  $     91,841  $     15,080
                                                     ============  ============


   The accompanying notes are an integral part of these financial statements

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                         STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                            SERIES II
                                                    --------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            JUNE 30,
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
Cash flows from operating activities:
 Net income........................................ $  2,016,922  $  2,026,928
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Increase in receivables and other assets.........      (19,748)      (41,356)
  Increase (decrease) in accounts payable and
   accrued expenses................................       96,094       (15,698)
                                                    ------------  ------------
    Net cash provided by operating activities......    2,093,268     1,969,874
                                                    ------------  ------------
Cash flows from investing activities:
 Sale of marketable securities.....................    2,417,379     3,522,098
 Purchase of marketable securities.................   (2,786,311)   (3,646,595)
 Withdrawals from (deposits to) working capital
  reserves invested in marketable securities.......       23,718      (299,056)
                                                    ------------  ------------
    Net cash used in investing activities..........     (345,214)     (423,553)
                                                    ------------  ------------
Cash flows from financing activities:
 Distributions to BAC Holders and General Partner..   (1,766,776)   (1,635,903)
                                                    ------------  ------------
Net decrease in cash and cash equivalents..........      (18,722)      (89,582)
Cash and cash equivalents, beginning of period.....       88,986       101,283
                                                    ------------  ------------
Cash and cash equivalents, end of period........... $     70,264  $     11,701
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

  In the opinion of CRITEF Associates Limited Partnership (the General Partner), the accompanying unaudited financial statements of Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership) contain all adjustments of a normal recurring nature necessary to present fairly the Partnership's financial position as of June 30, 1996 and December 31, 1995, and the results of its operations for the three and six months ended June 30, 1996 and 1995 and its cash flows for the six months ended June 30, 1996 and 1995.

  These unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these financial statements be read in conjunction with the amended and restated financial statements and notes included in the Partnership's Annual Report filed on Form 10-K/A on May 17, 1996 for the year ended December 31, 1995.

  The financial statements for the three and six months ended June 30, 1995 have been restated to conform to 1996 presentation, as well as to conform with the restated 1995 financial statements as discussed in Note 3.

2. MERGER PROPOSAL

  On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of Capital Apartment Properties, Inc. (CAPREIT), a private real estate investment trust. On that date, another CAPREIT affiliate entered into a merger agreement with Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF
III), a similar tax exempt bond fund sponsored by CRI. The two merger agreements are independent of one another, but the closing of each merger is conditioned on closing of the other, at CARPEIT's election. Another affiliate of CAPREIT is the property manager for four of the five properties securing the bonds held by Series I, and all five properties securing the bonds in Series II. All nine properties managed by the CAPREIT affiliate had defaulted with respect to their mortgage loans held by the Partnership. If the merger proposal is approved by a majority vote of BAC Holders, all of the BACs in both Series I and Series II will be redeemed for cash and the interests represented by such BACs will be canceled. The agreement for the proposed merger has been modified to improve the terms of the original proposal. Under the original proposal, the redemption amount per BAC was to be $13.761 and $13.313 for Series I and Series II, respectively. Under the most recent modification, the Third Amended and Restated Agreement and Plan of Merger (Restated Merger Agreement), all of the BACs will be redeemed for cash at a redemption price of $14.28 per BAC, net to the holder, without interest, subject to upward adjustment based on Available Cash (as defined in the Restated Merger Agreement) to not greater than $14.49 per BAC for Series I, and $14.07 per BAC, net to the holder, without interest, subject to upward adjustment based on Available Cash to not greater than $14.28 per BAC for Series II. In arriving at the base redemption price, the consideration to be paid to BAC holders in the mergers has been reduced by the fees and expenses payable to counsel for the plaintiffs in certain class action litigation, as discussed in Note 6. If there is any upward adjustment to the base redemption price based on Available Cash, plaintiffs' counsel shall be entitled to an additional amount equal to 20% of the increased amount, up to a maximum of $75,000.

  The BAC Holders will also vote upon the sale of the Partnership's General Partner's interest to an affiliate of CAPREIT immediately prior to consummation of the proposed merger. CAPREIT has agreed to pay the General Partner $500,000 in consideration for its 1.01% general partner interest in the Partnership.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


2. MERGER PROPOSAL--(CONTINUED)

  CAPREIT and/or its designee will also acquire accounts receivables held by CRI and CRIIMI MAE Services Limited Partnership (CRIIMI), for the accrued mortgage servicing and administration fees on certain property mortgage loans of both Series I and Series II. The general partner of CRIIMI is a subsidiary of CRIIMI MAE Inc., a publicly-traded company affiliated with the General Partners. Under the Restated Merger Agreement, CAPREIT will pay the discounted amount of $511,680 and $770,835 to CRI for the fees of Series I and Series II, respectively, accrued through June 30, 1995. The amounts to be paid to CRI represent approximately 42% of the total accrued fees owed to CRI. Also, CAPREIT will pay $265,968 and $391,296 to CRIIMI for the fees of Series I and Series II, respectively, accrued from July 1, 1995 through June 30, 1996, which represents 100% of the fees which are expected to be owed to CRIIMI for that period. From July 1, 1996 to the closing of the proposed merger, the amounts to be paid by CAPREIT to CRIIMI will increase, to reflect additional amounts currently being accrued for mortgage servicing and administration fees, at a rate of $22,164 and $32,608 per month for Series I and Series II, respectively.

  Each of the affiliates of the Partnership formed to take title to properties and assume the existing indebtedness when the original unaffiliated borrowers defaulted (Owner Partnerships) has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value thereof (based on the fair market value of the property as encumbered by the mortgage loans). Although such interests currently have nominal value, if the fair market value of the partnership properties increases substantially prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships. This feature was required by CAPREIT as a material business term of the merger.

  Consummation of the merger is contingent upon the approval of a majority of combined Series I and Series II BAC Holders, voting together as one class. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption amount to BAC Holders from a financial point of view. Favorable opinions from an independent investment banking firm were issued on March 14, 1996. As of August 5, 1996, the independent investment banking firm is updating their analysis regarding the fairness of the redemption amount to BAC Holders from a financial point of view. A proxy statement is expected to be issued to BAC Holders after it is filed with and clearance is received by the SEC. A preliminary proxy statement has been filed with the SEC, and the Partnership is awaiting the SEC's clearance. The definitive proxy materials include a full description of the proposed merger and the independent fairness opinions.

  In accordance with the Restated Merger Agreement, CAPREIT is to pay the legal costs incurred by the Partnership associated with the proposed merger, upon consummation of the proposed merger. As the Partnership is not responsible for payment of these costs, they have not been reflected in the accompanying financial statements. However, in the event that the proposed merger is not consummated with CAPREIT, the Partnership will be responsible for these costs, as discussed below. As of August 5, 1996, the Partnership had incurred legal costs of approximately $45,000 for Series I and II, respectively, related to the proposed merger. There is no reasonable estimate of remaining legal costs to be incurred by the Partnership related to the proposed merger.

  In the event the Restated Merger Agreement is terminated or abandoned under the specified circumstances, the Partnership may be liable for the payment of a fee equal of $2,250,000 with respect to such terminated or abandoned Restated Merger Agreement if there is a Fiduciary Out Termination (as defined in the Restated

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


2. MERGER PROPOSAL--(CONTINUED)

Merger Agreement), a Triggering Event (as defined in the Restated Merger Agreement) or the Partnership consummates an alternative transaction within 270 days of the date of termination or abandonment of such Restated Merger Agreement.

  In addition, if the Restated Merger Agreement is terminated or abandoned due to (i) a Fiduciary Out Termination, (ii) a willful and material breach by the Partnership or any applicable Owner Partnership (other than a breach of the representations and warranties), (iii) the failure by the Partnership or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, or (iv) a termination of such Restated Merger Agreement by such CAPREIT affiliate because the Partnership shall have settled designated actions for an amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such CAPREIT affiliate reasonably objects, then the Partnership shall bear all of its own expenses, as mentioned above, and reimburse such CAPREIT affiliate and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, and its financing sources and consultants to the CAPREIT affiliate and its affiliates) in connection with such merger and related transactions and the proxy statement. In no event, however, shall the amount paid to reimburse expenses under the Restated Merger Agreement exceed $2,500,000.

  During February 1996, the General Partner received an inquiry concerning the possible acquisition of the funds from a group of investors led by Mr. Terry McNellis and Mr. Gary Petrucci, of Piper Jaffrey Inc., and Mr. David Brierton and Mr. Jack Safar, of Dominium Management Services Inc. (collectively, the Dominium Group). The Dominium Group executed confidentiality and non-circumvention agreements, and by the beginning of April 1996, the Partnership had provided the Dominium Group with all of the due diligence materials they had requested. Thereafter, the General Partner did not hear from any representative of the Dominium Group again until June 28, 1996, just days prior to the initially scheduled date for the fairness hearing to be held on the Stipulation of Settlement in the Zakin and Wingard putative class actions (the Zakin and Wingard Actions), as discussed in Note 6.

  On June 28, 1996, counsel to the plaintiffs in the Zakin and Wingard Actions and the Partnership received a letter from Dominium Tax Exempt Fund L.L.P. (Dominium), which was signed by Mr. Safar of the Dominium Group, indicating an interest in entering into merger agreements with the Partnership having similar terms as the merger agreement and purportedly offering the BAC Holders of the Partnership and CRITEF III an aggregate merger consideration of approximately $168,230,000. After reviewing the Dominium letter, the General Partner determined that Dominium had not demonstrated any firm financing ability. Notwithstanding such determination, the General Partner, in a letter dated July 3, 1996, notified Dominium that they would make documents available to Dominium for its due diligence. The General Partner, however, also cautioned Dominium that they would not jeopardize the merger agreements with CAPREIT by an unwarranted delay while Dominium and its potential lenders continued to study the Partnership and the mortgage revenue bonds and complete their due diligence.

  On July 12, 1996, the Partnership received copies of correspondence from Dominium to counsel for the plaintiffs in the Zakin and Wingard Actions, indicating that Dominium had received a purported financing commitment, subject to payment of a fee and satisfactory results of a 21 business day due diligence period. Representatives of Dominium came to the General Partners' offices on July 11, 12, 26, 29 and 30, 1996 to conduct such review.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS

  In May 1993, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale, and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. The Partnership implemented SFAS 115 in 1994 for its marketable securities. Following such adoption, the Partnership (as did others in the industry) continued to account for its investments in mortgage revenue bonds, except Observatory II, as investments in real estate based on consolidation of the Owner Partnerships in accordance with the Securities and Exchange Commission
(SEC) rules.

  In conjunction with the review of the Partnership's 1995 financial statements by the SEC staff, the Partnership agreed to account for all of its investments in mortgage revenue bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in mortgage revenue bonds are classified and accounted for as held to maturity securities and carried at amortized cost because of the Partnership's ability and intent to hold these investments to maturity. In accordance with SFAS 115's provisions for held to maturity securities, the Partnership evaluates the fair value of its mortgage revenue bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. The Partnership did not recognize any impairment losses during the three or six months ended June 30, 1996 or 1995. Since all of the underlying mortgage loans, except Observatory II, are in default, base interest and contingent interest on the mortgage revenue bonds is recognized as revenue when collected.

  The restatement of the 1995 financial statements resulted in increases of $374,989 and $792,315 in the previously reported net income for the three and six months ended June 30, 1995, respectively, for Series I, and increases of $410,106 and $983,047 in the previously reported net income for the three and six months ended June 30, 1995, respectively, for Series II. The restatement of the 1995 financial statements also resulted in increases of $0.17 and $0.35 in the previously reported net income per BAC for the three and six months ended June 30, 1995, respectively, for Series I, and increases of $0.12 and $0.30 in the previously reported net income per BAC for the three and six months ended June 30, 1995, respectively, for Series II. Net income per BAC as previously reported was $.11 and $.25 for the three and six months ended June 30, 1995, respectively, for Series I, and $.19 and $.32 for the three and six months ended June 30, 1995, respectively, for Series II.

                                   SERIES I

  The five original Series I mortgage loans securing the mortgage revenue bonds, with current aggregate principal and carrying amounts of $44,155,000 and $30,740,285, respectively, went into default, resulting in title transfer by actual foreclosure(one) or deeds in lieu of foreclosure (four) to Owner Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the Code) (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Observatory II, Royal Oaks, Trailway Pond and Valley Creek transfers.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

  In conjunction with the transfer of the Royal Oaks deed to an Owner Partnership, the Royal Oaks mortgage revenue bond was modified. The Partnership, based on information and advice from outside counsel, believes that the modification does not adversely affect the tax-exempt nature of the Royal Oaks bond interest. The modification complied with IRS guidelines in effect at that time. The IRS has since issued Final Regulations Section 1.1001-3, which applies only to modifications made on or after September 24, 1996. The General Partner believes that the modification to the Royal Oaks mortgage revenue bond was consistent with the relevant tax authority which existed at the time of the modification and has, therefore, not jeopardized the tax-exempt status of the Royal Oaks mortgage revenue bond. However, there can be no assurance as to the tax-exempt status of the Royal Oaks mortgage revenue bond at present.

  Presented below is a summary of base interest payments for the six months ended June 30, 1996 and 1995 that are due to Series I from the borrowers:

                                  FOR THE SIX MONTHS ENDED JUNE 30, 1996
                           -----------------------------------------------------
                                           BASE INTEREST              CUMULATIVE
                                             PAID FROM   CURRENT BASE   UNPAID
                            CURRENT BASE    PROPERTIES'    INTEREST   FULL BASE
                           INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                           --------------- ------------- ------------ ----------
Observatory II............   $   64,000     $   64,000     $    --    $      --
Royal Oaks................      534,648        449,712       84,936    1,678,180
Trailway Pond.............      230,244        120,264      109,980      962,452
Valley Creek..............      663,176        471,557      191,619    2,942,800
White Bear Woods..........      655,463        471,903      183,560    2,184,311
                             ----------     ----------     --------   ----------
                             $2,147,531     $1,577,436     $570,095   $7,767,743
                             ==========     ==========     ========   ==========
                                  FOR THE SIX MONTHS ENDED JUNE 30, 1995
                           -----------------------------------------------------
                                           BASE INTEREST              CUMULATIVE
                                             PAID FROM   CURRENT BASE   UNPAID
                            CURRENT BASE    PROPERTIES'    INTEREST   FULL BASE
                           INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                           --------------- ------------- ------------ ----------
Observatory II............   $   64,000     $   64,000     $    --    $      --
Royal Oaks................      534,648        391,387      143,261    1,505,734
Trailway Pond.............      230,244        124,374      105,870      742,702
Valley Creek..............      663,176        446,584      216,592    2,585,899
White Bear Woods..........      655,463        425,409      230,054    1,867,811
                             ----------     ----------     --------   ----------
                             $2,147,531     $1,451,754     $695,777   $6,702,146
                             ==========     ==========     ========   ==========

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest, which totalled $464,087 and $366,455 for the six months ended June 30, 1996 and 1995, respectively.

  Contingent interest is recognized as revenue when collected. No contingent interest was received or accrued by Series I during the three or six months ended June 30, 1996 or 1995. Contingent interest due for Series I as of June 30, 1996 and December 31, 1995 amounted to $21,404,029 and $20,083,162, respectively.

  As of June 30, 1996, Series I had cash and cash equivalents of $91,841, unrestricted marketable securities of $1,353,070 and working capital reserves invested in marketable securities of $1,346,956. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. The Partnership has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

on a specific identification basis. There were no net unrealized holding gains or losses recognized during the three or six months ended June 30, 1996 or 1995 for Series I as the cost for the tax-exempt municipal bonds approximated market value throughout the respective periods.

                                   SERIES II

  The five original Series II mortgage loans securing the mortgage revenue bonds with aggregate principal and carrying amounts of $62,608,001 and $43,793,252, respectively, went into default, resulting in deeds in lieu of foreclosure to Ownership Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax exempt status.) The bond counsel opinions were obtained in connection with the Ethan's Ridge and Ethan's Glen IIB, Fountain Place and Trailway Pond II transfers.

  Presented below is a summary of base interest payments for the six months ended June 30, 1996 and 1995 that are due to Series II from the borrowers:

                                 FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         ------------------------------------------------------
                                         BASE INTEREST              CUMULATIVE
                                           PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'    INTEREST    FULL BASE
                         INTEREST DUE(1) OPERATIONS(2)   NOT PAID    INTEREST
                         --------------- ------------- ------------ -----------
Ethan's Ridge and
 Ethan's Glen IIB.......   $  759,375     $  758,194     $  1,181   $ 2,003,374
Fountain Place..........      992,750        806,373      186,377     5,249,875
James Street Crossing...      667,879        470,000      197,879     1,893,050
Trailway Pond II........      501,500        267,465      234,035     2,802,741
                           ----------     ----------     --------   -----------
                           $2,921,504     $2,302,032     $619,472   $11,949,040
                           ==========     ==========     ========   ===========
                                 FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         ------------------------------------------------------
                                         BASE INTEREST              CUMULATIVE
                                           PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'    INTEREST    FULL BASE
                         INTEREST DUE(1)  OPERATIONS     NOT PAID    INTEREST
                         --------------- ------------- ------------ -----------
Ethan's Ridge and
 Ethan's Glen IIB.......   $  759,375     $  612,239     $147,136   $ 1,845,660
Fountain Place..........      992,750        681,787      310,963     4,805,330
James Street Crossing...      667,879        520,548      147,331     1,577,060
Trailway Pond II........      501,500        283,259      218,241     2,359,117
                           ----------     ----------     --------   -----------
                           $2,921,504     $2,097,833     $823,671   $10,587,167
                           ==========     ==========     ========   ===========

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest, which totalled $690,400 and $567,098 for the six months ended June 30, 1996 and 1995, respectively.
(2) Includes amounts received by the Partnership in January 1996 from the release of excess tax and insurance reserves relating to 1995. Such amounts received from Ethan's Ridge and Ethan's Glen IIB, Fountain Place and James Street Crossing totalled $107,000, $25,700 and $7,800, respectively.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

  Contingent interest is recognized as revenue when collected. No contingent interest was received or accrued by Series II during the three or six months ended June 30, 1996 or 1995. Contingent interest due for Series II as of June 30, 1996 and December 31, 1995 amounted to $29,984,679 and $27,897,543, respectively.

  As of June 30, 1996, Series II had cash and cash equivalents of $70,264, unrestricted marketable securities of $1,881,213, and working capital reserves invested in marketable securities of $2,283,667. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. The Partnership has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the three or six months ended June 30, 1996 or 1995 for Series II as the cost for the tax-exempt municipal bonds approximated market value throughout these periods.

                                SERIES I AND II

  In April 1991, the U.S. Supreme Court decided a case, Cottage Savings Association V. Commissioner (Cottage Savings) that could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision, on June 26, 1996, the IRS issued Final Regulations Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these regulations provide that certain modifications of the current interest payments or the maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain future modifications of the mortgage loans which secure the mortgage revenue bonds could be treated as a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the mortgage revenue bonds. Even if issuer consent were obtained, all accrued and unpaid interest of the existing mortgage loans would have to be written off. The write-off of accrued and unpaid interest would not be recoverable upon ultimate disposition or payoff of the mortgage revenue bond and would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Final Regulations Section 1.1001-3 will become effective only with respect to modifications made on or after September 24, 1996. It is unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made to mortgage loans which secure the mortgage revenue bonds. The General Partner believes that the modifications which have already been made were consistent with the relevant tax authority that existed at the time of those modifications and have not jeopardized the tax-exempt status of the mortgage revenue bonds. However, there can be no assurance as to the tax-exempt status of the mortgage revenue bonds at present.

  The General Partner's ongoing strategy had been to continue holding the mortgage revenue bonds until the loan maturity dates. If the merger proposal, discussed in Note 2, is approved, the interests of the BAC Holders will be redeemed for cash. If the merger proposal is not approved, in order to maximize the overall yield, the General Partner may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the mortgage revenue bonds, for investor approval extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent mortgage revenue bonds.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


4. DISTRIBUTIONS TO BAC HOLDERS

  The Partnership expects to continue to make distributions to BAC Holders on a semi-annual basis. The Restated Merger Agreement stipulates that 1996 distributions cannot exceed $0.09417 and $0.09667 per BAC per month for Series I and Series II, respectively. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions other than as set forth in the Restated Merger Agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II in Series I), therefore, the distributions to BAC Holders may fluctuate from current levels. The General Partner seeks to optimize cash flow from the properties owned by the Owner Partnerships. Despite these efforts, the amounts paid to the Partnership from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables.

                                   SERIES I

  The following distributions were paid or accrued to BAC Holders of record during the six months ended June 30, 1996 and 1995:

                                                  1996               1995
                                            DISTRIBUTIONS TO   DISTRIBUTIONS TO
                                              BAC HOLDERS        BAC HOLDERS
                                           ------------------ ------------------
QUARTER ENDED                                TOTAL    PER BAC   TOTAL    PER BAC
- -------------                              ---------- ------- ---------- -------
March 31,................................. $  644,100 $0.2825 $  615,600 $0.2700
June 30,..................................    644,100  0.2825    615,600  0.2700
                                           ---------- ------- ---------- -------
                                           $1,288,200 $0.5650 $1,231,200 $0.5400
                                           ========== ======= ========== =======

  Distributions to BAC Holders for the three and six months ended June 30, 1996 and 1995 were funded as follows:

                         FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                  JUNE 30,                     JUNE 30,
                         ----------------------------  --------------------------
                             1996           1995           1996          1995
                         -------------  -------------  ------------  ------------
Cash Available for
 Distribution:
  Cash flow (1)......... $     679,348  $     630,894  $  1,363,630  $  1,368,306
  Net deposits to
   working capital
   reserves.............       (28,676)        (9,013)      (62,286)     (124,544)
                         -------------  -------------  ------------  ------------
    Total cash available
     for distribution... $     650,672  $     621,881  $  1,301,344  $  1,243,762
                         =============  =============  ============  ============
Distributions to:
  General partner
   (1.01%).............. $       6,572  $       6,281  $     13,144  $     12,562
                         =============  =============  ============  ============
  BAC Holders (98.99%).. $     644,100  $     615,600  $  1,288,200  $  1,231,200
                         =============  =============  ============  ============

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from Revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with generally accepted accounting principles (GAAP) as an indication of the Partnership's operating performance.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


4. DISTRIBUTIONS TO BAC HOLDERS--(CONTINUED)

                                   SERIES II

  The following distributions were paid or accrued to BAC Holders of record during the six months ended June 30, 1996 and 1995:

                                                  1996               1995
                                            DISTRIBUTIONS TO   DISTRIBUTIONS TO
                                              BAC HOLDERS        BAC HOLDERS
                                           ------------------ ------------------
QUARTER ENDED                                TOTAL    PER BAC   TOTAL    PER BAC
- -------------                              ---------- ------- ---------- -------
March 31,................................. $  939,240 $0.2900 $  874,465 $0.2700
June 30,..................................    939,240  0.2900    874,465  0.2700
                                           ---------- ------- ---------- -------
                                           $1,878,480 $0.5800 $1,748,930 $0.5400
                                           ========== ======= ========== =======

  Distributions to BAC Holders for the three and six months ended June 30, 1996 and 1995 were funded as follows:

                         FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                  JUNE 30,                     JUNE 30,
                         ----------------------------  -------------------------
                             1996           1995           1996         1995
                         ------------- --------------  ------------ ------------
Cash Available for
 Distribution:
  Cash flow (1)......... $    958,579  $    1,149,834  $  1,873,928 $  2,065,830
  Net (deposits to)
   withdrawals from
   working capital
   reserves.............       (9,756)       (266,447)       23,718     (299,056)
                         ------------  --------------  ------------ ------------
    Total cash available
     for distribution... $    948,823  $      883,387  $  1,897,646 $  1,766,774
                         ============  ==============  ============ ============
Distributions to:
  General partner
   (1.01%).............. $      9,583  $        8,922  $     19,166 $     17,844
                         ============  ==============  ============ ============
  BAC Holders (98.99%).. $    939,240  $      874,465  $  1,878,480 $  1,748,930
                         ============  ==============  ============ ============

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from Revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of the Partnership's operating performance.

5. INCOME TAXES

  For income tax purposes, base interest income is accrued when earned. The accrual of base interest is discontinued when, at the time of accrual, ultimate collectibility of the base interest due is considered unlikely.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


5. INCOME TAXES--(CONTINUED)

Once a loan has been placed in a non-accrual status, income is recorded only as cash payments are received from the borrower until such time as the uncertainty of collection of unpaid base interest is eliminated. All loans except Observatory II were on non-accrual status throughout the six months ended June 30, 1996 and 1995; therefore, for income tax purposes, income was recognized to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected. No contingent interest was recognized for the three and six months ended June 30, 1996 or 1995.

  For federal income tax purposes, the investments in all of the mortgage revenue bonds are treated as loans, interest on which is exempt from regular federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

                                   SERIES I

                          FOR THE THREE MONTHS ENDED  FOR THE SIX MONTHS ENDED
                                   JUNE 30,                   JUNE 30,
                          --------------------------- --------------------------
                              1996          1995          1996          1995
                          --------------------------- ------------  ------------
Financial statement net
 income.................  $    555,257 $      629,658 $  1,275,612  $  1,373,191
Adjustment for timing of
 municipal income
 recognition............       124,476          1,233       88,401        (4,887)
                          ------------ -------------- ------------  ------------
Municipal income, net
 for tax purposes.......  $    679,733 $      630,891 $  1,364,013  $  1,368,304
                          ============ ============== ============  ============
Municipal income per BAC
 outstanding............  $       0.30 $         0.27 $       0.60  $       0.59
                          ============ ============== ============  ============

                                   SERIES II

                          FOR THE THREE MONTHS ENDED  FOR THE SIX MONTHS ENDED
                                   JUNE 30,                   JUNE 30,
                          --------------------------- --------------------------
                              1996          1995          1996          1995
                          --------------------------- ------------  ------------
Financial statement net
 income.................  $    852,350 $    1,028,445 $  2,016,922  $  2,026,928
Adjustment for timing of
 municipal income
 recognition............       121,046        121,390     (128,180)       38,901
                          ------------ -------------- ------------  ------------
Municipal income, net
 for tax purposes.......  $    973,396 $    1,149,835 $  1,888,742  $  2,065,829
                          ============ ============== ============  ============
Municipal income per BAC
 outstanding............  $       0.30 $         0.35 $       0.58  $       0.63
                          ============ ============== ============  ============

  A publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions, the General Partner annually invests in de minimis taxable investments for both Series I and Series II.

6. LITIGATION

  On September 22, 1995, Irving Zakin commenced a putative class action (the Zakin Action) against the Partnership, its general partner (CRITEF Associates Limited Partnership), its Assignor Limited Partner (CRITEF, Inc.), CRI, William B. Dockser, H. William Willoughby, CRITEF III, CRITEF III Associates Limited Partnership, CRITEF III, Inc., and CAPREIT (collectively, the Defendants) in the court of Chancery of the State of Delaware in New Castle County (the Chancery Court) (C.A. No. 14558). The complaint alleges, among other things, that the price offered to the BAC Holders in the Mergers at the time the complaint was filed was

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the proposed Mergers. The suit seeks to enjoin the proposed merger, to obtain damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the amount paid to the BAC Holders and consider unspecified alternatives to the proposed merger.

  On October 5, 1995, David and Johanna Wingard (the Wingard Action) commenced a second putative class action against the Defendants in the Chancery Court (C.A. No 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

  The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders.

  On January 31, 1996, the Defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the Zakin and Wingard Actions memorialized in a Memorandum of Understanding (the Memorandum), dated as of such date. In accordance with the Memorandum, the merger agreements were amended on January 31, 1996, to provide that (a) the aggregate cash consideration to be paid to the BAC Holders of the Partnership and CRITEF III was increased by $8.5 million from $150.0 million to $158.5 million (subject to the adjustment up or down based upon available cash), and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI for the Partnership and CRITEF III was reduced to no more than $2,000,000 (subsequently reduced to $1,950,000) as compared with $4,023,000 provided for in the original merger agreement. The Defendants also agreed that they would not object to an application for attorneys' fees and reimbursement of out-of-pocket expenses of plaintiffs' counsel for up to 20% of the improved Merger consideration negotiated by them with such fees and expenses as are awarded by the Court to plaintiffs' counsel to be paid from the improved Merger consideration negotiated by them. Subsequently, the parties agreed that the maximum amount of fees and expenses for the Partnership and CRITEF III, assuming the merger is consummated, shall be $1,700,000, plus an amount equal to 20% (up to a maximum of $75,000) of any adjustment amount at closing. These fees will reduce the cash paid to BAC Holders in connection with the proposed merger, as discussed. In the event that the proposed merger is not consummated, these fees will not be borne by the Partnership. As such, the Partnership's financial statements do not include any adjustment for these fees. Counsel for the plaintiffs and experts retained by them have reviewed voluminous documents relating to the proposed merger, and have taken depositions of representatives of the General Partner and CAPREIT and Oppenheimer and Co., Inc. the fairness opinion provider.

  On May 16, 1996, the defendants and the plaintiffs filed the Stipulation and Agreement of Settlement with the Chancery Court, and sought preliminary approval of the putative classes (the Class) and approval of a form of notice to the Class of the proposed Settlement. The Stipulation of Settlement contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the proposed merger.

  The Stipulation of Settlement also permits plaintiffs to terminate the proposed settlement if, in their opinion, a superior financial offer is presented for the Partnership. It is expected that a hearing to determine whether the settlement is fair, reasonable and in the best interest of the Class will be held in early August, 1996.

  Martin C. Schwartzberg, formerly a general partner of the General Partner, is a former shareholder and executive officer of CRI who retired from CRI as of January 1, 1990. In connection therewith, he relinquished

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

his general partner duties for all CRI-sponsored partnerships, including those of the General Partner. In February 1996, Mr. Schwartzberg publicly stated that he would oppose the proposed merger until the Partnership made its financial statements and the financial statements of the Owner Partnerships publicly available. The financial statements of the Partnership are included in this Proxy Statement and have been filed quarterly. The financial statements of the Owner Partnerships were filed as exhibits to Current Reports on Form 8-K, filed with the SEC by the Partnership on March 25, 1996. As discussed below, Mr. Schwartzberg has since reviewed the requested information and has determined to support the merger.

  On November 9, 1995, CRI filed a complaint seeking declaratory relief in the Circuit Court for Montgomery County, Maryland (the Montgomery Circuit Court) against Capital Management Strategies, Inc. (CMS), a company controlled by Mr. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an asset management agreement. CMS answered the complaint on January 10, 1996, but asserted no counterclaims. Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of 125 private partnerships sponsored by CRI.

  On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Montgomery County, Maryland Circuit Court, against CRI and Messrs. Dockser and Willoughby alleging, among other things, that the actions of CRI and Messrs. Dockser and Willoughby in connection with the proposed merger involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg. Neither the Partnership nor the General Partner was named as a defendant in this action, and Mr. Schwartzberg did not allege that he was a BAC Holder. Messrs. Dockser and Willoughby entered an answer denying all of Mr. Schwartzberg's claims and moved to dismiss or strike the allegations concerning the Partnership and CRIIMI MAE Inc. Messrs. Dockser and Willoughby publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

  On February 12, 1996, the Montgomery Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from using or disclosing information made confidential under the asset management agreement.

  On February 15, 1996, Mr. Schwartzberg filed suit in the New Castle County, Delaware Chancery Court (the Chancery Court) against the General Partner and CRITEF III Associates Limited Partnership (CRITEF III LP) (collectively, the General Partners) alleging that he had made demands upon the General Partners, in his capacity as a general and limited partner of the General Partner and a limited partner of CRITEF III LP, to inspect and obtain copies of the BAC Holder lists and other documents and that his demands were rejected. On February 23, 1996, the General Partners answered the complaint, admitting that his demands had been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. Following a hearing on March 6 and 7, 1996, on June 7, 1996, the Chancery Court denied Mr. Schwartzberg's request for relief, holding that Mr. Schwartzberg's request was for an "improper purpose" under Delaware law.

  On February 16, 1996, the Partnership and CRITEF III (collectively, the Partnerships), together with the General Partners, CRI, and CAPREIT, filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York, (LAK) (the New York Action). The complaint alleged that Mr. Schwartzberg was engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued. On March 18, 1996, the District Court enjoined Mr. Schwartzberg from (1) making any further solicitation of BAC Holders within the meaning of Section 14(a) of the Securities Exchange Act of 1934 without complying with

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

SEC regulations, and (2) committing any violation of Rule 14a-9 promulgated under the Securities Exchange Act (regarding false or misleading statements) in connection with any solicitation relating to the Partnerships.

  On March 18, 1996, Mr. Schwartzberg filed a counterclaim against the General Partners alleging that three press releases issued by the General Partners and the Partnerships constituted solicitations in violation of the Securities Exchange Act and that they were false and misleading. The counter-defendants denied the allegations. On April 23, 1996, the District Court denied Mr. Schwartzberg's motion for an injunction. The District Court held that an injunction was unwarranted, given the scope and extent of Mr. Schwartzberg's prospects for succeeding on the merits, and the fact that he could show neither a sufficient threat of irreparable injury nor a balance in his favor of the hardships associated with granting or denying an injunction.

  On June 12, 1996, Mr. Schwartzberg withdrew as a general partner of the General Partner of the Partnership, converting his interest to that of a special limited partner.

  On June 13, 1996, pursuant to a resolution of disputes with Mr.
Schwartzberg, the parties to the actions in the District Court filed with the District Court a Stipulation of Dismissal with Prejudice.

  After extensive review of the merger agreements, the Partnerships' financial statements and other materials and pursuant to the terms of the agreement between CAPREIT and Mr. Schwartzberg and CMS (the CAPREIT Agreement), Mr. Schwartzberg has advised CAPREIT, the General Partners and the Partnerships that he and his family members and entities under his control (the Schwartzberg Entities) will vote their BACs in favor of the proposed merger and in accordance with the recommendations of the General Partners. In connection therewith, the Schwartzberg Entities have agreed to grant to CAPREIT an irrevocable proxy to vote their interests in the Partnerships.

  The Schwartzberg Entities have agreed not to attempt to (i) dispose of or acquire any interest in the Partnerships or join or participate with any group seeking to do the same, (ii) solicit proxies or participate in a solicitation in opposition to the proposed merger, in opposition to the recommendations of the General Partners with respect to the proposed merger, or to remove the General Partners or seek to have himself or his designee become a general partner of the Partnerships, (iii) make any public statements in opposition to the proposed merger, (iv) make any public statements with respect to, or offer, solicit, or submit a proposal relating to consolidation or combination with the Partnerships, or the admission of new general partners into the Partnerships.

  In addition, Mr. Schwartzberg disclosed that he has had discussions with Lenner Corp. regarding the terms of the offer and the submission of a competing bid. Lenner Corp. declined to submit a competing offer to the Partnership and has entered into a confidentiality and standstill agreement with CAPREIT regarding the proposed merger and the Partnerships.

  Provided that the Schwartzberg Entities comply with the terms of the CAPREIT Agreement, CAPREIT is obligated to cause to be paid into escrow the aggregate amount of $867,000 in four installments over a three year period. These funds will be used for the partial payment of Mr. Schwartzberg's counsel and consultants in connection with their review of the merger agreements, drafts of the preliminary proxy statement filed with the SEC on July 17, 1996, financial information of the Partnership, partnership documents, Delaware-related claims, and other documents. CRI will provide CAPREIT with $400,000 in respect of CAPREIT's obligations under the CAPREIT Agreement, counsel for the plaintiffs in the Zakin and Wingard Actions will provide $100,000 in respect of such payments and Mr. Schwartzberg will provide $33,500 of such payments. No such payments other

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

than the first installment will be paid into escrow until the proposed merger has been consummated and each of the payments is contingent upon there having been no defaults on the part of the Schwartzberg Entities or under the third party standstill agreement.

  The Schwartzberg Entities are personally liable to CAPREIT for any breaches occasioned by them of the CAPREIT Agreement. Mr. Schwartzberg has covenanted to CAPREIT that he will maintain a net worth of at least $3.5 million through December 31, 2002. In the event that the Schwartzberg Entities are in default under the CAPREIT Agreement as a result of a violation of a third party standstill agreement, Mr. Schwartzberg shall pay CAPREIT liquidated damages in accordance with the terms of the CAPREIT Agreement.

  An agreement among Mr. Schwartzberg, CMS and CRI (the CRI Agreement), in addition to providing that Mr. Schwartzberg will not oppose the proposed merger, also provides for a resolution of all disputes between CRI and Mr. Schwartzberg. As part of the CRI Agreement, Mr. Schwartzberg and CRI have agreed not to take any actions which might interfere with each others' business. Mr. Schwartzberg has also retracted any derogatory statements that he previously made about CRI, its principals, and the proposed merger, and has promised not to make any similar statements in the future. Although the CRI Agreement provides that it is legally binding, that agreement contemplates execution of a more detailed agreement (referred to as the Definitive Agreement) and the exchange of full general releases between Mr. Schwartzberg and CRI, and Messrs. Dockser and Willoughby.

7. RELATED-PARTY TRANSACTIONS

  The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership.

                                   SERIES I

  Expense reimbursements to an affiliate of the General Partner for the three months and six months ended June 30, 1996, were $39,418 and $60,207, respectively, and for the three and six months ended June 30, 1995, were $21,741 and $54,785, respectively, and are included in general and administrative expense and merger-related expenses in the statements of income.

  CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI, an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by CRI, a general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI, and mortgage administration and servicing fees are payable to that entity. The merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


7. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  The following unpaid fees were due to CRI and CRIIMI from the borrowers as of June 30, 1996, and December 31, 1995:

                                                           AS OF       AS OF
                                                          JUNE 30,  DECEMBER 31,
                                                            1996        1995
                                                         ---------- ------------
   CRI.................................................. $1,225,393  $1,225,393
   CRIIMI...............................................    265,968     132,984
                                                         ----------  ----------
       Total............................................ $1,491,361  $1,358,377
                                                         ==========  ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first.

  In connection with the Restated Merger Agreement entered into by the Partnership, as discussed in Note 2, unpaid fees accrued through June 30, 1995 will be purchased by CAPREIT from CRI for the discounted amount of $511,680, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by CAPREIT from CRIIMI for $265,968, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. From July 1, 1996 to the closing of the proposed merger, the purchase price of CRIIMI's portion will be adjusted upward at a rate of $22,164 per month.

  Fees paid by the borrowers to CRI/CRICO Mortgage and CRIIMI for the three and six months ended June 30, 1996 and 1995 were as follows:

                                                 FOR THE            FOR THE
                                           THREE MONTHS ENDED  SIX MONTHS ENDED
                                                JUNE 30,           JUNE 30,
                                           ------------------- -----------------
                                             1996      1995      1996     1995
                                           --------- --------- -------- --------
   CRI/CRICO Mortgage..................... $     --  $   2,500 $    --  $  5,000
   CRIIMI.................................     2,500       --     5,000      --
                                           --------- --------- -------- --------
       Total.............................. $   2,500 $   2,500 $  5,000 $  5,000
                                           ========= ========= ======== ========

  Owner Partnerships formed to take title to properties are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the Owner Partnerships or their principals in connection with the transfers of ownership.

  In connection with the Restated Merger Agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


7. RELATED-PARTY TRANSACTIONS--(CONTINUED)

interests at any time within five years from the closing date of the merger at the then fair market value based on the fair market value of the property as encumbered by the mortgage loans thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases substantially prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

                                   SERIES II

  Expense reimbursements to an affiliate of the General Partner for the three and six months ended June 30, 1996 were $40,921 and $64,948, respectively, and for the three and six months ended June 30, 1995 were $24,955 and $62,568, respectively, and are included in general and administrative expense and merger- related expenses in the statements of income.

  CRICO Mortgage, a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI, an affiliate of the REIT. The REIT was originally sponsored by CRI, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI and mortgage administration and servicing fees are payable to that entity. This merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

  The following unpaid fees were due CRI and CRIIMI from the borrowers as of June 30, 1996 and December 31, 1995:

                                                           AS OF       AS OF
                                                          JUNE 30,  DECEMBER 31,
                                                            1996        1995
                                                         ---------- ------------
   CRI.................................................. $1,847,496  $1,847,496
   CRIIMI...............................................    391,296     195,648
                                                         ----------  ----------
       Total............................................ $2,238,792  $2,043,144
                                                         ==========  ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first. During the six months ended June 30, 1996 and 1995, no fees were paid by the borrowers.

  In connection with the Restated Merger Agreement entered into by the Partnership, as discussed in Note 2, the unpaid fees accrued through June 30, 1995 will be purchased from CRI for the discounted amount of $770,835, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by CAPREIT from CRIIMI for $391,296, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. From July 1, 1996 to the closing of the proposed merger, the purchase price of CRIIMI's portion will be adjusted upward at a rate of $32,608 per month.

         CAPITAL REALITY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                  (UNAUDITED)


7. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  Owner Partnerships formed to take title to properties are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Ridge and Ethan's Glen IIB prior to March 14, 1996, as discussed below) and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the Owner Partnerships in connection with the transfers of ownership.

  In connection with the Restated Merger Agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value based on the fair market value of the property as encumbered by the mortgage loans thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases substantially prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners and Beneficial Assignee Certificate Holders of
Capital Realty Investors Tax Exempt Fund III Limited Partnership:

  We have audited the accompanying balance sheets of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership, a Delaware limited partnership) as of December 31, 1995 and 1994, the related statements of operations, changes in partners' capital (deficit) and cash flows for the years ended December 31, 1995 and 1994 and the related consolidated statement of operations, changes in partners' capital (deficit) and cash flows for the year ended December 31, 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain borrowers (Washington Ridge and Regency Woods in 1993) which received the proceeds of the Partnership's investments in mortgage revenue bonds, which combined statements reflect total revenues of 21 percent of 1993 totals. Those statements were audited by other auditors whose reports have been furnish to us, and our opinion, insofar as it relates to the amounts included for these borrowers, is based solely on the reports of the other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

  As discussed in Note 2 to the financial statements, the Partnership's 1994 and 1995 financial statements have been restated to account for its investments in mortgage revenue bonds as debt securities.

  In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Realty Investors Tax Exempt Fund III Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.

                                              /s/ Arthur Andersen LLP

Washington, D.C.
May 8, 1996

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                 BALANCE SHEETS

                                     ASSETS

                                                         AS OF DECEMBER 31,
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
Investment in mortgage revenue bonds.................  $70,951,947  $70,951,947
Cash and cash equivalents............................      187,747      100,513
Marketable securities................................    1,213,572    1,707,572
Working capital reserves invested in marketable
 securities..........................................    4,235,144    3,846,520
Interest reserves invested in marketable securities..      298,750      414,326
Receivables and other assets.........................       46,719      100,685
                                                       -----------  -----------
    Total assets.....................................  $76,933,879  $77,121,563
                                                       ===========  ===========
                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Distributions payable................................  $ 1,593,577  $ 2,177,886
Accounts payable and accrued expenses................      393,345      145,954
                                                       -----------  -----------
    Total liabilities................................    1,986,922    2,323,840
                                                       -----------  -----------
Partners' capital (deficit):
  General Partner....................................     (448,563)    (450,071)
  Beneficial Assignee Certificates (BACs)--5,258,268
   BACs issued and outstanding.......................   75,395,520   75,247,794
                                                       -----------  -----------
    Total partners' capital..........................   74,946,957   74,797,723
                                                       -----------  -----------
    Total liabilities and partners' capital..........  $76,933,879  $77,121,563
                                                       ===========  ===========


   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS

                                           FOR THE YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1995         1994         1993
                                          ----------  ------------  -----------
Interest from mortgage revenue bonds and
 working capital loans..................  $7,064,848  $  6,906,896  $       --
                                          ----------  ------------  -----------
Income from investment in real estate:
  Rental revenue........................         --            --    13,433,679
  Rental expense........................         --            --    (7,144,288)
  Depreciation..........................         --            --    (3,466,782)
                                          ----------  ------------  -----------
  Net rental income.....................         --            --     2,822,609
                                          ----------  ------------  -----------
                                           7,064,848     6,906,896    2,822,609
                                          ----------  ------------  -----------
Other income (expenses):
  Other interest income.................     175,506       214,004      345,366
  Merger-related expenses...............    (338,559)          --           --
  General and administrative............    (297,001)     (314,850)    (446,474)
  Professional fees.....................     (81,258)      (72,740)    (111,222)
  AMEX Listing..........................         --            --       (18,517)
                                          ----------  ------------  -----------
                                            (541,312)     (173,586)    (230,847)
                                          ----------  ------------  -----------
Income before cumulative effect of
 accounting change......................   6,523,536     6,733,310    2,591,762
Cumulative effect of change in
 accounting for mortgage revenue bonds..         --    (10,155,671)         --
                                          ----------  ------------  -----------
Net income (loss).......................  $6,523,536  $ (3,422,361) $ 2,591,762
                                          ==========  ============  ===========
Net income (loss) allocated to General
 Partner (1.01%)........................  $   65,888  $    (34,566) $    26,177
                                          ==========  ============  ===========
Net income (loss) allocated to BAC
 Holders (98.99%).......................  $6,457,648  $ (3,387,795) $ 2,565,585
                                          ==========  ============  ===========
Per BAC data:
  Income before cumulative effect of
   accounting change....................        1.23          1.27         0.49
  Cumulative effect of change in
   accounting for mortgage revenue
   bonds................................         --          (1.91)         --
                                          ----------  ------------  -----------
Net income (loss) per BAC...............  $     1.23  $      (0.64) $      0.49
                                          ==========  ============  ===========
BACs outstanding........................   5,258,268     5,258,268    5,258,268
                                          ==========  ============  ===========

   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

              STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1992................ $93,185,667  $(267,050) $92,918,617
  Distributions of $1.63 per BAC
   (including return of capital of $1.14
   per BAC)...............................  (8,544,686)   (87,182)  (8,631,868)
  Net income..............................   2,565,585     26,177    2,591,762
                                           -----------  ---------  -----------
Balance, December 31, 1993................  87,206,566   (328,055)  86,878,511
  Distributions of $1.63 per BAC (all of
   which is return of capital)............  (8,570,977)   (87,450)  (8,658,427)
  Net loss................................  (3,387,795)   (34,566)  (3,422,361)
                                           -----------  ---------  -----------
Balance, December 31, 1994................  75,247,794   (450,071)  74,797,723
  Distributions of $1.20 per BAC
   (including return of capital of $0.00
   per BAC)...............................  (6,309,922)   (64,380)  (6,374,302)
  Net income..............................   6,457,648     65,888    6,523,536
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $75,395,520  $(448,563) $74,946,957
                                           ===========  =========  ===========


   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                           FOR THE YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1995         1994         1993
                                          -----------  -----------  -----------
Cash flows from operating activities:
  Net income (loss).....................  $ 6,523,536  $(3,422,361) $ 2,591,762
  Adjustments to reconcile net income
   (loss) to net cash provided by
   operating activities:
   Depreciation.........................          --           --     3,466,782
   Cumulative effect of accounting
    change..............................          --    10,155,671          --
   Changes in assets and liabilities:
    Decrease in restricted cash and cash
     equivalents........................          --           --       577,009
    Decrease in receivables and other
     assets.............................       53,966       16,290       61,100
    Increase in deferred revenue........          --           --       252,996
    Increase in accrued mortgage
     administration and servicing fees
     due to related parties.............          --           --       416,811
    Decrease in other liabilities
     related to real estate operations..          --           --      (277,563)
    Increase (decrease) in accounts
     payable and accrued expenses.......      247,391         (231)       3,203
                                          -----------  -----------  -----------
    Net cash provided by operating
     activities.........................    6,824,893    6,749,369    7,092,100
                                          -----------  -----------  -----------
Cash flows from investing activities:
  Sale of marketable securities.........   12,938,223   10,618,490   14,418,516
  Purchase of marketable securities.....  (12,444,223) (10,589,456) (14,398,858)
  Deposits to working capital reserves
   invested in marketable securities....     (539,995)         --       (98,939)
  Withdrawals from working capital
   reserves invested in marketable
   securities...........................      151,371    1,917,953    1,652,326
  Withdrawals from interest reserves
   invested in marketable securities....      115,576          --        15,000
                                          -----------  -----------  -----------
    Net cash provided by investing
     activities.........................      220,952    1,946,987    1,588,045
                                          -----------  -----------  -----------
Cash flows from financing activities:
  Distributions to BAC Holders and
   General Partner......................   (6,958,611)  (8,662,676)  (8,620,184)
                                          -----------  -----------  -----------
Net increase in cash and cash
 equivalents............................       87,234       33,680       59,961
Cash and cash equivalents, beginning of
 year...................................      100,513       66,833        6,872
                                          -----------  -----------  -----------
Cash and cash equivalents, end of year..  $   187,747  $   100,513  $    66,833
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership) was organized on September 1, 1987 under the Delaware Revised Uniform Limited Partnership Act and will continue until December 31, 2017, unless dissolved earlier in accordance with the Agreement of Limited Partnership. The Partnership was formed to acquire a portfolio of tax-exempt mortgage revenue bonds, issued by various state or local governments or their agencies or authorities and collateralized by nonrecourse participating first mortgage loans on multifamily residential developments. Additionally, the Partnership was permitted to use up to 5% of its gross offering proceeds to make taxable working capital loans to borrowers to cover certain expenses which could not be financed from the proceeds of the mortgage revenue bonds.

  The Partnership received initial capital contributions from the General Partner and the Assignor Limited Partner. The General Partner is CRITEF III Associates Limited Partnership (CRITEF III Associates) whose managing general partner is C.R.I., Inc. (CRI). The limited partners of CRITEF III Associates include the shareholders of CRI and a general partnership comprised of certain current and former employees of CRI and others. The Assignor Limited Partner is CRITEF III, Inc. whose outstanding shares of stock are owned by the shareholders of CRI. The Assignor Limited Partner has assigned certain of the ownership attributes of its limited partnership interest, including rights to a percentage of the income, gains, losses, deductions and distributions of the Partnership, to the purchasers of the Beneficial Assignee Certificates (BACs) on the basis of one unit of limited partnership interest for one BAC.

  A Form S-11 Registration Statement was filed with the Securities and Exchange Commission (SEC) and became effective on February 3, 1988 for a maximum offering of 10,000,000 BACs at $25 per BAC. The Registration Statement provided, as was allowed for in the Limited Partnership Agreement, that the BACs could be issued in series at the discretion of the General Partner. On February 8, 1989, CRITEF III Series A completed its tenth and final investor closing after raising $131,456,700 from the sale of 5,258,268 BACs. The Partnership suspended selling the remaining 4,741,732 BACs as Series B effective April 3, 1989. All funds held in escrow pending issuance of the Series B BACs were refunded to investors. On February 28, 1990, Post-Effective Amendment No. 3 was filed at the SEC deregistering the Partnership's remaining unsold BACs.

  On July 1, 1993, the General Partner listed the BACs on the American Stock Exchange (AMEX) with a trading symbol of CRL. The General Partner believes that the benefits to BAC Holders from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. In 1995, 1994 and 1993, the Partnership met these exceptions and was not taxed as a corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 a. Method of accounting

  The financial statements of the Partnership are prepared in accordance with generally accepted accounting principles (GAAP).

 b. Use of estimates

  In preparing financial statements in conformity with GAAP, the Partnership is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 c. Investments in mortgage revenue bonds and working capital loans

  Prior to January 1, 1994, the Partnership accounted for its investment in mortgage revenue bonds in accordance with the American Institute of Certified Public Accountants (AICPA) "Notice to Practitioners--ADC Arrangements" (the Notice). Under the Notice, loans qualifying as ADC arrangements follow real estate or joint venture accounting policies if the lender effectively has the risks and rewards of an owner or investor in real estate. Generally, the lender has the same risks and rewards as an owner or investor if the borrower has little or no equity in the project and if the lender expects to participate in residual profits (as defined in the Notice) of the project. Further, if the lender is expected to receive over 50 percent of the expected residual profits from a project, the lender should account for the arrangement as real estate. As such, the Ocean Walk, Regency Woods, Valley Creek II, and Washington Ridge investments originally qualified as ADC arrangements and followed real estate accounting policies. However, affiliates of the Partnership formed to take title to the properties (Owner Partnerships) received deeds in lieu of foreclosure, subject to existing indebtedness, on all of these investments, except Washington Ridge, from 1993 through 1995.

  Also prior to January 1, 1994, investments in mortgage revenue bonds and working capital loans were accounted for as real estate on the earlier of the date of ADC determination, deed in lieu of foreclosure, transfer of partnership interests, or in-substance foreclosure, and were recorded at the lower of (a) the carrying value of the mortgage revenue bonds and working capital loans and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties were the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. The General Partner determined the estimated fair value of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than carrying value, direct write-downs were recorded to establish a new basis for these assets. Since the working capital loans are subordinate to the first mortgage loan on the properties, write-downs were first applied against the working capital loans and then against the mortgage revenue bonds. As of January 1, 1994, the Partnership's investment in working capital loans had been written down to zero.

  Subsequent to recording its investment as real estate, the Partnership evaluated its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the American Institute of Certified Public Accountants (AICPA) Statement of Position 92-3 "Accounting for Foreclosed Assets". The Partnership's net realizable value determination took into account the Partnership's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If the Partnership determined that its estimated net realizable value was less than the recorded investment in the property, an additional valuation adjustment was recorded if the decline was considered permanent.

  In May 1993, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Following such adoption, the Partnership (as did others in the industry) continued to account for its investments in mortgage revenue bonds as investments in real estate based on ADC determination or consolidation of the Owner Partnership in accordance with SEC rules.

  In conjunction with the review of the Partnership's 1995 financial statements by the Securities and Exchange Commission (SEC) staff, the Partnership agreed that it would account for all of its investments in mortgage

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

revenue bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in mortgage revenue bonds are classified and accounted for as held to maturity securities and are carried at amortized cost because of the Partnership's ability and intent to hold these investments to maturity. The effect of adopting SFAS 115 on net income previously reported for 1995 and 1994 is $2,795,175 and $(6,678,675), respectively. Income per BAC as previously reported was $0.70 and $0.61 for 1995 and 1994, respectively. Income (loss) per BAC as previously reported has been revised to $1.23 and $(0.64) per BAC for 1995 and 1994, respectively. The impact on partners capital of adopting SFAS 115 for 1995 and 1994 is $(3,883,500) and $(6,678,675), respectively.

  As discussed above, the Partnership accounted for its investment in mortgage revenue bonds and working capital loans as real estate, until January 1, 1994, when the financial statements were restated to reflect implementation of SFAS
115. Net realizable value, prior to implementation of SFAS 115, was based on holding the assets for long-term income production--as such net realizable value only considered the recovery of the Partnership's investments over time based on the properties' ability to generate sufficient cash flow to recover the Partnership's investment over the long term. Based on the SEC's requirement that the Partnership account for its mortgage revenue bonds as debt securities, the implementation of SFAS 115 has a different accounting framework for evaluating realizability. In accordance with SFAS 115's provisions for held to maturity securities, the Partnership evaluates the fair value of its mortgage revenue bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. Since most of these bonds are in default the Partnership has concluded that permanent impairment has occurred. As such, the amount of permanent impairment is measured by the Partnership's estimate of the mortgage revenue bonds' fair value at January 1, 1994. The Partnership has measured fair value as discussed below. This effect of adopting SFAS 115 is reflected as a cumulative effect of change in accounting for mortgage revenue bonds in the statements of operations. On an ongoing basis, the Partnership evaluates the permanent impairment; however, subsequent to January 1, 1994, the Partnership did not recognize any impairment losses.

 Interest Income Recognition

  Since six of the eight mortgage revenue bonds are in default and write-downs have been taken on all of the mortgage revenue bonds due to impairment, base interest and contingent interest on the mortgage revenue bonds is recognized as revenue when collected.

 d. Depreciation

  Through December 31, 1993, depreciation of real estate was based on the estimated useful lives of the properties, which consist of 27.5 years for building and 7 years for personal property. The straight-line method was used for building, and the double declining balance method was used for personal property.

 e. Cash and cash equivalents

  Cash and cash equivalents consist of tax-exempt money market funds with original maturities of three months or less.

 f. Marketable securities

  Marketable securities, consisting of tax-exempt municipal bonds with carrying amounts of $1,213,572 and $1,707,572 as of December 31, 1995 and 1994, respectively, are stated at their approximate market value. The Partnership has the option to resell certain bonds to the seller on seven days' notice at the bonds' par value.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND IIII LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Proceeds from the sale of marketable securities totalled $13,205,170, $12,536,443 and $16,085,842 for the years ended December 31, 1995, 1994 and
1993, respectively. Realized gains and losses on these sales were determined on a specific identification basis. The interest rate on the bonds is generally adjusted weekly.

  The Partnership has classified its investments in marketable securities into the Available for Sale category under SFAS 115. There were no net unrealized holding gains or losses recognized during 1995 and 1994 as the cost for the tax-exempt municipal bonds approximated fair value throughout 1995 and 1994.

  As of December 31, 1995, the Partnership had aggregate investments in marketable securities (including those held in working capital and interest reserves, as discussed below) with the following maturities:

                AMOUNT    MATURITY
                ------    --------
               $  900,632 Within one year
                1,030,711 Between one and five years
                  690,000 Between five and ten years
                3,126,123 After ten years
               ----------
               $5,747,466
               ==========

 g. Working capital reserves

  The Partnership has working capital reserves which may be available for the ongoing costs of operating the Partnership, for supplementing distributions to investors and for making working capital loans to the borrowers. As of December 31, 1995 and 1994, the working capital reserves were $4,235,144 and $3,846,520, respectively, both of which exceed the Partnership's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by the General Partner. The surplus working capital reserve balance of approximately $517,000 as of December 31, 1995 may be used to supplement distributions to BAC Holders. Of the total distributions made during 1995, 1994 and 1993, $0, $1,917,953 and $1,499,326, respectively, were funded from the surplus working capital reserves.

 h. Interest reserves

  The Partnership established interest reserves which represent the General Partner's estimate of the total base interest on the investment in mortgage revenue bonds and working capital loans to be deferred during the deferral period (generally, the project construction period), as defined by the respective loan agreements. The interest reserves also included debt service reserves established by the Partnership for six mortgage loans. Funds in the interest reserves are invested in tax-exempt municipal bonds with terms similar to the Partnership's marketable securities and are stated at their approximate market value. The interest reserves may be used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid to the Partnership during the deferral period. Interest reserves were $298,750 and $414,326 as of December 31, 1995 and 1994, respectively. There were no interest reserves established during 1995, 1994 or 1993. During 1995, 1994 and 1993, amounts of $115,576 and $0 and $15,000, respectively, were transferred to working capital reserves to fund distributions to BAC Holders from the debt service reserve or used to fund distributions to BAC Holders from the deferred interest reserve.

 i. Fair value of financial instruments

  In December 1991, the FASB issued Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (SFAS 107). This statement requires the disclosure of fair value

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

information about financial instruments for which it is practicable to estimate that value. The Partnership implemented SFAS 107 in 1995. The Partnership has determined that the carrying value of its cash and cash equivalents approximate fair value. The estimated fair value of marketable securities and working capital/interest reserves invested in marketable securities are based on the quoted market prices of these instruments at December 31, 1995. The estimated fair value of the mortgage revenue bonds is based upon the redemption amount relating to the mortgage revenue bonds under the amended merger agreement.

  The following table presents information on the Partnership's financial instruments:

                                               CARRYING       ESTIMATED FAIR
                                               VALUE AT          VALUE AT
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                                (000'S)           (000'S)
                                           ----------------- -----------------
Cash and cash equivalents.................      $   188           $   188
Marketable securities.....................        1,214             1,211
Working capital reserves invested in
 marketable securities....................        4,235             4,228
Interest reserves invested in marketable
 securities...............................          299               298
Mortgage revenue bonds....................       70,952            73,896

 j. Statements of Cash Flows

  The statements of cash flows are intended to reflect only cash receipt and cash payment activity; therefore, the statements do not reflect non-cash investing and financing activities that affect the balance sheets.

 k. Income taxes

  No provision has been made for federal, state or local income taxes in the financial statements since the General Partner and the BAC Holders are required to report on their individual tax returns their allocable share of taxable income, gains, losses, deductions and credits of the Partnership. For federal income tax purposes, the Partnership's investment in mortgage revenue bonds and working capital loans is carried at cost in the aggregate amount of $100,510,604 as of both December 31, 1995 and 1994. Interest income from the mortgage revenue bonds is exempt from regular federal income tax, as discussed in Notes 5 and 6.

 l. Net income (loss) and distributions per BAC

  Net income (loss) and distributions per BAC represent 98.99% of net income
(loss) and distributions declared, respectively, divided by the number of BACs outstanding during the year.

 m. Reclassifications

  Certain amounts in the financial statements for the year ended December 31, 1993 and 1994 have been reclassified to conform with the 1995 presentation.

3. RELATED-PARTY TRANSACTIONS

  The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership. During 1995, 1994 and 1993, $188,546, $191,411 and $163,540,
respectively, were reimbursed for such costs and are included in general and administrative expense and merger-related expense in the statements of operations.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI MAE Services Limited Partnership (CRIIMI), an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by CRI, the general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI and mortgage administration and servicing fees are payable to that entity. The merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

  The following unpaid fees were due to CRI/CRICO Mortgage and CRIIMI from the borrowers as of December 31, 1995 and 1994:

                                                            AS OF DECEMBER 31,
                                                           ---------------------
                                                              1995       1994
                                                           ---------- ----------
CRI/CRICO Mortgage........................................ $1,578,694 $1,307,173
CRIIMI....................................................    283,338        --
                                                           ---------- ----------
    Total................................................. $1,862,032 $1,307,173
                                                           ========== ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first.

  In connection with the amended merger agreement entered into by the Partnership, as discussed in Note 7, unpaid fees accrued through June 30, 1995 will be purchased from CRI for the discounted amount of $667,485, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by Capital Apartment Properties, Inc. (CAPREIT) from CRIIMI for $556,674, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. The proposed purchase price for CRIIMI's portion remains in effect until June 30, 1996. If the proposed merger is not consummated by such date, the purchase price of CRIIMI's portion of the accrued servicing fees will be adjusted upward at a rate of $47,223 per month.

  Fees paid by the borrowers to CRI/CRICO Mortgage and CRIIMI for the years ended December 31, 1995, 1994 and 1993 were as follows:

                                               FOR THE YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                 1995       1994        1993
                                              ---------- ----------- -----------
CRI/CRICO Mortgage........................... $   49,312 $   144,175 $   212,359
CRIIMI.......................................     37,500         --          --
                                              ---------- ----------- -----------
    Total.................................... $   86,812 $   144,175 $   212,359
                                              ========== =========== ===========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

3. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed the property management responsibilities for Woodlane Place on October 1, 1991, and for Ethan's Glen IIA on June 1, 1992. The General Partner engaged CRICO Management of Minnesota, Inc. (CRICO Minnesota), another affiliate of the General Partner, as management agent for the Valley Creek II and Ocean Walk properties on July 1, 1992 and November 1, 1993, respectively. Effective August 1, 1992, CRICO transferred its property management responsibilities for Woodlane Place and Ethan's Glen IIA to CRICO Minnesota. Management fees of $21,399 were paid or accrued to the affiliates of the General Partner by the properties for the month ended January 31, 1994. In addition, 1993 incentive management fees of $9,990 relating to Woodlane Place were paid to CRICO Minnesota in December 1994. Management fees of $198,645 were paid or accrued during 1993. The amount paid under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of .50% payable only if certain performance standards were met.

  On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT Residential Corporation (Residential). Residential was formed by CRI, but on February 1, 1994, Residential was sold to A.P. CAPREIT Limited Partnership, which is not currently owned or controlled by CRI and/or its affiliates, although CRI and several affiliates held up to an aggregate 22% residual profit interest until June 30, 1995, when the interests were redeemed. This change did not result in any increase in property management fees.

  Owner Partnerships formed to take title to properties, subject to existing indebtedness, are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Glen IIA prior to March 14, 1996) and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of the interest on the mortgage revenue bonds and to hold their properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the Owner Partnerships or their principals in connection with the transfers of ownership.

  In connection with the amended merger agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS

  Cash available for distribution (defined below) is distributed on a quarterly basis within 45 days after the end of each quarter. Each year, cash available for distribution is distributed 98.99% to the BAC Holders and 1.01% to the General Partner for each year until the BAC Holders receive a noncumulative return equal to 10% per annum of their adjusted capital contribution (adjusted for any return of capital contributions and by any distributions of residual or liquidation proceeds from the sale of mortgaged properties or the dissolution of the Partnership, described below). Thereafter, during such year, the balance of all such cash available for distribution will be distributed 90% to the BAC Holders and 10% to the General Partner.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

  Cash available for distribution, as defined in the Partnership Agreement, is as follows:

  (1) all revenues received by the Partnership, plus

  (2) any amounts released by the General Partner from the working capital reserves, plus

  (3) any amounts released from the interest reserves after completion of any applicable interest deferral period with respect to the mortgage loan in connection with such mortgaged property, less:

    (i) payments from revenues of operating expenses and Partnership indebtedness, and

    (ii) any amounts set aside for deposit into the working capital reserves.

  All cash receipts of the Partnership arising from a sale or other disposition of a mortgaged property or the repayment of the principal and the payment of interest, if any, payable upon the redemption or remarketing of the applicable mortgage revenue bond (residual proceeds) will be distributed as follows:

  (1) to the payment of debts and liabilities of the Partnership (including any expenses of the Partnership incident to a sale or repayment), including loans or other debts and liabilities of the Partnership to any Partner or any affiliate (such debts and liabilities, in the case of a nonliquidating distribution, to be only those which are then required to be paid or, in the judgment of the General Partner, required to be provided for) and to any additions to the working capital reserves as the General Partner deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;

  (2) to the General Partner and BAC Holders in the total amount of their capital contributions reduced (but not below zero) by any return of capital contributions previously made to the General Partner and BAC Holders and by the total amount of all prior distributions of residual proceeds to them; and

  (3) to the General Partner and BAC Holders, in accordance with the respective positive balances in their capital accounts as of the date of sale or repayment, adjusted for operations and distributions to that date, and after allocation of any profits from such sale or repayment.

  All cash receipts other than residual proceeds arising from the dissolution of the Partnership and the liquidation of the Partnership's assets less the amounts utilized to pay the expenses of such liquidation (liquidation proceeds) will be allocated in the same order as residual proceeds.

  All profits and losses not arising from a sale of a mortgaged property or repayment of a mortgage loan shall be allocated 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received any unpaid portion of the preferred cash flow return. Thereafter, such profits and losses shall be allocated 90% to the BAC Holders and 10% to the General Partner.

  Profits arising from a sale of a mortgaged property or repayment of a mortgage loan will be allocated to the General Partner and BAC Holders as follows: (i) that portion of profits as of the date immediately prior to the date of sale or repayment shall be allocated in proportion to the negative balances in their capital accounts, if any, to bring such negative balances in their capital accounts to zero; (ii) to the General Partner and BAC Holders in the amount of their capital contributions reduced (but not below zero) by any return of capital contributions previously made to them and reduced by the sum of (a) the total amount of all prior distributions of residual proceeds made to them, plus (b) the positive balance in their respective capital accounts prior to this allocation; (iii) of the remainder, 98.99% to the BAC Holders and 1.01% to the General Partner, until the BAC Holders have received an allocation equal to any unpaid portion of an amount which equals an annual noncompounded return of 10% on their adjusted capital contributions (the Preferred Cash Flow Return); provided however, that the allocation to the General Partner pursuant to this provision will be deferred until after the BAC Holders have

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

been allocated an amount equal to any unpaid portion of the Preferred Cash Flow Return; and (iv) the remainder, 90% to the BAC Holders and 10% to the General Partner. No proceeds were received in connection with any transfers of properties to Owner Partnerships.

  Losses from such a sale or repayment shall be allocated as follows: (i) an amount of loss to the Partners and BAC Holders to the extent and in such proportions as shall be necessary such that, after giving effect thereto, the respective balances in all Partners' and BAC Holders' capital accounts are proportionate to their interests; (ii) an amount of loss, if any, to the Partners and BAC Holders until each Partners' and BAC Holders' capital account equals his capital contributions to the Partnership; (iii) an amount of loss to the Partners and BAC Holders to the extent of and in proportion to the Partners' and BAC Holders' capital accounts after the above-described adjustments; and (iv) any remaining loss to the Partners and BAC Holders in accordance with the manner in which they bear the economic risk of loss or, if none, in accordance with their interests.

  The Partnership expects to continue to make distributions to BAC Holders on a quarterly basis. The amended merger agreement stipulates that 1996 distributions cannot exceed ten cents per BAC per month. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions other than as set forth in the amended merger agreement. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of the Partnership, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees were depleted during the first quarter of 1995, it is expected that distributions will be based primarily on cash flow from the Partnership's operations. Cash flow from the Partnership's operations consists of cash flow from six of the properties, plus specified interest payments from two properties and contingent interest from one property, supplemented by any available property reserves/borrower guarantees, less Partnership expenses. The General Partner seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to the Partnership from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables.

  The following distributions were paid or accrued to BAC Holders of record during 1995, 1994 and 1993:

                              1995               1994               1993
                        DISTRIBUTIONS TO   DISTRIBUTIONS TO   DISTRIBUTIONS TO
                          BAC HOLDERS        BAC HOLDERS        BAC HOLDERS
                       ------------------ ------------------ ------------------
QUARTER ENDED            TOTAL    PER BAC   TOTAL    PER BAC   TOTAL    PER BAC
- -------------          ---------- ------- ---------- ------- ---------- -------
March 31.............. $1,577,480  $0.30  $2,103,307  $0.40  $2,106,988  $0.40
June 30...............  1,577,480   0.30   2,155,890   0.41   2,135,908   0.41
September 30..........  1,577,480   0.30   2,155,890   0.41   2,141,693   0.41
December 31...........  1,577,482   0.30   2,155,890   0.41   2,160,097   0.41
                       ----------  -----  ----------  -----  ----------  -----
    Total............. $6,309,922  $1.20  $8,570,977  $1.63  $8,544,686  $1.63
                       ==========  =====  ==========  =====  ==========  =====

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

4. PROFITS, LOSSES AND CASH DISTRIBUTIONS TO PARTNERS--(CONTINUED)

  Distributions to BAC Holders for the years ended December 31, 1995, 1994 and 1993 were funded as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                          ---------------------------------
                                             1995        1994       1993
                                          ----------  ---------- ----------
Cash Flow (1)............................ $6,647,350  $6,740,474 $7,132,542
Net (deposits to) withdrawals from
 working capital/interest reserves.......   (273,048)  1,917,953  1,499,326(2)
                                          ----------  ---------- ----------
    Total cash available for
     distribution........................ $6,374,302  $8,658,427 $8,631,868
                                          ==========  ========== ==========
Distributions to:
  General Partner (1.01%)................ $   64,380  $   87,450 $   87,182
                                          ==========  ========== ==========
  BAC Holders (98.99%)................... $6,309,922  $8,570,977 $8,544,686
                                          ==========  ========== ==========

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from Revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of the Partnership's operating performance.
(2) Excludes working capital loan advances and repayments of $153,000 and $83,939, respectively.

  Although distributions are paid on a quarterly basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $2,103,307 or $0.40 per BAC were declared for the four months ending April 30, 1996, payable to BAC Holders of record as of the last day of each month.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS

 Description of the portfolio

  The Partnership acquired a portfolio of eight tax-exempt mortgage revenue bonds issued by various state and local governments or their agencies or authorities. The proceeds from the mortgage revenue bonds were used by the issuers to make nonrecourse participating mortgage loans to finance construction and ownership of multifamily residential developments. The mortgage revenue bond with respect to each mortgaged property is payable only from payments made on the corresponding mortgage loan. None of the mortgage revenue bonds constitutes a general obligation of any state or local government agency or authority and no such government agency or authority is liable for the mortgage revenue bonds.

  The Partnership invested in eight Federally tax-exempt mortgage revenue bonds with an aggregate principal amount of $97,101,000 and made three working capital loans with an aggregate principal amount of $3,409,604. A description of the mortgage revenue bonds and working capital loans held by the Partnership is as follows:

                                                    PERMANENT
                                                      LOAN
                                          LOAN      MATURITY      LOAN    CARRYING
   MORTGAGED PROPERTY        NO. OF    ORIGINATION FACE AMOUNT  MATURITY   VALUE
   NAME AND LOCATION      RENTAL UNITS    DATE       (000'S)      DATE    (000'S)
   ------------------     ------------ ----------- ----------- ---------- --------
Ethan's Glen IIA
 Kansas City, MO........       242       8/18/88    $ 10,525    3/31/2000 $ 8,840
Geary Courtyard
 San Francisco, CA (1)..       164       8/18/88      18,900    9/01/2000   8,706
Ocean Walk
 Key West, FL...........       296       1/27/89      19,826    4/01/2000  16,084
Paces River 2
 Rock Hill, SC (1)......       230       7/28/88       9,600    2/02/2000   7,842
Regency Woods
 West Des Moines, IA
 (1)....................       200       1/29/90       7,560    2/01/2000   4,812
Valley Creek II
 Woodbury, MN...........       177       2/21/89      10,100    7/01/2000   6,508
Washington Ridge
 Knoxville, TN..........       248      12/14/88      10,000    7/01/2000   7,642
Woodlane Place
 Woodbury, MN...........       216       9/16/88      14,000   11/01/1999  10,518
                             -----                  --------              -------
                             1,773                  $100,511              $70,952
                             =====                  ========              =======

- --------
(1) The amount listed under face amount of mortgage includes both the first lien tax-exempt loan and the second lien working capital loan.

  Base interest income on the mortgage loans is funded from property operations, certain borrowers' operating deficit guarantees and reserves, if any, established at the time of closing on the acquisition of the mortgage revenue bonds. If base interest payments cannot be fully satisfied, the General Partner evaluates various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure or foreclosure.

  In March 1993, the Partnership finalized a three-year workout agreement (the Workout) with Paces River 2. The balance of the borrower's guarantee amount has been paid in full. The Workout required the borrower to pay the base interest on the tax-exempt loan in full on a monthly basis, while allowing all or a portion of the interest on the working capital loan to accrue (the amount adjusted annually). Upon the occurrence of a monetary

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

default during the term of the Workout, the Partnership could direct the release of the deed currently held in escrow to be recorded in lieu of foreclosure. The borrower has complied with the terms of the Workout, which expired in March 1996. Effective April 1996, Paces River 2 is required to pay full base interest on both the tax-exempt loan and the working capital loan.

  Shortfalls in interest payments from Regency Woods were being paid from draws on a $250,000 irrevocable letter of credit. The Partnership drew down the full amount remaining under the letter of credit in January 1995, resulting in the default by the borrower on the working capital loan. The borrower transferred the property by deed in lieu of foreclosure to an Owner Partnership as of February 28, 1995.

  In the fourth quarter of 1994, Washington Ridge informed the Partnership that the debt service coverage requirement had been met. Upon review of documentation from the borrower's independent accounting firm, the General Partner released the operating deficit guarantee on March 30, 1995. Contingent interest is being paid on a quarterly basis.

 Collateral

  The mortgage revenue bonds are secured by mortgage loans which are collateralized by first mortgages on the properties, assignments of existing and future rents and security agreements with respect to personal property evidenced by the filing of Uniform Commercial Code (UCC) financing statements. Additionally, the Partnership required the borrowers to establish operating reserves, replacement reserves, tax and insurance escrows and debt service reserves and provide operating deficit guarantees. As a result of various circumstances, including, but not limited to, slow rent-up of the properties, unstable operations and depletion of certain properties' operating and debt service reserves, Owner Partnerships had received title to six of the properties as of December 31, 1995.

  As of December 31, 1995, six properties collateralizing certain of the mortgage revenue bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to Owner Partnerships, subject to existing indebtedness. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the Code) (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to
Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Glen IIA and Ocean Walk transfers.

  In April 1991, the U.S. Supreme Court decided a case, Cottage Savings Association V. Commissioner (Cottage Savings) that could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision in December 1992 the Internal Revenue Service issued Proposed Regulation Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these proposed regulations, if they become effective in their current form, would provide that certain modifications of the current interest payments or maturity date of a debt instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result of this treatment, modifications of the mortgage loans which secure the mortgage revenue bonds could be treated as a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

assurance that such issuers would do so or would not impose additional requirements that would have an adverse impact on the properties.

  Even if issuer consent were obtained, if the modifications are considered material, the debt would have to be re-examined to determine whether it would still be considered debt for tax purposes. This could result in a write-down of principal, would most likely result in a write-off of all accrued and unpaid past due interest and could change the contingent interest feature of the existing mortgage loans. The write down of principal and unpaid interest would not be recoverable upon ultimate disposition or payoff of the mortgage revenue bond and would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Proposed Regulation Section 1.001-3 will become effective only with respect to modifications made on or after the date that is 30 days after the publication of final regulations in the Federal Register. It is uncertain at this time when this proposed regulation will be finalized and whether it will be finalized in its current form. It is also unclear at this time what effect the Cottage Savings decision may have on modifications that have been made to mortgage loans which secure the mortgage revenue bonds or on modifications that might be appropriate in the future. The General Partner believes that the modifications which have been made were consistent with the relevant tax authority which existed at the time of those modifications and have not jeopardized the tax-exempt status of the mortgage revenue bonds. However, there can be no assurance as to the tax-exempt status of the mortgage revenue bonds.

  In March 1995, the Partnership was notified by the Paces River 2 borrower that the property may not have been in compliance with the low to moderate income requirements under the tax-exempt bonds. The borrower had applied tenant certification criteria consistent with that used by state authorities. Further, state authorities had reviewed and approved the compliance on an annual basis. However, the borrower believed that certain technical aspects of the tenant certification criteria may not have been appropriately applied. The borrower met with the state authorities and determined the appropriate criteria. As of December 31, 1995, the borrower was in compliance with the requirements for tax-exempt status.

  In March 1994, the Partnership was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The Owner Partnerships hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the costs associated with the correction of the drainage problem are expected to be approximately $300,000, and will not be covered by the property's insurance carrier. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these capital improvements may be provided from the borrowers existing replacement reserves, future property cash flow, and/or a loan to the borrower from the working capital reserves of the Partnership. The Partnership has joined with the borrower's insurance carrier in a lawsuit against the original architect and general contractor of Woodlane Place. The Partnership has joined on a contingent basis, with no legal fees being incurred unless the Partnership receives a settlement or judgment, and with other legal expenses estimated to be less than $20,000. There is no assurance that the Partnership will receive any funds as a result of this lawsuit.

  The General Partner's ongoing strategy has been to continue holding the mortgage revenue bonds until the loan maturity dates. If the merger proposal, as discussed in Note 7, is approved, the interests of the BAC Holders will be redeemed for cash. If the merger proposal is not approved, in order to maximize the overall yield, the General Partner may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the mortgage revenue bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent mortgage revenue bonds.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

 Interest

  The mortgage loans, and correspondingly the mortgage revenue bonds, bear interest at a base interest rate and provide for contingent interest, payable as described below, in an amount equal to the difference between the base mortgage interest rate and an annual noncompounding rate of return to the Partnership of 16% per annum. The mortgage loans provide for base mortgage interest which is unconditional and payable monthly, in arrears. After depletion of properties' reserves, the payment of base interest from properties currently owned by nominees of the Partnership will be solely from cash flow from the properties' operations. The mortgage loan on the Regency Woods property provided that only a portion of the base mortgage interest was required to be paid on a current basis during an initial period of the loan, not to exceed three years from acquisition of the mortgage revenue bond. The deferred base mortgage interest is unconditionally due and payable upon sale of the project or repayment of the loan. The unpaid base mortgage interest bears interest at the base mortgage interest rate and is to be repaid prior to contingent interest.

  Contingent interest will be equal to the sum of (i) 100% of the project cash flow for each year up to an amount which provides the Partnership a noncompounded interest rate between 1.5% and 2.25% over the base mortgage interest rate in effect, and (ii) 42.5% to 60% of remaining cash flow (subject to certain priority payments including any currently payable interest with respect to a working capital loan to such borrower) to provide the Partnership a total return of 16% per annum. Contingent interest is payable quarterly on an estimated basis, in arrears but only to the extent of available net cash flow, if any. Contingent interest is recognized as revenue when collected. Contingent interest due as of December 31, 1995, 1994 and 1993 amounted to $37,635,033, $30,841,439 and $23,977,293, respectively. No contingent interest was received or accrued by the Partnership during 1994 or 1993. The Partnership received contingent interest of $70,549 from Washington Ridge during 1995.

  To the extent that the aggregate of all interest payments, including contingent interest, for any period after completion of construction does not equal 16% per annum, the difference will be deferred (without interest on contingent interest) until the mortgaged property is sold or the mortgage loan is otherwise repaid and will only be payable if sufficient proceeds exist. The amount of deferred contingent interest payable in such event will equal the sum of (i) 100% of the sale or repayment proceeds (after certain priority payments) up to the amount necessary for the Partnership to achieve the full amount of the 100% participation, to the extent that such amount was previously deferred, and/or (ii)(a) with respect to mortgage loans for to-be-constructed or rehabilitated mortgaged properties, 50% of the sale or repayment proceeds, or (b) with respect to mortgage loans for existing mortgaged properties, up to 42.5% to 60% of the sale or repayment proceeds, in either instance after the payment of any 100% participation, if applicable, up to the amount necessary for the Partnership to achieve a total return of 16% per annum. Consequently, the ability of the Partnership to collect all contingent interest will be dependent upon the mortgaged property's operating performance and the sale or repayment proceeds. Because the Partnership may not be able ultimately to collect contingent interest, the Partnership has not recorded any contingent interest since inception of the Partnership with exception to the contingent interest received from Washington Ridge, as discussed above.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

  Presented below is a summary of base interest payments for the years ended December 31, 1995, 1994 and 1993 that are due to the Partnership from the borrowers.

                                          FOR THE YEAR ENDED DECEMBER 31, 1995
                         ----------------------------------------------------------------------
                                          BASE INTEREST  BASE INTEREST              CUMULATIVE
                                            PAID FROM      PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE     PROPERTIES'   NON-OPERATING   INTEREST      BASE
                         INTEREST DUE(1) OPERATIONS(3,4)  SOURCES(2)     NOT PAID    INTEREST
                         --------------- --------------- ------------- ------------ -----------
Ethan's Glen IIA........   $  920,937      $  754,900      $    --      $  166,037  $   321,262
Geary Courtyard.........    1,740,600         762,000           --         978,600    5,722,503
Ocean Walk..............    1,774,427       1,648,840           --         125,587    1,466,416
Paces River 2...........      769,025         795,522           --         (26,497)     197,359
Regency Woods...........      693,458         463,362        17,834        212,262      270,050
Valley Creek II.........      919,100         722,363           --         196,737      707,343
Washington Ridge........      875,000         875,000           --             --        72,917
Woodlane Place..........    1,407,000         954,478           --         452,522    2,662,408
                           ----------      ----------      --------     ----------  -----------
                           $9,099,547      $6,976,465      $ 17,834     $2,105,248  $11,420,258
                           ==========      ==========      ========     ==========  ===========
                                          FOR THE YEAR ENDED DECEMBER 31, 1994
                         ----------------------------------------------------------------------
                                          BASE INTEREST  BASE INTEREST              CUMULATIVE
                                            PAID FROM      PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE     PROPERTIES'   NON-OPERATING   INTEREST      BASE
                         INTEREST DUE(1)   OPERATIONS     SOURCES(2)     NOT PAID    INTEREST
                         --------------- --------------- ------------- ------------ -----------
Ethan's Glen IIA........   $  920,937      $  776,803      $ 16,053     $  128,081  $   155,225
Geary Courtyard.........    1,740,600         601,329           --       1,139,271    4,743,903
Ocean Walk..............    1,774,427       1,571,022        35,838        167,567    1,340,829
Paces River 2...........      769,025         743,314           --          25,711      223,856
Regency Woods...........      693,458         544,268       149,190            --        57,788
Valley Creek II.........      919,100         614,332           --         304,768      510,606
Washington Ridge........      875,000         875,000           --             --        72,917
Woodlane Place..........    1,407,000         979,747           --         427,253    2,209,886
                           ----------      ----------      --------     ----------  -----------
                           $9,099,547      $6,705,815      $201,081     $2,192,651  $ 9,315,010
                           ==========      ==========      ========     ==========  ===========
                                          FOR THE YEAR ENDED DECEMBER 31, 1993
                         ----------------------------------------------------------------------
                                          BASE INTEREST  BASE INTEREST              CUMULATIVE
                                            PAID FROM      PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE     PROPERTIES'   NON-OPERATING   INTEREST      BASE
                         INTEREST DUE(1)   OPERATIONS     SOURCES(2)     NOT PAID    INTEREST
                         --------------- --------------- ------------- ------------ -----------
Ethan's Glen IIA........   $  920,937      $  811,075      $159,463     $  (49,601) $    27,144
Geary Courtyard.........    1,740,600         687,267           --       1,053,333    3,604,632
Ocean Walk..............    1,774,427       1,560,048           --         214,379    1,173,262
Paces River 2...........      769,025         706,634       142,848        (80,457)     198,145
Regency Woods...........      673,303         538,836       134,467            --        57,788
Valley Creek II.........      919,100         554,970       234,883        129,247      205,838
Washington Ridge........      875,000         875,000           --             --        72,917
Woodlane Place..........    1,407,000         880,463           --         526,537    1,782,633
                           ----------      ----------      --------     ----------  -----------
                           $9,079,392      $6,614,293      $671,661     $1,793,438  $ 7,122,359
                           ==========      ==========      ========     ==========  ===========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest, which, totaled $1,050,137, $803,279 and $518,381 for 1995, 1994 and 1993,
    respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or funds from the general partners of the borrowers.
(3) Excludes amounts received by the Partnership in January 1996 from the release of excess tax and insurance reserves relating to 1995. Such amounts received from Ethan's Glen IIA, Paces River 2 and Woodlane Place totalled $70,000, $12,000 and $23,000, respectively.
(4) Excludes contingent interest of $70,549 received by the Partnership from Washington Ridge during 1995.

 Terms

  In general, the terms of the mortgage loans extend for 10 years after the completion of construction, except for Regency Woods which is for 10 years from the commencement of the mortgage loan. The corresponding bonds contain provisions requiring payment or redemption of the bonds upon maturity of the related loan. The Partnership may seek authority from investors and the issuers of the mortgage revenue bonds to hold the mortgage loans with respect to the mortgaged properties through longer periods within the mortgage revenue bond terms, as described below, if necessary, in an effort to maximize overall yields and residual proceeds upon the sale or refinancing of the underlying properties. There can be no assurance that the investors or the issuers will consent to such extensions.

  The principal of the mortgage revenue bonds will not be amortized during the terms of the bond and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan may require. Each mortgage loan is non-assumable and due on sale of the mortgaged property. Prepayment and sale of a mortgaged property is prohibited during the first seven years of a mortgage loan following completion of construction. Prepayment of the Regency Woods loan (or sale of the Regency Woods property) is prohibited during the first seven years following the Partnership's acquisition of that bond. Thereafter, prepayment in full is permitted under any mortgage loan, subject to the payment to the Partnership of:

  (1) any 100% participation contingent interest accrued to the date of prepayment, and

  (2) additional interest in an amount equal to the highest total amount of all contingent interest paid by the borrower in any of the three years preceding the date of prepayment, capitalized at the base mortgage loan interest rate then in effect.

  The Partnership may require prepayment upon the occurrence of an "event of taxability" which would include, among others, any act or event which presents significant risk that interest on the mortgage revenue bonds would be subjected to federal taxation. As of December 31, 1995 the Partnership is aware of no "event of taxability" which has occurred.

 Working capital loans

  The Partnership was permitted to use up to 5% of its gross offering proceeds to make working capital loans to borrowers to cover certain expenses which were not financeable from the proceeds of the mortgage revenue bonds. The interest on the working capital loans is subject to federal income tax. As of December 31, 1995, the Partnership had made taxable working capital loans to Paces River 2, Geary Courtyard and Regency Woods in the amounts of $850,000, $900,000 and $1,659,604, respectively. These loans are collateralized by second deeds of trust on the properties and mature on February 1, 2000, September 1, 2000 and February 1, 2000, respectively.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

5. INVESTMENT IN MORTGAGE REVENUE BONDS--(CONTINUED)

  The principal of the working capital loans will not be amortized during the terms of the loans and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan terms may require. Each working capital loan is nonassumable and due on sale of the mortgaged property. Prepayment and sale of the mortgaged property is prohibited during the first seven years after the commencement dates. The working capital loans provide for base interest during the construction and permanent phases of the loans and contingent interest, which commenced after the completion of construction of the applicable project, on a basis similar to the mortgage revenue bonds.

6. INCOME TAXES

  For income tax purposes, base interest income is accrued when earned. The accrual of base interest is discontinued when at the time of accrual, ultimate collectibility of the base interest due is considered unlikely. Once a loan has been placed in a non-accrual status, income is recorded only as cash payments are received from the borrower or nominee until such time as the uncertainty of collection of unpaid base interest is eliminated. Loans relating to Geary Courtyard, Valley Creek II and Woodlane Place were placed on non-accrual status in 1993; therefore, for income tax purposes, income is recognized to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected. Contingent interest of $70,549, as discussed above, was recognized for the year ended December 31, 1995. No contingent interest was recognized for the years ended December 31, 1994 and 1993.

  For federal income tax purposes, the investments in all of the mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income (loss) and municipal income for tax purposes is as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                           -----------------------------------
                                              1995        1994         1993
                                           ----------  -----------  ----------
Financial statement net income (loss)....  $6,523,536  $(3,422,361) $2,591,726
Municipal interest income not recognized
 (1).....................................         --           --    6,830,474
Rental income, net (2)...................         --           --   (2,822,609)
Investment expenses and losses not
 allowable for tax purposes..............      29,166       25,344     720,849
Excess amortization for tax purposes.....    (144,600)    (144,600)   (144,600)
Adjustment for timing of municipal income
 recognition.............................     467,023      194,754         --
Taxable income on working capital loans,
 net.....................................         --           --     (252,033)
Cumulative effect of accounting change...         --    10,155,671         --
                                           ----------  -----------  ----------
Municipal income, net for tax purposes...  $6,875,125  $ 6,808,808  $6,923,807
                                           ==========  ===========  ==========
Municipal income per BAC.................  $     1.29  $      1.28  $     1.30
                                           ==========  ===========  ==========

- --------
(1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
(2) Represents net rental income from investments accounted for as real estate.

7. MERGER PROPOSAL

  On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of CAPREIT, a private real estate investment trust. An affiliate of CAPREIT is the property manager for five of the eight properties securing the bonds held by the Partnership. All five of the properties managed by an affiliate of CAPREIT are presently in default with respect to their mortgage loans held by the Partnership. If the merger proposal is approved by a majority vote of BAC Holders, all of the

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

7. MERGER PROPOSAL--(CONTINUED)

BACs in the Partnership will be redeemed for cash and the interests represented by such BACs will be canceled. On January 31, 1996, the agreement for the proposed merger was modified for the first time to improve the terms of the original proposal. Under the original proposal, the redemption amount per BAC was to be $14.360. Under the first modified agreement, the redemption amount per BAC was to be $15.1735, subject to adjustment but not less than $15.0372 or greater than $15.3098. On March 14, 1996, the merger agreement was modified for the second time to round the expected redemption amount per BAC from $15.1735 to $15.18, subject to adjustment for available cash as defined in the amended merger agreement, but not less than $15.04 or greater than $15.32. In addition, the redemption amounts will be reduced by the amount of court approved legal fees and expenses awarded to counsel of the plaintiffs in the putative class action suits naming the Partnership and others, as described below. Such legal fees and expenses are not expected to exceed $0.19 per BAC.

  The BAC Holders will also vote upon the removal of the Partnership's General Partner immediately prior to consummation of the proposed merger and the election in its stead of a newly-formed wholly-owned subsidiary of CAPREIT. CAPREIT has agreed to pay the General Partner $500,000 in consideration for its 1.01% general partner interest in the Partnership.

  CAPREIT and/or its designee will also acquire accounts receivables held by CRI and CRIIMI, for the accrued mortgage servicing and administration fees on certain property mortgage loans of the Partnership. The general partner of CRIIMI is a subsidiary of CRIIMI MAE Inc., a publicly-traded company affiliated with the General Partners. Under the second modified agreement, CAPREIT will pay the discounted amount of $667,485 to CRI for its fees accrued through June 30, 1995, which represents approximately 42% of the total accrued fees owed to CRI. Also, CAPREIT will pay $566,676 to CRIIMI for its fees accrued from July 1, 1995 through June 30, 1996, which represents 100% of the fees which are expected to be owed to CRIIMI for that period. If the closing of the proposed merger does not occur by June 30, 1996, the amounts to be paid by CAPREIT to CRIIMI will increase, to reflect additional amounts currently being accrued for mortgage servicing and administration fees, at a rate of $47,223 per month.

  Each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value thereof (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans). Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships. This feature is required by CAPREIT as a condition of the merger.

  Consummation of the merger is contingent upon the approval of a majority of BAC Holders. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption amount to BAC Holders from a financial point of view. A favorable opinion from an independent investment banking firm was issued on March 14, 1996. A proxy statement is expected to be issued to BAC Holders after it is filed with and clearance is received from the SEC. A preliminary proxy statement was filed with the SEC on March 18, 1996. This proxy statement includes a full description of the proposed merger and the independent fairness opinion.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

8. LITIGATION

  On September 22, 1995, Irving Zakin commenced a putative class action (the Zakin Action) against the Partnership, its General Partner (CRITEF III Associates Limited Partnership), its Assignor Limited Partner (CRITEF III, Inc.), CRI, William B. Dockser, H. William Willoughby, Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, CRITEF, Inc., and CAPREIT (collectively, the Defendants) in the Court of Chancery of the State of Delaware in New Castle County (the Chancery Court) (C.A. No. 14558). The complaint alleges, among other things, that the amount offered to the BAC Holders in the proposed merger at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders in connection with the proposed merger. The suit seeks to enjoin the proposed merger, to obtain damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the amount paid to the BAC Holders and consider unspecified alternatives to the proposed merger.

  On October 5, 1995, David and Johanna Wingard (the Wingard Action) commenced a second putative class action against the Defendants in the Chancery Court (C.A. No 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Chancery Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

  On January 31, 1996, the Defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the putative class actions which is memorialized in a Memorandum of Understanding (the Memorandum), dated as of such date. The proposed settlement must be approved by the Chancery Court. The Memorandum contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the proposed merger. The parties to the Memorandum will use their best efforts to execute an appropriate Stipulation of Settlement (the Stipulation) and such other documents as may be required in order to obtain approval by the Chancery Court of the settlement.

  The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders. The Defendants have entered into the Memorandum solely because the proposed settlement would eliminate the burden and expense of further litigation and would facilitate the consummation of the proposed merger, which the General Partner believes to be in the best interest of the BAC Holders.

  In accordance with the Memorandum, the agreements for the proposed merger were amended to provide for the revised merger terms, as previously discussed above. Pursuant to the Memorandum, the plaintiffs' counsel will be entitled to apply to the Chancery Court for an award of reasonable attorneys' fees and expenses. Such expenses are not expected to exceed $0.19 per BAC. These fees will reduce the redemption amounts to BAC Holders in connection with the proposed merger, as discussed. In the event that the proposed merger is not consummated, these fees will not be borne by the Partnership. As such, the Partnership's financial statements do not include any adjustment for these fees.

  Counsel for the plaintiffs have reviewed certain documents relating to the proposed mergers, and will have the opportunity to review and take depositions of representatives of the General Partner and CAPREIT. After such review, counsel for the plaintiffs shall have the right to terminate the settlement contemplated in the Memorandum, based on material information not presently available to them.

  After the Stipulation is executed, the parties will seek preliminary approval of the settlement by the Chancery Court and will then mail notice of the proposed settlement to members of the putative class. As soon as practicable following completion of the discovery described in the preceding paragraph and after class

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

8. LITIGATION--(CONTINUED)

members have had a period of time to review the notice of proposed settlement, the parties will use their best efforts to obtain final Chancery Court approval of the settlement and the dismissal of the class actions as to all of the claims.

  On November 9, 1995, CRI filed a complaint against Capital Management Strategies, Inc. (CMS), a company controlled by Martin C. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an asset management agreement. CMS answered on January 10, 1996, but asserted no counterclaims.

  Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of approximately 125 private partnerships sponsored by CRI. Mr. Schwartzberg is a former shareholder and executive officer of CRI who decided to leave the company as of January 1, 1990. In connection with his departure, he relinquished his general partner duties for all CRI-sponsored partnerships, including those of the General Partner. On March 28, 1996, Mr. Schwartzberg filed a preliminary proxy statement with the SEC opposing the proposed merger.

  On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Circuit Court of Montgomery County, Maryland (the Circuit Court), against CRI and Messrs. Dockser and Willoughby alleging, among other things, (i) that CRI and Messrs. Dockser and Willoughby have breached an asset management agreement pursuant to which Mr. Schwartzberg's company, CMS, agreed to perform limited functions related to property-level issues for a portion of CRI's subsidized housing portfolio (but not properties securing the mortgage revenue bonds) by reducing the proposed budget for 1996, (ii) that the actions of CRI and Messrs. Dockser and Willoughby in connection with the proposed merger involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg, and (iii) that the actions in connection with the merger of CRIIMI MAE Inc. in June, 1995 involved self-interest and led in part to the proposed reduction of the asset management agreement budget. Neither the Partnership nor the General Partner was named as a defendant in this action, and Mr. Schwartzberg does not allege that he is a BAC Holder. Messrs. Dockser and Willoughby have entered an answer denying all of Mr. Schwartzberg's claims and moving to strike the allegations concerning the Partnership and CRIIMI MAE Inc. and dismiss the related counts for failure to state a claim upon which relief can be granted. Messrs. Dockser and Willoughby have publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

  On February 12, 1996, the Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from disclosing information made confidential under the asset management agreement.

  On February 15, 1996, Mr. Schwartzberg filed suit in the Chancery Court against the General Partner and CRITEF Associates Limited Partnership (No. 14837). He alleges that he has made demands upon the General Partner and CRITEF III Associates Limited Partnership, in his capacity as a general and limited partner of the General Partner and as a limited partner of CRITEF III Associates Limited Partnership, to inspect and obtain copies of a current list of the BAC holders and other documents. He further alleges that his demands were rejected. On February 23, 1996, the General Partner and CRITEF III Associates Limited Partnership answered the complaint, admitting that his demands have been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. A hearing was held on March 6 and 7, 1996 and it is expected that the Chancery Court will render a decision following submission of briefs by the parties.

  On February 16, 1996, the Partnership, together with the General Partner, Capital Realty Investors Tax Exempt Fund Limited Partnership and its general partner, CRI and CAPREIT (collectively, the Plaintiffs) filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York (the

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

8. LITIGATION--(CONTINUED)

District Court), No. 96 Civ. 1186 (LAK) (the New York Action). The complaint alleges that Mr. Schwartzberg is engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued in violation of the federal securities laws and rules promulgated by the SEC requiring definitive proxy materials to be filed with the SEC and delivered to the BAC Holders. The complaint also alleges that Mr. Schwartzberg has made false and misleading statements in the solicitations concerning the terms of the proposed merger and the availability of certain financial information, and has falsely imputed base motives to the principals of the General Partner. On February 23, 1996, the District Court, without making a finding of fact, issued a temporary restraining order barring Mr. Schwartzberg from making any solicitation of the BAC Holders without first complying with the SEC rules pending a hearing on a proposed preliminary injunction. The District Court held a hearing on March 5, 1996, on the motion of preliminary injunction, and, pending a decision, continued the temporary restraining order.

  On March 18, 1996, the District Court issued its Opinion enjoining Mr. Schwartzberg from (1) making any further solicitation of BAC Holders without complying with the provisions of Regulation 14A under the Securities Exchange Act of 1934, and (2) committing any violation of Rule 14a-9 (regarding false or misleading statements) in connection with any solicitation relating to the Partnerships. The injunction was based on the District Court's findings of fact and conclusions of law, in which it stated that the Plaintiffs (including the Partnership) have established a strong likelihood of success on their claim that the press releases constitute a proxy solicitation in violation of securities laws and that the Plaintiffs are likely to establish that Mr. Schwartzberg acted with the requisite culpability with respect to at least some of the false statements made in his press releases. Also on March 18, 1996, Mr. Schwartzberg filed his answer to the complaint in the New York action, coupled with counterclaims against the General Partner alleging that three press releases issued by the General Partner of the Partnership constituted solicitations in violation of the same provisions of the Securities Exchange Act and that they were false and misleading. The counter defendants deny the allegations. The counterclaims sought a temporary restraining order against the General Partner regarding further alleged solicitations and false and misleading statements. The District Court denied the injunction request by order on April 23, 1996. On April 16, 1996, Mr. Schwartzberg also filed a Notice of Appeal with respect to the injunction against him with the U. S. Court of Appeals for the Second Circuit.

  The Partnership Agreement provides for the indemnification of the General Partners and its affiliates for acts or omissions by the General Partner in good faith and in the best interest of the Partnership. Such indemnification does not extend to a finding of liability for conduct which constitutes fraud, bad faith, misconduct, breach of fiduciary duties or violation of state or federal securities laws. At this time, there is no estimate as to the timing or amount, if any, of the outcome of the New York Action, but the General Partners do not anticipate that the litigation will have a material adverse affect on the Partnership.

9. SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  The following is a summary of unaudited quarterly results of operations for the years ended December 31, 1995, 1994 and 1993:

                                                       1995
                                                  QUARTER ENDED
                                  ----------------------------------------------
                                   MARCH 31   JUNE 30   SEPTEMBER 30 DECEMBER 31
                                  ---------- ---------- ------------ -----------
Income (principally interest
 from mortgage revenue bonds and
 working capital loans).........  $1,792,076 $1,825,340  $1,753,266  $1,869,672
Net income......................   1,656,548  1,736,348   1,397,099   1,733,541
Net income per BAC..............        0.31       0.33        0.26        0.33

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

9. SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)-(CONTINUED)

                                                     1994
                                                 QUARTER ENDED
                                ------------------------------------------------
                                 MARCH 31     JUNE 30   SEPTEMBER 30 DECEMBER 31
                                -----------  ---------- ------------ -----------
Income (principally interest
 from mortgage revenue bonds
 and working capital loans)...  $ 1,664,038  $1,803,417  $1,564,260  $2,089,185
Cumulative effect of change in
 accounting for mortgage
 revenue bonds................  (10,155,671)        --          --          --
Net (loss) income.............   (8,605,170)  1,671,292   1,511,190   2,000,327
Cumulative effect of change in
 accounting for mortgage
 revenue bonds per BAC........        (1.91)        --          --          --
Net (loss) income per BAC.....        (1.62)       0.31        0.28        0.37
                                                     1993
                                                 QUARTER ENDED
                                ------------------------------------------------
                                 MARCH 31     JUNE 30   SEPTEMBER 30 DECEMBER 31
                                -----------  ---------- ------------ -----------
Income (principally rental
 income)......................  $ 3,306,527  $3,349,443  $3,456,373  $3,666,702
Net income....................      432,414     574,392     615,836     969,120
Net income per BAC............         0.08        0.11        0.12        0.18

10. CONDENSED COMBINED FINANCIAL INFORMATION

  Condensed combined financial information on a GAAP basis for the years ended December 31, 1995 and 1994 for all of the borrowers is as follows:

                                             AS OF DECEMBER 31, 1995
                                      ---------------------------------------
                                      INVESTMENTS-  INVESTMENTS-
                                      GREATER THAN   LESS THAN
                                      20% OF TOTAL  20% OF TOTAL
                                         ASSETS        ASSETS        TOTAL
                                      ------------  ------------  -----------
Rental property, net of accumulated
 depreciation........................ $14,873,382   $61,343,840   $76,217,222
Other assets.........................     638,440     2,376,260     3,014,700
                                      -----------   -----------   -----------
    Total Assets..................... $15,511,822   $63,720,100   $79,231,922
                                      ===========   ===========   ===========
Mortgage loans payable............... $19,826,000   $79,834,604   $99,660,604
Accrued interest payable.............   1,466,416    11,884,948    13,351,364
Other liabilities....................     621,345     3,095,150     3,716,495
                                      -----------   -----------   -----------
    Total liabilities................  21,913,761    94,814,702   116,728,463
Partners' capital....................  (6,401,939)  (31,094,602)  (37,496,541)
                                      -----------   -----------   -----------
    Total liabilities and partners'
     capital......................... $15,511,822   $63,720,100   $79,231,922
                                      ===========   ===========   ===========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

10. CONDENSED COMBINED FINANCIAL INFORMATION--(CONTINUED)

                                            AS OF DECEMBER 31, 1994
                                     ----------------------------------------
                                     INVESTMENTS-  INVESTMENTS-
                                     GREATER THAN   LESS THAN
                                     20% OF TOTAL  20% OF TOTAL
                                        ASSETS        ASSETS        TOTAL
                                     ------------  ------------  ------------
Rental property, net of accumulated
 depreciation....................... $15,391,664   $ 64,012,930  $ 79,404,594
Other assets........................     647,832      1,829,009     2,476,841
                                     -----------   ------------  ------------
    Total Assets.................... $16,039,496   $ 65,841,939  $ 81,881,435
                                     ===========   ============  ============
Mortgage loans payable.............. $19,826,000   $ 80,376,241  $100,202,241
Accrued interest payable............   1,340,913      9,932,128    11,273,041
Other liabilities...................     529,330      2,731,381     3,260,711
                                     -----------   ------------  ------------
    Total liabilities...............  21,696,243     93,039,750   114,735,993
Partners' capital...................  (5,656,747)   (27,197,811)  (32,854,558)
                                     -----------   ------------  ------------
    Total liabilities and partners'
     capital........................ $16,039,496   $ 65,841,939  $ 81,881,435
                                     ===========   ============  ============
                                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                     ----------------------------------------
                                     INVESTMENTS-  INVESTMENTS-
                                     GREATER THAN   LESS THAN
                                     20% OF TOTAL  20% OF TOTAL
                                        ASSETS        ASSETS        TOTAL
                                     ------------  ------------  ------------
Rental Income....................... $ 3,135,481   $ 11,443,751  $ 14,579,232
Rental Expenses.....................  (1,587,965)    (6,009,541)   (7,597,506)
Interest Expense....................  (1,774,427)    (7,367,733)   (9,142,160)
Depreciation........................    (518,282)    (2,669,089)   (3,187,371)
                                     -----------   ------------  ------------
Net Loss............................ $  (745,193)  $ (4,602,612) $ (5,347,805)
                                     ===========   ============  ============
                                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                     ----------------------------------------
                                     INVESTMENTS-  INVESTMENTS-
                                     GREATER THAN   LESS THAN
                                     20% OF TOTAL  20% OF TOTAL
                                        ASSETS        ASSETS        TOTAL
                                     ------------  ------------  ------------
Rental Income....................... $ 3,308,029   $ 11,059,336  $ 14,367,365
Rental Expenses.....................  (1,607,192)    (6,019,660)   (7,626,852)
Interest Expense....................  (1,774,427)    (7,334,514)   (9,108,941)
Depreciation........................    (504,271)    (2,799,146)   (3,303,417)
                                     -----------   ------------  ------------
Net Loss............................ $  (577,861)  $ (5,093,984) $ (5,671,845)
                                     ===========   ============  ============

  In accordance with Staff Accounting Bulletin 71, complete financial statements are for all borrowers in which the Partnership investment in mortgage revenue bond is 20% or more of the total assets of the Partnership at December 31, 1995 and 1994 are included as an exhibit to the Partnership's financial statements. The borrowers' financial statements are prepared on an income tax basis, which differs from GAAP. The principal differences between income tax basis and GAAP are (i) for income tax purposes the apartment properties are not valued at the lower of cost or net realizable value and a write down to fair value at deed-in-lieu of foreclosure was not taken, (ii) an intangible asset was recognized for tax purposes representing the value to the borrower of its favorable financing when the properties were transferred to Owner Partnership and (iii) depreciable life and method.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                 BALANCE SHEETS

                                  (UNAUDITED)

                                     ASSETS

                                                        AS OF        AS OF
                                                      JUNE 30,    DECEMBER 31,
                                                        1996          1995
                                                     -----------  ------------
                                                     (UNAUDITED)
Investment in mortgage revenue bonds................ $70,951,947  $70,951,947
Cash and cash equivalents...........................      54,677      187,747
Marketable securities...............................   1,552,569    1,213,572
Working capital reserves invested in marketable
 securities.........................................   4,471,445    4,235,144
Interest reserves invested in marketable
 securities.........................................     298,750      298,750
Receivables and other assets........................      79,974       46,719
                                                     -----------  -----------
    Total assets.................................... $77,409,362  $76,933,879
                                                     ===========  ===========
                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Distributions payable............................... $ 1,593,575  $ 1,593,577
Accounts payable and accrued expenses...............     580,139      393,345
                                                     -----------  -----------
    Total liabilities...............................   2,173,714    1,986,922
                                                     -----------  -----------
Partners' capital (deficit):
General Partner.....................................    (445,647)    (448,563)
Beneficial Assignee Certificates (BACs)--5,258,268
 BACs issued and outstanding........................  75,681,295   75,395,520
                                                     -----------  -----------
    Total partners' capital.........................  75,235,648   74,946,957
                                                     ===========  ===========
    Total liabilities and partners' capital......... $77,409,362  $76,933,879
                                                     ===========  ===========


   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                           STATEMENTS OF INCOME

                                  (UNAUDITED)

                          FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                   JUNE 30,                     JUNE 30,
                          ----------------------------  --------------------------
                              1996           1995           1996          1995
                          -------------  -------------  ------------  ------------
Interest from mortgage
 revenue bonds and
 working capital loan...  $   2,082,586  $   1,796,834  $  4,012,400  $  3,519,662
                          -------------  -------------  ------------  ------------
Other income (expenses):
  Other interest
   income...............         63,005         28,506       121,170        97,754
  Merger-related
   expenses.............       (315,741)           --       (467,817)          --
  General and
   administrative.......        (49,913)       (72,987)     (129,176)     (186,896)
  Professional fees.....        (38,134)       (16,005)      (60,736)      (37,624)
                          -------------  -------------  ------------  ------------
                               (340,783)       (60,486)     (536,559)     (126,766)
                          -------------  -------------  ------------  ------------
Net income..............  $   1,741,803  $   1,736,348  $  3,475,841  $  3,392,896
                          =============  =============  ============  ============
Net income allocated to
 General Partner
 (1.01%)................  $      17,592  $      17,537  $     35,106  $     34,268
                          =============  =============  ============  ============
Net income allocated to
 BAC Holders (98.99%)...  $   1,724,211  $   1,718,811  $  3,440,735  $  3,358,628
                          =============  =============  ============  ============
Net income per BAC......  $        0.33  $        0.33  $       0.65  $       0.64
                          =============  =============  ============  ============
BACs outstanding........      5,258,268      5,258,268     5,258,268     5,258,268
                          =============  =============  ============  ============


   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

              STATEMENT OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                  (UNAUDITED)

                                           BENEFICIAL
                                            ASSIGNEE
                                           CERTIFICATE   GENERAL
                                             HOLDERS     PARTNER      TOTAL
                                           -----------  ---------  -----------
Balance, December 31, 1995................ $75,395,520  $(448,563) $74,946,957
  Net income..............................   3,440,735     35,106    3,475,841
  Distributions paid or accrued of $.60
   per BAC (none of which was return on
   capital)...............................  (3,154,960)   (32,190)  (3,187,150)
                                           -----------  ---------  -----------
Balance, June 30, 1996.................... $75,681,295  $(445,647) $75,235,648
                                           ===========  =========  ===========



   The accompanying notes are an integral part of these financial statements.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                    FOR THE SIX MONTHS ENDED
                                                            JUNE 30,
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
Cash flows from operating activities:
  Net income....................................... $  3,475,841  $  3,392,896
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Decrease in receivables and other assets........      (33,255)      (17,185)
   Increase (decrease) in accounts payable and
    accrued expenses...............................      186,794       (27,832)
                                                    ------------  ------------
    Net cash provided by operating activities......    3,629,380     3,347,879
                                                    ------------  ------------
Cash flows from investing activities:
  Sale of marketable securities....................    5,219,546     6,748,576
  Purchase of marketable securities................   (5,558,543)   (6,214,779)
  Deposits to working capital reserves invested in
   marketable securities...........................     (236,301)     (306,577)
  Withdrawals from interest reserves invested in
   marketable securities...........................          --        115,576
                                                    ------------  ------------
    Net cash (used in) provided by investing
     activities....................................     (575,298)      342,796
                                                    ------------  ------------
Cash flows from financing activities:
  Distributions paid to BAC Holders and General
 Partner...........................................   (3,187,152)   (3,771,461)
                                                    ------------  ------------
Net decrease in cash and cash equivalents..........     (133,070)      (80,786)
Cash and cash equivalents, beginning of period.....      187,747       100,513
                                                    ------------  ------------
Cash and cash equivalents, end of period........... $     54,677  $     19,727
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

  In the opinion of CRITEF III Associates Limited Partnership (the General Partner), the accompanying unaudited financial statements of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership) contain all adjustments of a normal recurring nature necessary to present fairly the Partnership's financial position as of June 30, 1996 and December 31, 1995 and the results of its operations for the three and six months ended June 30, 1996 and 1995 and its cash flows for the six months ended June 30, 1996 and 1995.

  These unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (GAAP) have been condensed or omitted. While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these financial statements be read in conjunction with the amended and restated financial statements and notes included in the Partnership's Annual Report filed on Form 10-K/A on May 17, 1996, for the year ended December 31, 1995.

  The financial statements for the three and six months ended June 30, 1995 have been restated to conform to 1996 presentation, as well as to conform with the restated 1995 and 1994 financial statements as discussed in Note 3.

2. MERGER PROPOSAL

  On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of Capital Apartment Properties, Inc. (CAPREIT), a private real estate investment trust. On that date, another CAPREIT affiliate entered into a merger agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), a similar tax exempt bond fund sponsored by CRI. The two merger agreements are independent of one another, but the closing of each merger is conditioned on closing of the other, at CAPREIT's election. Another affiliate of CAPREIT is the property manager for five of the eight properties securing the bonds held by the Partnership. All five of the properties managed by the CAPREIT affiliate had defaulted with respect to their mortgage loans held by the Partnership. If the merger proposal is approved by a majority vote of BAC Holders, all of the BACs in the Partnership will be redeemed for cash and the interests represented by such BACs will be canceled. The agreement for the proposed merger has been modified to improve the terms of the original proposal. Under the original proposal, the redemption amount per BAC was to be $14.36. Under the most recent modification, the Third Amended and Restated Agreement and Plan of Merger (Restated Merger Agreement), all of the BACs will be redeemed for cash at a redemption price of $15.02 per BAC, net to the holder, without interest, subject to upward adjustment based on Available Cash (as defined in the Restated Merger Agreement) to not greater than $15.22 per BAC. In arriving at the base redemption price, the consideration to be paid to BAC holders in the merger has been reduced by the fees and expenses payable to counsel for the plaintiffs in certain class action litigation, as discussed in
Note 6. If there is any upward adjustment to the base redemption price based on Available Cash, plaintiffs' counsel shall be entitled to an additional amount equal to 20% of the increased amount, up to a maximum of $75,000.

  The BAC Holders will also vote upon the sale of the Partnership's General Partner's interest to an affiliate of CAPREIT immediately prior to consummation of the proposed merger. CAPREIT has agreed to pay the General Partner $500,000 in consideration for its 1.01% general partner interest in the Partnership.

  CAPREIT and/or its designee will also acquire accounts receivables held by CRI and CRIIMI MAE Services Limited Partnership (CRIIMI), for the accrued mortgage servicing and administration fees on certain property mortgage loans of the Partnership. The general partner of CRIIMI is a subsidiary of CRIIMI MAE Inc.,

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


2. MERGER PROPOSAL--(CONTINUED)

a publicly-traded company affiliated with the General Partners. Under the Restated Merger Agreement, CAPREIT will pay the discounted amount of $667,485 to CRI for its fees accrued through June 30, 1995, which represents approximately 42% of the total accrued fees owed to CRI. Also, CAPREIT will pay $566,676 to CRIIMI for its fees accrued from July 1, 1995 through June 30, 1996, which represents 100% of the fees which are expected to be owed to CRIIMI. From July 1, 1996, to the closing of the proposed merger, the amounts to be paid by CAPREIT to CRIIMI will increase, to reflect additional amounts currently being accrued for mortgage servicing and administration fees, at a rate of $47,223 per month.

  Each of the affiliates of the Partnership formed to take title to properties and assume the existing indebtedness when the original, unaffiliated borrowers defaulted (Owner Partnerships) has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value thereof (based on the fair market value of the property as encumbered by the mortgage loans). Although such interests currently have nominal value, if the fair market value of the partnership properties increases substantially prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships. This feature was required by CAPREIT as a material business term of the merger.

  Consummation of the merger is contingent upon the approval of a majority of BAC Holders. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption amount to BAC Holders from a financial point of view. A favorable opinion from an independent investment banking firm was issued on March 14, 1996. As of August 5, 1996, the independent investment banking firm is updating their analysis regarding the fairness of the redemption amount of BAC Holders from a financial point of view. A proxy statement is expected to be issued to BAC Holders after it is filed with and clearance is received from the SEC. A preliminary proxy statement has been filed with the SEC, and the Partnership is awaiting the SEC's clearance. These definitive proxy materials include a full description of the proposed merger and the independent fairness opinions.

  In accordance with the Restated Merger Agreement, CAPREIT will pay the legal costs incurred by the Partnership associated with the proposed merger, upon consummation of the proposed merger. As the Partnership is not responsible for payment of these costs, they have not been reflected in the accompanying financial statements. However, in the event that the proposed merger is not consummated with CAPREIT, the Partnership will be responsible for these costs, as discussed above. As of August 5, 1996, the Partnership had incurred legal costs of approximately $90,000 related to the proposed merger. There is no reasonable estimate of remaining legal costs to be incurred by the Partnership associated with the proposed merger.

  In the event the Restated Merger Agreement is terminated or abandoned under the specified circumstances, the Partnership may be liable for the payment of a fee equal of $2,250,000 with respect to such terminated or abandoned Restated Merger Agreement if there is a Fiduciary Out Termination (as defined in the Restated Merger Agreement), a Triggering Event (as defined in the Restated Merger Agreement) or the Partnership consummates an alternative transaction within 270 days of the date of termination or abandonment of such Restated Merger Agreement.

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


2. MERGER PROPOSAL--(CONTINUED)

  In addition, if the Restated Merger Agreement is terminated or abandoned due to (1) a Fiduciary Out Termination, (ii) a willful and material breach by the Partnership or any applicable Owner Partnership (other than a breach of the representations and warranties), (iii) the failure by the Partnership or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, or (iv) a termination of such Restated Merger Agreement by such CAPREIT affiliate because the Partnership shall have settled designated actions for an amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such CAPREIT affiliate reasonably objects, then the Partnership shall bear all of its own expenses, as mentioned above, and reimburse such CAPREIT affiliate and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, and its financing sources and consultants to the CAPREIT affiliate and its affiliates) in connection with such merger and related transactions and the proxy statement. In no event, however, shall the amount paid to reimburse expenses under the Restated Merger Agreement exceed $2,500,000.

  During February 1996, the General Partner received an inquiry concerning the possible acquisition of the funds from a group of investors led by Mr. Terry McNellis and Mr. Gary Petrucci, of Piper Jaffrey Inc., and Mr. David Brierton and Mr. Jack Safar, of Dominium Management Services Inc. (collectively, the Dominium Group). The Dominium Group executed confidentiality and non-circumvention agreements, and by the beginning of April 1996, the Partnership had provided the Dominium Group with all of the due diligence materials they had requested. Thereafter, the General Partner did not hear from any representative of the Dominium Group again until June 28, 1996, just days prior to the initially scheduled date for the fairness hearing to be held on the Stipulation of Settlement in the Zakin and Wingard putative class actions (the Zakin and Wingard Actions), as discussed in Note 6.

  On June 28, 1996, counsel to the plaintiffs in the Zakin and Wingard Actions and the Partnership received a letter from Dominium Tax Exempt Fund L.L.P. (Dominium), which was signed by Mr. Safar of the Dominium Group, indicating an interest in entering into merger agreement with the Partnership having similar terms as the merger agreement and purportedly offering the BAC Holders of the Partnership and CRITEF an aggregate merger consideration of approximately $168,230,000. After reviewing the Dominium letter, the General Partner determined that Dominium had not demonstrated any firm financing ability. Notwithstanding such determination, the General Partner, in a letter dated July 3, 1996, notified Dominium that they would make documents available to Dominium for its due diligence. The General Partner, however, also cautioned Dominium that they would not jeopardize the merger agreements with CAPREIT by an unwarranted delay while Dominium and its potential lenders continued to study the Partnership and the mortgage revenue bonds and complete their due diligence.

  On July 12, 1996, the Partnership received copies of correspondence from Dominium to counsel for the plaintiffs in the Zakin and Wingard Actions, indicating that Dominium had received a purported financing commitment, subject to payment of a fee and satisfactory results of a 21 business day due diligence period. Representatives of Dominium came to the General Partners' offices on July 11, 12, 26, 29 and 30, 1996 to conduct such review.

3. INVESTMENTS

  In May 1993, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: held to maturity, available for sale,

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

and trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. The Partnership implemented SFAS 115 in 1994 for its marketable securities. Following such adoption, the Partnership (as did others in the industry) continued to account for its investments in mortgage revenue bonds as investments in real estate based on acquisition, development or construction (ADC) determination or consolidation of the Owner Partnerships in accordance with SEC rules.

  In conjunction with the review of the Partnership's 1995 financial statements by the SEC staff, the Partnership agreed to account for all of its investments in mortgage revenue bonds as debt securities under the provisions of SFAS 115 effective January 1, 1994, and restate its 1995 and 1994 financial statements to reflect this change. Accordingly, effective January 1, 1994, all investments in mortgage revenue bonds are classified and accounted for as held to maturity securities and carried at amortized cost because of the Partnership's ability and intent to hold these investments to maturity. In accordance with SFAS 115's provisions for held to maturity securities, the Partnership evaluates the fair value of its mortgage revenue bonds to determine if impairment exists. If a decline in fair value is determined to be other-than-temporary, the security is written down to its fair value. The Partnership did not recognize any impairment losses during the three and six months ended June 30, 1996 or 1995. Since all of the underlying mortgage loans that secure the bonds are either in default or have been previously written down due to impairment, base interest and contingent interest on the mortgage revenue bonds is recognized as revenue when collected.

  The restatement of the 1995 financial statements resulted in increases of $817,483 and $1,455,253 in the Partnership's previously reported net income for the three and six months ended June 30, 1995, respectively, and increases of $0.16 and $0.28 in the Partnership's net income per BAC for the three and six months ended June 30, 1995, respectively. Net income per BAC as previously reported was $0.17 and $0.36 for the three and six months ended June 30, 1995, respectively.

  The Partnership invested in eight Federally tax-exempt mortgage revenue bonds with aggregate principal and carrying amounts of $97,101,000 and $70,951,947, respectively, and made three working capital loans with aggregate principal and carrying amounts of $3,409,604 and $0, respectively. As of June 30, 1996, six properties collateralizing certain of the mortgage revenue bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to Owner Partnerships which assumed the existing indebtedness. In connection with the transfers of properties to Owner Partnerships, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the Code) (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that certain transfers of the properties to Owner Partnerships would not cause the Partnership to become a substantial user of the projects or a related party to a substantial user pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Glen IIA and Ocean Walk transfers.

  In April 1991, the U.S. Supreme Court decided a case, Cottage Savings Association V. Commissioner (Cottage Savings) that could be interpreted to impact then existing authority addressing the modification of debt instruments. In response to this decision, on June 26, 1996, the IRS issued Final Regulations Section 1.1001-3 which specifically address the tax consequences of modifications of debt instruments. Among other things, these regulations provide that certain modifications of the current interest payments or maturity date of a debt

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

instrument will be treated as a taxable exchange of the original instrument for the modified debt instrument. As a result, certain future modifications of the mortgage loans which secure the mortgage revenue bonds could be treated as a deemed reissuance of the mortgage revenue bonds for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that could have an adverse impact on the mortgage revenue bonds. Even if issuer consent were obtained, all accrued and unpaid interest would have to be written off. The write-off of accrued and unpaid interest would not be recoverable upon ultimate disposition or payoff of the mortgage revenue bond and would instead accrue to the benefit of the Owner Partnership to the extent realized.

  Final Regulations Section 1.1001-3 will become effective only with respect to modifications made on or after September 24, 1996. It is unclear at this time what effect the Cottage Savings decision may have on modifications that have already been made to mortgage loans which secure the mortgage revenue bonds. The General Partner believes that the modifications which have already been made were consistent with the relevant tax authority that existed at the time of those modifications and have not jeopardized the tax-exempt status of the mortgage revenue bonds. However, there can be no assurance as to the tax-exempt status of the mortgage revenue bonds at present.

  The General Partner's ongoing strategy had been to continue holding the mortgage revenue bonds until the loan maturity dates. If the merger proposal, as discussed in Note 2, is approved, the interests of the BAC Holders will be redeemed for cash. If the merger proposal is not approved, in order to maximize the overall yield the General Partner may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the mortgage revenue bonds, for investor approval extension of certain loan maturity dates and, if approved, arrange any necessary related amendments to the pertinent mortgage revenue bonds.

  In March 1994, the Partnership was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The Owner Partnership hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the costs associated with the correction of the drainage problem are expected to be approximately $600,000, and will not be covered by the property's insurance carrier. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these capital improvements may be provided from the borrower's existing replacement reserves, future property cash flow, and/or a loan to the borrower from the working capital reserves of the Partnership. The Partnership has joined with the borrower's insurance carrier in a lawsuit against the original architect and general contractor of Woodlane Place. The Partnership has joined on a contingent basis, with no legal fees being incurred unless the Partnership receives a settlement or judgment, and with other legal expenses estimated to be less than $20,000. All depositions have been taken, and the lawsuit is currently in discovery mode. There is no assurance that the Partnership will receive any funds as a result of this lawsuit.

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

  Presented below is a summary of base interest payments for the six months ended June 30, 1996 and 1995 that are due to the Partnership from the borrowers:

                                        FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         --------------------------------------------------------------------
                                         BASE INTEREST BASE INTEREST              CUMULATIVE
                                           PAID FROM     PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'  NON-OPERATING   INTEREST      BASE
                         INTEREST DUE(1) OPERATIONS(3)  SOURCES(2)     NOT PAID    INTEREST
                         --------------- ------------- ------------- ------------ -----------
Ethan's Glen IIA........   $  460,469     $  507,164      $   --      $      --   $   274,567
Geary Courtyard.........      870,300        452,000          --         418,300    6,140,803
Ocean Walk..............      887,214        882,120          --           5,094    1,471,510
Paces River 2...........      384,513        472,876          --             --       108,996
Regency Woods...........      346,730        259,600          --          87,130      357,080
Valley Creek II.........      459,550        378,598          --          80,952      788,295
Washington Ridge........      437,500        437,500          --             --        72,917
Woodlane Place..........      703,500        622,542          --          80,958    2,743,366
                           ----------     ----------      -------     ----------  -----------
                           $4,549,776     $4,012,400      $   --      $  672,434  $11,957,534
                           ==========     ==========      =======     ==========  ===========
                                        FOR THE SIX MONTHS ENDED JUNE 30, 1995
                         --------------------------------------------------------------------
                                         BASE INTEREST BASE INTEREST              CUMULATIVE
                                           PAID FROM     PAID FROM   CURRENT BASE   UNPAID
                          CURRENT BASE    PROPERTIES'  NON-OPERATING   INTEREST      BASE
                         INTEREST DUE(1) OPERATIONS(3)  SOURCES(2)     NOT PAID    INTEREST
                         --------------- ------------- ------------- ------------ -----------
Ethan's Glen IIA........   $  460,469     $  391,352      $   --      $   69,117  $   224,342
Geary Courtyard.........      870,300        347,000          --         523,300    5,267,203
Ocean Walk..............      887,214        871,546          --          15,668    1,356,497
Paces River 2...........      384,513        420,147          --             --       188,222
Regency Woods...........      346,730        203,762       17,834        125,134      182,922
Valley Creek II.........      459,550        340,940          --         118,610      629,216
Washington Ridge........      437,500        437,500          --             --        72,917
Woodlane Place..........      703,500        442,834          --         260,666    2,470,552
                           ----------     ----------      -------     ----------  -----------
                           $4,549,776     $3,455,081      $17,834     $1,112,495  $10,391,871
                           ==========     ==========      =======     ==========  ===========

- --------
(1) The Partnership charges the borrowers interest on unpaid base interest which totaled $616,961 and $492,361 for the six months ended June 30, 1996 and 1995, respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or funds from the general partners of the borrowers.
(3) Includes amounts received by the Partnership in January 1996 from the release of excess tax and insurance reserves relating to 1995. Such amounts received from Ethan's Glen IIA, Paces River 2 and Woodlane Place totaled $70,000, $12,000 and $23,000, respectively.
(4) Excludes contingent interest of $18,816 and $46,747 received by the Partnership from Washington Ridge during the three and six months ended June 30, 1995, respectively.

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


3. INVESTMENTS--(CONTINUED)

  Contingent interest is payable quarterly on an estimated basis, in arrears but only to the extent of available net cash flow, if any. Contingent interest is recognized as revenue when collected. Contingent interest due as of June 30, 1996 and December 31, 1995, amounted to $41,067,106 and $37,635,033, respectively. The Partnership received contingent interest of $18,816 and $46,747 from Washington Ridge during the three and six months ended June 30, 1995, respectively. No contingent interest was received for the three or six months ended June 30, 1996.

  As of June 30, 1996, the Partnership had cash and cash equivalents of $54,677, unrestricted marketable securities of $1,552,569, working capital reserves invested in marketable securities of $4,471,445 and interest reserves invested in marketable securities of $298,750. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses. The Partnership has classified its investments in marketable securities into the available for sale category under SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the three or six months ended June 30, 1996 or 1995 as the cost for the tax-exempt municipal bonds approximated fair value throughout the respective periods.

4. DISTRIBUTIONS TO BAC HOLDERS

  The Partnership expects to continue to make distributions to BAC Holders on a quarterly basis. The Restated Merger Agreement stipulates that 1996 distributions cannot exceed ten cents per BAC per month. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions other than as set forth in the Restated Merger Agreement. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of the Partnership, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees were depleted during the first quarter of 1995, it is expected that distributions will be based primarily on cash flow from the Partnership's operations. Cash flow from the Partnership's operations consists of cash flow from six of the properties, plus specified interest payments from two properties and contingent interest from one property, supplemented by any available property reserves/borrower guarantees, less Partnership expenses. The General Partner seeks to optimize cash flow from the properties owned by Owner Partnerships. Despite these efforts, the amounts paid to the Partnership from the borrowers may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables.

  The following distributions were paid or accrued to BAC Holders of record for the first two quarters of 1996 and 1995:

                                                  1996               1995
                                           DISTRIBUTIONS TO    DISTRIBUTIONS TO
                                              BAC HOLDERS        BAC HOLDERS
                                           ------------------ ------------------
   QUARTER ENDED                             TOTAL    PER BAC   TOTAL    PER BAC
   -------------                           ---------- ------- ---------- -------
   March 31............................... $1,577,480  $0.30  $1,577,480  $0.30
   June 30................................  1,577,480   0.30   1,577,480   0.30
                                           ----------  -----  ----------  -----
                                           $3,154,960  $0.60  $3,154,960  $0.60
                                           ==========  =====  ==========  =====

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


4. DISTRIBUTIONS TO BAC HOLDERS--(CONTINUED)

  Distributions to BAC Holders for the three and six months ended June 30, 1996 and 1995 were funded as follows:

                          FOR THE THREE MONTHS ENDED    FOR THE SIX MONTHS ENDED
                                   JUNE 30,                     JUNE 30,
                          ----------------------------  --------------------------
                              1996           1995           1996          1995
                          -------------  -------------  ------------  ------------
Cash flow (1)...........  $   1,850,147  $   1,782,859  $  3,423,451  $  3,378,151
Deposits to working
 capital/interest
 reserves...............       (256,572)      (189,284)     (236,301)     (191,001)
                          -------------  -------------  ------------  ------------
    Total cash available
     for distribution...  $   1,593,575  $   1,593,575  $  3,187,150  $  3,187,150
                          =============  =============  ============  ============
Distributions to:
  General Partner
 (1.01%)................  $      16,095  $      16,095  $     32,190  $     32,190
                          =============  =============  ============  ============
  BAC Holders (98.99%)..  $   1,577,480  $   1,577,480  $  3,154,960  $  3,154,960
                          =============  =============  ============  ============

- --------
(1) Defined in the Limited Partnership Agreement as (a) all revenues received by the Partnership during such period, plus (b) any amounts which the Managing General Partner releases from the Working Capital Reserve as being no longer necessary to hold as part of the Working Capital Reserve, plus (c) any amounts released to the Partnership from the Interest Reserve Account with respect to a mortgaged property after completion of construction of such mortgaged property, less (i) operating expenses of the Partnership paid from reserves during the period, including any expenses paid to the General Partner, but not including such amounts paid from the Working Capital Reserve, (ii) all cash payments made from Revenues during such period to discharge Partnership indebtedness, and
    (iii) all amounts from revenues, if any, added to the Working Capital Reserve during such period. Cash flow as defined in the Limited Partnership Agreement is not to be construed as an alternative to operating income in accordance with GAAP as an indication of the Partnership's operating performance.

  The Partnership's working capital reserves may be available for the ongoing costs of operating the Partnership, for supplementing distributions to investors and for making working capital loans to the borrowers. As of June 30, 1996 and December 31, 1995, the working capital reserves were $4,471,445 and $4,235,144, respectively, both of which exceed the Partnership's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by the General Partner. The surplus working capital reserve balance of approximately $753,000 as of June 30, 1996 may be used to supplement distributions to BAC Holders. None of the distributions made during the three and six months ended June 30, 1996 and June 30, 1995, respectively, were funded from the surplus working capital reserves.

  Interest reserves relating to Washington Ridge were $298,750 as of June 30, 1996 and December 31, 1995. During the three and six months ended June 30, 1995, $96,090 and $19,486 were transferred to working capital reserves for the three and six months ended June 30, 1995, respectively, to fund distributions to BAC Holders from the interest reserves. No amounts were transferred to working capital reserves for the three and six months ended June 30, 1996, to fund distributions to BAC Holders.

5. INCOME TAXES

  For income tax purposes, base interest income is accrued when earned. The accrual of base interest is discontinued when at the time of accrual, ultimate collectibility of the base interest due is considered unlikely.

      CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMIITED PARTNERSHIP

                                  (UNAUDITED)


5. INCOME TAXES--(CONTINUED)

Once a loan has been placed on a non-accrual status, income is recorded only as cash payments are received from the borrower or nominee until such time as the uncertainty of collection of unpaid base interest is eliminated. Loans relating to Geary Courtyard, Valley Creek II and Woodlane Place were placed on a non-accrual status in 1993; therefore, for income tax purposes, income is recognized to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected. Contingent interest of $18,816 and $46,747 was recognized from Washington Ridge for the three and six months ended June 30, 1995, respectively. No contingent interest was received for the three or six months ended June 30, 1996.

  For federal income tax purposes, the investments in all of these mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

                          FOR THE THREE MONTHS ENDED  FOR THE SIX MONTHS ENDED
                                   JUNE 30,                   JUNE 30,
                          --------------------------- -------------------------
                              1996          1995          1996         1995
                          ------------- ------------- ------------ ------------
Financial statement net
 income.................  $   1,741,803 $   1,736,348 $  3,475,841 $  3,392,896
Adjustment for timing of
 municipal income
 recognition............        349,353       112,129      617,546      179,480
                          ------------- ------------- ------------ ------------
Municipal income, net
 for tax purposes.......  $   2,091,156 $   1,848,477 $  4,093,387 $  3,572,376
                          ============= ============= ============ ============
Municipal income per
 BAC....................  $        0.40 $        0.35 $       0.78 $       0.67
                          ============= ============= ============ ============

6. LITIGATION

  On September 22, 1995, Irving Zakin commenced a putative class action (the Zakin Action) against the Partnership, its general partner (CRITEF Associates III Limited Partnership), its Assignor Limited Partner (CRITEF III, Inc.), CRI, William B. Dockser, H. William Willoughby, CRITEF, CRITEF Associates Limited Partnership, CRITEF, Inc., and CAPREIT (collectively, the Defendants) in the court of Chancery of the State of Delaware in New Castle County (the Chancery Court) (C.A. No. 14558). The complaint alleges, among other things, that the price offered to the BAC Holders in the Mergers at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the proposed Mergers. The suit seeks to enjoin the proposed merger, to obtain damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the amount paid to the BAC Holders and consider unspecified alternatives to the proposed merger.

  On October 5, 1995, David and Johanna Wingard (the Wingard Action) commenced a second putative class action against the Defendants in the Chancery Court (C.A. No 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

  The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders.

  On January 31, 1996, the Defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the Zakin and Wingard Actions memorialized in a Memorandum of Understanding (the Memorandum), dated as of such date. In accordance with the Memorandum, the merger agreements were amended on January 31, 1996, to provide that (a) the aggregate cash consideration to be paid to the BAC Holders

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

of the Partnership and CRITEF was increased by $8.5 million from $150.0 million to $158.5 million (subject to the adjustment up or down based upon available cash), and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI for the Partnership and CRITEF was reduced to no more than $2,000,000 (subsequently reduced to $1,950,000) as compared with $4,023,000 provided for in the original merger agreement. The Defendants also agreed that they would not object to an application for attorneys' fees and reimbursement of out-of-pocket expenses of plaintiffs' counsel for up to 20% of the improved Merger consideration negotiated by them with such fees and expenses as are awarded by the Court to plaintiffs' counsel to be paid from the improved Merger consideration negotiated by them. Subsequently, the parties agreed that the maximum amount of fees and expenses for the Partnership and CRITEF, assuming the merger is consummated, shall be $1,700,000 plus an amount equal to 20% (up to a maximum of $75,000) of any Adjustment Amount at closing. These fees will reduce the cash paid to BAC Holders of the Partnership and CRITEF in connection with the proposed merger, as discussed. In the event that the proposed merger is not consummated, these fees will not be borne by the Partnership. As such, the Partnership's financial statements do not include any adjustment for these fees. Counsel for the plaintiffs and experts retained by them have reviewed voluminous documents relating to the proposed merger, and have taken depositions of representatives of the General Partner and CAPREIT and Oppenheimer and Co., Inc., the fairness opinion provider.

  On May 16, 1996, the defendants and the plaintiffs filed the Stipulation and Agreement of Settlement with the Chancery Court, and sought preliminary approval of the putative classes (the Class) and approval of a form of notice to the Class of the proposed Settlement. The Stipulation of Settlement contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the proposed merger.

  The Stipulation of Settlement also permits plaintiffs to terminate the proposed settlement if, in their opinion, a superior financial offer is presented for the Partnership. It is expected that a hearing to determine whether the settlement is fair, reasonable and in the best interest of the Class will be held in early August, 1996.

  Martin C. Schwartzberg is a former shareholder and executive officer of CRI who retired from CRI as of January 1, 1990. In connection therewith, he relinquished his general partner duties for all CRI-sponsored partnerships. In February 1996, Mr. Schwartzberg publicly stated that he would oppose the proposed merger until the Partnership made its financial statements and the financial statements of the Owner Partnerships publicly available. The financial statements of the Partnership are included in this Proxy Statement and have been filed with the SEC quarterly. The financial statements of the Owner Partnerships were filed as exhibits to Current Reports on Form 8-K, filed with the SEC by the Partnership on March 25, 1996. As discussed below, Mr. Schwartzberg has since reviewed the requested information and has determined to support the merger.

  On November 9, 1995, CRI filed a complaint seeking declaratory relief in the Circuit Court for Montgomery County, Maryland (the Montgomery Circuit Court) against Capital Management Strategies, Inc. (CMS), a company controlled by Mr. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an asset management agreement. CMS answered the complaint on January 10, 1996, but asserted no counterclaims. Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of 125 private partnerships sponsored by CRI.

  On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Montgomery County, Maryland Circuit Court, against CRI and Messrs. Dockser and Willoughby alleging, among other things, that the actions of CRI and Messrs. Dockser and Willoughby in connection with the proposed merger involve self-

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg. Neither the Partnership nor the General Partner was named as a defendant in this action, and Mr. Schwartzberg did not allege that he was a BAC Holder. Messrs. Dockser and Willoughby entered an answer denying all of Mr. Schwartzberg's claims and moved to dismiss or strike the allegations concerning the Partnership and CRIIMI MAE Inc. Messrs. Dockser and Willoughby publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

  On February 12, 1996, the Montgomery Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from using or disclosing information made confidential under the asset management agreement.

  On February 15, 1996, Mr. Schwartzberg filed suit in the New Castle County, Delaware Chancery Court (the Chancery Court) against the General Partner and CRITEF Associates Limited Partnership (CRITEF LP) (collectively, the General Partners) alleging that he had made demands upon the General Partners, in his capacity as a limited partner of the General Partner and a general and limited partner of CRITEF LP, to inspect and obtain copies of the BAC Holder lists and other documents and that his demands were rejected. On February 23, 1996, the General Partners of the Partnership and CRITEF III answered the complaint, admitting that his demands had been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. Following a hearing on March 6 and 7, 1996, on June 7, 1996, the Chancery Court denied Mr. Schwartzberg's request for relief, holding that Mr. Schwartzberg's request was for an "improper purpose" under Delaware law.

  On February 16, 1996, the Partnership and CRITEF (collectively, the Partnerships), together with the General Partners, CRI, and CAPREIT, filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York (the New York Action). The complaint alleged that Mr. Schwartzberg was engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued. On March 18, 1996, the District Court enjoined Mr. Schwartzberg from (1) making any further solicitation of BAC Holders within the meaning of Section 14(a) of the Securities Exchange Act of 1934 without complying with SEC regulations, and
(2) committing any violation of Rule 14a-9 promulgated under the Securities Exchange Act (regarding false or misleading statements) in connection with any solicitation relating to the Partnerships.

  On March 18, 1996, Mr. Schwartzberg filed a counterclaim against the General Partners alleging that three press releases issued by the General Partners and the Partnerships constituted solicitations in violation of the Securities Exchange Act and that they were false and misleading. The counter-defendants denied the allegations. On April 23, 1996, the District Court denied Mr. Schwartzberg's motion for an injunction. The District Court held that an injunction was unwarranted, given the scope and extent of Mr. Schwartzberg's prospects for succeeding on the merits, and the fact that he could show neither a sufficient threat of irreparable injury nor a balance in his favor of the hardships associated with granting or denying an injunction.

  On June 13, 1996, pursuant to a resolution of disputes with Mr.
Schwartzberg, the parties to the actions in the District Court filed with the District Court a Stipulation of Dismissal with Prejudice.

  After extensive review of the merger agreements, the Partnerships' financial statements and other materials and pursuant to the terms of the agreement between CAPREIT and Mr. Schwartzberg and CMS (the CAPREIT Agreement), Mr. Schwartzberg has advised CAPREIT, the General Partners and the Partnerships that he and his family members and entities under his control (the Schwartzberg Entities) will vote their BACs in favor of the

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


6. LITIGATION--(CONTINUED)

proposed merger and in accordance with the recommendations of the General Partners. In connection therewith, the Schwartzberg Entities have agreed to grant to CAPREIT an irrevocable proxy to vote their interests in the Partnerships.

  The Schwartzberg Entities have agreed not to attempt to (i) dispose of or acquire any interest in the Partnerships or join or participate with any group seeking to do the same, (ii) solicit proxies or participate in a solicitation in opposition to the proposed merger, in opposition to the recommendations of the General Partners with respect to the proposed merger, or to remove the General Partners or seek to have himself or his designee become a general partner of the Partnerships, (iii) make any public statements in opposition to the proposed merger, (iv) make any public statements with respect to, or offer, solicit, or submit a proposal relating to consolidation or combination with the Partnerships, or the admission of new general partners into the Partnerships.

  In addition, Mr. Schwartzberg disclosed that he has had discussions with Lenner Corp. regarding the terms of the offer and the submission of a competing bid. Lenner Corp. declined to submit a competing offer to the Partnership and has entered into a confidentiality and standstill agreement with CAPREIT regarding the proposed merger and the Partnerships.

  Provided that the Schwartzberg Entities comply with the terms of the CAPREIT Agreement, CAPREIT is obligated to cause to be paid into escrow the aggregate amount of $867,000 in four installments over a three year period. These funds will be used for the partial payment of Mr. Schwartzberg's counsel and consultants in connection with their review of the merger agreements, drafts of the preliminary proxy statement filed with the SEC on July 17, 1996, financial information of the Partnership, partnership documents, Delaware-related claims, and other documents. CRI will provide CAPREIT with $400,000 in respect of CAPREIT's obligations under the CAPREIT Agreement, counsel for the plaintiffs in the Zakin and Wingard Actions will provide $100,000 in respect of such payments and Mr. Schwartzberg will provide $33,500 of such payments. No such payments other than the first installment will be paid into escrow until the proposed merger has been consummated and each of the payments is contingent upon there having been no defaults on the part of the Schwartzberg Entities or under the third party standstill agreement.

  The Schwartzberg Entities are personally liable to CAPREIT for any breaches occasioned by them of the CAPREIT Agreement. Mr. Schwartzberg has covenanted to CAPREIT that he will maintain a net worth of at least $3.5 million through December 31, 2002. In the event that the Schwartzberg Entities are in default under the CAPREIT Agreement as a result of a violation of a third party standstill agreement, Mr. Schwartzberg shall pay CAPREIT liquidated damages in accordance with the terms of the CAPREIT Agreement.

  An agreement among Mr. Schwartzberg, CMS and CRI (the CRI Agreement), in addition to providing that Mr. Schwartzberg will not oppose the proposed merger, also provides for a resolution of all disputes between CRI and Mr. Schwartzberg. As part of the CRI Agreement, Mr. Schwartzberg and CRI have agreed not to take any actions which might interfere with each others' business. Mr. Schwartzberg has also retracted any derogatory statements that he previously made about CRI, its principals, and the proposed merger, and has promised not to make any similar statements in the future. Although the CRI Agreement provides that it is legally binding, that agreement contemplates execution of a more detailed agreement (referred to as the Definitive Agreement) and the exchange of full general releases between Mr. Schwartzberg and CRI, and Messrs. Dockser and Willoughby.

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


7. RELATED-PARTY-TRANSACTIONS

  The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership. During the three and six months ended June 30, 1996, $65,300 and $103,254, respectively and $42,584 and $96,143 for the three and six months ended June 30, 1995, respectively, were reimbursed for such costs and are included in general and administrative expense and merger-related expense in the statements of income.

  CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of full base interest on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into CRIIMI, an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by CRI, the general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are directors, officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. After June 30, 1995, the mortgage administration and servicing are being performed by CRIIMI and mortgage administration and servicing fees are payable to that entity. The merger did not result in any increase in fees or changes in the amount of fees which are currently payable.

  The following unpaid fees were due to CRI and CRIIMI from the borrowers as of June 30, 1996 and December 31, 1995:

                                                           AS OF       AS OF
                                                          JUNE 30,  DECEMBER 31,
                                                            1996        1995
                                                         ---------- ------------
CRI..................................................... $1,578,694  $1,578,694
CRIIMI..................................................    566,676     283,338
                                                         ----------  ----------
    Total............................................... $2,145,370  $1,862,032
                                                         ==========  ==========

  The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first.

  In connection with the Restated Merger Agreement entered into by the Partnership, as discussed in Note 2, unpaid fees accrued through June 30, 1995 will be purchased from CRI for the discounted amount of $667,485, which represents approximately 42% of the total accrued fees owed to CRI. In addition, unpaid fees accrued from July 1, 1995 through June 30, 1996 will be purchased by CAPREIT from CRIIMI for $566,676, which represents 100% of the accrued fees which are expected to be owed to CRIIMI for that period. From July 1, 1996, to the closing of the proposed merger, the purchase price of CRIIMI's portion will be adjusted upward at a rate of $47,223 per month.

       CAPITAL REALITY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                  (UNAUDITED)


7. RELATED-PARTY TRANSACTIONS--(CONTINUED)

  Fees paid by the borrowers to CRI/CRICO Mortgage and CRIIMI for the three and six months ended June 30, 1996 and 1995, were as follows:

                                                 FOR THE            FOR THE
                                           THREE MONTHS ENDED  SIX MONTHS ENDED
                                                JUNE 30,           JUNE 30,
                                           ------------------- -----------------
                                             1996      1995      1996     1995
                                           --------- --------- -------- --------
CRI/CRICO Mortgage........................ $     --  $  26,625 $    --  $ 49,312
CRIIMI....................................    18,750       --    37,500      --
                                           --------- --------- -------- --------
    Total................................. $  18,750 $  26,625 $ 37,500 $ 49,312
                                           ========= ========= ======== ========

  Owner Partnerships formed to take title to properties are structured as limited partnerships. The Owner Partnerships and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Glen IIA prior to March 14, 1996) and are under common control. The Owner Partnerships, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax exempt nature of the interest on the mortgage revenue bonds. No compensation or fees were paid by the Partnership to the Owner Partnerships or their principal in connection with the transfers of ownership.

  In connection with the Restated Merger Agreement, each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the closing date of the merger at the then fair market value (based on the fair market value of the property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases substantially prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

                                                                    APPENDIX A-1
























            FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                           WATERMARK PARTNERS, L.P.,

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                                      AND

               CRITEF ASSOCIATES LIMITED PARTNERSHIP, ET AL.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


            FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                           WATERMARK PARTNERS, L.P.,

                      CAPITAL REALTY INVESTORS TAX EXEMPT
                            FUND LIMITED PARTNERSHIP

                                      AND

                 CRITEF ASSOCIATES LIMITED PARTNERSHIP, ET AL.

                             ---------------------

                          DATED AS OF AUGUST 21, 1996

                             ---------------------


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
 1.  The Merger..........................................................   1
      1.1  The Merger...................................................    1
      1.2  Surviving Partnership........................................    1
      1.3  Effective Time of the Merger.................................    2
      1.4  Certificate of Limited Partnership...........................    2
      1.5  Partnership Agreement........................................    2
 2.  Conversion of Partnership Interests.................................   2
      2.1  Conversion of Partnership Interests..........................    2
      2.2  Redemption of BACs...........................................    3
      2.3  Purchase of the General Partner Interest.....................    4
           Additional Rights; Taking of Necessary Action; Further
      2.4   Action......................................................    4
      2.5  Federal Income Tax Considerations............................    4
      2.6  Deposit......................................................    4
      2.7  Disclosure Schedule..........................................    5
 3.  Representations and Warranties of the Merger Partnership............   5
      3.1  Formation and Qualification..................................    5
      3.2  Authority Relative to this Agreement.........................    5
      3.3  No Conflicts.................................................    6
      3.4  Governmental Approvals.......................................    6
      3.5  No Prior Activities..........................................    6
      3.6  Brokers......................................................    6
 4.  Representations and Warranties of the Partnership...................   6
      4.1  Formation and Qualification..................................    6
      4.2  No Subsidiaries..............................................    7
      4.3  Capitalization...............................................    7
      4.4  Authority Relative to this Agreement.........................    7
      4.5  No Conflicts.................................................    7
      4.6  Governmental Approvals.......................................    8
      4.7  Commission Filings; Financial Statements.....................    8
      4.8  No Undisclosed Liabilities...................................    8
      4.9  Absence of Certain Changes or Events.........................    8
      4.10 Litigation...................................................    9
      4.11 Taxes........................................................    9
      4.12 Assets.......................................................    9
      4.13 Transactions with Affiliates.................................    9
      4.14 Disclosure...................................................    9
      4.15 Brokers......................................................    9
      4.16 General Partner Recommendation...............................   10
      4.17 Compliance with Law..........................................   10
      4.18 Mortgage Revenue Bonds and Mortgage Revenue Documents........   10
 5.  Representations and Warranties of the Owner Partnerships............  10
      5.1  Formation and Qualification..................................   10
      5.2  No Subsidiaries..............................................   11
      5.3  Partners and Capitalization..................................   11
      5.4  Authority Relative to this Agreement.........................   11
      5.5  No Conflicts.................................................   11
      5.6  Governmental Approvals.......................................   12
      5.7  Financial Statements.........................................   12

                                                                          PAGE
                                                                          ----
      5.8  No Undisclosed Liabilities...................................   12
      5.9  Absence of Certain Changes or Events.........................   12
      5.10 Mortgaged Properties.........................................   12
      5.11 No Action....................................................   13
      5.12 Taxes........................................................   13
      5.13 Compliance with Law..........................................   13
      5.14 Disclosure...................................................   13
 6.  Conduct of Business Pending the Merger..............................  13
      6.1  Conduct of Business by the Partnership Pending the Merger....   13
           Conduct of Business by the Owner Partnerships Pending the
      6.2   Merger......................................................   15
 7.  Additional Agreements...............................................  16
      7.1  Proxy Statement; Other Filings...............................   16
      7.2  Meeting of the Limited Partners..............................   16
      7.3  Fees and Expenses............................................   17
      7.4  Further Agreements...........................................   18
      7.5  Shop Limitation..............................................   18
      7.6  Additional Financial Statements..............................   20
      7.7  Access to Information; Confidentiality.......................   20
      7.8  Public Announcements.........................................   20
      7.9  Agreement to Defend and Indemnify............................   20
      7.10 Notification of Certain Matters..............................   21
      7.11 Cooperation..................................................   21
      7.12 Acquisition..................................................   21
      7.13 Treatment of Owner Partnerships..............................   21
      7.14 Partnership Interests........................................   22
      7.15 Tax Returns..................................................   22
      7.16 Notice of Failure to Satisfy Closing Conditions..............   22
 8.  Conditions..........................................................  22
           Conditions to Obligation of Each Party to Effect the
      8.1   Transaction.................................................   22
      8.2  Additional Conditions to the Obligation of the Partnership...   23
           Additional Conditions to the Obligations of the Merger
      8.3   Partnership.................................................   23
 9.  Termination, Amendment and Waiver...................................  24
      9.1  Termination..................................................   24
      9.2  Effect of Termination........................................   25
      9.3  Amendment....................................................   25
      9.4  Waiver.......................................................   25
 10. General Provisions..................................................  26
     10.1  Notices......................................................   26
     10.2  Certain Definitions..........................................   26
     10.3  Representations and Warranties; Etc..........................   30
     10.4  Validity.....................................................   30
     10.5  Descriptive Headings.........................................   30
     10.6  Parties in Interest..........................................   30
     10.7  Incorporation of Recitals....................................   30
     10.8  Miscellaneous................................................   30

           FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

  FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of
August 21, 1996, among WATERMARK PARTNERS, L.P., a Delaware limited partnership (the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

  The Merger Partnership was formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

  The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.

  The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, as amended by Amendment No. 1 thereto on January 31, 1996, a First Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996, a Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996, and a Third Amended and Restated Agreement and Plan of Merger, dated as of July 15, 1996, and they now desire to further amend certain provisions of the Third Amended and Restated Agreement and Plan of Merger and restate it in its entirety as provided herein.

  Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

  Certain capitalized terms used herein are defined in Section 10.2 hereof.

  1. The Merger.

    1.1 The Merger. At the Effective Time, and subject to the terms and conditions of this Agreement and the Partnership Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

    1.2 Surviving Partnership. At the Effective Time, the Partnership shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges and powers of the Merger Partnership, and all property, real, personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

    1.3 Effective Time of the Merger. The Merger shall be effected as of the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

    1.4 Certificate of Limited Partnership. As a result of the Merger, the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

    1.5 Partnership Agreement. The partnership agreement attached hereto as Exhibit B shall be the agreement of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

  2. Conversion of Partnership Interests.

    2.1 Conversion of Partnership Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

      2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs held by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.00, in the case of Series I, and $14.68, in the case of Series II, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

      (b) The aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series I, shall be increased by the Series I Excess Amount (as defined below), if any, and the aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series II, shall be increased by the Series II Excess Amount, if any. In each case, the amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs of such series and the price per BAC set forth in subsection (a) above shall be increased accordingly.

      (c) The amount by which the Partnership's Available Cash (defined below) is greater than $2,606,482, in the case of Series I, shall be the "Series I Excess Amount". The amount by which the Partnership's Available Cash is greater than $3,869,290, in the case of Series II, shall be the "Series II Excess Amount"; provided, however, that regardless of the actual amount of Available Cash, the Series I Excess Amount shall not exceed $476,520, and the Series II Excess Amount shall not exceed $679,901.

      (d) For purposes of this calculation, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash. For clarification, but not for expansion, Available Cash shall also include any additions to tax and insurance escrows for all the Mortgaged Properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business and consistent with past practice.

      (e) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.

      2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as a result its admission as the substitute general partner as contemplated by
    Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

      2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

      2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

      2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the Merger Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

      2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

      2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

  2.2 Redemption of BACs.

      2.1.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to
    Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to Section
    2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

      2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

      2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate. Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

      2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

      2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.

    2.3 Purchase of the General Partner Interest. Concurrently with the Effective Time, the Partnership GP shall sell, convey and transfer to a newly-formed, wholly-owned subsidiary of CAPREIT (which shall thereupon be the substitute general partner, with the Partnership GP withdrawing as general partner), for the sum of $500,000 in cash, the 1.01% general partner interest in the Partnership held by it. The parties acknowledge that the obligation of the Partnership GP to transfer such general partner interest and the withdrawal and substitution of the general partner pursuant to this Section 2.3 are subject to the closing of the Merger, and shall not be effective if the Merger shall not occur.

    2.4 Additional Rights; Taking of Necessary Action; Further Action.

      2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

      2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

    2.5 Federal Income Tax Considerations. (a) Notwithstanding any provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section
  2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

    (b) For state law purposes, the transaction contemplated by this Agreement shall be treated as a merger.

    2.6 Deposit. (a) On the business day immediately prior to the Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

    (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

    (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to
  Section 9.1 (other than Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date of termination of this Agreement.

    (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

    (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or
  (d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section 7.3.2 below.

    2.7 Disclosure Schedule. The parties acknowledge that this Agreement has been executed prior to delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

  3. Representations and Warranties of the Merger Partnership. Subject to
Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

    3.1 Formation and Qualification. The Merger Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

    3.2 Authority Relative to this Agreement. The Merger Partnership has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

    3.3 No Conflicts. Neither the execution and delivery of this Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the MP Agreement or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and
  (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

    3.4 Governmental Approvals. Other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

    3.5 No Prior Activities. The Merger Partnership has not incurred, directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

    3.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

  4. Representations and Warranties of the Partnership. All information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agreement, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

  Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

    4.1 Formation and Qualification. Each of the Partnership and the Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the Certificate of Limited Partnership of the

  Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

    4.2 No Subsidiaries. The Partnership has no Subsidiaries and no equity or similar interest, whether voting or non-voting, in any Person.

    4.3 Capitalization. As of the date hereof, the outstanding partner interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 12,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor Limited Partner, of which (x) 2,280,000 are outstanding, in the case of Series I, and (y) 3,238,760 are outstanding, in the case of Series II. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell (a) any additional partnership interests of the Partnership or (b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the purchase price therefor has been paid in full.

    4.4 Authority Relative to this Agreement. Each of the Partnership and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

    4.5 No Conflicts. Except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

    4.6 Governmental Approvals. Except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

    4.7 Commission Filings; Financial Statements. The Partnership has heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses (i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

    4.8 No Undisclosed Liabilities. At the Balance Sheet Date, the Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

    4.9 Absence of Certain Changes or Events. Except as and to the extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration; (f) any action taken by the Partnership of the type referred to in Section
  6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other partnership interests; (j) any acquisition of assets by the Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

    4.10 Litigation. There is no action or proceeding or investigation pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

    4.11 Taxes. To the Partnership's Knowledge, except as set forth on the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds, including the interest receivable, is $130,450,406 as of December 31, 1994.

    4.12 Assets. The Partnership has no assets other than the Mortgage Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, cash on hand (including operating cash and marketable securities) in the amount of $5,827,513 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

    4.13 Transactions with Affiliates. Except as described in the Disclosure Schedule or the SEC Filings, the Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

    4.14 Disclosure. To the Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

    4.15 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

    4.16 General Partner Recommendation. The Partnership GP has approved and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation shall be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

    4.17 Compliance with Law. The Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this Section 4.17, the existence of any statute, law, treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

    4.18 Mortgage Revenue Bonds and Mortgage Revenue Documents.

      4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

      4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

      4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

  5. Representations and Warranties of the Owner Partnerships. Subject to
Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

    5.1 Formation and Qualification. Such Owner Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the

  Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

    5.2 No Subsidiaries. Such Owner Partnership does not have any Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

    5.3 Partners and Capitalization. Set forth on the Disclosure Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partnership interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

    5.4 Authority Relative to this Agreement. Such Owner Partnership has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

    5.5 No Conflicts. With respect only to the Designated Owner Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

    5.6 Governmental Approvals. With respect only to the Designated Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

    5.7 Financial Statements. With respect only to the Designated Owner Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

    5.8 No Undisclosed Liabilities. With respect only to the Designated Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in
  Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

    5.9 Absence of Certain Changes or Events. With respect only to the Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition; (b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof; (g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

  5.10 Mortgaged Properties.

      5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

      5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

    5.11 No Action. With respect only to the Designated Owner Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

    5.12 Taxes. Except as may otherwise be set forth on the Disclosure Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

    5.13 Compliance with Law. With respect only to the Designated Owner Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of any statute, law, treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

    5.14 Disclosure. With respect only to the Designated Owner Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

  6. Conduct of Business Pending the Merger.

    6.1 Conduct of Business by the Partnership Pending the Merger. The Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

      6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

      6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by
    it); (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership;
    (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however, that, subject to Sections 501, 502, 504, 503, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.09417 per BAC for Series I, and $.09667 for Series II, in calendar year 1996, and pay, on a semi-annual basis, such accrued amount to the BAC holders; (vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

      6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person;
    (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

      6.1.4 The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

      6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in
    Section 4 hereof untrue or incorrect in any material respect.

    6.2 Conduct of Business by the Owner Partnerships Pending the Merger. Each of the Owner Partnerships covenants and agrees, for itself only, that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

      6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

      6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or (vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

      6.2.3 Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

      6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner Partnership, it shall promptly notify the Merger

    Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

      6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this
    Section 6.2 or any action which would make any representation or warranty in Section 5 hereof untrue or incorrect in any material respect.

  7. Additional Agreements.

    7.1 Proxy Statement; Other Filings. As promptly as practicable after the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership, CAPREIT and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership, the Merger Partnership and CAPREIT each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

    7.2 Meeting of the Limited Partners. The Partnership shall take all action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, the sale of Partnership GP's general partner interest pursuant to Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to
  Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

  7.3 Fees and Expenses.

      7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

        (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a willful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

        (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the Exchange
      Act) (collectively, the "Designated Persons") relating to a (x) tender offer or exchange offer for any class of outstanding BACs at a per BAC price in excess of the Merger Consideration for Series I or Series II, as applicable or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of any class of outstanding BACs, (B) the Partnership or the Partnership GP shall file with the Commission a
      Schedule 14D-9 or similar document, or make any public announcement or communication, (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

        (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or holders of any class of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration applicable to such class. then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million in cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

      7.3.2 (a) If the Transaction is terminated or abandoned due to (w) a willful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or
    5), (x) the failure to fulfill the conditions specified in Section
    8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the Transaction and the Proxy Statement, provided, that if and only if a payment is due under this Section 7.3.2(a) and the closing under the Other Merger Agreement shall have occurred, then the amount payable under this
    Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of
    (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this Section 7.3.2(a) shall not exceed $2.6 million.

      (b) Unless the Transaction is terminated or abandoned due to (w) a willful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1, 8.3.3 (solely as it relates to Section 8.3.1), or
    8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

        The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and (C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

      (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the review by the Merger Partnership in its reasonable judgment, and shall not pay or incur expenses except as consistent with past practice in terms of the method of allocation.

      (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation. CAPREIT or its representative shall have the right to review and audit all third party payments made by the Partnership, including, without limitation, the fees and expenses of legal counsel and accountants, and the Partnership shall provide CAPREIT with any documentation that CAPREIT or its representative shall reasonably request in connection with such review and audit.

      (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

    7.4 Further Agreements.

      7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

      7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

    7.5 Shop Limitation.

      7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

      7.5.2 If the Partnership GP is required because of its fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section
    7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

    7.6 Additional Financial Statements. (a) As soon as reasonably practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

    (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

    7.7 Access to Information; Confidentiality.

      7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

      7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

      7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

    7.8 Public Announcements. No press release or announcement concerning this Agreement or the Transaction shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such obligation to use all commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

    7.9 Agreement to Defend and Indemnify. For a period of 3 years and 6 months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited

  Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this
  Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in the Partnership Agreement.

    7.10 Notification of Certain Matters. Each of the Partnership and the Owner Partnerships shall give prompt notice to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (ii) any material failure of the Partnership, any Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such notifications shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

    7.11 Cooperation. Each of the Partnership and the Partnership GP shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

    7.12 Acquisition. (a) On the Closing Date, C.R.I., Inc. ("CRI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $511,680, in the case of Series I, and, $770,835, in the case of Series II, in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

    (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $265,968, in the case of Series I, and $391,296, in the case of Series II, in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30, 1996, then the Accrued Fee Amount shall be increased at the rate of $22,164 per month for Series I, and $32,608 per month for Series II, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

    7.13 Treatment of Owner Partnerships. At the sole discretion of CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

      (a) On the Closing Date, each of the partners of the Owner
    Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

      (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the other partners; or

      (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

    7.14 Partnership Interests. On the Closing Date and concurrently with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by CAPREIT and the Partnership; provided that such issuance of a limited partnership interest shall not be effective unless the Merger is consummated.

    7.15 Tax Returns. (a) Neither the Merger Partnership nor CAPREIT shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

    (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

    7.16 Notice of Failure to Satisfy Closing Conditions.

      (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

      (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections
    8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

  8. Conditions.

    8.1 Conditions to Obligation of Each Party to Effect the Transaction. The respective obligations of each party to effect the Transaction shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

      8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

      8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

      8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

      8.1.4 A court of competent jurisdiction shall have approved of the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard
    v. Dockser, et. al. (the "Suits") filed in connection with the transactions contemplated hereunder, substantially as such settlement is set forth in the Stipulation of Settlement, dated as of May 13, 1996, as amended by an Amendment thereto dated August 13, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed to by the parties, and such approval shall be final and non-appealable.

    8.2 Additional Conditions to the Obligation of the Partnership. The obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

      8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

      8.2.2 The representations and warranties of the Merger Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and
    8.2.2 have been fulfilled.

      8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

    8.3 Additional Conditions to the Obligations of the Merger
  Partnership. The obligation of the Merger Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

      8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

      8.3.2 [Intentionally Omitted.]

      8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the condition specified in Section 8.3.1 has been fulfilled.

      8.3.4 The Merger Partnership shall have received evidence, in form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and
    (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

      8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

      8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn substantially to the effect set forth in Exhibit G.

      8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

      8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material change in its Condition or its ability to perform its obligation under this Agreement. For purposes of this Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

      8.3.9 Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to a newly-formed, wholly-owned subsidiary of CAPREIT.

      8.3.10 The closing of the merger under the Other Merger Agreement shall be occurring concurrently with the Merger.

      8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided, that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

      8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in
    Section 7.13.

      8.3.13 The amount of Available Cash shall not be less than, (i) from the date hereof through September 30, 1996, $2,448,830, in the case of Series I, and $3,634,800, in the case of Series II,(ii) from October 1, 1996 through October 31, 1996, $2,375,260, in the case of Series I, and $3,525,600, in the case of Series II, (iii) from November 1, 1996 through November 30, 1996, $2,354,240, in the case of Series I, and $3,494,400, in the case of Series II and (iv) December 1, 1996 through December 31, 1996, $2,333,220, in the case of Series I and $3,463,200, in the case ofSeries II.

  9. Termination, Amendment and Waiver.

    9.1 Termination. This Agreement may be terminated and the Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

      9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

      9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

      9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

      9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

      9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or
    (iii) taken any public position inconsistent with such recommendation;

      9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

      9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

      9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

      9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise
    (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

      9.1.10 By the Merger Partnership, if, prior to the Effective Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and
    (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

      9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

    9.2 Effect of Termination. In the event of the termination of this Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the willful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

    9.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after the BAC Holder Approval of the Transaction has been obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

    9.4 Waiver. At any time prior to the Effective Time, whether before or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

  10. General Provisions.

    10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a)  if to the Merger Partnership or CAPREIT:

         Watermark Partners, L.P.
         c/o Capital Apartment Properties, Inc.
         11200 Rockville Pike
         Rockville, Maryland 20852
         Attention: Richard Kadish, President
         Facsimile: (301) 231-0391

         with copies to:

         Apollo Real Estate Advisors, L.P.
         1301 Avenue of the Americas
         38th Floor
         New York, New York, 10019
         Attention: Richard Mack
         Facsimile: (212) 261-4060

         and

         Schulte Roth & Zabel
         900 Third Avenue
         New York, New York 10022
         Attention: Burton Lehman, Esq.
         Facsimile: (212) 593-5955

    (b)  if to the Partnership, the Partnership GP or any Owner
         Partnership:

         c/o C.R.I., Inc.
         11200 Rockville Pike
         Rockville, Maryland 20852
         Attention:   William B. Dockser, Chairman,
                and H. William Willoughby, President
         Facsimile: (301) 231-0396

         with a copy to:

         Melissa Lackey, General Counsel
         Facsimile: (301) 468-3150

         and

         Arent Fox Kintner Plotkin & Kahn
         1050 Connecticut Avenue, N.W.
         Washington, D.C. 20036-5339
         Attention: Robert B. Hirsch, Esq.
         Facsimile: (202) 857-6395

    10.2 Certain Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

  "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the Partnership:
CRITEF Associates Limited Partnership, C.R.I., Inc. and CRITEF, Inc. and (ii) the following Persons shall be deemed Affiliates of the Merger Partnership:
CAPREIT and CAPREIT Residential Corporation.

  "Assignor Limited Partner" means CRITEF, Inc., a Delaware corporation and the sole limited partner of the Partnership.

  "BAC Holder Approval" means the approval of the limited partners of the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

  "Bond Refinancing" means the transaction pursuant to which the Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

  "Business Combination" means any acquisition or purchase of assets of, or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

  "Closing Date" means the date upon which the Merger occurs.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

  "Commission" means the Securities and Exchange Commission or any successor agency.

  "Commitment Letter" means one or more commitment letters or loan, securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

  "Condition" means, with respect to any Person, the business, assets, properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

  "Designated Owner Partnership" means CRICO of Fountain Place Limited Partnership.

  "Disclosure Schedule" means the Disclosure Schedule setting forth certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

  "Environmental Laws" includes the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

  "Environmental Reports" means all environmental site assessments, remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Financing" means the debt financing of the Merger and the other transactions contemplated hereby.

  "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

  "Individual Affiliate" means any Person who is now, or at any time since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

  "Knowledge" means (i) with respect to the Partnership, the knowledge of (a) the Partnership GP, (b) the general partners of the Partnership GP and (c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

  "Lien" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

  "Mailing Date" means the first day on which the Proxy Statement is mailed to the holders of BACs pursuant to Section 7.1 above.

  "Mortgaged Property" means the land and the buildings thereon and other assets securing the payment of the Mortgage Revenue Bonds.

  "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the Partnership, as described on the Disclosure Schedule.

  "Mortgage Revenue Documents" means all notes, loan agreements, indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

  "Order" means any judgment, ruling, order, writ, injunction, decree, determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

  "Other Merger Agreement" means the Agreement and Plan of Merger, dated as of the date hereof, among Watermark III Partners, L.P., Capital Realty Investors Tax Exempt Fund III Limited Partnership and CRITEF III Associates Limited Partnership.

  "Owner Partnerships" means the Designated Owner Partnership, Ethans, CRICO of Royal Oaks Limited Partnership, CRICO of Trailway Pond I Limited Partnership, CRICO of Valley Creek I Limited Partnership, CRICO of White Bear Woods I Limited Partnership, CRICO of James Street Crossing Limited Partnership, and CRICO of Trailway Pond II Limited Partnership.

  "Permitted Statutory Liens" means statutory Liens of landlords, carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

  "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

  "Requirements of Law" means (i) the certificate of limited partnership of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Subsidiary" means, with respect to any Person, any corporation at least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.

  "Termination Date" means December 31, 1996.

  "Transaction" means (i) the sale of the Partnership GP's general partnership interest pursuant to Section 2.3, (ii) the issuance of a limited partnership interest in the Partnership pursuant to Section 7.14, (iii) the Merger, (iv) the actions with respect to the Owner Partnerships pursuant to Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

  The following terms are defined in the corresponding Sections listed below:

       TERM                                                            SECTION
       ----                                                            --------
       Accrued Fee Amount............................................. 7.12
       Alternative Proposal........................................... 7.5.2
       Available cash................................................. 2.2.1(f)
       BAC............................................................ 2.2.1
       Balance Sheet.................................................. 4.7
       Balance Sheet Date............................................. 4.7
       CAPREIT........................................................ Recitals
       Certificate of Merger.......................................... 1.3
       Commitment Date................................................ 8.2.5
       CRI............................................................ 7.12(a)
       CRIIMI......................................................... 7.12
       Deposit........................................................ 2.6(a)
       Designated Actions............................................. 7.4.1
       Designated Persons............................................. 7.3.1(ii)
       Effective Time................................................. 1.3
       Ethans......................................................... 5.3
       Fairness Opinion............................................... 8.2.4
       Fiduciary Out Termination...................................... 7.5.2
       Housing Acquisition Department Files........................... 4.18.1
       Interim Financial Statements................................... 4.7
       Liabilities.................................................... 4.8
       Meeting........................................................ 7.2
       Merger......................................................... Recitals
       Merger Consideration........................................... 2.2.1
       Merger Partnership GP.......................................... Recitals
       Merger Partnership LP.......................................... Recitals
       MP Agreement................................................... 3.1

       TERM                                                            SECTION
       ----                                                            --------
       MP Certificate................................................. 3.1
       Other Filings.................................................. 7.1
       Partnership Act................................................ Recitals
       Partnership Agreement.......................................... 4.1
       Partnership Certificate........................................ 1.4
       Partnership Financial Statements............................... 4.7
       Partnership GP................................................. Recitals
       Partnership GP Agreement....................................... 4.1
       Partnership GP Certificate..................................... 4.1
       Proxy Statement................................................ 7.1
       Redemption Agent............................................... 2.3.1
       Redemption Fund................................................ 2.3.2
       SEC Filings.................................................... 4.7
       Series I Excess Amount......................................... 2.2.1(d)
       Series II Excess Amount........................................ 2.2.1(d)
       Suits.......................................................... 8.14
       Surviving Partnership.......................................... 1.1
       Triggering Events.............................................. 7.3.1(ii)

    10.3 Representations and Warranties; Etc. (a) The respective representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

    (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5.

    10.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

    10.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in
  Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

    10.7 Incorporation of Recitals. The recitals hereto are incorporated into this Agreement as if fully restated herein.

    10.8 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
  (ii) may not be assigned, except that the Merger Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          Watermark Partners, L.P.

                                     By: Capital Apartment Properties, Inc.,
                                      its general partner

                                                  /s/  Richard L. Kadish
                                          By___________________________________
                                            Name: Richard L. Kadish
                                            Title: President


                                          Capital Realty Investors Tax Exempt
                                           Fund Limited Partnership

                                          By: CRITEF Associates Limited
                                           Partnership, its general partner

                                                 /s/ H. William Willoughby
                                          By___________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          Critef Associates Limited
                                           Partnership

                                          By: C.R.I., Inc., its general
                                           partner

                                                 /s/ H. William Willoughby
                                          By___________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          William B. Dockser

                                                  /s/ William B. Dockser
                                          By___________________________________

                                          H. William Willoughby

                                                 /s/ H. William Willoughby
                                          By___________________________________

                                          Capital Apartment Properties, Inc.

                                                   /s/ Richard L. Kadish
                                          By: _________________________________
                                              Name: Richard L. Kadish
                                              Title: President

                                          Crico of Foundation Place Limited
                                           Partnership

                                          By: CRICO of Fountain Place, Inc.,
                                           its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of Royal Oaks Limited
                                           Partnership
                                          By: CRICO of Royal Oaks, Inc., its
                                           general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of Trailway Pond I Limited
                                           Partnership

                                          By: CRICO of Trailway Pond I, Inc.,
                                           its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of Valley Creek I Limited
                                           Partnership

                                          By: CRICO of Valley Creek I, Inc.,
                                           its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of White Bear Woods I Limited
                                           Partnership

                                          By: CRICO of White Bear Woods I,
                                           Inc., its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of Ethan's I Limited
                                           Partnership

                                          By: CRICO of Ethan's I, Inc., its
                                           general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of James Street Crossing
                                           Limited Partnership

                                          By: CRICO of James Steet, Inc., its
                                           general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                          Crico of Trailway Pond II Limited
                                           Partnership

                                          By: CRICO of Trailway Pond II, Inc.,
                                           its general partner

                                               /s/ H. William Willoughby
                                          By: _________________________________
                                              Name: H. William Willoughby
                                              Title: President

                                                                    APPENDIX A-2


            FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                       WATERMARK III PARTNERS, L.P.,

                 CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                            LIMITED PARTNERSHIP

                                    AND

             CRITEF III ASSOCIATES LIMITED PARTNERSHIP, ET AL.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


            FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                         WATERMARK III PARTNERS, L.P.,

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                            III LIMITED PARTNERSHIP

                                      AND

               CRITEF III ASSOCIATES LIMITED PARTNERSHIP, ET AL.

                             ---------------------

                          DATED AS OF AUGUST 21, 1996

                             ---------------------


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
  1. The Merger..........................................................   1
      1.1  The Merger...................................................    1
      1.2  Surviving Partnership........................................    1
      1.3  Effective Time of the Merger.................................    1
      1.4  Certificate of Limited Partnership...........................    2
      1.5  Partnership Agreement........................................    2
  2. Conversion of Partnership Interests.................................   2
      2.1  Conversion of Partnership Interests..........................    2
      2.2  Redemption of BACs...........................................    3
      2.3  Purchase of the General Partner Interest.....................    4
           Additional Rights; Taking of Necessary Action; Further
      2.4   Action......................................................    4
      2.5  Federal Income Tax Considerations............................    4
      2.6  Deposit......................................................    4
      2.7  Disclosure Schedule..........................................    5
  3. Representations and Warranties of the Merger Partnership............   5
      3.1  Formation and Qualification..................................    5
      3.2  Authority Relative to this Agreement.........................    5
      3.3  No Conflicts.................................................    5
      3.4  Governmental Approvals.......................................    6
      3.5  No Prior Activities..........................................    6
      3.6  Brokers......................................................    6
  4. Representations and Warranties of the Partnership...................   6
      4.1  Formation and Qualification..................................    6
      4.2  No Subsidiaries..............................................    7
      4.3  Capitalization...............................................    7
      4.4  Authority Relative to this Agreement.........................    7
      4.5  No Conflicts.................................................    7
      4.6  Governmental Approvals.......................................    7
      4.7  Commission Filings; Financial Statements.....................    8
      4.8  No Undisclosed Liabilities...................................    8
      4.9  Absence of Certain Changes or Events.........................    8
      4.10 Litigation...................................................    9
      4.11 Taxes........................................................    9
      4.12 Assets.......................................................    9
      4.13 Transactions with Affiliates.................................    9
      4.14 Disclosure...................................................    9
      4.15 Brokers......................................................    9
      4.16 General Partner Recommendation...............................    9
      4.17 Compliance with Law..........................................   10
      4.18 Mortgage Revenue Bonds and Mortgage Revenue Documents........   10
  5. Representations and Warranties of the Owner Partnerships............  10
      5.1  Formation and Qualification..................................   10
      5.2  No Subsidiaries..............................................   11
      5.3  Partners and Capitalization..................................   11
      5.4  Authority Relative to this Agreement.........................   11
      5.5  No Conflicts.................................................   11
      5.6  Governmental Approvals.......................................   11
      5.7  Financial Statements.........................................   12

                                                                          PAGE
                                                                          ----
      5.8  No Undisclosed Liabilities...................................   12
      5.9  Absence of Certain Changes or Events.........................   12
      5.10 Mortgaged Properties.........................................   12
      5.11 No Action....................................................   13
      5.12 Taxes........................................................   13
      5.13 Compliance with Law..........................................   13
      5.14 Disclosure...................................................   13
  6. Conduct of Business Pending the Merger..............................  13
      6.1  Conduct of Business by the Partnership Pending the Merger....   13
           Conduct of Business by the Owner Partnerships Pending the
      6.2   Merger......................................................   14
  7. Additional Agreements...............................................  16
      7.1  Proxy Statement; Other Filings...............................   16
      7.2  Meeting of the Limited Partners..............................   16
      7.3  Fees and Expenses............................................   17
      7.4  Further Agreements...........................................   18
      7.5  Shop Limitation..............................................   19
      7.6  Additional Financial Statements..............................   19
      7.7  Access to Information; Confidentiality.......................   20
      7.8  Public Announcements.........................................   20
      7.9  Agreement to Defend and Indemnify............................   20
      7.10 Notification of Certain Matters..............................   20
      7.11 Cooperation..................................................   21
      7.12 Acquisition..................................................   21
      7.13 Treatment of Owner Partnerships..............................   21
      7.14 Partnership Interests........................................   22
      7.15 Tax Returns..................................................   22
      7.16 Notice of Failure to Satisfy Closing Conditions..............   22
  8. Conditions..........................................................  22
           Conditions to Obligation of Each Party to Effect the
      8.1   Transaction.................................................   22
      8.2  Additional Conditions to the Obligation of the Partnership...   23
           Additional Conditions to the Obligations of the Merger
      8.3   Partnership.................................................   23
  9. Termination, Amendment and Waiver...................................  24
      9.1  Termination..................................................   24
      9.2  Effect of Termination........................................   25
      9.3  Amendment....................................................   25
      9.4  Waiver.......................................................   25
 10. General Provisions..................................................  25
     10.1  Notices......................................................   25
     10.2  Certain Definitions..........................................   26
     10.3  Representations and Warranties; Etc. ........................   30
     10.4  Validity.....................................................   30
     10.5  Descriptive Headings.........................................   30
     10.6  Parties in Interest..........................................   30
     10.7  Incorporation of Recitals....................................   30
     10.8  Miscellaneous................................................   30

           FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

  FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of August 21, 1996, among WATERMARK III PARTNERS, L.P., a Delaware limited partnership (the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF III ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

  The Merger Partnership was formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

  The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.

  The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, as amended by Amendment No. 1 thereto on January 31, 1996, a First Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996, a Second Amended and Restated Agreement and Plan of Merger, dated as of May 18, 1996, and a Third Amended and Restated Agreement and Plan of Merger, dated as of July 15, 1996, and they now desire to further amend certain provisions of the Third Amended and Restated Agreement and Plan of Merger and restate it in its entirety as provided herein.

  Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

  Certain capitalized terms used herein are defined in Section 10.2 hereof.

  1. The Merger

    1.1 The Merger. At the Effective Time, and subject to the terms and conditions of this Agreement and the Partnership Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

    1.2 Surviving Partnership. At the Effective Time, the Partnership shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges, and powers of the Merger Partnership, and all property, real personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

    1.3 Effective Time of the Merger. The Merger shall be effected as of the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

    1.4 Certificate of Limited Partnership. As a result of the Merger, the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

    1.5 Partnership Agreement hereto as Exhibit B shall be the agreement of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

  2. Conversion of Partnership Interests.

    2.1 Conversion of Partnership Interests. At the Effective Time, by virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

      2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs owned by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.32, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

      (b) The aggregate amount of Merger Consideration payable with respect to the BACs shall be increased by the Excess Amount (as defined below), if any. The amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs and the price per BAC set forth in subsection (a) above shall be increased accordingly.

      (c) The amount by which the Partnership's Available Cash (defined below) is greater than $5,924,228 shall be the "Excess Amount"; provided, however, that regardless of the actual amount of Available Cash, the Excess Amount shall not exceed $1,098,978.

      (d) For purposes of this calculation, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash. For clarification, but not for expansion, Available Cash shall also include any additions to tax and insurance escrows for all the Mortgaged Properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case in the ordinary course of business and consistent with past practice.

      (e) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.

      2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as the result of its admission as the substitute general partner as contemplated by
    Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

      2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

      2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

      2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the Merger Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

      2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

      2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

    2.2 Redemption of BACs

      2.2.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to
    Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to Section
    2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

      2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

      2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate. Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

      2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

      2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.

    2.3 Purchase of the General Partner Interest. Concurrently with the Effective Time, the Partnership GP shall sell, convey and transfer to a newly-formed, wholly-owned subsidiary of CAPREIT (which shall thereupon be the substitute general partner, with the Partnership GP withdrawing as general partner), for the sum of $500,000 in cash, the 1.01% general partner interest in the Partnership held by it. The parties acknowledge that the obligation of the Partnership GP to transfer such general partner interest and the withdrawal and substitution of the general partner pursuant to this Section 2.3 are subject to the closing of the Merger, and shall not be effective if the Merger shall not occur.

    2.4 Additional Rights; Taking of Necessary Action; Further Action.

      2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

      2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

    2.5 Federal Income Tax Considerations. Notwithstanding any provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section 2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

    (b) For state law purposes, the transactions contemplated by this Agreement shall be treated as a merger.

    2.6 Deposit. (a) On the business day immediately prior to the Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

    (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

    (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to
  Section 9.1 (other than Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall of this Agreement.

    (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the

  Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

    (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or
  (d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section 7.3.2 below.

    2.7 Disclosure Schedule. Agreement has been executed prior to delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

  3. Representations and Warranties of the Merger Partnership. Subject to
Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

    3.1 Formation and Qualification. The Merger Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

    3.2 Authority Relative to this Agreement. The Merger Partnership has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

    3.3 No Conflicts. Neither the execution and delivery of this Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the

  MP Agreement or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or (ii) subject to compliance with the statutes and regulations referred to inSection 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

    3.4 Governmental Approvals. Other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

    3.5 No Prior Activities. The Merger Partnership has not incurred, directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

    3.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

  4. Representations and Warranties of the Partnership. All information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agreement, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

  Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

    4.1 Formation and Qualification. Each of the Partnership and the Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the Certificate of Limited Partnership of the Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

    4.2 No Subsidiaries. The Partnership has no Subsidiaries and no equity or similar interest, whether voting or non-voting, in any Person.

    4.3 Capitalization. As of the date hereof, the outstanding partner interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 10,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor Limited Partner, of which 5,258,268 are outstanding. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell(a) any additional partnership interests of the Partnership or (b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the purchase price therefor has been paid in full.

    4.4 Authority Relative to this Agreement. Each of the Partnership and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

    4.5 No Conflicts. Except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

    4.6 Governmental Approvals. Except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

    4.7 Commission Filings; Financial Statements. The Partnership has heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses (i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

    4.8 No Undisclosed Liabilities. At the Balance Sheet Date, the Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

    4.9 Absence of Certain Changes or Events. Except as and to the extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles;(d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration ; (f) any action taken by the Partnership of the type referred to in Section
  6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other partnership interests; (j) any acquisition of assets by the

  Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

    4.10 Litigation. There is no action or proceeding or investigation pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

    4.11 Taxes. To the Partnership's Knowledge, except as set forth on the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds and the working capital loans, including the interest receivable, is $112,625,954 as of December 31, 1994.

    4.12 Assets. The Partnership has no assets other than the Mortgage Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, working capital loans (not including accrued interest) made to Owner Partnerships in the aggregate outstanding amount of $3,409,604 as of June 30, 1995 cash on hand (including operating cash and marketable securities) in the amount of $5,622,136 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

    4.13 Transactions with Affiliates. Schedule or the SEC Filings, the Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

    4.14 Disclosure. To the Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

    4.15 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

    4.16 General Partner Recommendation. The Partnership GP has approved and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation shall be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

    4.17 Compliance with Law business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this Section 4.17, the existence of any statute, law, treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

    4.18 Mortgage Revenue Bonds and Mortgage Revenue Documents

      4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

      4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

      4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

  5. Representations and Warranties of the Owner Partnerships. Subject to
Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

    5.1 Formation and Qualification. Such Owner Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

    5.2 No Subsidiaries. Such Owner Partnership does not have any Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

    5.3 Partners and Capitalization. Set forth on the Disclosure Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partner interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

    5.4 Authority Relative to this Agreement. Such Owner Partnership has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

    5.5 No Conflicts. With respect only to the Designated Owner Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

    5.6 Governmental Approvals. With respect only to the Designated Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

    5.7 Financial Statements. With respect only to the Designated Owner Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

    5.8 No Undisclosed Liabilities. With respect only to the Designated Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in
  Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

    5.9 Absence of Certain Changes or Events. With respect only to the Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition; (b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof; (g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

    5.10 Mortgaged Properties.

      5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

      5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

    5.11 No Action. With respect only to the Designated Owner Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

    5.12 Taxes. Except as may otherwise be set forth on the Disclosure Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

    5.13 Compliance with Law. With respect only to the Designated Owner Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of any statute, law, treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

    5.14 Disclosure. With respect only to the Designated Owner Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

  6. Conduct of Business Pending the Merger

    6.1 Conduct of Business by the Partnership Pending the Merger. The Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

      6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

      6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by it);
    (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership; (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however, that, subject to Sections 501, 502, 503, 504, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.10 per BAC, in calendar year 1996, and pay, on a quarterly basis, such accrued amount to the holders of BACs; (vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

      6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person;
    (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

      6.1.4. The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

      6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in
    Section 4 hereof untrue or incorrect in any material respect.

    6.2 Conduct of Business by the Owner Partnerships Pending the
  Merger. Each of the Owner Partnerships covenants and agrees, for itself only, that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

      6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

      6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or (vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

      6.2.3. Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

      6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner Partnership, it shall promptly notify the Merger Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

      6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this
    Section 6.2 or any action which would make any representation or warranty in Section 5 hereof untrue or incorrect in any material respect.

  7. Additional Agreements.

    7.1 Proxy Statement; Other Filings. As promptly as practicable after the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership, CAPREIT, and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership, the Merger Partnership and CAPREIT each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

    7.2 Meeting of the Limited Partners. The Partnership shall take all action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, sale of Partnership GP's general partner interest pursuant to Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in
  Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

    7.3 Fees and Expenses.

      7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

        (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a willful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

        (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the Exchange
      Act) (collectively, the "Designated Persons") relating to a (x) tender offer or exchange offer for any outstanding BACs at a per BAC price in excess of the Merger Consideration or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of the outstanding BACs,
      (B) the Partnership or the Partnership GP shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication, (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of the outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

        (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or any holders of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration.

    then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

      7.3.2 (a) If the Transaction is terminated or abandoned due to (w) a willful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or
    5), (x) the failure to fulfill the conditions specified in Section
    8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the Transaction and the Proxy Statement, provided, that if and only if a payment is due under this Section 7.3.2(a) and the closing under the Other Merger Agreement shall have occurred, then the amount payable under this Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this Section 7.3.2(a) shall not exceed $2.6 million.

      (b) Unless the Transaction is terminated or abandoned due to (w) a willful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1, 8.3.3 (solely as it relates to Section 8.3.1), or
    8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

      The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and (C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

      (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the review by the Merger Partnership in its reasonable judgment, and shall not pay or incur expenses except as consistent with past practice in terms of the method of allocation.

      (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation. CAPREIT and its representatives shall have the right to review and audit all third party payments made by the Partnership, including, without limitation, the fees and expenses of legal counsel and accountants, and the Partnership shall provide CAPREIT with any documentation that CAPREIT or its representatives shall reasonably request in connection with such review and audit.

      (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

    7.4 Further Agreements

      7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

      7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

    7.5 Shop Limitation.

      7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

      7.5.2 If the Partnership GP is required because of its fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section
    7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

    7.6 Additional Financial Statements. (a) As soon as reasonably practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

    (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

    7.7 Access to Information; Confidentiality

      7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

      7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

      7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

    7.8 Public Announcements concerning this Agreement or the Transaction shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such obligation to use all commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

    7.9 Agreement to Defend and Indemnify. For a period of 3 years and 6 months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in Section 5.08 of the Partnership Agreement.

    7.10 Notification of Certain Matters. Each of the Partnership and the Owner Partnerships shall give prompt notice to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (ii) any material failure of the Partnership, any

  Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such notifications shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

    7.11 Cooperation. Each of the Partnership and the Partnership GP shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

    7.12 Acquisition. (a) On the Closing Date, C.R.I., Inc. ("CRI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $667,485 in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

    (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $566,676 in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30, 1996, then the Accrued Fee Amount shall be increased at the rate of $47,223 per month, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

    7.13 Treatment of Owner Partnerships. At the sole discretion of CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

      (a) On the Closing Date, each of the partners of the Owner
    Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

      (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the partners; or

      (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

    7.14 Partnership Interests. On the Closing Date and concurrently with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by CAPREIT and the Partnership; provided that such issuance of a limited partnership interest shall not be effective unless the Merger is consummated.

    7.15 Tax Returns. (a) Neither the Merger Partnership nor CAPREIT shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

    (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

    7.16 Notice of Failure to Satisfy Closing Conditions.

      (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

      (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections
    8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

  8. Conditions.

    8.1 Conditions to Obligation of Each Party to Effect the Transaction. The respective obligations of each party to effect the Transaction shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

      8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

      8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

      8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

      8.1.4 A court of competent jurisdiction shall have approved of the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard
    v. Dockser, et. al. (the "Suits") filed in connection with the transactions contemplated hereunder, substantially as such settlement is set forth in the Stipulation of Settlement, dated as of May 13, 1996, as amended by an Amendment thereto dated August 13, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed by the parties, and such approval shall be final and non-appealable.

    8.2 Additional Conditions to the Obligation of the Partnership. The obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

      8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

      8.2.2 The representations and warranties of the Merger Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and
    8.2.2 have been fulfilled.

      8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

    8.3 Additional Conditions to the Obligations of the Merger
  Partnership. The obligation of the Merger Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

      8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

      8.3.2 [Intentionally Omitted.]

      8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the condition specified in Section 8.3.1 has been fulfilled.

      8.3.4 The Merger Partnership shall have received evidence, in form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and
    (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

      8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

      8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn substantially to the effect set forth in Exhibit G.

      8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

      8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material adverse change in its Condition or its ability to perform its obligations under this Agreement. For purposes of this
    Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

      8.3.9 Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to a newly-formed, wholly-owned subsidiary of CAPREIT.

      8.3.10 The closing of the merger under the Other Merger Agreement shall be occurring concurrently with the Merger.

      8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided, that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

      8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in
    Section 7.13.

      8.3.13 The amount of Available Cash shall not be less than, (i) from the date hereof through September 30, 1996, $5,566,370, (ii) from October 1 through October 31, 1996, $5,399,140, (iii) from November 1, 1996 through November 30, 1996, $5,351,360, and (iv) from December 1, 1996 through December 31, 1996, $5,303,580.

  9. Termination, Amendment and Waiver.

    9.1 Termination. This Agreement may be terminated and the Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

      9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

      9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

      9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

      9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

      9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation

    (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or (iii) taken any public position inconsistent with such recommendation;

      9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

      9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

      9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

      9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise
    (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

      9.1.10 By the Merger Partnership, if, prior to the Effective Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and
    (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

      9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

    9.2 Effect of Termination. In the event of the termination of this Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the wilful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

    9.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after the BAC Holder Approval of the Transaction has been obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

    9.4 Waiver. At any time prior to the Effective Time, whether before or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

  10. General Provisions

    10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

    (a) if to the Merger Partnership or CAPREIT:

        Watermark III Partners, L.P.
        c/o Capital Apartment Properties, Inc.
        11200 Rockville Pike
        Rockville, Maryland 20852
        Attention: Richard Kadish, President
        Facsimile: (301) 231-0391

    (b) with copies to:

        Apollo Real Estate Advisors, L.P.
        1301 Avenue of the Americas
        38th Floor
        New York, New York, 10019
        Attention: Richard Mack
        Facsimile: (212) 261-4060

        and

        Schulte Roth & Zabel
        900 Third Avenue
        New York, New York 10022
        Attention: Burton Lehman, Esq.
        Facsimile: (212) 593-5955

    (b) if to the Partnership, the Partnership GP or any Owner Partnership:

        c/o C.R.I., Inc.
        11200 Rockville Pike
        Rockville, Maryland 20852
        Attention: William B. Dockser, Chairman, and H. William
        Willoughby, President
        Facsimile: (301) 231-0396
        with a copy to:
        Melissa Lackey, General Counsel
        Facsimile: (301) 468-3150

        and

        Arent Fox Kintner Plotkin & Kahn
        1050 Connecticut Avenue, N.W.
        Washington, D.C. 20036-5339
        Attention: Robert B. Hirsch, Esq.
        Facsimile: (202) 857-6395

    10.2 Certain Definitions As used in this Agreement, the following terms shall have the meanings indicated below:

      "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the Partnership: CRITEF III Associates Limited Partnership, C.R.I., Inc. and CRITEF III, Inc. and (ii) the following Persons shall be deemed Affiliates of the Merger Partnership: CAPREIT and CAPREIT Residential Corporation.

      "Assignor Limited Partner" means CRITEF III, Inc., a Delaware corporation and the sole limited partner of the Partnership.

      "BAC Holder Approval" means the approval of the limited partners of the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

      "Bond Refinancing" means the transaction pursuant to which the Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

      "Business Combination" means any acquisition or purchase of assets of, or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

      "Closing Date" means the date upon which the Merger occurs.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

      "Commission" means the Securities and Exchange Commission or any successor agency.

      "Commitment Letter" means one or more commitment letters or loan, securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

      "Condition" means, with respect to any Person, the business, assets, properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

      "Designated Owner Partnership" means Geary Courtyard Associates.

      "Disclosure Schedule" means the Disclosure Schedule setting forth certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

      "Environmental Laws" includes the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

      "Environmental Reports" means all environmental site assessments, remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Financing" means the debt financing of the Merger and the other transactions contemplated hereby.

      "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

      "Individual Affiliate" means any Person who is now, or at any time since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

      "Knowledge" means (i) with respect to the Partnership, the knowledge of (a) the Partnership GP, (b) the general partners of the Partnership GP and (c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

      "Lien" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

      "Mailing Date" means the first day on which the Proxy Statement is mailed to the holders of BACs pursuant to Section 7.1 above.

      "Mortgaged Property" means the land and the buildings thereon and other assets securing the payment of the Mortgage Revenue Bonds.

      "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the Partnership, as described on the Disclosure Schedule.

      "Mortgage Revenue Documents" means all notes, loan agreements, indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

      "Order" means any judgement, ruling, order, writ, injunction, decree, determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

      "Other Merger Agreement" means the Agreement and Plan of Merger, dated as of the date hereof, among Watermark Partners, L.P., Capital Realty Investors Tax Exempt Fund Limited Partnership and CRITEF Associates Limited Partnership.

      "Owner Partnerships" means the Designated Owner Partnership, Ethans, CRICO of Regency Woods Limited Partnership, CRICO of Ocean Walk Limited Partnership, CRICO of Valley Creek II Limited Partnership, and CRICO of Woodlane Place Limited Partnership.

      "Permitted Statutory Liens" means statutory Liens of landlords, carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

      "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

      "Requirements of Law" means (i) the certificate of limited partnership of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Subsidiary" means, with respect to any Person, any corporation at least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.

      "Termination Date" means December 31, 1996.

      "Transaction" means (i) the sale of the Partnership GP's general partnership interest pursuant to Section 2.3, (ii) the issuance of a limited partnership interest in the Partnership pursuant toSection 7.14, (iii) the Merger, (iv) the actions taken with respect to the Owner Partnerships pursuant to Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

  The following terms are defined in the corresponding Sections listed below:

       TERM                                                            SECTION
       ----                                                            --------
       Accrued Fee Amount............................................. 7.12
       Alternative Proposal........................................... 7.5.2
       Available Cash................................................. 2.2.1(f)
       BAC............................................................ 2.2.1
       Balance Sheet.................................................. 4.7
       Balance Sheet Date............................................. 4.7
       CAPREIT........................................................ Recitals
       Certificate of Merger.......................................... 1.3
       Commitment Date................................................ 8.2.5
       CRIIMI......................................................... 7.12
       Deposit........................................................ 2.6(a)
       Designated Actions............................................. 7.4.1
       Designated Persons............................................. 7.3.1(ii)
       Effective Time................................................. 1.3
       Ethans......................................................... 5.3
       Excess Amount.................................................. 2.2.1(d)
       Fairness Opinion............................................... 8.2.4
       Fiduciary Out Termination...................................... 7.5.2
       Housing Acquisition Department Files........................... 4.18.1
       Interim Financial Statements................................... 4.7
       Liabilities.................................................... 4.8
       Meeting........................................................ 7.2
       Merger......................................................... Recitals
       Merger Consideration........................................... 2.2.1
       Merger Partnership GP.......................................... Recitals
       Merger Partnership LP.......................................... Recitals
       MP Agreement................................................... 3.1
       MP Certificate................................................. 3.1
       Other Filings.................................................. 7.1
       Partnership Act................................................ Recitals
       Partnership Agreement.......................................... 4.1
       Partnership Certificate........................................ 1.4
       Partnership Financial Statements............................... 4.7
       Partnership GP................................................. Recitals
       Partnership GP Agreement....................................... 4.1
       Partnership GP Certificate..................................... 4.1
       Proxy Statement................................................ 7.1
       Redemption Agent............................................... 2.3.1
       Redemption Fund................................................ 2.3.2
       SEC Filings.................................................... 4.7
       Suits.......................................................... 8.1.4
       Surviving Partnership.......................................... 1.1
       Triggering Events.............................................. 7.3.1(ii)

    10.3 Representations and Warranties; Etc. (a) The respective representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

    (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5.

    10.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

    10.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in
  Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

    10.7 Incorporation of Recitals. The recitals hereto are incorporated into this Agreement as if fully restated herein.

    10.8 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
  (ii) may not be assigned, except that the Merger Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          WATERMARK III PARTNERS, L.P.

                                          By: Capital Apartment Properties,
                                              Inc., its general partner


                                                   /s/ Richard L. Kadish
                                          By: _________________________________
                                            Name: Richard L. Kadish
                                            Title: President

                                          CAPITAL REALTY INVESTORS TAX EXEMPT
                                          III LIMITED PARTNERSHIP


                                          By: CRITEF III Associates Limited
                                              Partnership, its general partner

                                          By: C.R.I., Inc., its general
                                              partner

                                                /s/ H. William Willloughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          WILLIAM B. DOCKSER

                                                 /s/ William B. Dockser
                                          _____________________________________


                                          H. WILLIAM WILLOUGHBY

                                                /s/ H. William Willoughby
                                          _____________________________________

                                          CAPITAL APARTMENT PROPERTIES, INC.


                                                   /s/ Richard L. Kadish
                                          By: _________________________________
                                            Name: Richard L. Kadish
                                            Title: President

                                          GEARY COURTYARD ASSOCIATES

                                          By: CRICO of Geary Courtyard, Inc.,
                                              its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF ETHAN'S II LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Ethan's II, Inc., its
                                              general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF REGENCY WOODS LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Regency Woods, Inc.,
                                              its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF OCEAN WALK LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Ocean Walk, Inc. its
                                              general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF OCEAN WALK LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Ocean Walk, Inc. its
                                              general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF VALLEY CREEK II LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Valley Creek II, Inc.,
                                              its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                          CRICO OF WOODLANE PLACE LIMITED
                                           PARTNERSHIP

                                          By: CRICO of Woodlane Place, Inc.,
                                              its general partner

                                                 /s/ H. William Willoughby
                                          By: _________________________________
                                            Name: H. William Willoughby
                                            Title: President

                                                                    APPENDIX B-1

                FAIRNESS OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES I

                                                        Oppenheimer Tower
                                                        World Financial Center
                                                        New York, New York 10281
                                                        (212) 667-7000

[LOGO OF OPPENHEIMER & CO., INC. APPEARS HERE]


Investment Banking Group

                                                         September 20, 1996

Capital Realty Investors Tax Exempt
 Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

  You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to be paid to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") in connection with the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

  Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

  In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement, reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, 1994, and 1995, and unaudited financial statements of Fund I-II for the six months ended June 30, 1996; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993, 1994, and 1995 (except Observatory II whose unaudited financial statements for calendar years 1993, 1994 and 1995 were reviewed), unaudited financial statements for such properties for the twelve month period ended June 30, 1996, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1996 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by the property manager, CAPREIT Residential, an affiliate of CAPREIT; reviewed the September 20, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on the date hereof. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date.

  We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that the assumptions underlying the forecasts are reasonable, and that consequently there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

  In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series I of Fund I-II does not exceed the maximum Adjustment Amount for such Series.

  Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

  It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

  Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                          Very truly yours,

                                          /s/ Oppenheimer & Co., Inc.

                                          Oppenheimer & Co., Inc.

                                                      Oppenheimer Tower
                                                      World Financial Center
                                                      New York, New York 10281
                                                      (212) 667-7000

[LOGO OF OPPENHEIMER & CO., INC. APPEARS HERE]

Investment Banking Group

                                                              September 20, 1996

Capital Realty Investors Tax Exempt
 Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen,

  Oppenheimer & Co., Inc. hereby authorizes the publication of its Fairness Opinion dated September 20, 1996, in the Joint Proxy Statement to be provided to the BAC Holders in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership.

                                         Very truly yours,

                                         Oppenheimer & Co., Inc.

                                         By:  /s/ Stephen R. Blank
                                             ----------------------------------
                                                     Stephen R. Blank

                                         Its: Managing Director

                                                                    APPENDIX B-2

                FAIRNESS OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II

                                   LOGO                       September 20, 1996

Capital Realty Investors Tax
 ExemptFund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

  You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to be paid to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") in connection with the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

  Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

  In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement; reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, 1994, and 1995, and unaudited financial statements of Fund I-II for the six months ended June 30, 1996; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993, 1994, and 1995, unaudited financial statements for such properties for the twelve month period ended June 30, 1996, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1996 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential; reviewed the September 20, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on the date hereof. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date.

  We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of the Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that the assumptions underlying the forecasts are reasonable, and that consequently there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

  In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series II of Fund I-II does not exceed the maximum Adjustment Amount for such Series.

  Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

  It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

  Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                          Very truly yours,

                                          LOGO

                                          Oppenheimer & Co., Inc.

                                   LOGO                       September 20, 1996

Capital Realty Investors Tax
 ExemptFund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen,

  Oppenheimer & Co., Inc. hereby authorizes the publication of its Fairness Opinion dated September 20, 1996, in the Joint Proxy Statement to be provided to the BAC Holders in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership.

                                         Very truly yours,

                                         Oppenheimer & Co., Inc.

                                                         LOGO
                                         By: __________________________________
                                                     Stephen R. Blank

                                         Its: Managing Director

                                                                    APPENDIX B-3

                FAIRNESS OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP

                                   LOGO

                                                              September 20, 1996

Capital Realty Investors Tax Exempt
 Fund III Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

  You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to be paid to the holders (the "BAC Holders") of Beneficial Assignee Certificates issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") in connection with the acquisition of Fund III by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund III and Capital Realty Investors Tax Exempt Fund Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

  Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund III for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

  In connection with our Fairness Opinion, we have: reviewed the Fund III Merger Agreement; reviewed documents relating to the issuance of Fund III's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF III Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund III for the calendar years 1992, 1993, 1994, and 1995, and unaudited financial statements of Fund III for the six months ended June 30, 1996; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993, 1994, and 1995, unaudited financial statements for such properties for the twelve month period ended June 30, 1996, and certain financial and other information relating to Fund III that was publicly available or furnished to Oppenheimer by the General Partner, including 1996 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential; reviewed the September 20, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund III which govern the distribution of proceeds of Fund III upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on the date hereof. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date.

  We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of the Fund III. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that the assumptions underlying the forecasts are reasonable, and that consequently there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund III nor was Oppenheimer furnished with any such evaluations or appraisals.

  In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Fund III does not exceed the maximum Adjustment Amount for such Series.

  Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund III or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

  It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund III for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

  Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                          Very truly yours,

                                          LOGO

                                          Oppenheimer & Co., Inc.

                                   LOGO

                                                              September 20, 1996

Capital Realty Investors Tax
 ExemptFund III Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen,

  Oppenheimer & Co., Inc. hereby authorizes the publication of its Fairness Opinion dated September 20, 1996, in the Joint Proxy Statement to be provided to the BAC Holders in Fund III issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership.

                                         Very truly yours,

                                         Oppenheimer & Co., Inc.

                                                         LOGO
                                         By: __________________________________
                                                     Stephen R. Blank

                                         Its: Managing Director

                                                                    APPENDIX C-1


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                              LIMITED PARTNERSHIP

                            AMENDMENT TO AGREEMENT
                            OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                      TAX EXEMPT FUND LIMITED PARTNERSHIP

  This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund Limited Partnership (the "Partnership"), dated as
of      , 199  (this "Amendment"), is made and entered into by and between
CRITEF Associates Limited Partnership ("CRITEF Associates"), CAPREIT GP, Inc. ("CAPREIT GP"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment Properties, Inc. or its designees] (the "CAPREIT Limited Partners").

                              W I T N E S S E T H

  WHEREAS, as of August 1, 1986, CRITEF Associates, as general partner of the Partnership, executed a Certificate of Limited Partnership of the Partnership (the "Certificate") forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S)17-101, et seq.) (as amended from time to time, the "Partnership Act"), which Certificate was filed with the Delaware Secretary of State on August 19, 1986;

  WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of August 1, 1986 (as it may have been amended from time to time, the "Original Agreement");

  WHEREAS, it is contemplated that the Partnership will merge (the "Merger") with Watermark Partners, L.P., a Delaware limited partnership (the "Merger Partnership"), with the Partnership being the surviving entity, pursuant to the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (as further amended from time to time in accordance with its terms, the "Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership and CRITEF Associates; and

  WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership.

  NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                  AMENDMENTS

  1. Assignment of General Partner Interest. Notwithstanding any provision in the Original Agreement to the contrary, in accordance with Section 6.05(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership to CAPREIT GP.

  2. Withdrawal and Admission. CRITEF Associates hereby withdraws as general partner of the Partnership pursuant to Section 6.01(a) of the Original Agreement and CAPREIT GP is hereby simultaneously admitted to the Partnership as a substitute general partner of the Partnership pursuant to Section 6.02(a) of the Original Agreement. Execution by CAPREIT GP of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and CAPREIT GP's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, CAPREIT GP shall be the sole "General Partner" and the sole "Managing General Partner." CAPREIT GP is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. CAPREIT GP shall file an amendment to the Certificate that reflects the fact that CAPREIT GP is the sole general partner of the Partnership.

  3. Issuance of Limited Partner Interests. Notwithstanding anything to the contrary in the Original Agreement, including, without limitation, Section 5.04(o) of the Original Agreement, limited partner interests in the Partnership are hereby issued by the Partnership to the CAPREIT Limited Partners in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partners are hereby admitted to the Partnership as limited partners of the Partnership. Execution by the CAPREIT Limited Partners of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partners' acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partners as limited partners of the Partnership.

  4. Merger or Consolidation.

  (a) Merger or Consolidation. Notwithstanding anything in the Original Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written consent) of the holders of a majority of the outstanding BACs (voting through the Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

  (b) New Partnership Agreement. In accordance with Section 17-211(g) of the Partnership Act, notwithstanding anything to the contrary contained in the Original Agreement, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

  (c) General Partner Authorization. In connection with the Merger, notwithstanding anything to the contrary in the Original Agreement, CAPREIT GP shall be authorized, at such time in its sole discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, CAPREIT GP, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which CAPREIT GP, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS

  1. Capitalized Terms. Initially capitalized terms used herein and not otherwise defined are used as defined in the Original Agreement.

  2. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

  3. Full Force and Effect. Except to the extent modified hereby, the Original Agreement shall remain in full force and effect.

  4. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by CAPREIT GP as Managing General Partner.

  5. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                          CRITEF ASSOCIATES LIMITED
                                           PARTNERSHIP

                                            C.R.I., Inc., its general partner
                                          By: _________________________________

                                          By: _________________________________
                                            Name:
                                            Title:

                                          CAPREIT GP, INC.

                                          By: _________________________________
                                            Name:
                                            Title:

                                          [CAPREIT LIMITED PARTNERS]

                                          By: _________________________________
                                            Name:
                                            Title:

                                          CRITEF, INC.

                                          By: _________________________________
                                            Name:
                                            Title:

                                                                    APPENDIX C-2


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP

                            AMENDMENT TO AGREEMENT
                            OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                    TAX EXEMPT FUND III LIMITED PARTNERSHIP

  This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the "Partnership"), dated
as of      , 199  (this "Amendment"), is made and entered into by and between
CRITEF III ASSOCIATES LIMITED PARTNERSHIP ("CRITEF Associates"), CAPREIT GP, Inc. ("CAPREIT GP"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment Properties, Inc. or its designees] (the "CAPREIT Limited Partners").

                              W I T N E S S E T H

  WHEREAS, as of September 1, 1987, CRITEF Associates, as general partner of the Partnership, executed a Certificate of Limited Partnership of the Partnership (the "Certificate") forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S)17-101, et seq.) (as amended from time to time, the "Partnership Act"), which Certificate was filed with the Delaware Secretary of State on September 18, 1987;

  WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of September 1, 1987 (as it may have been amended from time to time, the "Original Agreement");

  WHEREAS, it is contemplated that the Partnership will merge (the "Merger") with Watermark III Partners, L.P., a Delaware limited partnership (the "Merger Partnership"), with the Partnership being the survivingentity, pursuant to the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (as further amended from time to time in accordance with its terms, the "Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership and CRITEF Associates; and

  WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership.

  NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                  AMENDMENTS

  1. Assignment of General Partner Interest. Notwithstanding any provision in the Original Agreement to the contrary, in accordance with Section 6.05(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership to CAPREIT GP.

  2. Withdrawal and Admission. CRITEF Associates hereby withdraws as general partner of the Partnership pursuant to Section 6.01(a) of the Original Agreement and CAPREIT GP is hereby simultaneously admitted to the Partnership as a substitute general partner of the Partnership pursuant to Section 6.02(a) of the Original Agreement. Execution by CAPREIT GP of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and CAPREIT GP's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, CAPREIT GP shall be the sole "General Partner" and the sole "Managing General Partner." CAPREIT GP is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. CAPREIT GP shall file an amendment to the Certificate that reflects the fact that CAPREIT GP is the sole general partner of the Partnership.

  3. Issuance of Limited Partner Interest. Notwithstanding anything to the contrary in the Original Agreement, including, without limitation, Section 5.04(o) of the Original Agreement, limited partner interests in the Partnership are hereby issued by the Partnership to the CAPREIT Limited Partners in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partners are hereby admitted to the Partnership as limited partners of the Partnership. Execution by the CAPREIT Limited Partners of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partners' acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partners as limited partners of the Partnership.

  4. Merger or Consolidation.

  (a) Merger or Consolidation. Notwithstanding anything in the Original Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written consent) of the holders of a majority of the outstanding BACs (voting through the Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

  (b) New Partnership Agreement. In accordance with Section 17-211(g) of the Partnership Act, notwithstanding anything to the contrary contained in the Original Agreement, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

  (c) General Partner Authorization. In connection with the Merger, notwithstanding anything to the contrary in the Original Agreement, CAPREIT GP shall be authorized, at such time in its sole discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, CAPREIT GP, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which CAPREIT GP, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS

  1. Capitalized Terms. Initially capitalized terms used herein and not otherwise defined are used as defined in the Original Agreement.

  2. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

  3. Full Force and Effect. Except to the extent modified hereby, the Original Agreement shall remain in full force and effect.

  4. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by CAPREIT GP as Managing General Partner.

  5. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                          CRITEF III ASSOCIATES LIMITED
                                           PARTNERSHIP

                                             C.R.I., Inc., its general partner
                                          By: _________________________________

                                          By: _________________________________
                                             Name:
                                             Title:

                                          CAPREIT GP, INC.

                                          By: _________________________________
                                             Name:
                                             Title:

                                          [CAPREIT LIMITED PARTNERS]

                                          By: _________________________________
                                             Name:
                                             Title:

                                          CRITEF III, INC.

                                          By: _________________________________
                                             Name:
                                             Title:

                                    PROXY
                   CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES I


[X] PLEASE MARK YOUR
    VOTE AS IN THIS EXAMPLE

                  THE GENERAL PARTNER RECOMMENDS A VOTE FOR
                              PROPOSALS 1, 2 & 3

 The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), Series I, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 9:00A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.
 THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II, AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.
[ ] Change of address?
    Check this box and insert new address below:
    ___________________________________________________________________________

  Please be sure to    --------------------------------------------------------
  sign and date this    Date
   Proxy in the box
        below.


- --------------------------------------------------------------------------------
  Stockholder sign above -------------  Co-Holder (if any) sign above


1. MERGER PROPOSAL. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, Watermark
   Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

                FOR          AGAINST        ABSTAIN
                [  ]          [  ]           [  ]





2. NEW PARTNERS PROPOSAL. Approve (a) the sale by the current general partner of Fund I-II of its general partner interest in Fund I-II to CAPREIT GP, Inc., a wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance of the limited partner interests in Fund I-II to CAPREIT or its designees in exchange for the contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

                FOR          AGAINST        ABSTAIN
                [  ]          [  ]           [  ]



3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL
   VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

                FOR          AGAINST        ABSTAIN
                [  ]          [  ]           [  ]


 THE APPROVAL OF THE MERGER PROPOSAL IS CONDITIONED UPON THE APPROVAL OF THE NEW PARTNERS PROPOSAL AND THE APPROVAL OF THE NEW PARTNERS PROPOSAL IS CONDI-TIONED UPON THE APPROVAL OF THE MERGER PROPOSAL. IF THE BAC HOLDERS IN A FUND APPROVE BOTH THE MERGER PROPOSAL AND THE NEW PARTNERS PROPOSAL TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE SIMILAR PRO-POSALS WITH RESPECT TO SUCH FUND TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE PROPOSALS.

 +                                                                         +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

  THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES I

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                    THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY

                                     PROXY
                   CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                        LIMITED PARTNERSHIP, SERIES II


      [X] PLEASE MARK YOUR
          VOTE AS IN THIS EXAMPLE

          THE GENERAL PARTNER RECOMMENDS A VOTE FOR PROPOSALS 1, 2 & 3

 The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), Series II, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 9:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

 THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II, AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

    Change of address?
[_] Check this box and insert new address below:
    ___________________________________________________________________________


  Please be sure to     --------------------------------------------------------
  sign and date this    Date
   Proxy in the box
        below.

- --------------------------------------------------------------------------------
  Stockholder sign above ----------------  Co-Holder (if any) sign above

1. MERGER PROPOSAL. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, Watermark
   Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

                    FOR            AGAINST          ABSTAIN
                    [  ]            [  ]             [  ]

2. NEW PARTNERS PROPOSAL. Approve (a) the sale by the current general partner of Fund I-II of the general partner interest in Fund I-II to CAPREIT GP, Inc., a wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance of limited partner interests in Fund I-II to CAPREIT or its designees in exchange for the contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

                    FOR            AGAINST          ABSTAIN
                    [  ]            [  ]             [  ]

3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

                    FOR            AGAINST          ABSTAIN
                    [  ]            [  ]             [  ]

 THE APPROVAL OF THE MERGER PROPOSAL IS CONDITIONED UPON THE APPROVAL OF THE NEW PARTNERS PROPOSAL AND THE APPROVAL OF THE NEW PARTNERS PROPOSAL IS CONDI-TIONED UPON THE APPROVAL OF THE MERGER PROPOSAL. IF THE BAC HOLDERS IN A FUND APPROVE EACH OF THE MERGER AND NEW PARTNERS PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE SIMILAR PROPOSALS WITH RE-SPECT TO SUCH FUND TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE AP-PROVED THE PROPOSALS.

 +                                                                         +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                    THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY

                                     PROXY
                 CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                             LIMITED PARTNERSHIP

[X] PLEASE MARK YOUR
    VOTE AS IN THIS EXAMPLE

                  THE GENERAL PARTNER RECOMMENDS A VOTE FOR
                              PROPOSALS 1, 2 & 3

 The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III"), which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 10:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.
   THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

[  ] Change of address?
     Check this box and insert new address below:
     ___________________________________________________________________________
Please be sure to sign and date
this Proxy in the box below.            ----------------------------------
                                        Date

- --------------------------------------------------------------------------------
Stockholder sign above ----------------  Co-Holder (if any) sign above

1. MERGER PROPOSAL. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Fund III, CRITEF III Associates Limited Partnership, Watermark III Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of Fund III necessary to authorize expressly the foregoing.

                   FOR             AGAINST           ABSTAIN
                   [   ]             [   ]             [   ]

2. NEW PARTNERS PROPOSAL. Approve (a) the sale by the current general partner of Fund III of its general partner interest in Fund III to CAPREIT GP, Inc., a whollyowned subsidiary of Capital Apartment Prop-erties, Inc.
   ("CAPREIT"), and (b) the issuance of limited partner interests in Fund III to CAPREIT or its designees in exchange for the contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund III necessary to authorize expressly the foregoing.

                   FOR             AGAINST           ABSTAIN
                   [   ]             [   ]             [   ]

3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

                   FOR             AGAINST           ABSTAIN
                   [   ]             [   ]             [   ]

   THE APPROVAL OF THE MERGER PROPOSAL IS CONDITIONED UPON THE APPROVAL OF THE NEW PARTNERS PROPOSAL AND THE APPROVAL OF THE NEW PARTNERS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF THE MERGER PROPOSAL. IF THE BAC HOLDERS IN A FUND APPROVE BOTH THE MERGER PROPOSAL AND THE NEW PARTNERS PROPOSAL TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE SIMILAR PROPOSALS WITH RESPECT TO SUCH FUND TO BE VOTED UPON BY THEM, CAPREIT, IN ITS SOLE DISCRETION, MAY ELECT TO CONSUMMATE THE MERGER WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE PROPOSALS.

  +                                                                         +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                 CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP

- -------------------------------------------------------------------------------
Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                    THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY
- -------------------------------------------------------------------------------